UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2010

American Century Investments®

Utilities Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Utilities

Performance	4
Portfolio Commentary	6
Utilities Market Returns	7
Top Ten Holdings	8
Industry Breakdown	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22

Other Information

Proxy Voting Results	23
Management	24
Board Approval of Management Agreements	28
Additional Information	34
Index Definitions	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Stocks Rallied as Economy Improved

U.S. stocks posted double-digit gains for the 12 months ended June 30, 2010, thanks largely to improving economic conditions and unexpectedly strong corporate earnings. As the period began, the U.S. economy was starting to show early signs of recovery following a sharp downturn in late 2008 and early 2009. Led by improving results in manufacturing activity, housing, and consumer spending, the economy posted positive growth in the third and fourth quarters of 2009 after four consecutive quarters of declining output. By the first quarter of 2010, jobs data turned positive, providing further evidence of a burgeoning economic recovery.

In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins. Rising demand for delayed big-ticket purchases, such as cars and appliances, also contributed to stronger earnings. As a result, stocks rose steadily for much of the period, with the major equity indices advancing by more than 30% from the beginning of the period through April 30, 2010.

Growing Uncertainty Led to Late Decline

Market conditions changed abruptly in the last two months of the period as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. With these headwinds, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

Although stocks gave back a notable portion of their gains late in the period, the broad market indices returned approximately 15% overall for the 12 months. Mid- and small-cap stocks posted the best returns (see the table below), outpacing large-cap shares, while value stocks outperformed growth-oriented issues across all market capitalizations.

U.S. Stock Index Returns
For the 12 months ended June 30, 2010
Russell 1000 Index (Large-Cap)	15.24%	Russell 2000 Index (Small-Cap)	21.48%
Russell 1000 Value Index	16.92%	Russell 2000 Value Index	25.07%
Russell 1000 Growth Index	13.62%	Russell 2000 Growth Index	17.96%
Russell Midcap Index	25.13%
Russell Midcap Value Index	28.91%
Russell Midcap Growth Index	21.30%

3

Performance

Utilities

Total Returns as of June 30, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Utilities	BULIX	5.30%	2.01%	1.31%	6.46%	3/1/93
Russell 3000
Utilities Index	—	5.13%	0.81%	-1.79%	N/A(1)	—
S&P 500 Index	—	14.43%	-0.79%	-1.59%	7.04%(2)	—
(1) Index data first available 7/1/96.
(2)	Since 2/28/93, the date nearest the fund’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Utilities

Total Annual Fund Operating Expenses
Utilities	0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Utilities

Portfolio Manager: Joe Sterling

On March 31, 2010, Utilities portfolio manager John Schniedwind, who was also chief investment officer for quantitative equity, retired from American Century Investments after 27 years with the firm. Effective August 9, 2010, Bill Martin will join Joe Sterling as a portfolio manager of the Utilities Fund.

Performance Summary

Utilities Fund returned 5.30% for the 12 months ended June 30, 2010, outpacing the 5.13% return of its benchmark, the Russell 3000 Utilities Index. The S&P 500 Index, a broad market measure, returned 14.43%.

As described on page 3, equity indices advanced during the reporting period, responding positively to signs of improving economic conditions. Market gains were curbed in the second half of the reporting period, though, as economic trends in the U.S. and abroad softened, causing fears of a double-dip recession and reigniting concerns about the health of the global financial system. Against this backdrop, Utilities Fund delivered gains on an absolute basis, and modestly outperformed its benchmark.

From a broad sector perspective, an overweight allocation and effective stock selection within the traditional utilities sector accounted for the majority of the portfolio’s outperformance relative to its benchmark. Within the sector, a substantial overweight allocation to the gas utilities industry was a key contributor to absolute and relative gains. An underweight stake and effective stock selection in the independent power producer industry group also helped performance on a relative basis, although the group detracted from absolute returns. Holdings in the electric utilities industry were a source of underperformance. An overweight allocation and stock decisions in the telecommunications services sector also contributed significantly to relative returns. Stock selection in the information technology sector slightly trimmed returns relative to the benchmark.

Traditional Utilities Contributed

The traditional utilities group, which represented almost 75% of the portfolio, was the largest sector source of positive relative returns for the reporting period. Within the industry group, overweight positions in select gas utilities helped absolute and relative performance. In particular, a substantial overweight stake in ONEOK, Inc. represented the single largest contribution by far to relative gains, as the natural gas storage and transportation company’s share price climbed 53% in the period. The company had faced a number of issues early in 2009, including a weak economy, legislative debates over carbon restrictions, renewable energy mandates, and regulatory push back on recovery of costs and investments. During the reporting period, as investors gained confidence about these issues and recognized ONEOK’s sound fundamentals, the share price rebounded. Similarly, a significantly overweight position in diversified natural gas company National Fuel Gas Co. added meaningfully to absolute and relative performance as the company’s share price gained 31%.

An underweight allocation and effective stock decisions among independent power producers also helped relative returns. The portfolio successfully avoided key benchmark underperformers, including Dynegy, Inc. The electric power company reported a wider than expected net loss during the period due to lower commodities prices and slower demand. The portfolio also sidestepped energy company AES Corporation, which reported lower earnings and reduced its guidance for future earnings due to weaker forward prices and declining volume.

6

Utilities

The portfolio avoided the water utilities group altogether. This trimmed relative performance modestly, as water utilities delivered modest gains within the benchmark.

Stock selection in the electric utilities industry detracted from absolute and relative performance. Here, the portfolio held several detrimental positions in non-benchmark securities that declined amid sluggish demand for electricity.

Telecommunications, Energy Helped

The telecommunications services sector benefited relative returns. Within the sector, the portfolio held an underweight position in telecommunications provider Verizon. This decision proved advantageous, as the company’s share price declined due to charges associated with workforce reductions and a decline in contract customers. An overweight stake in telecommunications services provider Windstream Corp. added to absolute and relative performance. The company’s share price gained 39% as revenue climbed.

The energy sector also contributed to relative returns. Within the sector, the portfolio held select positions within the oil, gas, and consumable fuels group that were not benchmark members. These positions outperformed the benchmark average during the period.

Information Technology Detracted

The information technology sector was a source of weakness relative to the benchmark. Within the sector, the portfolio’s only position was QUALCOMM, which is not a benchmark constituent. The company’s share price declined during the period.

Outlook

Utilities Fund employs a structured, disciplined investment approach. The management team incorporates both growth and value measures into its stock selection process and attempts to balance the portfolio’s risk and expected return.

The team has continued to avoid water utilities in the portfolio. The portfolio has maintained overweight positions in gas utilities and multi-utilities, as our quantitative process has identified opportunities in these areas.

Utilities Market Returns
For the 12 months ended June 30, 2010
Broad U.S. Stock Market		Primary Utilities Industries in Fund Benchmark
S&P 500 Index	14.43%	Diversified Telecommunication Services	3.23%
Nasdaq Composite Index*	14.94%	Electric Utilities	0.98%
Broad Utilities Market		Multi-Utilities	16.21%
Lipper Utility Fund Index	9.09%	Gas Utilities	23.77%
Russell 3000 Utilities Index	5.13%	Independent Power Producers
		& Energy Traders	-11.31%
		Wireless Telecommunication Services	–3.61%
*Return does not reflect the reinvestment of dividends on securities in the index. Had such reinvestments been included, returns would have been higher.

7

Utilities

Top Ten Holdings
% of net assets
as of 6/30/10
AT&T, Inc.	4.6%
Verizon Communications, Inc.	4.1%
Public Service Enterprise Group, Inc.	3.5%
Southern Co.	3.3%
Edison International	3.1%
PG&E Corp.	3.0%
ONEOK, Inc.	3.0%
CenturyLink, Inc.	3.0%
NextEra Energy, Inc.	2.9%
American Electric Power Co., Inc.	2.6%

Industry Breakdown
% of net assets
as of 6/30/10
Electric Utilities	26.0%
Multi-Utilities	24.5%
Gas Utilities	19.7%
Integrated Telecommunication Services	17.7%
Wireless Telecommunication Services	3.8%
Oil & Gas Storage & Transportation	2.9%
Independent Power Producers & Energy Traders	2.4%
Communications Equipment	1.2%
Coal & Consumable Fuels	0.4%
Cash & Equivalents(1)	1.4%
(1) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
% of net assets
as of 6/30/10
Domestic Common Stocks	92.3%
Foreign Common Stocks(2)	6.3%
Total Common Stocks	98.6%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.2%
(2) Includes depositary shares, dual listed securities and foreign ordinary shares

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual	$1,000	$926.60	$3.34	0.70%
Hypothetical	$1,000	$1,021.32	$3.51	0.70%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

Utilities

JUNE 30, 2010
	Shares	Value		Shares	Value
Common Stocks — 98.6%			INTEGRATED TELECOMMUNICATION
			SERVICES—17.7%
COAL & CONSUMABLE FUELS—0.4%			AT&T, Inc.	432,516	$ 10,462,562
Arch Coal, Inc.	50,400	$ 998,424	CenturyLink, Inc.	204,254	6,803,701
COMMUNICATIONS EQUIPMENT—1.2%			France Telecom SA ADR	90,400	1,564,824
QUALCOMM, Inc.	81,900	2,689,596	Koninklijke KPN NV	168,400	2,150,274
ELECTRIC UTILITIES—26.0%			Qwest Communications
Allegheny Energy, Inc.	58,700	1,213,916	International, Inc.	829,600	4,355,400
American Electric			Telefonica SA ADR	20,000	1,110,600
Power Co., Inc.	184,440	5,957,412	Verizon
Duke Energy Corp.	222,304	3,556,864	Communications, Inc.	331,499	9,288,602
E.ON AG ADR	39,800	1,066,640	Windstream Corp.	438,700	4,632,672
Edison International	224,500	7,121,140			40,368,635
EDP- Energias			MULTI-UTILITIES—24.5%
de Portugal SA	520,200	1,536,002	Alliant Energy Corp.	39,600	1,256,904
EDP- Energias			CenterPoint Energy, Inc.	438,900	5,775,924
de Portugal SA ADR	3,300	97,515
Entergy Corp.	65,500	4,691,110	CMS Energy Corp.	168,700	2,471,455
Exelon Corp.	128,500	4,879,145	Consolidated Edison, Inc.	126,600	5,456,460
FirstEnergy Corp.	105,300	3,709,719	Dominion Resources, Inc.	147,712	5,722,363
Iberdrola SA	314,288	1,762,440	DTE Energy Co.	97,200	4,433,292
Iberdrola SA ADR	1,410	31,626	MDU Resources Group, Inc.	165,100	2,976,753
NextEra Energy, Inc.	135,900	6,626,484	NSTAR	113,642	3,977,470
PPL Corp.	177,200	4,421,140	PG&E Corp.	166,200	6,830,820
			Public Service
Progress Energy, Inc.	88,000	3,451,360	Enterprise Group, Inc.	255,500	8,004,815
Southern Co.	226,300	7,531,264	SCANA Corp.	50,200	1,795,152
UniSource Energy Corp.	57,300	1,729,314	Sempra Energy	49,100	2,297,389
		59,383,091	Wisconsin Energy Corp.	21,300	1,080,762
GAS UTILITIES—19.7%			Xcel Energy, Inc.	180,400	3,718,044
AGL Resources, Inc.	128,100	4,588,542			55,797,603
Atmos Energy Corp.	72,600	1,963,104	OIL & GAS STORAGE & TRANSPORTATION—2.9%
Energen Corp.	99,900	4,428,567	El Paso Corp.	346,900	3,854,059
Laclede Group, Inc. (The)	85,600	2,835,928	Williams Cos., Inc. (The)	150,000	2,742,000
National Fuel Gas Co.	114,800	5,267,024			6,596,059
Nicor, Inc.	137,800	5,580,900	WIRELESS TELECOMMUNICATION SERVICES—3.8%
Northwest Natural Gas Co.	63,600	2,771,052	America Movil SAB de CV,
ONEOK, Inc.	157,900	6,829,175	Series L ADR	68,100	3,234,750
Questar Corp.	82,000	3,730,180	Sprint Nextel Corp.(1)	903,042	3,828,898
Southwest Gas Corp.	41,100	1,212,450	Vodafone Group plc ADR	83,000	1,715,610
UGI Corp.	221,000	5,622,240			8,779,258
		44,829,162	TOTAL COMMON STOCKS
INDEPENDENT POWER PRODUCERS			(Cost $216,581,908)		224,836,683
& ENERGY TRADERS—2.4%
Constellation Energy
Group, Inc.	83,100	2,679,975
NRG Energy, Inc.(1)	128,000	2,714,880
		5,394,855

11

Utilities

	Shares	Value	Notes to Schedule of Investments
Temporary Cash Investments — 1.2%			ADR = American Depositary Receipt
JPMorgan U.S. Treasury			(1) Non-income producing.
Plus Money Market
Fund Agency Shares	39,761	$ 39,761	Industry classifications are unaudited.
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.125%, 6/30/11,
valued at $2,855,814), in a joint trading			See Notes to Financial Statements.
account at 0.01%, dated 6/30/10, due
7/1/10 (Delivery value $2,800,001)		2,800,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $2,839,761)		2,839,761
TOTAL INVESTMENT
SECURITIES — 99.8%
(Cost $219,421,669)		227,676,444
OTHER ASSETS
AND LIABILITIES — 0.2%		424,770
TOTAL NET ASSETS — 100.0%		$228,101,214

12

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $219,421,669)	$227,676,444
Foreign currency holdings, at value (cost of $1,736)	1,741
Receivable for capital shares sold	54,766
Dividends and interest receivable	857,854
228,590,805

Liabilities
Payable for investments purchased	313,028
Payable for capital shares redeemed	43,156
Accrued management fees	133,407
489,591

Net Assets	$228,101,214

Capital Shares, $0.01 Par Value
Authorized	80,000,000
Shares outstanding	18,079,309

Net Asset Value Per Share	$12.62

Net Assets Consist of:
Capital (par value and paid-in surplus)	$237,406,229
Undistributed net investment income	471,590
Accumulated net realized loss on investment and foreign currency transactions	(18,030,633)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	8,254,028
$228,101,214

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $63,558)	$10,892,754
Interest	2,361
10,895,115
Expenses:
Management fees	1,689,841
Directors’ fees and expenses	7,413
Other expenses	10,588
1,707,842

Net investment income (loss)	9,187,273

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions	(6,893,889)
Change in net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	10,462,991

Net realized and unrealized gain (loss)	3,569,102

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,756,375

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 9,187,273	$ 9,289,159
Net realized gain (loss)	(6,893,889)	(10,136,166)
Change in net unrealized appreciation (depreciation)	10,462,991	(96,933,284)
Net increase (decrease) in net assets resulting from operations	12,756,375	(97,780,291)

Distributions to Shareholders
From net investment income	(8,908,274)	(10,297,789)

Capital Share Transactions
Proceeds from shares sold	38,240,653	26,237,168
Proceeds from reinvestment of distributions	8,390,010	9,704,306
Payments for shares redeemed	(59,111,698)	(78,199,008)
Net increase (decrease) in net assets from capital share transactions	(12,481,035)	(42,257,534)

Net increase (decrease) in net assets	(8,632,934)	(150,335,614)

Net Assets
Beginning of period	236,734,148	387,069,762
End of period	$228,101,214	$236,734,148

Undistributed net investment income	$471,590	$453,735

Transactions in Shares of the Fund
Sold	2,863,153	2,073,571
Issued in reinvestment of distributions	622,364	766,908
Redeemed	(4,462,805)	(5,951,923)
Net increase (decrease) in shares of the fund	(977,288)	(3,111,444)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors.

16

Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the year ended June 30, 2010 was 0.69%.

17

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010, were $26,074,746 and $39,355,465, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$210,566,402	—	—
Foreign Common Stocks	8,821,565	$5,448,716	—
Temporary Cash Investments	39,761	2,800,000	—
Total Value of Investment Securities	$219,427,728	$8,248,716	—

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5. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2010, the fund did not utilize the program.

6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$8,908,274	$10,297,789
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$219,955,552
Gross tax appreciation of investments	$ 28,504,301
Gross tax depreciation of investments	(20,783,409)
Net tax appreciation (depreciation) of investments	$ 7,720,892
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies	$ (747)
Net tax appreciation (depreciation)	$7,720,145
Undistributed ordinary income	$471,590
Accumulated capital losses	$(14,489,405)
Capital loss deferral	$(3,007,345)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(492,967), $(2,580,682) and $(11,415,756) expire in 2011, 2017 and 2018, respectively.

The capital loss deferral listed on the previous page represents net capital losses incurred in the eight-month period ended June 30, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2010.

For corporate taxpayers, the fund hereby designates $8,908,274, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2010 as qualified for the corporate dividends received deduction.

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Financial Highlights

Utilities
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$12.42	$17.46	$18.04	$16.30	$13.40	$12.08
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.49	0.46	0.39	0.20	0.38	0.40
Net Realized and
Unrealized Gain (Loss)	0.19	(4.98)	(0.61)	1.70	2.92	1.32
Total From
Investment Operations	0.68	(4.52)	(0.22)	1.90	3.30	1.72
Distributions
From Net
Investment Income	(0.48)	(0.52)	(0.36)	(0.16)	(0.40)	(0.40)
Net Asset Value,
End of Period	$12.62	$12.42	$17.46	$18.04	$16.30	$13.40

Total Return(3)	5.30%	(25.89)%	(1.26)%	11.71%	24.99%	14.30%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.70%	0.70%	0.68%	0.67%(4)	0.68%	0.67%
Ratio of Net Investment
Income (Loss)
to Average Net Assets	3.75%	3.54%	2.16%	2.30%(4)	2.62%	3.09%
Portfolio Turnover Rate	11%	14%	19%	20%	45%	21%
Net Assets, End of Period
(in thousands)	$228,101	$236,734	$387,070	$502,099	$336,672	$292,575
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4) Annualized.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

22

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.):

Frederick L.A. Grauer	For:	4,067,909,978
	Withhold:	174,470,448
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	143,449,883
	Against:	4,877,008
	Abstain:	5,206,489
	Broker Non-Vote:	23,455,454

23

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

24

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

25

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

26

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present);
Thomas	President	Chief Administrative Officer, ACC (February 2006 to February 2007);
(1963)	since 2007	Executive Vice President, ACC (November 2005 to February 2007); Global
Chief Operating Officer and Managing Director, Morgan Stanley (March
2000 to November 2005). Also serves as: Chief Executive Officer and
Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and
other ACC subsidiaries
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

28

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

29

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

30

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

31

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The

32

Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Utility Fund Index tracks the performance of the 10 largest funds in Lipper Inc.’s utilities fund category. Each fund in the category is at least 65% invested in utilities stocks.

The Nasdaq Composite Index is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Utilities Index, a sub-index of the Russell 3000 Index, is a capitalization weighted index of companies in industries heavily affected by government regulation, including among others, basic public service providers (electricity, gas and water), telecommunication services, and oil and gas companies.

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The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69046

Annual Report
June 30, 2010

American Century Investments®

Long-Short Market Neutral Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Long-Short Market Neutral

Performance	4
Portfolio Commentary	6
Top Ten Long Holdings	8
Top Ten Short Holdings.	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	29
Report of Independent Registered Public Accounting Firm	35

Other Information

Proxy Voting Results	36
Management	37
Board Approval of Management Agreements	41
Additional Information	47
Index Definitions	48

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Stocks Rallied as Economy Improved

U.S. stocks posted double-digit gains for the 12 months ended June 30, 2010, thanks largely to improving economic conditions and unexpectedly strong corporate earnings. As the period began, the U.S. economy was starting to show early signs of recovery following a sharp downturn in late 2008 and early 2009. Led by improving results in manufacturing activity, housing, and consumer spending, the economy posted positive growth in the third and fourth quarters of 2009 after four consecutive quarters of declining output. By the first quarter of 2010, jobs data turned positive, providing further evidence of a burgeoning economic recovery.

In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins. Rising demand for delayed big-ticket purchases, such as cars and appliances, also contributed to stronger earnings. As a result, stocks rose steadily for much of the period, with the major equity indices advancing by more than 30% from the beginning of the period through April 30, 2010.

Growing Uncertainty Led to Late Decline

Market conditions changed abruptly in the last two months of the period as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. With these headwinds, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

Although stocks gave back a notable portion of their gains late in the period, the broad market indices returned approximately 15% overall for the 12 months. Mid- and small-cap stocks posted the best returns (see the table below), outpacing large-cap shares, while value stocks outperformed growth-oriented issues across all market capitalizations.

U.S. Stock Index Returns
For the 12 months ended June 30, 2010
Russell 1000 Index (Large-Cap)	15.24%	Russell 2000 Index (Small-Cap)	21.48%
Russell 1000 Value Index	16.92%	Russell 2000 Value Index	25.07%
Russell 1000 Growth Index	13.62%	Russell 2000 Growth Index	17.96%
Russell Midcap Index	25.13%
Russell Midcap Value Index	28.91%
Russell Midcap Growth Index	21.30%

Performance

Long-Short Market Neutral

Total Returns as of June 30, 2010
			Average
			Annual Returns
	Ticker		Since	Inception
	Symbol	1 year	Inception	Date
Investor Class	ALHIX	-0.10%	0.59%	9/30/05
Barclays Capital U.S.
1–3 Month Treasury Bill Index(1)	—	0.12%	2.60%	—
Citigroup 3-Month
Treasury Bill Index	—	0.12%	2.60%	—
Institutional Class	ALISX	0.10%	0.80%	9/30/05
A Class	ALIAX			9/30/05
No sales charge*		-0.30%	0.36%
With sales charge*		-6.05%	-0.88%
B Class	ALIBX			9/30/05
No sales charge*		-1.02%	-0.40%
With sales charge*		-5.02%	-0.83%
C Class	ALICX	-1.13%	-0.42%	9/30/05
R Class	ALIRX	-0.51%	0.09%	9/30/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1) In January 2010, the fund’s benchmark changed from the Citigroup 3-Month Treasury Bill Index to the Barclays Capital U.S. 1–3 Month Treasury
Bill Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams.
The investment process is unchanged.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Long-Short Market Neutral

*From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
3.34%	3.14%	3.59%	4.34%	4.34%	3.84%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Long-Short Market Neutral

Portfolio Managers: Kurt Borgwardt, Claudia Musat, and Zili Zhang

Performance Summary

Long-Short Market Neutral returned –0.10%* for the 12 months ended June 30, 2010, compared with the 0.12% return of its benchmark, the Barclays Capital U.S. 1–3 Month Treasury Bill Index, and the 15.24%** return of the Russell 1000 Index, a broad stock market measure.

Long-Short Market Neutral is designed to generate positive returns in all market environments, regardless of general stock market performance, so the fund uses a riskless asset—Barclays Capital U.S. 1–3 Month Treasury Bill Index—as its benchmark. For the 12-month period, the fund and the benchmark index were roughly flat overall, with the fund posting a fractionally negative return and the benchmark producing a very modest gain. Strong results in the portfolio’s long positions were offset by underperfor-mance on the short side of the portfolio.

Long Positions Performed Well

The fund’s long positions gained more than 20% for the 12-month period. The more economically sensitive sectors of the portfolio—including consumer discretionary, energy, industrials, and materials—contributed the most to performance in the long portion as economic conditions generally improved during the period.

The best individual performance contributor among long positions was a consumer discretionary stock, online movie rental firm Netflix. The company enjoyed strong subscriber growth and generated better-than-expected earnings amid increased customer usage of streaming video. Other top contributors from the consumer discretionary sector included outdoor apparel maker Columbia Sportswear, which consistently exceeded earnings expectations as retail spending improved, and auto parts maker TRW Automotive, which rallied as a recovery in auto sales led to a sharp increase in demand for its products.

The portfolio’s energy and industrials holdings were also meaningful contributors to performance on the long side. The leading contributors in the energy sector were coal producer Alpha Natural Resources, which enjoyed increased demand for metallurgical coal used in steelmaking, and energy exploration and production company Clayton Williams Energy, which benefited from its price-hedging strategies and an increase in oil production. Among industrials stocks, machinery manufacturer Gardner Denver and automotive equipment maker WABCO Holdings were both beneficiaries of the improving economic environment.

Other long positions that added value during the 12-month period included mortgage insurer MGIC Investment and software maker Sybase. MGIC saw a marked decrease in mortgage delinquencies, while Sybase agreed to a takeover by competitor SAP.

* All fund returns referenced in this commentary are for Investor Class shares.
**The Russell 1000 Index returned -1.39% for the period from the fund’s inception on September 30, 2005, through June 30, 2010.

Long-Short Market Neutral

The weaker-performing holdings in the long segment of the portfolio came primarily from the financials and information technology sectors. Notable examples from these sectors included commercial bank Flagstar Bancorp, which reported a series of losses resulting from elevated provisions for problem loans, and communications equipment manufacturer Arris Group, which struggled with growing industry competition. The most significant decliner in the long portfolio was for-profit education firm Corinthian Colleges, which was adversely affected by growing debt issues among students at private educational institutions, as well as the potential for more stringent regulatory requirements.

Short Positions Underperformed

Given the broad rally in the stock market, the fund’s short positions declined overall for the 12-month period. The biggest detractors in the short portion of the portfolio came from sectors tied to the economic recovery, such as consumer discretionary and industrials.

Railroad operator Kansas City Southern and management consulting firm Corporate Executive Board were the worst-performing short positions in the industrials sector. Better economic conditions and merger activity in the railroad industry boosted Kansas City Southern, while Corporate Executive Board repeatedly exceeded earnings estimates through effective cost management.

In the consumer discretionary sector, the biggest detractor among short positions was art auctioneer Sotheby’s, which rallied sharply amid signs that the global art market is beginning to recover. Clothing maker Hanes-brands was another detractor on the short side, advancing as the company reduced debt and delivered strong earnings growth.

On the positive side, short positions in the information technology and telecommunication services sectors added the most value during the period. Discount wireless services provider Leap Wireless International was among the top contributors among short positions. Deteriorating subscriber growth led to disappointing earnings, and merger talks with competitor MetroPCS Communications stalled. In the information technology sector, the best short position was semiconductor equipment manufacturer Form-factor, which reported a string of losses and declining market share that led to a management shake-up at the company.

The top-performing short position in the portfolio was Orient-Express Hotels, which owns and operates luxury hotels primarily in Europe. Sovereign debt issues in Greece and elsewhere in Europe weighed on economic activity, leading to lower occupancy rates at the company’s properties.

A Look Ahead

The market environment has grown increasingly choppy in recent months, reflecting greater uncertainty about the resilience of the economic recovery. Although most businesses weathered the 2008 recession relatively well, stubbornly high unemployment suggests that the corporate sector is not yet confident enough in the strength of the recovery to expand payrolls. This economic uncertainty—and the stock market volatility that often accompanies it—is likely to continue as we move into the second half of 2010.

Long-Short Market Neutral

Top Ten Long Holdings
% of net assets as of 6/30/10
Syniverse Holdings, Inc.	0.83%
World Fuel Services Corp.	0.83%
Complete Production Services, Inc.	0.82%
STERIS Corp.	0.82%
Endurance Specialty Holdings Ltd.	0.80%
Sonoco Products Co.	0.80%
United States Cellular Corp.	0.80%
Broadcom Corp., Class A	0.79%
American Financial Group, Inc.	0.79%
Arris Group, Inc.	0.77%

Top Ten Short Holdings
% of net assets as of 6/30/10
Vector Group Ltd.	(0.78)%
Mercury General Corp.	(0.78)%
O’Reilly Automotive, Inc.	(0.77)%
Sigma-Aldrich Corp.	(0.77)%
Steelcase, Inc., Class A	(0.76)%
Clearwire Corp., Class A	(0.76)%
PACCAR, Inc.	(0.76)%
Holly Corp.	(0.76)%
Cavium Networks, Inc.	(0.76)%
Covance, Inc.	(0.76)%

Types of Investments in Portfolio
% of net assets as of 6/30/10
Common Stocks	90.1%
Securities Sold Short	(89.4)%
Temporary Cash Investments	1.1%

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,012.10	$14.82	2.97%
Institutional Class	$1,000	$1,013.10	$13.83	2.77%
A Class	$1,000	$1,011.20	$16.06	3.22%
B Class	$1,000	$1,007.30	$19.76	3.97%
C Class	$1,000	$1,006.30	$19.75	3.97%
R Class	$1,000	$1,009.20	$17.29	3.47%
Hypothetical
Investor Class	$1,000	$1,010.07	$14.80	2.97%
Institutional Class	$1,000	$1,011.06	$13.81	2.77%
A Class	$1,000	$1,008.83	$16.04	3.22%
B Class	$1,000	$1,005.11	$19.74	3.97%
C Class	$1,000	$1,005.11	$19.74	3.97%
R Class	$1,000	$1,007.59	$17.27	3.47%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

Long-Short Market Neutral

JUNE 30, 2010
	Shares	Value		Shares	Value
Common Stocks(1) — 90.1%			optionsXpress
			Holdings, Inc.(2)	15,740	$ 247,748
AEROSPACE & DEFENSE — 1.1%			SEI Investments Co.	43,414	883,909
L-3 Communications					2,956,037
Holdings, Inc.	1,418	$ 100,451
Northrop Grumman Corp.	15,607	849,645	CHEMICALS — 4.2%
Raytheon Co.	5,312	257,048	Ashland, Inc.	13,312	617,943
		1,207,144	Huntsman Corp.	73,452	636,829
AIR FREIGHT & LOGISTICS — 0.8%			Lubrizol Corp.	9,551	767,041
Atlas Air Worldwide			Minerals Technologies, Inc.	12,594	598,719
Holdings, Inc.(2)	16,224	770,640	OM Group, Inc.(2)	16,150	385,339
UTi Worldwide, Inc.	13,920	172,330	PolyOne Corp.(2)	5,213	43,893
		942,970	PPG Industries, Inc.	2,159	130,425
AIRLINES — 0.3%			Scotts Miracle-Gro Co.
Allegiant Travel Co.	8,353	356,590	(The), Class A	13,194	585,946
AUTO COMPONENTS — 1.5%			Sherwin-Williams Co. (The)	5,868	406,007
Cooper Tire & Rubber Co.	44,469	867,145	Valspar Corp.	20,512	617,821
TRW Automotive					4,789,963
Holdings Corp.(2)	31,061	856,352	COMMERCIAL BANKS — 0.4%
		1,723,497	Toronto-Dominion Bank
AUTOMOBILES — 0.3%			(The)	7,694	499,418
Ford Motor Co.(2)	36,631	369,240	COMMERCIAL SERVICES & SUPPLIES — 0.9%
BEVERAGES — 0.6%			M&F Worldwide Corp.(2)	8,226	222,925
Dr Pepper Snapple			Waste Management, Inc.	24,823	776,711
Group, Inc.	18,746	700,913			999,636
BIOTECHNOLOGY — 2.3%			COMMUNICATIONS EQUIPMENT — 1.7%
Amgen, Inc.(2)	5,332	280,463	Arris Group, Inc.(2)	86,845	884,951
Biogen Idec, Inc.(2)	5,878	278,911	InterDigital, Inc.(2)	11,086	273,713
Cephalon, Inc.(2)	5,078	288,177	Tellabs, Inc.	129,783	829,313
Cubist					1,987,977
Pharmaceuticals, Inc.(2)	13,707	282,364	COMPUTERS & PERIPHERALS — 2.6%
Emergent			Lexmark International, Inc.,
Biosolutions, Inc.(2)	18,689	305,378	Class A(2)	23,791	785,817
Incyte Corp. Ltd.(2)	22,694	251,223	Seagate Technology(2)	35,273	459,960
Martek Biosciences Corp.(2)	13,144	311,645	Teradata Corp.(2)	28,382	865,083
Medivation, Inc.(2)	26,823	237,115	Western Digital Corp.(2)	27,026	815,104
PDL BioPharma, Inc.	44,828	251,933			2,925,964
Talecris Biotherapeutics			CONSTRUCTION & ENGINEERING — 1.1%
Holdings Corp.(2)	8,778	185,216
			EMCOR Group, Inc.(2)	22,267	515,926
		2,672,425	URS Corp.(2)	19,528	768,427
CAPITAL MARKETS — 2.6%					1,284,353
Apollo Investment Corp.	23,371	218,051	CONSUMER FINANCE — 1.2%
GFI Group, Inc.	121,545	678,221	AmeriCredit Corp.(2)	31,068	566,059
Investment Technology
Group, Inc.(2)	19,494	313,074	Cash America
			International, Inc.	23,158	793,625
Legg Mason, Inc.	21,942	615,034			1,359,684

Long-Short Market Neutral

	Shares	Value		Shares	Value
CONTAINERS & PACKAGING — 1.9%			Noble Corp.(2)	6,142	$ 189,849
Owens-Illinois, Inc.(2)	12,797	$ 338,481	Tetra Technologies, Inc.(2)	52,754	479,006
Rock-Tenn Co., Class A	11,607	576,520			2,694,532
Sealed Air Corp.	15,891	313,371	FOOD & STAPLES RETAILING — 0.3%
Sonoco Products Co.	30,102	917,508	SUPERVALU, INC.	31,193	338,132
		2,145,880	FOOD PRODUCTS — 2.9%
DIVERSIFIED CONSUMER SERVICES — 0.5%			Corn Products
Career Education Corp.(2)	2,900	66,758	International, Inc.	21,254	643,996
Corinthian Colleges, Inc.(2)	48,987	482,522	Darling International, Inc.(2)	48,086	361,126
		549,280	Del Monte Foods Co.	58,887	847,385
DIVERSIFIED FINANCIAL SERVICES — 0.8%			Fresh Del Monte
			Produce, Inc.(2)	5,755	116,481
Bank of America Corp.	11,224	161,289
PHH Corp.(2)	39,387	749,928	H.J. Heinz Co.	3,902	168,644
			TreeHouse Foods, Inc.(2)	11,772	537,510
		911,217
DIVERSIFIED TELECOMMUNICATION			Tyson Foods, Inc., Class A	42,973	704,327
SERVICES — 0.9%					3,379,469
IDT Corp., Class B(2)	49,793	634,861	GAS UTILITIES — 0.9%
Qwest Communications			Nicor, Inc.	9,943	402,692
International, Inc.	77,400	406,350	UGI Corp.	25,740	654,825
		1,041,211			1,057,517
ELECTRIC UTILITIES — 0.9%			HEALTH CARE EQUIPMENT & SUPPLIES — 3.0%
DPL, Inc.	24,102	576,039	American Medical Systems
Entergy Corp.	1,628	116,597	Holdings, Inc.(2)	27,122	599,938
Exelon Corp.	7,751	294,305	Beckman Coulter, Inc.	6,013	362,524
FirstEnergy Corp.	2,378	83,777	Becton, Dickinson & Co.	2,332	157,690
		1,070,718	C.R. Bard, Inc.	2,687	208,323
ELECTRICAL EQUIPMENT — 0.9%			Hill-Rom Holdings, Inc.	13,667	415,887
Brady Corp., Class A	24,782	617,567	Hologic, Inc.(2)	19,486	271,440
EnerSys(2)	3,446	73,641	Hospira, Inc.(2)	3,459	198,720
Hubbell, Inc., Class B	5,281	209,603	Kinetic Concepts, Inc.(2)	5,813	212,233
Thomas & Betts Corp.(2)	5,314	184,396	Sirona Dental
			Systems, Inc.(2)	2,313	80,585
		1,085,207
ELECTRONIC EQUIPMENT,			STERIS Corp.	30,285	941,257
INSTRUMENTS & COMPONENTS — 1.4%					3,448,597
Benchmark			HEALTH CARE PROVIDERS & SERVICES — 1.2%
Electronics, Inc.(2)	4,328	68,599	Centene Corp.(2)	22,697	487,985
Celestica, Inc.(2)	98,788	796,231	Coventry Health Care, Inc.(2)	7,619	134,704
Flextronics			Health Net, Inc.(2)	13,245	322,781
International Ltd.(2)	12,527	70,151
			Humana, Inc.(2)	2,810	128,333
Vishay			Omnicare, Inc.	14,711	348,650
Intertechnology, Inc.(2)	81,555	631,236
		1,566,217			1,422,453
ENERGY EQUIPMENT & SERVICES — 2.4%			HOTELS, RESTAURANTS & LEISURE — 2.2%
Basic Energy			Cheesecake Factory, Inc.
			(The)(2)	28,350	631,071
Services, Inc.(2)	34,965	269,231
			Hyatt Hotels Corp., Class A(2)	6,431	238,526
Complete Production
Services, Inc.(2)	65,874	941,998	PF Chang’s China Bistro, Inc.	18,563	736,023
National Oilwell Varco, Inc.	24,628	814,448	Starbucks Corp.	25,618	622,517

Long-Short Market Neutral

	Shares	Value		Shares	Value
Starwood Hotels & Resorts			IT SERVICES — 2.0%
Worldwide, Inc.	7,855	$ 325,433	Accenture plc, Class A	4,377	$ 169,171
		2,553,570	Acxiom Corp.(2)	40,635	596,928
HOUSEHOLD DURABLES — 1.1%			Computer Sciences Corp.	8,352	377,928
American Greetings Corp.,			International Business
Class A	5,364	100,629	Machines Corp.	3,597	444,158
D.R. Horton, Inc.	13,041	128,193	TeleTech Holdings, Inc.(2)	33,487	431,647
Garmin Ltd.	14,304	417,391	Western Union Co. (The)	18,369	273,882
Harman International					2,293,714
Industries, Inc.(2)	16,800	502,151
Ryland Group, Inc.	9,585	151,635	LEISURE EQUIPMENT & PRODUCTS — 0.7%
		1,299,999	Polaris Industries, Inc.	14,067	768,340
INDEPENDENT POWER			LIFE SCIENCES TOOLS & SERVICES — 0.9%
PRODUCERS & ENERGY TRADERS — 1.7%			Bruker Corp.(2)	68,138	828,558
Calpine Corp.(2)	26,777	340,603	PerkinElmer, Inc.	12,539	259,181
Constellation Energy					1,087,739
Group, Inc.	23,134	746,072	MACHINERY — 5.1%
NRG Energy, Inc.(2)	39,350	834,613	AGCO Corp.(2)	5,885	158,718
		1,921,288	Cummins, Inc.	13,076	851,640
INDUSTRIAL CONGLOMERATES — 0.9%			Dover Corp.	19,423	811,687
Carlisle Cos., Inc.	23,987	866,650	Gardner Denver, Inc.	11,302	503,956
Seaboard Corp.	116	175,160	Mueller Industries, Inc.	19,799	487,055
		1,041,810	Navistar
INSURANCE — 4.9%			International Corp.(2)	6,248	307,402
Allied World Assurance Co.			Oshkosh Corp.(2)	22,264	693,746
Holdings Ltd.	15,430	700,213	Parker-Hannifin Corp.	14,893	825,966
American Financial			Timken Co.	9,859	256,235
Group, Inc.	33,246	908,281	Wabtec Corp.	9,222	367,866
Axis Capital Holdings Ltd.	25,193	748,736	Watts Water
Endurance Specialty			Technologies, Inc., Class A	14,907	427,235
Holdings Ltd.	24,503	919,598			5,691,506
Horace Mann			MARINE — 0.5%
Educators Corp.	31,900	488,070
			Kirby Corp.(2)	16,076	614,907
Navigators Group, Inc.
(The)(2)	1,849	76,049	MEDIA — 3.1%
Platinum Underwriters			CBS Corp., Class B	29,871	386,232
Holdings Ltd.	9,233	335,066	Cinemark Holdings, Inc.	15,752	207,139
Principal Financial			Comcast Corp., Class A	35,892	623,444
Group, Inc.	28,513	668,345	DISH Network Corp., Class A	17,097	310,311
Travelers Cos., Inc. (The)	13,613	670,440	Gannett Co., Inc.	18,334	246,776
		5,514,798	Harte-Hanks, Inc.	22,861	238,897
INTERNET & CATALOG RETAIL — 1.0%			Interpublic Group
HSN, Inc.(2)	13,580	325,920	of Cos., Inc. (The)(2)	56,552	403,216
Netflix, Inc.(2)	7,767	843,885	McGraw-Hill Cos., Inc. (The)	12,243	344,518
		1,169,805	Time Warner, Inc.	29,219	844,721
INTERNET SOFTWARE & SERVICES — 0.3%					3,605,254
AOL, Inc.(2)	3,364	69,938	METALS & MINING — 1.8%
EarthLink, Inc.	20,397	162,359	Golden Star
			Resources Ltd.(2)	66,334	290,543
IAC/InterActiveCorp(2)	7,073	155,394
			Hecla Mining Co.(2)	131,154	684,624
		387,691

Long-Short Market Neutral

	Shares	Value		Shares	Value
Reliance Steel &			King Pharmaceuticals, Inc.(2)	12,927	$ 98,116
Aluminum Co.	18,021	$ 651,459	ViroPharma, Inc.(2)	24,978	280,003
Schnitzer Steel					1,195,955
Industries, Inc., Class A	6,156	241,315
			REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.6%
Titanium Metals Corp.(2)	8,546	150,324
			Apartment Investment &
		2,018,265	Management Co., Class A	28,248	547,164
MULTILINE RETAIL — 1.2%			CBL & Associates
Big Lots, Inc.(2)	9,897	317,595	Properties, Inc.	27,819	346,068
Family Dollar Stores, Inc.	14,040	529,167	Hospitality Properties Trust	19,167	404,424
Macy’s, Inc.	24,754	443,097	Mack-Cali Realty Corp.	16,397	487,483
Sears Holdings Corp.(2)	1,759	113,719			1,785,139
		1,403,578	ROAD & RAIL — 1.1%
MULTI-UTILITIES — 0.7%			Dollar Thrifty Automotive
DTE Energy Co.	3,613	164,789	Group, Inc.(2)	9,868	420,475
NSTAR	17,988	629,580	Werner Enterprises, Inc.	40,420	884,794
Xcel Energy, Inc.	2,771	57,110			1,305,269
		851,479	SEMICONDUCTORS &
			SEMICONDUCTOR EQUIPMENT — 4.2%
OFFICE ELECTRONICS — 0.1%
			Advanced Micro
Xerox Corp.	14,128	113,589	Devices, Inc.(2)	27,194	199,060
OIL, GAS & CONSUMABLE FUELS — 5.1%			Amkor Technology, Inc.(2)	45,489	250,644
Anadarko Petroleum Corp.	15,603	563,112	Broadcom Corp., Class A	27,625	910,795
Bill Barrett Corp.(2)	9,944	305,977	Fairchild Semiconductor
Chevron Corp.	7,483	507,796	International, Inc.(2)	33,411	280,987
Cimarex Energy Co.	592	42,375	Integrated Device
ConocoPhillips	17,268	847,686	Technology, Inc.(2)	59,030	292,199
Hess Corp.	8,462	425,977	Intel Corp.	10,255	199,460
Murphy Oil Corp.	1,547	76,654	LSI Corp.(2)	181,888	836,685
Peabody Energy Corp.	4,751	185,907	Marvell Technology
			Group Ltd.(2)	33,592	529,410
Stone Energy Corp.(2)	56,098	626,054
W&T Offshore, Inc.	69,746	659,797	Micron Technology, Inc.(2)	68,658	582,906
Williams Cos., Inc. (The)	32,477	593,680	Teradyne, Inc.(2)	38,394	374,342
World Fuel Services Corp.	36,556	948,262	Texas Instruments, Inc.	13,184	306,924
		5,783,277			4,763,412
PAPER & FOREST PRODUCTS — 1.0%			SOFTWARE — 2.5%
Clearwater Paper Corp.(2)	9,621	526,847	Autodesk, Inc.(2)	17,608	428,931
International Paper Co.	17,399	393,739	CA, Inc.	21,215	390,356
MeadWestvaco Corp.	7,646	169,741	Microsoft Corp.	31,290	719,983
		1,090,327	Quest Software, Inc.(2)	47,938	864,801
PERSONAL PRODUCTS — 0.3%			Synopsys, Inc.(2)	22,740	474,584
Nu Skin Enterprises, Inc.,					2,878,655
Class A	12,662	315,664	SPECIALTY RETAIL — 1.8%
PHARMACEUTICALS — 1.0%			AutoZone, Inc.(2)	1,086	209,837
Eli Lilly & Co.	9,611	321,969	Foot Locker, Inc.	17,202	217,089
Endo Pharmaceuticals			Gap, Inc. (The)	41,776	812,961
Holdings, Inc.(2)	7,928	172,989
			Rent-A-Center, Inc.(2)	39,715	804,626
Forest Laboratories, Inc.(2)	11,771	322,878
					2,044,513

Long-Short Market Neutral

	Shares	Value		Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.4%			AIR FREIGHT & LOGISTICS — (0.6)%
Timberland Co. (The),			C.H. Robinson
Class A(2)	31,729	$ 512,423	Worldwide, Inc.	(11,922)	$ (663,579)
THRIFTS & MORTGAGE FINANCE — 0.5%			AIRLINES — (0.8)%
Flagstar Bancorp, Inc.(2)	182,370	572,642	AMR Corp.	(113,494)	(769,490)
TOBACCO — 0.1%			JetBlue Airways Corp.	(32,380)	(177,766)
Reynolds American, Inc.	3,027	157,767			(947,256)
TRADING COMPANIES & DISTRIBUTORS — 0.4%			AUTO COMPONENTS — (0.5)%
Applied Industrial			BorgWarner, Inc.	(2,660)	(99,324)
Technologies, Inc.	11,515	291,560	Magna International, Inc.,
WESCO International, Inc.(2)	3,448	116,094	Class A	(7,595)	(500,967)
		407,654			(600,291)
WIRELESS TELECOMMUNICATION SERVICES — 2.3%			AUTOMOBILES — (1.2)%
NTELOS Holdings Corp.	8,967	154,232	Harley-Davidson, Inc.	(33,198)	(737,992)
Sprint Nextel Corp.(2)	144,034	610,704	Winnebago Industries, Inc.	(59,929)	(595,694)
Syniverse Holdings, Inc.(2)	46,743	955,895			(1,333,686)
United States			BEVERAGES — (1.0)%
Cellular Corp.(2)	22,233	914,888	Coca-Cola Co. (The)	(8,054)	(403,666)
		2,635,719	PepsiCo, Inc.	(12,047)	(734,265)
TOTAL COMMON STOCKS					(1,137,931)
(Cost $86,855,590)		103,271,989	BIOTECHNOLOGY — (2.9)%
Temporary Cash Investments — 1.1%			Abraxis Bioscience, Inc.	(5,036)	(373,672)
JPMorgan U.S. Treasury			Acorda Therapeutics, Inc.	(8,902)	(276,941)
Plus Money Market Fund			Alexion
Agency Shares	39,068	39,068	Pharmaceuticals, Inc.	(1,793)	(91,784)
Repurchase Agreement, Bank of America			AMAG Pharmaceuticals, Inc.	(8,667)	(297,711)
Securities, LLC, (collateralized by various			Amylin Pharmaceuticals, Inc.	(15,004)	(282,075)
U.S. Treasury obligations, 1.125%, 6/30/11,
valued at $1,223,920), in a joint trading			BioMarin
account at 0.01%, dated 6/30/10, due			Pharmaceutical, Inc.	(3,192)	(60,520)
7/1/10 (Delivery value $1,200,000)		1,200,000	Dendreon Corp.	(7,515)	(242,960)
TOTAL TEMPORARY			Genzyme Corp.	(5,916)	(300,356)
CASH INVESTMENTS			Isis Pharmaceuticals, Inc.	(31,286)	(299,408)
(Cost $1,239,068)		1,239,068	Myriad
TOTAL INVESTMENT			Pharmaceuticals, Inc.	(15,233)	(57,276)
SECURITIES — 91.2%			Pharmasset, Inc.	(9,539)	(260,796)
(Cost $88,094,658)		104,511,057
TOTAL SECURITIES			Theravance, Inc.	(18,885)	(237,384)
SOLD SHORT — (89.4)%	(102,460,720)		United Therapeutics Corp.	(5,298)	(258,595)
OTHER ASSETS			Vertex Pharmaceuticals, Inc.	(8,409)	(276,656)
AND LIABILITIES — 98.2%		112,587,344			(3,316,134)
TOTAL NET ASSETS — 100.0%	$ 114,637,681		CAPITAL MARKETS — (1.6)%
Securities Sold Short — (89.4)%			Charles Schwab Corp. (The)	(10,733)	(152,194)
AEROSPACE & DEFENSE — (1.0)%			Greenhill & Co., Inc.	(6,418)	(392,332)
			Knight Capital Group, Inc.,
CAE, Inc.	(29,739)	(258,432)	Class A	(48,572)	(669,808)
Curtiss-Wright Corp.	(4,633)	(134,542)	State Street Corp.	(18,266)	(617,756)
Spirit Aerosystems			Teton Advisors, Inc., Class B	(35)	(14)
Holdings, Inc., Class A	(36,594)	(697,482)
		(1,090,456)			(1,832,104)

Long-Short Market Neutral

	Shares	Value		Shares	Value
CHEMICALS — (5.0)%			CONTAINERS & PACKAGING — (0.9)%
Air Products &			Bemis Co., Inc.	(18,685)	$ (504,495)
Chemicals, Inc.	(4,755)	$ (308,172)	Pactiv Corp.	(12,527)	(348,877)
Celanese Corp., Series A	(5,892)	(146,770)	Temple-Inland, Inc.	(8,201)	(169,515)
Ecolab, Inc.	(13,985)	(628,066)			(1,022,887)
H.B. Fuller Co.	(5,443)	(103,363)	DIVERSIFIED CONSUMER SERVICES — (1.4)%
Intrepid Potash, Inc.	(28,031)	(548,567)	American Public
Methanex Corp.	(34,130)	(672,020)	Education, Inc.	(12,041)	(526,192)
Mosaic Co. (The)	(4,505)	(175,605)	Coinstar, Inc.	(6,068)	(260,742)
NL Industries, Inc.	(37,424)	(228,286)	Strayer Education, Inc.	(3,716)	(772,519)
Olin Corp.	(34,147)	(617,719)			(1,559,453)
Potash Corp. of			DIVERSIFIED FINANCIAL SERVICES — (0.8)%
Saskatchewan, Inc.	(9,187)	(792,287)	Interactive Brokers
Praxair, Inc.	(6,843)	(520,000)	Group, Inc., Class A	(15,052)	(249,863)
Sigma-Aldrich Corp.	(17,607)	(877,356)	Leucadia National Corp.	(32,829)	(640,494)
Valhi, Inc.	(12,177)	(150,264)			(890,357)
		(5,768,475)	ELECTRIC UTILITIES — (1.4)%
COMMERCIAL SERVICES & SUPPLIES — (1.8)%			Allete, Inc.	(14,870)	(509,149)
Clean Harbors, Inc.	(3,735)	(248,041)	Cleco Corp.	(9,625)	(254,196)
Ritchie Bros.			Great Plains Energy, Inc.	(50,224)	(854,813)
Auctioneers, Inc.	(28,463)	(518,596)			(1,618,158)
Steelcase, Inc., Class A	(113,081)	(876,378)	ELECTRICAL EQUIPMENT — (0.5)%
Stericycle, Inc.	(6,998)	(458,929)	American
		(2,101,944)	Superconductor Corp.	(7,840)	(209,250)
COMMUNICATIONS EQUIPMENT — (2.3)%			Canadian Solar, Inc.	(14,830)	(145,037)
Ciena Corp.	(4,498)	(57,035)	First Solar, Inc.	(1,831)	(208,423)
Cisco Systems, Inc.	(33,284)	(709,282)			(562,710)
Comverse Technology, Inc.	(24,168)	(188,510)	ELECTRONIC EQUIPMENT,
EchoStar Corp., Class A	(13,049)	(248,975)	INSTRUMENTS & COMPONENTS — (1.8)%
Infinera Corp.	(102,313)	(657,873)	Amphenol Corp., Class A	(12,392)	(486,758)
Viasat, Inc.	(25,243)	(821,912)	Corning, Inc.	(42,852)	(692,059)
		(2,683,587)	FLIR Systems, Inc.	(4,546)	(132,243)
COMPUTERS & PERIPHERALS — (1.8)%			Ingram Micro, Inc., Class A	(38,104)	(578,800)
Diebold, Inc.	(7,969)	(217,155)	Itron, Inc.	(2,817)	(174,147)
Isilon Systems, Inc.	(22,821)	(293,022)			(2,064,007)
NCR Corp.	(53,872)	(652,928)	ENERGY EQUIPMENT & SERVICES — (1.6)%
NetApp, Inc.	(15,841)	(591,028)	Atwood Oceanics, Inc.	(1,399)	(35,702)
QLogic Corp.	(16,960)	(281,875)	Bristow Group, Inc.	(2,184)	(64,210)
		(2,036,008)	Dril-Quip, Inc.	(6,178)	(271,956)
CONSTRUCTION & ENGINEERING — (0.2)%			Global Industries Ltd.	(93,964)	(421,898)
Tutor Perini Corp.	(12,333)	(203,248)	Patterson-UTI Energy, Inc.	(8,525)	(109,717)
CONSTRUCTION MATERIALS — (0.1)%			Pride International, Inc.	(13,440)	(300,250)
Eagle Materials, Inc.	(5,868)	(152,157)	Weatherford
CONSUMER FINANCE — (0.8)%			International Ltd.	(44,663)	(586,871)
SLM Corp.	(80,207)	(833,351)			(1,790,604)
Student Loan Corp. (The)	(3,989)	(96,055)
		(929,406)

Long-Short Market Neutral

	Shares	Value		Shares	Value
FOOD & STAPLES RETAILING — (1.2)%			INDEPENDENT POWER PRODUCERS &
Costco Wholesale Corp.	(14,365)	$ (787,633)	ENERGY TRADERS — (0.8)%
Rite Aid Corp.	(642,732)	(629,877)	Ormat Technologies, Inc.	(29,057)	$ (822,023)
		(1,417,510)	TransAlta Corp.	(6,808)	(125,948)
FOOD PRODUCTS — (2.1)%					(947,971)
Bunge Ltd.	(13,987)	(688,021)	INDUSTRIAL CONGLOMERATES — (1.9)%
Green Mountain Coffee			General Electric Co.	(50,373)	(726,379)
Roasters, Inc.	(29,053)	(746,662)	McDermott
Hain Celestial Group, Inc.			International, Inc.	(36,496)	(790,503)
(The)	(28,965)	(584,224)	Otter Tail Corp.	(32,581)	(629,791)
Kraft Foods, Inc., Class A	(15,861)	(444,108)			(2,146,673)
		(2,463,015)	INSURANCE — (4.6)%
GAS UTILITIES — (0.7)%			Assured Guaranty Ltd.	(47,932)	(636,058)
Northwest Natural Gas Co.	(18,211)	(793,453)	Enstar Group Ltd.	(10,375)	(689,315)
HEALTH CARE EQUIPMENT & SUPPLIES — (2.5)%			Fairfax Financial
Inverness Medical			Holdings Ltd.	(2,314)	(857,823)
Innovations, Inc.	(5,050)	(134,633)	Genworth Financial, Inc.,
Meridian Bioscience, Inc.	(6,285)	(106,845)	Class A	(4,081)	(53,339)
NuVasive, Inc.	(23,407)	(830,012)	Hanover Insurance
Resmed, Inc.	(8,100)	(492,561)	Group, Inc. (The)	(14,782)	(643,017)
			Marsh &
Volcano Corp.	(39,412)	(859,970)	McLennan Cos., Inc.	(22,068)	(497,633)
West Pharmaceutical			MBIA, Inc.	(77,300)	(433,653)
Services, Inc.	(12,983)	(473,750)
		(2,897,771)	Mercury General Corp.	(21,447)	(888,763)
HEALTH CARE PROVIDERS & SERVICES — (0.8)%			Wesco Financial Corp.	(1,741)	(562,691)
DaVita, Inc.	(3,214)	(200,682)	XL Capital Ltd., Class A	(3,883)	(62,167)
Landauer, Inc.	(1,314)	(79,996)			(5,324,459)
VCA Antech, Inc.	(25,234)	(624,794)	INTERNET & CATALOG RETAIL — (0.2)%
		(905,472)	priceline.com, Inc.	(1,467)	(258,984)
HEALTH CARE TECHNOLOGY — (0.8)%			INTERNET SOFTWARE & SERVICES — (1.3)%
athenahealth, Inc.	(9,880)	(258,164)	Equinix, Inc.	(10,338)	(839,653)
Quality Systems, Inc.	(12,147)	(704,405)	WebMD Health Corp.	(11,712)	(543,788)
		(962,569)	Yahoo!, Inc.	(8,422)	(116,476)
HOTELS, RESTAURANTS & LEISURE — (3.1)%					(1,499,917)
Burger King Holdings, Inc.	(43,483)	(732,254)	IT SERVICES — (1.0)%
Carnival Corp.	(16,434)	(496,964)	Sapient Corp.	(26,064)	(264,289)
			SRA International, Inc.,
International			Class A	(35,002)	(688,489)
Speedway Corp., Class A	(17,660)	(454,922)
Jack in the Box, Inc.	(39,765)	(773,429)	Visa, Inc., Class A	(2,829)	(200,152)
Orient-Express Hotels Ltd.,			Wright Express Corp.	(1,363)	(40,481)
Class A	(70,464)	(521,434)			(1,193,411)
Royal Caribbean Cruises Ltd.	(16,769)	(381,830)	LIFE SCIENCES TOOLS & SERVICES — (1.1)%
Scientific Games Corp.,			Covance, Inc.	(16,921)	(868,386)
Class A	(15,322)	(140,962)	Luminex Corp.	(16,551)	(268,457)
		(3,501,795)	Pharmaceutical Product
HOUSEHOLD DURABLES — (0.2)%			Development, Inc.	(3,117)	(79,203)
Lennar Corp., Class A	(18,190)	(253,023)			(1,216,046)

Long-Short Market Neutral

	Shares	Value		Shares	Value
MACHINERY — (4.1)%			Enbridge, Inc.	(14,348)	$ (668,617)
Bucyrus International, Inc.	(3,971)	$ (188,424)	EOG Resources, Inc.	(1,867)	(183,657)
CLARCOR, Inc.	(23,021)	(817,706)	EQT Corp.	(21,553)	(778,924)
ESCO Technologies, Inc.	(4,715)	(121,411)	Holly Corp.	(32,695)	(869,032)
Federal Signal Corp.	(113,308)	(684,380)	Overseas Shipholding
Kaydon Corp.	(21,168)	(695,580)	Group, Inc.	(14,597)	(540,673)
Kennametal, Inc.	(9,457)	(240,492)	Petrohawk Energy Corp.	(39,183)	(664,936)
Middleby Corp.	(1,586)	(84,359)	Plains Exploration &
PACCAR, Inc.	(21,895)	(872,955)	Production Co.	(25,396)	(523,412)
Pall Corp.	(8,793)	(302,215)	Range Resources Corp.	(4,417)	(177,343)
Terex Corp.	(37,261)	(698,271)	Suncor Energy, Inc.	(26,345)	(775,597)
		(4,705,793)	Ultra Petroleum Corp.	(7,409)	(327,848)
MEDIA — (1.8)%					(7,478,067)
Morningstar, Inc.	(14,453)	(614,541)	PAPER & FOREST PRODUCTS — (0.7)%
News Corp., Class A	(51,105)	(611,216)	Weyerhaeuser Co.	(22,925)	(806,960)
Shaw Communications, Inc.,			PERSONAL PRODUCTS — (0.4)%
Class B	(10,356)	(186,719)	Avon Products, Inc.	(18,559)	(491,814)
Walt Disney Co. (The)	(19,364)	(609,966)	PHARMACEUTICALS — (1.2)%
		(2,022,442)	Auxilium
METALS & MINING — (2.3)%			Pharmaceuticals, Inc.	(13,368)	(314,148)
AK Steel Holding Corp.	(46,683)	(556,461)	Merck & Co., Inc.	(4,186)	(146,384)
Alcoa, Inc.	(13,994)	(140,780)	Salix Pharmaceuticals Ltd.	(10,026)	(391,315)
Allegheny Technologies, Inc.	(15,518)	(685,740)	VIVUS, Inc.	(57,028)	(547,469)
Coeur d’Alene Mines Corp.	(11,385)	(179,655)			(1,399,316)
Compass Minerals			PROFESSIONAL SERVICES — (1.0)%
International, Inc.	(447)	(31,415)	IHS, Inc., Class A	(6,185)	(361,328)
RTI International Metals, Inc.	(9,150)	(220,607)	Korn/Ferry International	(53,728)	(746,819)
Southern Copper Corp.	(2,610)	(69,269)			(1,108,147)
Steel Dynamics, Inc.	(6,072)	(80,090)	REAL ESTATE INVESTMENT TRUSTS (REITS) — (2.6)%
United States Steel Corp.	(16,003)	(616,916)	Alexander’s, Inc.	(598)	(181,146)
		(2,580,933)	BioMed Realty Trust, Inc.	(11,440)	(184,070)
MULTILINE RETAIL — (0.3)%			Digital Realty Trust, Inc.	(11,875)	(684,950)
Dollar General Corp.	(4,691)	(129,237)	Franklin Street
Saks, Inc.	(4,705)	(35,711)	Properties Corp.	(45,904)	(542,126)
Target Corp.	(3,913)	(192,402)	Healthcare Realty Trust, Inc.	(6,423)	(141,113)
		(357,350)	Rayonier, Inc.	(10,524)	(463,266)
MULTI-UTILITIES — (1.0)%			UDR, Inc.	(40,047)	(766,100)
Alliant Energy Corp.	(12,338)	(391,608)			(2,962,771)
			REAL ESTATE MANAGEMENT
Black Hills Corp.	(10,744)	(305,882)	& DEVELOPMENT — (0.9)%
Dominion Resources, Inc.	(10,692)	(414,208)	Brookfield Asset
		(1,111,698)	Management, Inc., Class A	(3,189)	(72,135)
OIL, GAS & CONSUMABLE FUELS — (6.6)%			Forest City Enterprises, Inc.,
Boardwalk Pipeline			Class A	(62,009)	(701,942)
Partners LP	(5,024)	(151,122)	St. Joe Co. (The)	(11,346)	(262,773)
BPZ Resources, Inc.	(145,619)	(604,319)			(1,036,850)
Chesapeake Energy Corp.	(29,259)	(612,976)	ROAD & RAIL — (0.3)%
CONSOL Energy, Inc.	(17,761)	(599,611)	Hertz Global Holdings, Inc.	(36,235)	(342,783)

Long-Short Market Neutral

	Shares	Value		Shares	Value
SEMICONDUCTORS &			TOBACCO — (0.8)%
SEMICONDUCTOR EQUIPMENT — (4.3)%			Universal Corp.	(1,417)	$ (56,227)
Applied Materials, Inc.	(31,878)	$ (383,174)	Vector Group Ltd.	(53,263)	(895,883)
Cavium Networks, Inc.	(33,175)	(868,853)			(952,110)
Cree, Inc.	(9,762)	(586,013)	TRADING COMPANIES & DISTRIBUTORS — (0.9)%
Diodes, Inc.	(2,881)	(45,721)	Fastenal Co.	(3,050)	(153,080)
Formfactor, Inc.	(62,159)	(671,317)	GATX Corp.	(29,266)	(780,816)
International Rectifier Corp.	(13,986)	(260,279)	Watsco, Inc.	(1,813)	(105,009)
MEMC Electronic					(1,038,905)
Materials, Inc.	(69,212)	(683,815)	WATER UTILITIES — (0.5)%
Microchip Technology, Inc.	(19,027)	(527,809)	Aqua America, Inc.	(32,868)	(581,106)
Netlogic Microsystems, Inc.	(7,446)	(202,531)	WIRELESS TELECOMMUNICATION
Rambus, Inc.	(38,971)	(682,772)	SERVICES — (2.0)%
		(4,912,284)	Clearwire Corp., Class A	(120,153)	(874,713)
SOFTWARE — (2.0)%			Crown Castle
AsiaInfo Holdings, Inc.	(11,588)	(253,314)	International Corp.	(17,037)	(634,798)
Concur Technologies, Inc.	(15,697)	(669,948)	Leap Wireless
Electronic Arts, Inc.	(15,489)	(223,042)	International, Inc.	(25,523)	(331,289)
NetSuite, Inc.	(13,782)	(174,204)	SBA Communications Corp.,
salesforce.com, inc.	(2,492)	(213,863)	Class A	(10,354)	(352,140)
			Shenandoah
Take-Two Interactive			Telecommunications Co.	(4,685)	(83,112)
Software, Inc.	(67,863)	(610,767)
THQ, Inc.	(40,644)	(175,582)			(2,276,052)
			TOTAL SECURITIES
		(2,320,720)	SOLD SHORT — (89.4)%
SPECIALTY RETAIL — (2.7)%			(Proceeds $110,302,353)	$(102,460,720)
American Eagle
Outfitters, Inc.	(45,433)	(533,838)
Coldwater Creek, Inc.	(72,592)	(243,909)	Notes to Schedule of Investments
Lowe’s Cos., Inc.	(31,897)	(651,337)	(1)	Securities are pledged with brokers as collateral for securities
O’Reilly Automotive, Inc.	(18,625)	(885,804)	sold short. At the period end, the value of securities pledged
Sally Beauty Holdings, Inc.	(29,006)	(237,849)	was $103,271,989.
Urban Outfitters, Inc.	(16,068)	(552,579)	(2) Non-income producing.
		(3,105,316)
THRIFTS & MORTGAGE FINANCE — (0.7)%			Industry classifications are unaudited.
Radian Group, Inc.	(84,016)	(608,276)
Tree.com, Inc.	(27,614)	(174,520)
		(782,796)	See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $88,094,658)	$104,511,057
Cash on deposit with broker for securities sold short	111,325,125
Cash	1,713,807
Receivable for capital shares sold	211,355
Dividends and interest receivable	41,361
217,802,705

Liabilities
Securities sold short, at value (proceeds of $110,302,353)	102,460,720
Payable for capital shares redeemed	494,022
Accrued management fees	131,203
Service fees (and distribution fees — A Class and R Class) payable	18,067
Distribution fees payable	8,103
Dividend expense payable on securities sold short	52,909
103,165,024

Net Assets	$114,637,681

Net Assets Consist of:
Capital (par value and paid-in surplus)	$129,051,601
Accumulated net realized loss on investment and securities sold short transactions	(38,671,952)
Net unrealized appreciation on investments and securities sold short	24,258,032
$114,637,681

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$16,569,853	1,656,564	$10.00
Institutional Class, $0.01 Par Value	$11,881,852	1,179,837	$10.07
A Class, $0.01 Par Value	$72,780,848	7,332,662	$9.93*
B Class, $0.01 Par Value	$2,276,224	235,750	$9.66
C Class, $0.01 Par Value	$10,543,261	1,092,147	$9.65
R Class, $0.01 Par Value	$585,643	59,521	$9.84
*Maximum offering price $10.54 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,645)	$ 2,054,039
Interest	3,839
2,057,878

Expenses:
Dividend expense on securities sold short	2,061,837
Interest expense on securities sold short	372,537
Management fees	2,012,792
Distribution fees:
B Class	20,109
C Class	105,039
Service fees:
B Class	6,703
C Class	35,013
Distribution and service fees:
A Class	239,567
R Class	3,789
Directors’ fees and expenses	4,555
Other expenses	19,953
4,881,894

Net investment income (loss)	(2,824,016)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	34,514,612
Securities sold short transactions	(28,008,122)
6,506,490

Change in net unrealized appreciation (depreciation) on:
Investments	(1,540,708)
Securities sold short	(2,742,344)
(4,283,052)

Net realized and unrealized gain (loss)	2,223,438

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (600,578)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (2,824,016)	$ (3,635,683)
Net realized gain (loss)	6,506,490	(14,547,546)
Change in net unrealized appreciation (depreciation)	(4,283,052)	(1,057,542)
Net increase (decrease) in net assets resulting from operations	(600,578)	(19,240,771)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(56,599,782)	(20,550,832)

Net increase (decrease) in net assets	(57,200,360)	(39,791,603)

Net Assets
Beginning of period	171,838,041	211,629,644
End of period	$ 114,637,681	$171,838,041

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Long-Short Market Neutral Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital appreciation independent of equity market conditions. The fund buys, or takes long positions in, equity securities that have been identified as undervalued. The fund takes short positions in equity securities that have been identified as overvalued. The fund’s investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund may enter into a short sale, which is selling a security it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned or paid on segregated cash for securities sold short is reflected as interest income or interest expense. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and changes in value are recorded as unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of realized gain (loss) on securities sold short transactions. The fund’s risks in selling securities short include the possibility that the future increases in market value may exceed the liability recorded or that the lender of the security may terminate the loan at a disadvantageous price or time to the fund. In addition, while the realized gains on securities sold short are limited to the price at which it sold the security short, the losses may be unlimited.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.0480% to 1.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2010, was 1.40% for the Investor Class, A Class, B Class, C Class and R Class and 1.20% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2010, are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the annualized ratio of operating expenses to average net assets was 0.02%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2010, were $193,855,026 and $196,934,220, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended June 30, 2010		Year ended June 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	1,036,424	$ 10,346,661	1,911,327	$ 19,949,664
Redeemed	(1,673,493)	(16,727,635)	(2,267,677)	(23,248,663)
	(637,069)	(6,380,974)	(356,350)	(3,298,999)
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	554,504	5,580,433	1,777,964	18,605,876
Redeemed	(1,597,249)	(16,029,185)	(741,402)	(7,697,274)
	(1,042,745)	(10,448,752)	1,036,562	10,908,602
A Class/Shares Authorized	70,000,000		70,000,000
Sold	7,169,067	71,213,377	4,329,302	45,040,978
Redeemed	(10,345,618)	(102,705,155)	(7,158,059)	(72,955,762)
	(3,176,551)	(31,491,778)	(2,828,757)	(27,914,784)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	11,278	110,108	110,857	1,141,819
Redeemed	(90,003)	(869,608)	(81,914)	(826,016)
	(78,725)	(759,500)	28,943	315,803
C Class/Shares Authorized	10,000,000		10,000,000
Sold	344,797	3,352,577	584,193	5,930,556
Redeemed	(1,079,003)	(10,457,305)	(680,115)	(6,872,873)
	(734,206)	(7,104,728)	(95,922)	(942,317)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	30,411	299,610	40,865	414,082
Redeemed	(72,376)	(713,660)	(3,323)	(33,219)
	(41,965)	(414,050)	37,542	380,863
Net increase (decrease)	(5,711,261)	$ (56,599,782)	(2,177,982)	$(20,550,832)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$ 97,147,985	—	—
Foreign Common Stocks	6,124,004	—	—
Temporary Cash Investments	39,068	$1,200,000	—
Total Value of Investment Securities	$103,311,057	$1,200,000	—

Securities Sold Short
Domestic Common Stocks	$ (94,137,385)	—	—
Foreign Common Stocks	(8,323,335)	—	—
Total Value of Securities Sold Short	$(102,460,720)	—	—

6. Risk Factors

The fund’s investment process may produce high portfolio turnover and high short-term capital gains distributions. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. The fund may suffer losses when taking long positions in market sectors or industries that are not offset by corresponding short positions, resulting in an over- or underweighted sector or industry.

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

There were no distributions paid by the fund during the years ended June 30, 2010 and June 30, 2009.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$90,216,643
Gross tax appreciation of investments	$20,634,251
Gross tax depreciation of investments	(6,339,837)
Net tax appreciation (depreciation) of investments	$14,294,414
Net tax appreciation (depreciation) on securities sold short	$ 7,841,633
Net tax appreciation (depreciation)	$22,136,047
Undistributed ordinary income	—
Accumulated capital losses	$(36,549,967)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be limited due to Internal Revenue Code Limitations. The capital loss carryovers of $(726,363), $(11,723,614), $(7,547,465), $(7,401,476) and $(9,151,049) expire in 2014, 2015, 2016, 2017 and 2018, respectively.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

Financial Highlights

Long-Short Market Neutral

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.01	$10.92	$11.22	$10.40	$9.97	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.17)	(0.16)	0.08	0.14	0.24	0.06
Net Realized and
Unrealized Gain (Loss)	0.16	(0.75)	(0.15)	0.68	0.27	(0.09)
Total From
Investment Operations	(0.01)	(0.91)	(0.07)	0.82	0.51	(0.03)
Distributions
From Net
Investment Income	—	—	(0.23)	—	(0.08)	—
Net Asset Value,
End of Period	$10.00	$10.01	$10.92	$11.22	$10.40	$9.97

Total Return(4)	(0.10)%	(8.33)%	(0.67)%	7.88%	5.08%	(0.30)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	3.09%	3.34%	2.89%	2.71%(5)	3.45%	2.76%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(1.68)%	(1.56)%	0.90%	2.61%(5)	2.17%	2.23%(5)
Portfolio Turnover Rate	140%	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	35%	151%	137%	38%	50%	36%
Net Assets, End of Period
(in thousands)	$16,570	$22,956	$28,939	$20,732	$12,781	$498
Ratio of Operating
Expenses (excluding
expenses on securities
sold short) to
Average Net Assets	1.42%	1.41%	1.39%	1.39%(5)	1.38%	1.37%(5)
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

Long-Short Market Neutral

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.06	$10.95	$11.24	$10.40	$9.97	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.16)	(0.15)	0.17	0.15	0.25	0.06
Net Realized and
Unrealized Gain (Loss)	0.17	(0.74)	(0.22)	0.69	0.28	(0.09)
Total From
Investment Operations	0.01	(0.89)	(0.05)	0.84	0.53	(0.03)
Distributions
From Net
Investment Income	—	—	(0.24)	—	(0.10)	—
Net Asset Value,
End of Period	$10.07	$10.06	$10.95	$11.24	$10.40	$9.97

Total Return(4)	0.10%	(8.13)%	(0.48)%	8.08%	5.30%	(0.30)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	2.89%	3.14%	2.69%	2.51%(5)	3.25%	2.56%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(1.48)%	(1.36)%	1.10%	2.81%(5)	2.37%	2.43%(5)
Portfolio Turnover Rate	140%	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	35%	151%	137%	38%	50%	36%
Net Assets, End of Period
(in thousands)	$11,882	$22,354	$12,989	$19,559	$14,412	$499
Ratio of Operating
Expenses (excluding
expenses on securities
sold short) to
Average Net Assets	1.22%	1.21%	1.19%	1.19%(5)	1.18%	1.17%(5)
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

Long-Short Market Neutral

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$9.96	$10.89	$11.21	$10.40	$9.96	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.19)	(0.18)	0.07	0.13	0.20	0.05
Net Realized and
Unrealized Gain (Loss)	0.16	(0.75)	(0.18)	0.68	0.29	(0.09)
Total From
Investment Operations	(0.03)	(0.93)	(0.11)	0.81	0.49	(0.04)
Distributions
From Net
Investment Income	—	—	(0.21)	—	(0.05)	—
Net Asset Value,
End of Period	$9.93	$9.96	$10.89	$11.21	$10.40	$9.96

Total Return(4)	(0.30)%	(8.54)%	(0.98)%	7.79%	4.93%	(0.40)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	3.34%	3.59%	3.14%	2.96%(5)	3.70%	3.01%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(1.93)%	(1.81)%	0.65%	2.36%(5)	1.92%	1.98%(5)
Portfolio Turnover Rate	140%	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	35%	151%	137%	38%	50%	36%
Net Assets, End of Period
(in thousands)	$72,781	$104,634	$145,265	$110,065	$56,219	$498
Ratio of Operating
Expenses (excluding
expenses on securities
sold short) to
Average Net Assets	1.67%	1.66%	1.64%	1.64%(5)	1.63%	1.62%(5)
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
See Notes to Financial Statements.

Long-Short Market Neutral

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$9.76	$10.76	$11.11	$10.35	$9.94	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.26)	(0.26)	—(4)	0.09	0.12	0.03
Net Realized and
Unrealized Gain (Loss)	0.16	(0.74)	(0.18)	0.67	0.29	(0.09)
Total From
Investment Operations	(0.10)	(1.00)	(0.18)	0.76	0.41	(0.06)
Distributions
From Net
Investment Income	—	—	(0.17)	—	—	—
Net Asset Value,
End of Period	$9.66	$9.76	$10.76	$11.11	$10.35	$9.94

Total Return(5)	(1.02)%	(9.29)%	(1.63)%	7.34%	4.12%	(0.60)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	4.09%	4.34%	3.89%	3.71%(6)	4.45%	3.76%(6)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(2.68)%	(2.56)%	(0.10)%	1.61%(6)	1.17%	1.23%(6)
Portfolio Turnover Rate	140%	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	35%	151%	137%	38%	50%	36%
Net Assets, End of Period
(in thousands)	$2,276	$3,069	$3,071	$3,020	$1,505	$497
Ratio of Operating
Expenses (excluding
expenses on securities
sold short) to
Average Net Assets	2.42%	2.41%	2.39%	2.39%(6)	2.38%	2.37%(6)
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

Long-Short Market Neutral

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$9.76	$10.75	$11.11	$10.35	$9.94	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.26)	(0.26)	—(4)	0.09	0.12	0.03
Net Realized and
Unrealized Gain (Loss)	0.15	(0.73)	(0.19)	0.67	0.29	(0.09)
Total From
Investment Operations	(0.11)	(0.99)	(0.19)	0.76	0.41	(0.06)
Distributions
From Net
Investment Income	—	—	(0.17)	—	—	—
Net Asset Value,
End of Period	$9.65	$9.76	$10.75	$11.11	$10.35	$9.94

Total Return(5)	(1.13)%	(9.21)%	(1.72)%	7.34%	4.12%	(0.60)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	4.09%	4.34%	3.89%	3.71%(6)	4.45%	3.76%(6)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(2.68)%	(2.56)%	(0.10)%	1.61%(6)	1.17%	1.23%(6)
Portfolio Turnover Rate	140%	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	35%	151%	137%	38%	50%	36%
Net Assets, End of Period
(in thousands)	$10,543	$17,821	$20,673	$19,690	$8,393	$497
Ratio of Operating
Expenses (excluding
expenses on securities
sold short) to
Average Net Assets	2.42%	2.41%	2.39%	2.39%(6)	2.38%	2.37%(6)
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

Long-Short Market Neutral

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$9.89	$10.85	$11.18	$10.39	$9.96	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.21)	(0.22)	0.04	0.11	0.17	0.04
Net Realized and
Unrealized Gain (Loss)	0.16	(0.74)	(0.17)	0.68	0.29	(0.08)
Total From
Investment Operations	(0.05)	(0.96)	(0.13)	0.79	0.46	(0.04)
Distributions
From Net
Investment Income	—	—	(0.20)	—	(0.03)	—
Net Asset Value,
End of Period	$9.84	$9.89	$10.85	$11.18	$10.39	$9.96

Total Return(4)	(0.51)%	(8.85)%	(1.19)%	7.60%	4.57%	(0.40)%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	3.59%	3.84%	3.39%	3.21%(5)	3.95%	3.26%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(2.18)%	(2.06)%	0.40%	2.11%(5)	1.67%	1.73%(5)
Portfolio Turnover Rate	140%	330%	356%	181%	428%	171%
Portfolio Turnover Rate
Excluding Short Sales	35%	151%	137%	38%	50%	36%
Net Assets, End of Period
(in thousands)	$586	$1,004	$694	$561	$521	$498
Ratio of Operating
Expenses (excluding
expenses on securities
sold short) to
Average Net Assets	1.92%	1.91%	1.89%	1.89%(5)	1.88%	1.87%(5)
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Long-Short Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Long-Short Market Neutral Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.):

Frederick L.A. Grauer	For:	4,067,909,978
	Withhold:	174,470,448
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	46,761,371
	Against:	932,968
	Abstain:	2,059,316
	Broker Non-Vote:	18,970,074

Institutional Class	For:	6,570,443
	Against:	113,986
	Abstain:	9,980
	Broker Non-Vote:	1,277,794

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas (1963)	President	Administrative Officer, ACC (February 2006 to February 2007); Executive Vice
	since 2007	President, ACC (November 2005 to February 2007); Global Chief Operating
Officer and Managing Director, Morgan Stanley (March 2000 to November
2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive
Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Barry Fink (1955)	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke (1956)	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreeement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The

Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. 1–3 Month Treasury Bill Index is a component of the Short Treasury Index, which includes aged U.S. Treasury bills, notes and bonds and excludes zero coupon strips.

The Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. This index is an average of the last three 3-month Treasury bill issues.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69047

Annual Report
June 30, 2010

American Century Investments®

Global Gold Fund

President’s Letter	2
Market Perspective	3
12-Month Returns	3

Global Gold

Performance	4
Portfolio Commentary	6
Market Returns	7
Top Ten Holdings	8
Geographic Composition	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	29

Other Information

Proxy Voting Results	30
Management	31
Board Approval of Management Agreements	35
Additional Information	41
Index Definitions	42

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Economic Recovery Proved Fragile

The coordinated, massive, and global response by central banks and national treasuries to curb the worldwide financial crisis led to modest economic gains during the 12-month period. As business spending data improved in the second half of 2009, optimism gathered momentum. Many investors assumed the global economy was pulling out of the recession, despite significant headwinds, including excessive debt levels, high unemployment, and a still-struggling housing market.

Those headwinds gathered strength late in the period, evaporating the earlier optimism and blowing in fears of a double-dip recession. Sovereign debt problems in Europe combined with ongoing labor-, housing- and consumer-related setbacks and a plunging global stock market sent nervous investors seeking “safe-haven” investments, including U.S. Treasury securities and gold.

Gold Prices Soared Even as Dollar Rallied

In an unusual trio of events, gold prices skyrocketed during the period, as inflation remained tame and the U.S. dollar rallied against the euro. Strong investor demand for gold caused the price of an ounce of gold (as measured by the London Gold PM Fix) to increase from $934.50 on June 30, 2009, to $1,244 on June 30, 2010, shy of the record high of $1,261 reached on June 28, 2010.

Growing concerns about the financial stability of sovereign debt in Greece, Spain, and other European nations sent the euro tumbling and helped spark a rally for the U.S. dollar. Against the euro, the dollar advanced 14.66% for the 12-month period, but compared with the yen, the greenback declined 8.23%.

Weak economic growth and falling commodity prices (other than gold) late in the period led to relatively tame inflation. For the 12 months ended June 30, 2010, headline inflation, as measured by the Consumer Price Index (CPI), was up 1.1%. Nevertheless, the extraordinary fiscal and monetary stimulus still working through the financial system eventually may lead to higher inflation and a weaker U.S. dollar than are currently reflected in the market. Ultimately, this scenario should help push gold prices higher.

12-Month Returns
As of June 30, 2010
London Gold PM Fix, in U.S. dollars	33.12%
U.S. Dollar vs. Euro (Calculated on the basis of one euro per one U.S. dollar)	14.66%
S&P Goldman Sachs Commodities Index (total returns)	-5.43%

3

Performance

Global Gold

Total Returns as of June 30, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year(1)	5 years	10 years	Inception	Date
Investor Class	BGEIX	43.18%	19.14%	20.19%	5.54%	8/17/88
NYSE Arca Gold
Miners Index(2)	—	37.78%	17.08%	N/A(3)	N/A(3)	—
MSCI World Index	—	10.20%	0.06%	-1.02%	5.92%(4)	—
FT-SE® Gold
Mines Index	—	32.14%	17.25%	16.72%	N/A(5)	—
Institutional Class	AGGNX	43.51%	—	—	8.10%	9/28/07
A Class(6)	ACGGX					5/6/98
No sales charge*		42.80%	18.83%	19.94%	11.67%
With sales charge*		34.62%	17.44%	19.23%	11.13%
B Class	AGYBX					9/28/07
No sales charge*		41.76%	—	—	6.80%
With sales charge*		37.76%	—	—	5.83%
C Class	AGYCX	41.82%	—	—	6.82%	9/28/07
R Class	AGGWX	42.50%	—	—	7.34%	9/28/07
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.
(2)	Returns do not reflect the reinvestment of dividends on securities in the index. Had such reinvestments been included, returns would have been higher.
(3)	Benchmark data first available 2/1/05.
(4)	Since 8/31/88, the date nearest the Investor Class’s inception for which data are available.
(5)	Benchmark data first available 9/22/98.
(6)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Global Gold

*Since NYSE Arca Gold Mines Index data is only available from 2/1/05, it is not included in the line chart.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.70%	0.50%	0.95%	1.70%	1.70%	1.20%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Global Gold

Portfolio Managers: Bill Martin and Joe Sterling

Performance Summary

Global Gold advanced 43.18%* for the 12 months ended June 30, 2010. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, gained 37.78% for the same period. The portfolio’s return reflects operating expenses, while the benchmark’s return does not. Additionally, the benchmark’s return is not a “total return;” therefore, it does not reflect the reinvestment of dividends on securities in the index. If the benchmark’s return had included reinvested dividends, it would have been higher.

Gold rallied sharply throughout the 12-month period, as the precious metal assumed its “alternative currency” role by rising in all currencies. In the first half of the period, government spending aimed at reviving the U.S. economy led to U.S. dollar weakness. Investors looking to hedge against the weak U.S. dollar and potential rising inflation favored gold. (Usually, gold prices rise when the U.S. dollar falls, and vice versa.) Additionally, central banks, which for decades had been net sellers of gold, shifted their behavior and started purchasing small positions in 2009.

In early 2010, mounting sovereign debt concerns in Europe led to a weakening euro. The U.S. dollar gathered strength, but primarily in response to the euro’s troubles rather than any fundamental improvements in the greenback. Demand for gold remained robust, as investor concerns about the credit quality of sovereign debt and growing economic uncertainties prompted continued enthusiasm for “safe-haven” investments.

In this environment, overall stock performance remained strong, and gold-related stocks were among the stock market’s best performers. The portfolio’s outperformance relative to the benchmark primarily was due to our holdings among smaller-capitalization, non-benchmark companies.

Small-Cap Stocks Drove Results

Our strategy of generally underweighting the large-capitalization benchmark holdings and investing in small-capitalization, non-benchmark stocks was effective during the period. In particular, many of these smaller companies realized strong performance by aggressively growing their gold reserves.

Our position in Canada’s SEMAFO, Inc. was among the top contributors to performance. SEMAFO reported soaring profits driven by increased gold production and rising gold prices. Furthermore, late in the period, SEMAFO announced a 125% increase in reserves at its Mana Mine in Burkina Faso. Additionally, the company purchased a new mining fleet for its Niger mine, which boosted the company’s longer-term outlook. Our positions in Canada’s Red Back Mining, Inc. and Osisko Mining Corp. generated solid returns, with the companies reporting increases of 64% and 43%, respectively, in reserves during the first calendar quarter of 2010.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Global Gold

Reserves Issues Hampered Larger Companies

In contrast, many of the larger companies represented in the benchmark lagged during the period, due to difficulties replacing their reserves. This was particularly true in South Africa, where reserve problems hindered Harmony Gold Mining Co., and our position in the company detracted from relative performance. In addition to its reserves problems, Harmony struggled with rising costs associated with bringing several of its mines into full operation at a time when the nation’s currency, the rand, was flat.

In addition, shares of South Africa-based AngloGold Ashanti Ltd. lagged due to low production from its South African mining operations. Our position in Gold Fields Ltd., another South Africa-based gold miner, suffered a similar fate.

Outlook

Looking ahead, we remain focused on gold mining companies that can continue to grow their reserve base while replacing production. One special situation we favor is the royalty business, where companies—such as Franco-Nevada Corp., Royal Gold, Inc. and Silver Wheaton Corp.—remain positioned to benefit from upside revenue growth either from rising gold prices or rising production. These companies offer a diversified portfolio with revenue streams tied to 35-40 assets. At the same time, these companies do not have the negative exposure associated with cost overruns or mine construction disappointments.

We will continue to invest in securities of companies engaged in the mining, processing, fabricating, or distributing of gold or other precious metals throughout the world. Regardless of macro developments, including the direction of gold prices and the strength of the U.S. dollar, we follow a disciplined investment approach. Shunning momentum-driven areas of the market, we strive to add value through tactical allocations in specific mining companies we believe are well-positioned to generate above-average returns.

Market Returns
For the year ended June 30, 2010
Background Influences(1)
U.S. Dollar vs. South African Rand	-0.56%
U.S. Dollar vs. Australian Dollar	-4.09%
Broad Gold Stock Market
Lipper Precious Metals Fund Index	45.31%
FT-SE® Gold Mines Index	32.14%
Regional Components of FT-SE® Gold Mines Index
FT-SE® Gold Mines Americas Index	35.51%
FT-SE® Gold Mines Europe Middle East Africa Index	25.14%
FT-SE® Gold Mines Asia Pacific Index	23.87%
(1) All percentage changes in foreign exchange rates are calculated on the basis of that currency per 1 U.S. dollar.

7

Global Gold

Top Ten Holdings
% of net assets as of 6/30/10
Barrick Gold Corp.	13.6%
Goldcorp, Inc.(1)	10.3%
Newmont Mining Corp.	8.0%
Randgold Resources Ltd.	5.2%
Silver Wheaton Corp.	5.0%
Eldorado Gold Corp.	4.7%
AngloGold Ashanti Ltd.	4.2%
Compania de Minas Buenaventura SA	4.1%
IAMGOLD Corp.	3.4%
Lihir Gold Ltd.	3.4%
(1) Includes shares traded on all exchanges.

Geographic Composition
% of net assets as of 6/30/10
Canada	65.0%
United States	10.2%
South Africa	8.3%
United Kingdom	5.8%
Australia	5.5%
Peru	4.1%
Mexico	0.8%
Sweden	—(2)
Cash and Equivalents(3)	0.3%
(2) Category is less than 0.05% of total net assets.
(3) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
% of net assets as of 6/30/10
Common Stocks & Warrants	99.7%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	—(4)
(4) Category is less than 0.05% of total net assets.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$1,140.70	$3.66	0.69%
Institutional Class	$1,000	$1,141.70	$2.60	0.49%
A Class	$1,000	$1,139.00	$4.99	0.94%
B Class	$1,000	$1,134.90	$8.95	1.69%
C Class	$1,000	$1,134.90	$8.95	1.69%
R Class	$1,000	$1,137.80	$6.31	1.19%
Hypothetical
Investor Class	$1,000	$1,021.37	$3.46	0.69%
Institutional Class	$1,000	$1,022.36	$2.46	0.49%
A Class	$1,000	$1,020.13	$4.71	0.94%
B Class	$1,000	$1,016.41	$8.45	1.69%
C Class	$1,000	$1,016.41	$8.45	1.69%
R Class	$1,000	$1,018.89	$5.96	1.19%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

Global Gold

JUNE 30, 2010
	Shares	Value		Shares	Value
Common Stocks & Warrants — 99.7%			MAG Silver Corp.(1)	245,500	$ 1,515,133
AUSTRALIA — 5.5%			Minefinders Corp. Ltd.(1)	360,000	3,209,243
Andean Resources Ltd.(1)	3,420,300	$ 9,895,753	Nevsun Resources Ltd.(1)	1,200,000	4,170,776
Centamin Egypt Ltd.(1)	3,440,300	8,370,088	New Gold, Inc.(1)	2,477,500	15,383,284
CGA Mining Ltd.(1)	2,379,741	4,470,886	Northgate Minerals Corp.(1)	1,395,400	4,220,739
Lihir Gold Ltd.	9,975,997	36,016,594	Osisko Mining Corp.(1)	1,329,200	14,333,959
Sirius Resources NL(1)	166,666	962	Pan American Silver Corp.	464,900	11,752,672
		58,754,283	Red Back Mining, Inc.(1)	441,600	11,162,891
CANADA — 65.0%			San Gold Corp.(1)	906,900	3,876,187
Agnico-Eagle Mines Ltd.	129,444	7,852,608	Seabridge Gold, Inc.(1)	107,400	3,324,030
Agnico-Eagle Mines Ltd.			SEMAFO, Inc.(1)	2,013,800	15,228,115
New York Shares	420,500	25,557,990	Silver Standard
Alamos Gold, Inc.	519,400	7,967,500	Resources, Inc.(1)	353,400	6,308,190
Anatolia Minerals			Silver Wheaton Corp.(1)	2,680,400	53,876,040
Development Ltd.(1)	1,773,600	9,329,914	Torex Gold Resources, Inc.(1)	10,286,190	10,821,974
Aurizon Mines Ltd.(1)	887,400	4,368,020	Torex Gold Resources, Inc.
Barrick Gold Corp.	3,205,812	145,575,923	Warrants(1)	1,321,547	310,354
Centerra Gold, Inc.(1)	236,600	2,604,812	Ventana Gold Corp.(1)	700,200	5,229,055
Clifton Star			Wesdome Gold Mines Ltd.	1,554,400	3,431,347
Resources, Inc.(1)	329,700	1,229,542	Yamana Gold, Inc.	2,859,542	29,332,769
Comaplex Minerals Corp.(1)	615,400	6,358,931	Yamana Gold, Inc.
Detour Gold Corp.(1)	480,401	10,672,569	New York Shares	424,781	4,375,244
East Asia Minerals Corp.(1)	527,700	3,083,269			698,169,690
Eldorado Gold Corp.	2,809,400	50,353,062	MEXICO — 0.8%
Exeter Resource Corp.(1)	178,300	1,123,290	Fresnillo plc	632,303	9,134,986
Franco-Nevada Corp.	513,800	15,637,706	PERU — 4.1%
Gammon Gold, Inc.(1)	371,000	2,028,294	Compania de Minas
			Buenaventura SA ADR	1,142,600	43,921,544
GBS Gold
International, Inc.(1)	347,300	1,631	SOUTH AFRICA — 8.3%
Goldcorp, Inc.	2,441,876	106,914,509	AngloGold Ashanti Ltd.	493,102	21,313,392
Goldcorp, Inc.			AngloGold Ashanti Ltd. ADR	545,076	23,536,382
New York Shares	78,900	3,459,765	Gold Fields Ltd.	2,206,010	29,705,156
Golden Star			Harmony Gold
Resources Ltd.(1)	1,116,500	4,929,360	Mining Co. Ltd.	1,352,550	14,323,687
Golden Star Resources Ltd.					88,878,617
New York Shares(1)	525,000	2,299,500	SWEDEN(2)
Great Basin Gold Ltd.(1)	1,173,200	1,994,732	ScanMining AB(1)	325,900	—
Greystar Resources Ltd.(1)	597,200	2,709,573	UNITED KINGDOM — 5.8%
IAMGOLD Corp.	2,063,719	36,387,211	African Barrick Gold Ltd.(1)	650,000	6,115,882
Ivanhoe Mines Ltd.(1)	579,600	7,508,040	Randgold Resources Ltd.
Jaguar Mining, Inc.(1)	166,700	1,479,794	ADR	588,300	55,741,425
Kinross Gold Corp.	1,615,306	27,615,959			61,857,307
Kinross Gold Corp.			UNITED STATES — 10.2%
New York Shares	308,457	5,271,530	Coeur d’Alene Mines Corp.(1)	98,259	1,550,527
Lake Shore Gold Corp.(1)	662,900	1,992,654	Hecla Mining Co.(1)	149,100	778,302

11

Global Gold

	Shares	Value	Notes to Schedule of Investments
Newmont Mining Corp.	1,393,714	$ 86,047,902	ADR = American Depositary Receipt
Royal Gold, Inc.	449,021	21,553,008	(1) Non-income producing.
		109,929,739	(2) Category is less than 0.05% of total net assets.
TOTAL COMMON STOCKS
& WARRANTS			Geographic classifications are unaudited.
(Cost $420,436,082)		1,070,646,166
Temporary Cash Investments — 0.3%
JPMorgan U.S. Treasury			See Notes to Financial Statements.
Plus Money Market Fund
Agency Shares	91,089	91,089
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.125%, 6/30/11,
valued at $3,875,748), in a joint trading
account at 0.01%, dated 6/30/10, due
7/1/10 (Delivery value $3,800,001)		3,800,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $3,891,089)		3,891,089
TOTAL INVESTMENT
SECURITIES — 100.0%
(Cost $424,327,171)		1,074,537,255
OTHER ASSETS AND LIABILITIES(2)		(508,878)
TOTAL NET ASSETS — 100.0%		$1,074,028,377

12

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $424,327,171)	$1,074,537,255
Foreign currency holdings, at value (cost of $167,676)	165,624
Receivable for investments sold	5,334,839
Receivable for capital shares sold	710,388
Dividends and interest receivable	82,289
1,080,830,395

Liabilities
Disbursements in excess of demand deposit cash	159,070
Payable for investments purchased	5,163,813
Payable for capital shares redeemed	864,546
Accrued management fees	606,690
Service fees (and distribution fees — A Class and R Class) payable	5,491
Distribution fees payable	2,408
6,802,018

Net Assets	$1,074,028,377

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 438,156,226
Accumulated net investment loss	(4,148,509)
Accumulated net realized loss on investment and foreign currency transactions	(10,187,372)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	650,208,032
$1,074,028,377

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,032,308,969	44,668,288	$23.11
Institutional Class, $0.01 Par Value	$15,751,398	681,056	$23.13
A Class, $0.01 Par Value	$20,879,038	909,660	$22.95*
B Class, $0.01 Par Value	$1,654,281	72,849	$22.71
C Class, $0.01 Par Value	$2,317,790	102,022	$22.72
R Class, $0.01 Par Value	$1,116,901	48,639	$22.96
*Maximum offering price $24.35 (net asset value divided by 0.9425)

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $412,218)	$ 5,178,777
Interest	5,723
5,184,500

Expenses:
Management fees	6,655,755
Distribution fees:
B Class	10,771
C Class	13,011
Service fees:
B Class	3,590
C Class	4,337
Distribution and service fees:
A Class	43,677
R Class	3,307
Directors’ fees and expenses	28,100
Other expenses	18,926
6,781,474

Net investment income (loss)	(1,596,974)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	107,399,868
Foreign currency transactions	14,215,916
121,615,784

Change in net unrealized appreciation (depreciation) on:
Investments	220,353,465
Translation of assets and liabilities in foreign currencies	(45,908)
220,307,557

Net realized and unrealized gain (loss)	341,923,341

Net Increase (Decrease) in Net Assets Resulting from Operations	$340,326,367

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (1,596,974)	$ (703,270)
Net realized gain (loss)	121,615,784	(99,819,961)
Change in net unrealized appreciation (depreciation)	220,307,557	(160,542,226)
Net increase (decrease) in net assets resulting from operations	340,326,367	(261,065,457)

Distributions to Shareholders
From net investment income:
Investor Class	(5,817,616)	(46,658)
Institutional Class	(102,540)	(17,375)
A Class	(65,994)	—
R Class	(625)	—
From net realized gains:
Investor Class	—	(87,357,840)
Institutional Class	—	(949,464)
A Class	—	(1,115,065)
B Class	—	(8,055)
C Class	—	(52,311)
R Class	—	(7,776)
Decrease in net assets from distributions	(5,986,775)	(89,554,544)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(81,449,142)	15,485,709

Redemption Fees
Increase in net assets from redemption fees	153,362	216,838

Net increase (decrease) in net assets	253,043,812	(334,917,454)

Net Assets
Beginning of period	820,984,565	1,155,902,019
End of period	$1,074,028,377	$ 820,984,565

Accumulated net investment loss	$(4,148,509)	$(11,700,112)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other metals throughout the world. The fund invests primarily in equity securities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

16

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2010 was 0.69% for the Investor Class, A Class, B Class, C Class and R Class and 0.49% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010, were $229,739,830 and $314,674,467, respectively.

18

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended June 30, 2010		Year ended June 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	7,567,069	$ 154,310,795	11,247,965	$ 170,093,349
Issued in reinvestment of distributions	268,781	5,445,498	6,035,699	82,207,513
Redeemed	(11,990,931)	(243,553,721)	(16,748,609)	(249,396,470)
	(4,155,081)	(83,797,428)	535,055	2,904,392
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	306,887	6,186,758	350,512	5,232,382
Issued in reinvestment of distributions	5,061	102,540	70,847	966,839
Redeemed	(189,413)	(3,778,037)	(302,414)	(4,644,348)
	122,535	2,511,261	118,945	1,554,873
A Class/Shares Authorized	20,000,000		20,000,000
Sold	618,293	12,476,471	1,129,242	15,886,305
Issued in reinvestment of distributions	2,704	54,488	69,762	944,580
Redeemed	(757,121)	(14,337,028)	(515,828)	(7,667,307)
	(136,124)	(1,806,069)	683,176	9,163,578
B Class/Shares Authorized	10,000,000		10,000,000
Sold	21,272	366,451	67,759	1,039,513
Issued in reinvestment of distributions	—	—	432	5,829
Redeemed	(5,176)	(104,738)	(16,699)	(255,945)
	16,096	261,713	51,492	789,397
C Class/Shares Authorized	10,000,000		10,000,000
Sold	62,106	1,246,949	84,609	1,251,358
Issued in reinvestment of distributions	—	—	2,486	33,590
Redeemed	(22,862)	(453,638)	(30,749)	(482,244)
	39,244	793,311	56,346	802,704
R Class/Shares Authorized	10,000,000		10,000,000
Sold	45,887	892,013	19,043	283,180
Issued in reinvestment of distributions	31	625	573	7,776
Redeemed	(16,681)	(304,568)	(1,371)	(20,191)
	29,237	588,070	18,245	270,765
Net increase (decrease)	(4,084,093)	$ (81,449,142)	1,463,259	$ 15,485,709

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Warrants	$386,123,525	$574,592,902	—
Domestic Common Stocks	109,929,739	—	—
Temporary Cash Investments	91,089	3,800,000	—
Total Value of Investment Securities	$496,144,353	$578,392,902	—

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2010, the fund did not utilize the program.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$5,986,775	$68,427
Long-term capital gains	—	$89,486,117

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$467,709,661
Gross tax appreciation of investments	$613,378,557
Gross tax depreciation of investments	(6,550,963)
Net tax appreciation (depreciation) of investments	$606,827,594
Net tax appreciation (depreciation) on derivatives and translation of assets
and liabilities in foreign currencies	$ (2,052)
Net tax appreciation (depreciation)	$606,825,542
Undistributed ordinary income	$28,202,071
Accumulated long-term gains	$844,538

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

21

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2010.

For corporate taxpayers, the fund hereby designates $508,357, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2010 as qualified for the corporate dividends received deduction.

As of June 30, 2010, the fund intends to pass through to shareholders $412,218, or up to the maximum amount allowable, as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2010, the fund earned $4,908,103 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2010 are $0.1056 and $0.0089, respectively.

22

Financial Highlights

Global Gold

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$16.24	$23.54	$18.26	$19.63	$15.50	$12.00
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.03)	(0.01)	(0.04)	(0.01)	(0.01)	0.01
Net Realized and
Unrealized Gain (Loss)	7.03	(5.35)	5.42	(1.24)	4.18	3.49
Total From
Investment Operations	7.00	(5.36)	5.38	(1.25)	4.17	3.50
Distributions
From Net
Investment Income	(0.13)	—(3)	(0.11)	(0.12)	(0.05)	—
From Net
Realized Gains	—	(1.94)	—	—	—	—
Total Distributions	(0.13)	(1.94)	(0.11)	(0.12)	(0.05)	—
Redemption Fees(2)	—(3)	—(3)	0.01	—(3)	0.01	—(3)
Net Asset Value,
End of Period	$23.11	$16.24	$23.54	$18.26	$19.63	$15.50

Total Return(4)	43.18%	(21.19)%	29.61%	(6.36)%	27.03%	29.17%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.69%	0.70%	0.68%	0.67%(5)	0.67%	0.67%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.16)%	(0.09)%	(0.17)%	(0.12)%(5)	(0.03)%	0.11%
Portfolio Turnover Rate	24%	20%	17%	3%	18%	5%
Net Assets, End of Period
(in thousands)	$1,032,309	$792,814	$1,136,741	$949,426	$1,071,545	$775,971
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

23

Global Gold

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$16.25	$23.55	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	0.01	0.01
Net Realized and Unrealized Gain (Loss)	7.04	(5.34)	1.99
Total From Investment Operations	7.05	(5.33)	2.00
Distributions
From Net Investment Income	(0.17)	(0.03)	(0.13)
From Net Realized Gains	—	(1.94)	—
Total Distributions	(0.17)	(1.97)	(0.13)
Redemption Fees(2)	—(3)	—(3)	0.01
Net Asset Value, End of Period	$23.13	$16.25	$23.55

Total Return(4)	43.51%	(21.04)%	9.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.50%	0.48%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	0.11%	0.05%(5)
Portfolio Turnover Rate	24%	20%	17%(6)
Net Assets, End of Period (in thousands)	$15,751	$9,076	$10,353
(1) September 28, 2007 (commencement of sale) through June 30, 2008.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

24

Global Gold

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(2)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$16.13	$23.46	$18.22	$19.59	$15.46	$12.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.08)	(0.06)	(0.09)	(0.04)	(0.05)	(0.02)
Net Realized and
Unrealized Gain (Loss)	6.97	(5.33)	5.40	(1.23)	4.18	3.48
Total From
Investment Operations	6.89	(5.39)	5.31	(1.27)	4.13	3.46
Distributions
From Net
Investment Income	(0.07)	—	(0.08)	(0.10)	(0.01)	—
From Net
Realized Gains	—	(1.94)	—	—	—	—
Total Distributions	(0.07)	(1.94)	(0.08)	(0.10)	(0.01)	—
Redemption Fees(3)	—(4)	—(4)	0.01	—(4)	0.01	—(4)
Net Asset Value,
End of Period	$22.95	$16.13	$23.46	$18.22	$19.59	$15.46

Total Return(5)	42.80%	(21.40)%	29.28%	(6.48)%	26.77%	28.94%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.94%	0.95%	0.93%	0.92%(6)	0.92%	0.92%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.41)%	(0.34)%	(0.42)%	(0.37)%(6)	(0.28)%	(0.14)%
Portfolio Turnover Rate	24%	20%	17%	3%	18%	5%
Net Assets, End of Period
(in thousands)	$20,879	$16,866	$8,506	$5,442	$6,206	$5,311
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

25

Global Gold

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$16.02	$23.48	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.23)	(0.18)	(0.20)
Net Realized and Unrealized Gain (Loss)	6.92	(5.34)	2.00
Total From Investment Operations	6.69	(5.52)	1.80
Distributions
From Net Realized Gains	—	(1.94)	—
Redemption Fees(2)	—(3)	—(3)	0.01
Net Asset Value, End of Period	$22.71	$16.02	$23.48

Total Return(4)	41.76%	(21.98)%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.70%	1.68%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.16)%	(1.09)%	(1.16)%(5)
Portfolio Turnover Rate	24%	20%	17%(6)
Net Assets, End of Period (in thousands)	$1,654	$909	$124
(1) September 28, 2007 (commencement of sale) through June 30, 2008.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

26

Global Gold

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$16.02	$23.48	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.23)	(0.18)	(0.20)
Net Realized and Unrealized Gain (Loss)	6.93	(5.34)	2.00
Total From Investment Operations	6.70	(5.52)	1.80
Distributions
From Net Realized Gains	—	(1.94)	—
Redemption Fees(2)	—(3)	—(3)	0.01
Net Asset Value, End of Period	$22.72	$16.02	$23.48

Total Return(4)	41.82%	(21.98)%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.69%	1.70%	1.68%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.16)%	(1.09)%	(1.17)%(5)
Portfolio Turnover Rate	24%	20%	17%(6)
Net Assets, End of Period (in thousands)	$2,318	$1,006	$151
(1) September 28, 2007 (commencement of sale) through June 30, 2008.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

27

Global Gold

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$16.13	$23.52	$21.67
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.13)	(0.11)	(0.12)
Net Realized and Unrealized Gain (Loss)	6.98	(5.34)	2.01
Total From Investment Operations	6.85	(5.45)	1.89
Distributions
From Net Investment Income	(0.02)	—	(0.05)
From Net Realized Gains	—	(1.94)	—
Total Distributions	(0.02)	(1.94)	(0.05)
Redemption Fees(2)	—(3)	—(3)	0.01
Net Asset Value, End of Period	$22.96	$16.13	$23.52

Total Return(4)	42.50%	(21.62)%	8.83%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.19%	1.20%	1.18%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	(0.59)%	(0.71)%(5)
Portfolio Turnover Rate	24%	20%	17%(6)
Net Assets, End of Period (in thousands)	$1,117	$313	$27
(1) September 28, 2007 (commencement of sale) through June 30, 2008.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

29

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.):

Frederick L.A. Grauer	For:	4,067,909,978
	Withhold:	174,470,448
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	523,547,058
	Against:	12,583,993
	Abstain:	15,072,624
	Broker Non-Vote:	75,932,787

Institutional Class	For:	11,478,396
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

30

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

31

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

32

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

33

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	Principal Occupation(s) During the Past Five Years: President and Chief
Thomas (1963)	President	Executive Officer, ACC (March 2007 to present); Chief Administrative
	since 2007	Officer, ACC (February 2006 to February 2007); Executive Vice President,
ACC (November 2005 to February 2007); Global Chief Operating Officer
and Managing Director, Morgan Stanley (March 2000 to November 2005).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice
President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Barry Fink (1955)	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke (1956)	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreeement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

35

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

36

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

37

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

38

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The

39

Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

40

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The FT-SE® Gold Mines Index(1) is designed to reflect the performance of the worldwide market in shares of companies whose principal activity is the mining of gold.

The Lipper Precious Metals Fund Index is an equally-weighted index of the 10 largest funds that invest in instruments based on mining, exploration or distribution of gold and other precious metals.

The Morgan Stanley Capital International (MSCI) World Index is a market-capitalization-weighted index designed to measure global developed-market equity performance.

The New York Stock Exchange (NYSE) Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

The S&P Goldman Sachs Commodities Index is a measure of price movements in the global commodities markets, including the principal physical commodities (energy, industrial metals, precious metals, agriculture, livestock) that are the subject of active, liquid futures markets.

(1)	The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines
Index is a trademark of the London Stock Exchange Limited and the Financial Times Ltd. and is used by FT-SE International Limited under license. FT-SE International Limited does not sponsor, endorse, or promote the fund.

42

Notes

43

Notes

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69048

Annual Report
June 30, 2010

American Century Investments®

Disciplined Growth Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Disciplined Growth

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Five Largest Overweights	8
Five Largest Underweights.	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	29
Proxy Voting Results	30

Other Information

Management	31
Board Approval of Management Agreements	35
Additional Information	41
Index Definitions	42

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Stocks Rallied as Economy Improved

U.S. stocks posted double-digit gains for the 12 months ended June 30, 2010, thanks largely to improving economic conditions and unexpectedly strong corporate earnings. As the period began, the U.S. economy was starting to show early signs of recovery following a sharp downturn in late 2008 and early 2009. Led by improving results in manufacturing activity, housing, and consumer spending, the economy posted positive growth in the third and fourth quarters of 2009 after four consecutive quarters of declining output. By the first quarter of 2010, jobs data turned positive, providing further evidence of a burgeoning economic recovery.

In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins. Rising demand for delayed big-ticket purchases, such as cars and appliances, also contributed to stronger earnings. As a result, stocks rose steadily for much of the period, with the major equity indices advancing by more than 30% from the beginning of the period through April 30, 2010.

Growing Uncertainty Led to Late Decline

Market conditions changed abruptly in the last two months of the period as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. With these headwinds, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

Although stocks gave back a notable portion of their gains late in the period, the broad market indices returned approximately 15% overall for the 12 months. Mid- and small-cap stocks posted the best returns (see the table below), outpacing large-cap shares, while value stocks outperformed growth-oriented issues across all market capitalizations.

U.S. Stock Index Returns
For the 12 months ended June 30, 2010
Russell 1000 Index (Large-Cap)	15.24%	Russell 2000 Index (Small-Cap)	21.48%
Russell 1000 Value Index	16.92%	Russell 2000 Value Index	25.07%
Russell 1000 Growth Index	13.62%	Russell 2000 Growth Index	17.96%
Russell Midcap Index	25.13%
Russell Midcap Value Index	28.91%
Russell Midcap Growth Index	21.30%

3

Performance

Disciplined Growth

Total Returns as of June 30, 2010
			Average Annual
			Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ADSIX	16.35%	-0.33%	9/30/05
Russell 1000 Growth Index	—	13.62%	-0.43%	—
Institutional Class	ADCIX	16.67%	-0.13%	9/30/05
A Class(1)	ADCVX			9/30/05
No sales charge*		16.00%	-0.59%
With sales charge*		9.28%	-1.82%
B Class	ADYBX			9/28/07
No sales charge*		15.17%	-10.68%
With sales charge*		11.17%	-12.02%
C Class	ADCCX	15.17%	-10.68%	9/28/07
R Class	ADRRX	15.82%	-0.83%	9/30/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Disciplined Growth

*From 9/30/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.05%	0.85%	1.30%	2.05%	2.05%	1.55%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Disciplined Growth

Portfolio Managers: Bill Martin and Lynette Pang

In June 2010, portfolio manager Brian Ertley left American Century Investments to pursue other opportunities. Bill Martin and Lynette Pang remain as portfolio managers for Disciplined Growth.

Performance Summary

Disciplined Growth returned 16.35%* for the 12 months ended June 30, 2010, compared with the 13.62% return of its benchmark, the Russell 1000 Growth Index, and the 14.43% return of the broad S&P 500 Index.**

The double-digit gain for Disciplined Growth reflected the overall advance in the U.S. equity market. In addition, despite the general underperformance of growth-oriented stocks during the 12-month period, Disciplined Growth outperformed the broad market indices, as well as the growth-focused Russell 1000 Growth Index. The fund’s smaller average market capitalization contributed favorably to performance during the period, while price momentum detracted amid the market’s dramatic ebbs and flows.

Consumer Sectors Outperformed

Both sector allocation and individual stock selection contributed to the fund’s overall outperformance of the Russell 1000 Growth Index. This combination was best exemplified by the portfolio’s consumer discretionary holdings—consumer discretionary was the best-performing sector in the portfolio, so the fund’s overweight position in this sector added value, and stock selection was also favorable, particularly among internet retailers and specialty retailers. The best contributor in the portfolio was online movie rental firm Netflix, which enjoyed strong subscriber growth and generated better-than-expected earnings amid increased customer usage of streaming video. Other top contributors in the consumer discretionary sector included comic book publisher Marvel Entertainment, which was acquired by Disney, and mattress maker Tempur-Pedic International, which reported strong revenue growth thanks to improved consumer spending.

The consumer staples sector also contributed positively to relative results as stock choices among beverage companies and food products makers contributed the bulk of the outperformance. The best contributor in this sector was Coca-Cola Enterprises, which sold its North American bottling unit to Coca-Cola in early 2010. Another notable performer was cosmetics maker Estee Lauder, which produced robust earnings resulting from strong growth in Asia.

Technology and Materials Also Added Value

Disciplined Growth’s information technology and materials holdings also outperformed their counterparts in the Russell 1000 Growth Index. Virtually all of the outperformance in the information technology sector resulted from stock selection and an overweight position in computer hardware stocks. Consumer electronics maker Apple, the second-largest holding in the portfolio on average during the 12-month period, was the top contributor in this sector, benefiting from strong iPhone sales and the successful introduction of its iPad tablet computer. Data storage company EMC also fared well as demand improved and the company lowered its cost structure.

* All fund returns referenced in this commentary are for Investor Class shares.
**The S&P 500 Index returned –1.57% since the fund’s inception September 30, 2005 through June 30, 2010.

6

Disciplined Growth

In the materials sector, stock selection among chemicals producers and an overweight position in paper and forest products companies provided a lift to results. International Paper was a major contributor as resurgent demand for paper and packaging products boosted the company’s earnings. Eliminating agricultural chemicals maker Monsanto from the portfolio early in the period was also a favorable decision; Monsanto faced intense price competition in its Roundup herbicide business, as well as tepid demand for its new enhanced seed products, that weighed on earnings.

Other noteworthy positive contributors included drug maker Perrigo and flow control equipment manufacturer Flowserve. Perrigo advanced as the company gained market share in private-label over-the-counter medications, while Flowserve benefited from growing demand for infrastructure projects worldwide.

Industrials Detracted

The only sector in the portfolio to have a meaningful negative impact on performance versus the benchmark index was industrials. The underper-formance in this sector resulted largely from an underweight position in the airline industry and stock selection among aerospace and defense companies. The most significant detractor was truck and engine manufacturer Navistar International, which struggled with declining demand for much of the period.

The two biggest individual detractors in the portfolio for the 12-month period were health care stocks—diagnostic testing firm Myriad Genetics and biotechnology company Gilead Sciences. Myriad, which does molecular diagnostic testing, reported disappointing earnings in consecutive quarters as fewer physician visits resulted in declining demand for the company’s services. Gilead tumbled as the company lowered earnings guidance because of the impact of health care reform legislation on its business.

Another theme among the major decliners in the portfolio was for-profit education, most notably Apollo Group (which operates the University of Phoenix) and Corinthian Colleges. Both stocks were adversely affected by growing debt issues among students at private educational institutions, as well as the potential for more stringent regulatory requirements.

A Look Ahead

The market environment has grown increasingly choppy in recent months, reflecting greater uncertainty about the resilience of the economic recovery. Although most businesses weathered the 2008 recession relatively well, stubbornly high unemployment suggests that the corporate sector is not yet confident enough in the strength of the recovery to expand payrolls. This economic uncertainty—and the stock market volatility that often accompanies it—is likely to continue as we move into the second half of 2010.

The quantitative investment process we use to manage Disciplined Growth has a framework that is objective, disciplined, and systematic—in other words, it avoids getting caught up in the fads and emotions that can drive short-term market movements. We believe this approach will produce superior relative performance over the long term.

7

Disciplined Growth

Top Ten Holdings
		% of net assets
		as of 6/30/10
Apple, Inc.		5.1%
Exxon Mobil Corp.		4.1%
International Business Machines Corp.		3.8%
Microsoft Corp.		3.1%
Google, Inc., Class A		2.6%
Cisco Systems, Inc.		2.4%
Intel Corp.		1.8%
Oracle Corp.		1.8%
3M Co.		1.7%
Wal-Mart Stores, Inc.		1.6%

Five Largest Overweights as of June 30, 2010
	% of	% of Russell 1000
	net assets	Growth Index
Raytheon Co.	0.98%	—
Dollar Tree, Inc.	1.07%	0.10%
Perrigo Co.	0.99%	0.09%
Netflix, Inc.	0.94%	0.08%
Teradata Corp.	0.94%	0.10%

Five Largest Underweights as of June 30, 2010
	% of	% of Russell 1000
	net assets	Growth Index
Exxon Mobil Corp.	4.07%	5.07%
Hewlett-Packard Co.	0.94%	1.93%
McDonald’s Corp.	0.39%	1.34%
Home Depot, Inc.	—	0.90%
United Technologies Corp.	0.17%	1.05%

Types of Investments in Portfolio
		% of net assets
		as of 6/30/10
Common Stocks		99.2%
Temporary Cash Investments		0.8%
Other Assets and Liabilities		—*
*Category is less than 0.05% of total net assets.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 - 6/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$954.70	$5.09	1.05%
Institutional Class	$1,000	$955.80	$4.12	0.85%
A Class	$1,000	$953.50	$6.30	1.30%
B Class	$1,000	$949.90	$9.91	2.05%
C Class	$1,000	$949.90	$9.91	2.05%
R Class	$1,000	$952.20	$7.50	1.55%
Hypothetical
Investor Class	$1,000	$1,019.59	$5.26	1.05%
Institutional Class	$1,000	$1,020.58	$4.26	0.85%
A Class	$1,000	$1,018.35	$6.51	1.30%
B Class	$1,000	$1,014.63	$10.24	2.05%
C Class	$1,000	$1,014.63	$10.24	2.05%
R Class	$1,000	$1,017.11	$7.75	1.55%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

Disciplined Growth

JUNE 30, 2010
	Shares	Value		Shares	Value
Common Stocks — 99.2%			F5 Networks, Inc.(1)	538	$ 36,891
AEROSPACE & DEFENSE — 2.1%			QUALCOMM, Inc.	2,072	68,044
			Research In Motion Ltd.(1)	741	36,502
Boeing Co. (The)	1,983	$ 124,433
ITT Corp.	634	28,479			593,306
Raytheon Co.	3,244	156,977	COMPUTERS & PERIPHERALS — 8.7%
United Technologies Corp.	407	26,419	Apple, Inc.(1)	3,257	819,233
		336,308	EMC Corp.(1)	7,921	144,954
AIR FREIGHT & LOGISTICS — 1.0%			Hewlett-Packard Co.	3,450	149,316
United Parcel Service, Inc.,			SanDisk Corp.(1)	238	10,013
Class B	2,930	166,688	Seagate Technology(1)	3,656	47,674
AUTO COMPONENTS — 0.3%			Teradata Corp.(1)	4,914	149,779
Johnson Controls, Inc.	1,463	39,311	Western Digital Corp.(1)	2,381	71,811
AUTOMOBILES — 0.7%					1,392,780
Ford Motor Co.(1)	10,647	107,322	CONSUMER FINANCE — 0.6%
BEVERAGES — 2.8%			AmeriCredit Corp.(1)	5,434	99,007
Coca-Cola Co. (The)	2,375	119,035	DIVERSIFIED CONSUMER SERVICES — 0.1%
Coca-Cola Enterprises, Inc.	5,439	140,653	ITT Educational
Dr Pepper Snapple			Services, Inc.(1)	131	10,876
Group, Inc.	3,375	126,191	DIVERSIFIED FINANCIAL SERVICES — 0.5%
PepsiCo, Inc.	1,043	63,571	JPMorgan Chase & Co.	2,280	83,471
		449,450	ELECTRICAL EQUIPMENT — 1.7%
BIOTECHNOLOGY — 2.0%			Emerson Electric Co.	4,803	209,843
Amgen, Inc.(1)	2,025	106,515	Rockwell Automation, Inc.	1,114	54,686
Celgene Corp.(1)	640	32,525			264,529
Gilead Sciences, Inc.(1)	5,321	182,404	ELECTRONIC EQUIPMENT, INSTRUMENTS
		321,444	& COMPONENTS — 0.7%
CAPITAL MARKETS — 0.2%			Tyco Electronics Ltd.	4,467	113,372
Affiliated Managers			ENERGY EQUIPMENT & SERVICES — 1.0%
Group, Inc.(1)	148	8,994	Schlumberger Ltd.	1,604	88,765
American Capital Ltd.(1)	2,222	10,710	Weatherford
Bank of New York Mellon			International Ltd.(1)	5,063	66,528
Corp. (The)	181	4,469			155,293
T. Rowe Price Group, Inc.	45	1,997	FOOD & STAPLES RETAILING — 2.4%
		26,170	Wal-Mart Stores, Inc.	5,175	248,762
CHEMICALS — 1.2%			Whole Foods Market, Inc.(1)	3,853	138,785
Eastman Chemical Co.	2,047	109,228			387,547
Lubrizol Corp.	1,093	87,779	FOOD PRODUCTS — 2.1%
		197,007	ConAgra Foods, Inc.	4,760	111,003
COMMERCIAL BANKS — 0.8%			Corn Products
PNC Financial Services			International, Inc.	423	12,817
Group, Inc.	73	4,124	Hershey Co. (The)	1,695	81,241
Toronto-Dominion Bank (The)	1,282	83,215	Mead Johnson Nutrition Co.	948	47,514
Wells Fargo & Co.	1,653	42,317	Sara Lee Corp.	278	3,920
		129,656	Tyson Foods, Inc., Class A	5,055	82,851
COMMUNICATIONS EQUIPMENT — 3.7%					339,346
Acme Packet, Inc.(1)	2,684	72,146
Cisco Systems, Inc.(1)	17,819	379,723

11

Disciplined Growth

	Shares	Value		Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 3.8%			IT SERVICES — 6.1%
Alcon, Inc.	842	$ 124,776	Accenture plc, Class A	839	$ 32,427
Hill-Rom Holdings, Inc.	1,261	38,372	Cognizant Technology
Hologic, Inc.(1)	2,553	35,563	Solutions Corp., Class A(1)	1,897	94,964
Intuitive Surgical, Inc.(1)	475	149,920	Global Payments, Inc.	2,159	78,890
Medtronic, Inc.	3,830	138,914	International Business
Sirona Dental			Machines Corp.	4,937	609,621
Systems, Inc.(1)	3,093	107,760	Lender Processing
STERIS Corp.	397	12,339	Services, Inc.	1,078	33,752
			NeuStar, Inc., Class A(1)	1,599	32,971
		607,644
HEALTH CARE PROVIDERS & SERVICES — 2.1%			VeriFone Systems, Inc.(1)	4,530	85,753
Cardinal Health, Inc.	2,100	70,581			968,378
Express Scripts, Inc.(1)	1,662	78,147	LEISURE EQUIPMENT & PRODUCTS — 0.5%
Medco Health			Polaris Industries, Inc.	1,525	83,295
Solutions, Inc.(1)	3,381	186,226	LIFE SCIENCES TOOLS & SERVICES — 1.0%
		334,954	Bruker Corp.(1)	113	1,374
HEALTH CARE TECHNOLOGY — 0.6%			Illumina, Inc.(1)	2,096	91,239
SXC Health Solutions Corp.(1)	1,187	86,948	Waters Corp.(1)	1,064	68,841
HOTELS, RESTAURANTS & LEISURE — 2.6%					161,454
Las Vegas Sands Corp.(1)	4,340	96,088	MACHINERY — 3.8%
McDonald’s Corp.	936	61,654	Caterpillar, Inc.	1,786	107,285
MGM Resorts International(1)	7,119	68,627	Cummins, Inc.	191	12,440
Starbucks Corp.	7,761	188,592	Donaldson Co., Inc.	545	23,244
		414,961	Graco, Inc.	826	23,285
HOUSEHOLD DURABLES — 1.1%			Nordson Corp.	1,866	104,645
Tempur-Pedic			Oshkosh Corp.(1)	3,078	95,911
International, Inc.(1)	3,401	104,581
			Timken Co.	4,296	111,653
Whirlpool Corp.	869	76,315	Toro Co. (The)	2,529	124,224
		180,896			602,687
HOUSEHOLD PRODUCTS — 2.2%			MEDIA — 1.0%
Colgate-Palmolive Co.	1,539	121,212	DIRECTV, Class A(1)	4,614	156,507
Kimberly-Clark Corp.	1,406	85,246
Procter & Gamble Co. (The)	2,438	146,231	METALS & MINING — 1.3%
			Freeport-McMoRan
		352,689	Copper & Gold, Inc.	994	58,775
INDUSTRIAL CONGLOMERATES — 2.3%			Newmont Mining Corp.	1,077	66,494
3M Co.	3,440	271,726	Reliance Steel
Carlisle Cos., Inc.	2,640	95,383	& Aluminum Co.	1,138	41,139
		367,109	Walter Energy, Inc.	695	42,291
INSURANCE — 0.6%					208,699
Aflac, Inc.	2,259	96,391	MULTILINE RETAIL — 2.1%
INTERNET & CATALOG RETAIL — 2.1%			Dollar Tree, Inc.(1)	4,116	171,349
Amazon.com, Inc.(1)	1,716	187,490	Family Dollar Stores, Inc.	1,122	42,288
Netflix, Inc.(1)	1,381	150,046	Kohl’s Corp.(1)	2,063	97,992
		337,536	Nordstrom, Inc.	140	4,507
INTERNET SOFTWARE & SERVICES — 2.6%			Target Corp.	457	22,471
Google, Inc., Class A(1)	939	417,808			338,607
VeriSign, Inc.(1)	138	3,664
		421,472

12

Disciplined Growth

	Shares	Value		Shares	Value
OIL, GAS & CONSUMABLE FUELS — 6.1%			SPECIALTY RETAIL — 3.8%
Cimarex Energy Co.	677	$ 48,460	Bed Bath & Beyond, Inc.(1)	1,401	$ 51,949
Exxon Mobil Corp.	11,370	648,886	Gap, Inc. (The)	976	18,993
Mariner Energy, Inc.(1)	1,996	42,874	Limited Brands, Inc.	263	5,804
Massey Energy Co.	315	8,615	PetSmart, Inc.	3,598	108,552
Occidental Petroleum Corp.	299	23,068	Ross Stores, Inc.	2,764	147,293
Peabody Energy Corp.	798	31,226	TJX Cos., Inc. (The)	4,168	174,848
Plains Exploration &			Williams-Sonoma, Inc.	4,007	99,454
Production Co.(1)	2,406	49,587
					606,893
Quicksilver Resources, Inc.(1)	6,788	74,668	TEXTILES, APPAREL & LUXURY GOODS — 0.8%
SM Energy Co.	723	29,036	Coach, Inc.	466	17,032
Suncor Energy, Inc.	543	15,986	Deckers Outdoor Corp.(1)	612	87,437
		972,406	Lululemon Athletica, Inc.(1)	514	19,131
PAPER & FOREST PRODUCTS — 0.7%					123,600
International Paper Co.	4,980	112,697
			TOBACCO — 1.4%
PERSONAL PRODUCTS — 1.3%
			Philip Morris
Estee Lauder Cos., Inc. (The),			International, Inc.	4,930	225,991
Class A	2,171	120,990
			TOTAL COMMON STOCKS
Nu Skin Enterprises, Inc.,			(Cost $14,674,713)		15,832,514
Class A	3,200	79,776
		200,766	Temporary Cash Investments — 0.8%
PHARMACEUTICALS — 4.3%			JPMorgan U.S. Treasury
Abbott Laboratories	3,528	165,040	Plus Money Market Fund
Allergan, Inc.	1,731	100,848	Agency Shares	28,292	28,292
			Repurchase Agreement, Bank
Bristol-Myers Squibb Co.	2,263	56,439	of America Securities, LLC,
Eli Lilly & Co.	1,573	52,696	(collateralized by various
Johnson & Johnson	2,490	147,059	U.S. Treasury obligations, 1.125%,
Perrigo Co.	2,669	157,658	6/30/11, valued at $101,993), in a
			joint trading account at 0.01%,
		679,740	dated 6/30/10, due 7/1/10
SEMICONDUCTORS & SEMICONDUCTOR			(Delivery value $100,000)		100,000
EQUIPMENT — 5.1%			TOTAL TEMPORARY
Broadcom Corp., Class A	5,252	173,159	CASH INVESTMENTS
Intel Corp.	15,173	295,115	(Cost $128,292)		128,292
Marvell Technology			TOTAL INVESTMENT
Group Ltd.(1)	5,453	85,939	SECURITIES — 100.0%
Micron Technology, Inc.(1)	3,321	28,195	(Cost $14,803,005)		15,960,806
NVIDIA Corp.(1)	1,025	10,465	OTHER ASSETS AND LIABILITIES(2)		(959)
Sunpower Corp., Class A(1)	5,840	70,664	TOTAL NET ASSETS — 100.0%		$15,959,847
Texas Instruments, Inc.	6,382	148,573
		812,110	Notes to Schedule of Investments
SOFTWARE — 7.3%			(1) Non-income producing.
Activision Blizzard, Inc.	4,190	43,953	(2)	Category is less than 0.05% of total net assets.
Adobe Systems, Inc.(1)	2,406	63,591
Intuit, Inc.(1)	4,102	142,627	Industry classifications are unaudited.
Microsoft Corp.	21,330	490,803
Oracle Corp.	13,272	284,817
Symantec Corp.(1)	1,165	16,170	See Notes to Financial Statements.
VMware, Inc., Class A(1)	1,969	123,240
		1,165,201

13

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $14,803,005)	$15,960,806
Receivable for capital shares sold	2,520
Dividends and interest receivable	10,859
15,974,185

Liabilities
Accrued management fees	14,002
Service fees (and distribution fees – A Class and R Class) payable	273
Distribution fees payable	63
14,338

Net Assets	$15,959,847

Net Assets Consist of:
Capital (par value and paid-in surplus)	$19,061,090
Accumulated net realized loss on investment transactions	(4,259,044)
Net unrealized appreciation on investments	1,157,801
$15,959,847

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$12,786,843	1,379,836	$9.27
Institutional Class, $0.01 Par Value	$2,152,497	231,537	$9.30
A Class, $0.01 Par Value	$661,125	71,622	$9.23*
B Class, $0.01 Par Value	$54,664	6,002	$9.11
C Class, $0.01 Par Value	$40,980	4,499	$9.11
R Class, $0.01 Par Value	$263,738	28,773	$9.17
*Maximum offering price $9.79 (net asset value divided by 0.9425)

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Dividends	$ 240,058
Interest	106
240,164

Expenses:
Management fees	160,894
Distribution fees:
B Class	330
C Class	376
Service fees:
B Class	110
C Class	125
Distribution and service fees:
A Class	1,111
R Class	1,768
Directors’ fees and expenses	474
Other expenses	518
165,706

Net investment income (loss)	74,458

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	571,034
Change in net unrealized appreciation (depreciation) on investments	1,449,372

Net realized and unrealized gain (loss)	2,020,406

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,094,864

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 74,458	$ 66,088
Net realized gain (loss)	571,034	(4,351,698)
Change in net unrealized appreciation (depreciation)	1,449,372	(1,749,087)
Net increase (decrease) in net assets resulting from operations	2,094,864	(6,034,697)

Distributions to Shareholders
From net investment income:
Investor Class	(68,774)	(43,563)
Institutional Class	(20,108)	(15,865)
A Class	(1,108)	(641)
R Class	(95)	—
Decrease in net assets from distributions	(90,085)	(60,069)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	345,348	(1,774,539)

Net increase (decrease) in net assets	2,350,127	(7,869,305)

Net Assets
Beginning of period	13,609,720	21,479,025
End of period	$15,959,847	$13,609,720

Undistributed net investment income	—	$6,924

See Notes to Financial Statements.

16

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.
Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

17

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

18

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2010 was 1.04% for the Investor Class, A Class, B Class, C Class and R Class and 0.84% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010, were $13,388,874 and $13,074,895, respectively.

19

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended June 30, 2010		Year ended June 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		80,000,000
Sold	510,456	$4,912,469	278,559	$ 2,143,625
Issued in reinvestment of distributions	6,537	64,129	6,002	41,955
Redeemed	(440,705)	(4,161,868)	(428,464)	(3,295,292)
	76,288	814,730	(143,903)	(1,109,712)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	50,022	482,024	52,851	403,445
Issued in reinvestment of distributions	2,045	20,108	2,263	15,865
Redeemed	(102,405)	(972,968)	(149,290)	(1,171,779)
	(50,338)	(470,836)	(94,176)	(752,469)
A Class/Shares Authorized	10,000,000		10,000,000
Sold	52,199	516,352	38,955	304,771
Issued in reinvestment of distributions	111	1,086	90	630
Redeemed	(31,879)	(293,445)	(39,437)	(279,324)
	20,431	223,993	(392)	26,077
B Class/Shares Authorized	10,000,000		10,000,000
Sold	2,723	26,373	1,269	9,737
C Class/Shares Authorized	10,000,000		10,000,000
Sold	1,067	9,604	4,854	36,608
Redeemed	(3,432)	(31,950)	—	—
	(2,365)	(22,346)	4,854	36,608
R Class/Shares Authorized	10,000,000		10,000,000
Sold	119	1,182	3,945	38,118
Issued in reinvestment of distributions	10	95	—	—
Redeemed	(24,009)	(227,843)	(3,692)	(22,898)
	(23,880)	(226,566)	253	15,220
Net increase (decrease)	22,859	$ 345,348	(232,095)	$(1,774,539)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$15,832,514	—	—
Temporary Cash Investments	28,292	$100,000	—
Total Value of Investment Securities	$15,860,806	$100,000	—

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2010, the fund did not utilize the program.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$90,085	$60,069
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$14,860,686
Gross tax appreciation of investments	$1,932,367
Gross tax depreciation of investments	(832,247)
Net tax appreciation (depreciation) of investments	$1,100,120
Undistributed ordinary income	—
Accumulated capital losses	$(4,201,363)

21

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,666,672) and $(2,534,691) expire in 2017 and 2018, respectively.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2010.

For corporate taxpayers, the fund hereby designates $90,085, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2010 as qualified for the corporate dividends received deduction.

22

Financial Highlights

Disciplined Growth

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$8.01	$11.12	$12.35	$11.59	$10.47	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.04	0.04	(0.01)	(0.02)	(0.02)	0.01
Net Realized and
Unrealized Gain (Loss)	1.27	(3.12)	(0.74)	0.83	1.20	0.48
Total From
Investment Operations	1.31	(3.08)	(0.75)	0.81	1.18	0.49
Distributions
From Net
Investment Income	(0.05)	(0.03)	—	—	—	(0.02)
From Net Realized Gains	—	—	(0.48)	(0.05)	(0.06)	—
Total Distributions	(0.05)	(0.03)	(0.48)	(0.05)	(0.06)	(0.02)
Net Asset Value,
End of Period	$9.27	$8.01	$11.12	$12.35	$11.59	$10.47

Total Return(4)	16.35%	(27.63)%	(6.38)%	7.00%	11.30%	4.87%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.05%	1.05%	1.03%	1.02%(5)	1.02%	1.02%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.46%	0.44%	(0.07)%	(0.29)%(5)	(0.21)%	(0.28)%(5)
Portfolio Turnover Rate	84%	98%	134%	78%	124%	37%
Net Assets, End of Period
(in thousands)	$12,787	$10,440	$16,093	$22,775	$16,709	$8,569
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

23

Disciplined Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$8.03	$11.15	$12.36	$11.62	$10.47	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.06	0.05	0.01	—(4)	—(4)	0.01
Net Realized and
Unrealized Gain (Loss)	1.28	(3.12)	(0.74)	0.81	1.21	0.48
Total From
Investment Operations	1.34	(3.07)	(0.73)	0.81	1.21	0.49
Distributions
From Net
Investment Income	(0.07)	(0.05)	—	—	—	(0.02)
From Net Realized Gains	—	—	(0.48)	(0.07)	(0.06)	—
Total Distributions	(0.07)	(0.05)	(0.48)	(0.07)	(0.06)	(0.02)
Net Asset Value,
End of Period	$9.30	$8.03	$11.15	$12.36	$11.62	$10.47

Total Return(5)	16.67%	(27.50)%	(6.22)%	7.02%	11.59%	4.91%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.85%	0.85%	0.83%	0.82%(6)	0.82%	0.82%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.66%	0.64%	0.13%	(0.09)%(6)	(0.01)%	0.48%(6)
Portfolio Turnover Rate	84%	98%	134%	78%	124%	37%
Net Assets, End of Period
(in thousands)	$2,152	$2,265	$4,194	$6,918	$3,940	$524
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

24

Disciplined Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(2)	2006	2005(3)
Per-Share Data
Net Asset Value,
Beginning of Period	$7.98	$11.07	$12.33	$11.56	$10.46	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(4)	0.02	0.02	(0.04)	(0.03)	(0.05)	—(5)
Net Realized and
Unrealized Gain (Loss)	1.26	(3.09)	(0.74)	0.82	1.21	0.47
Total From
Investment Operations	1.28	(3.07)	(0.78)	0.79	1.16	0.47
Distributions
From Net
Investment Income	(0.03)	(0.02)	—	—	—	(0.01)
From Net Realized Gains	—	—	(0.48)	(0.02)	(0.06)	—
Total Distributions	(0.03)	(0.02)	(0.48)	(0.02)	(0.06)	(0.01)
Net Asset Value,
End of Period	$9.23	$7.98	$11.07	$12.33	$11.56	$10.46

Total Return(6)	16.00%	(27.76)%	(6.65)%	6.84%	11.12%	4.72%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.30%	1.30%	1.28%	1.27%(7)	1.27%	1.27%(7)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.21%	0.19%	(0.32)%	(0.54)%(7)	(0.46)%	0.03%(7)
Portfolio Turnover Rate	84%	98%	134%	78%	124%	37%
Net Assets, End of Period
(in thousands)	$661	$408	$571	$1,248	$701	$531
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	September 30, 2005 (fund inception) through December 31, 2005.
(4)	Computed using average shares outstanding throughout the period.
(5)	Per-share amount was less than $0.005.
(6)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(7) Annualized.

See Notes to Financial Statements.

25

Disciplined Growth

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.91	$11.04	$12.93
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.06)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss)	1.26	(3.09)	(1.32)
Total From Investment Operations	1.20	(3.13)	(1.41)
Distributions
From Net Realized Gains	—	—	(0.48)
Net Asset Value, End of Period	$9.11	$7.91	$11.04

Total Return(3)	15.17%	(28.35)%	(11.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.05%	2.05%	2.03%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.54)%	(0.56)%	(1.02)%(4)
Portfolio Turnover Rate	84%	98%	134%(5)
Net Assets, End of Period (in thousands)	$55	$26	$22
(1) September 28, 2007 (commencement of sale) through June 30, 2008.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

26

Disciplined Growth

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$7.91	$11.04	$12.93
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.05)	(0.04)	(0.09)
Net Realized and Unrealized Gain (Loss)	1.25	(3.09)	(1.32)
Total From Investment Operations	1.20	(3.13)	(1.41)
Distributions
From Net Realized Gains	—	—	(0.48)
Net Asset Value, End of Period	$9.11	$7.91	$11.04

Total Return(3)	15.17%	(28.35)%	(11.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.05%	2.05%	2.03%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.54)%	(0.56)%	(1.01)%(4)
Portfolio Turnover Rate	84%	98%	134%(5)
Net Assets, End of Period (in thousands)	$41	$54	$22
(1) September 28, 2007 (commencement of sale) through June 30, 2008.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

27

Disciplined Growth

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$7.92	$11.00	$12.28	$11.53	$10.46	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)(3)	—(4)	—(4)	(0.07)	(0.05)	(0.08)	—(4)
Net Realized and
Unrealized Gain (Loss)	1.25	(3.08)	(0.73)	0.82	1.21	0.47
Total From
Investment Operations	1.25	(3.08)	(0.80)	0.77	1.13	0.47
Distributions
From Net
Investment Income	—(4)	—	—	—	—	(0.01)
From Net Realized Gains	—	—	(0.48)	(0.02)	(0.06)	—
Total Distributions	—(4)	—	(0.48)	(0.02)	(0.06)	(0.01)
Net Asset Value,
End of Period	$9.17	$7.92	$11.00	$12.28	$11.53	$10.46

Total Return(5)	15.82%	(28.00)%	(6.84)%	6.68%	10.83%	4.66%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.55%	1.55%	1.53%	1.52%(6)	1.52%	1.52%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.04)%	(0.06)%	(0.57)%	(0.79)%(6)	(0.71)%	(0.22)%(6)
Portfolio Turnover Rate	84%	98%	134%	78%	124%	37%
Net Assets, End of Period
(in thousands)	$264	$417	$576	$619	$580	$523
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	September 30, 2005 (fund inception) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Disciplined Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

29

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.):

Frederick L.A. Grauer	For:	4,067,909,978
	Withhold:	174,470,448
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C
and R Classes	For:	9,621,472
	Against:	157,400
	Abstain:	72,005
	Broker Non-Vote:	1,439,979

Institutional Class	For:	2,396,079
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

30

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

31

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

32

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management)(March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

33

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to February 2007); Executive Vice
(1963)	since 2007	President, ACC (November 2005 to February 2007); Global Chief Operating
Officer and Managing Director, Morgan Stanley (March 2000 to November
2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive
Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	2006 and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	and Senior	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	Vice President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller,
(1966)	Treasurer and	various American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

34

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreeement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

35

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

36

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

37

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

38

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

39

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

40

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

41

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

42

Notes

43

Notes

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69049

Annual Report
June 30, 2010

American Century Investments®

Equity Growth Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Equity Growth

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Five Largest Overweights	8
Five Largest Underweights.	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	32

Other Information

Proxy Voting Results	33
Management	34
Board Approval of Management Agreements	38
Additional Information	44
Index Definitions	45

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Stocks Rallied as Economy Improved

U.S. stocks posted double-digit gains for the 12 months ended June 30, 2010, thanks largely to improving economic conditions and unexpectedly strong corporate earnings. As the period began, the U.S. economy was starting to show early signs of recovery following a sharp downturn in late 2008 and early 2009. Led by improving results in manufacturing activity, housing, and consumer spending, the economy posted positive growth in the third and fourth quarters of 2009 after four consecutive quarters of declining output. By the first quarter of 2010, jobs data turned positive, providing further evidence of a burgeoning economic recovery.

In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins. Rising demand for delayed big-ticket purchases, such as cars and appliances, also contributed to stronger earnings. As a result, stocks rose steadily for much of the period, with the major equity indices advancing by more than 30% from the beginning of the period through April 30, 2010.

Growing Uncertainty Led to Late Decline

Market conditions changed abruptly in the last two months of the period as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. With these headwinds, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

Although stocks gave back a notable portion of their gains late in the period, the broad market indices returned approximately 15% overall for the 12 months. Mid- and small-cap stocks posted the best returns (see the table below), outpacing large-cap shares, while value stocks outperformed growth-oriented issues across all market capitalizations.

U.S. Stock Index Returns
For the 12 months ended June 30, 2010
Russell 1000 Index (Large-Cap)	15.24%	Russell 2000 Index (Small-Cap)	21.48%
Russell 1000 Value Index	16.92%	Russell 2000 Value Index	25.07%
Russell 1000 Growth Index	13.62%	Russell 2000 Growth Index	17.96%
Russell Midcap Index	25.13%
Russell Midcap Value Index	28.91%
Russell Midcap Growth Index	21.30%

3

Performance

Equity Growth

Total Returns as of June 30, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	BEQGX	13.47%	-1.70%	-1.32%	7.67%	5/9/91
S&P 500 Index	—	14.43%	-0.79%	-1.59%	7.59%(1)	—
Institutional Class	AMEIX	13.69%	-1.50%	-1.12%	2.31%	1/2/98
A Class(2)	BEQAX					10/9/97
No sales charge*		13.20%	-1.95%	-1.57%	1.79%
With sales charge*		6.72%	-3.10%	-2.15%	1.31%
B Class	AEYBX					9/28/07
No sales charge*		12.38%	—	—	-12.63%
With sales charge*		8.38%	—	—	-14.03%
C Class	AEYCX	12.33%	-2.68%	—	-0.44%	7/18/01
R Class	AEYRX	12.91%	—	—	-3.04%	7/29/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Since April 30, 1991, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Equity Growth

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.70%	0.50%	0.95%	1.70%	1.70%	1.20%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Equity Growth

Portfolio Managers: Bill Martin and Claudia Musat

In June 2010, portfolio manager Thomas Vaiana left American Century Investments to pursue other opportunities. With his departure, Claudia Musat, a portfolio manager who has been with the firm since 2005, was named co-portfolio manager of Equity Growth with Bill Martin.

Performance Summary

Equity Growth returned 13.47%* for the 12 months ended June 30, 2010, compared with the 14.43% return of its benchmark, the S&P 500 Index.

The double-digit gain for both Equity Growth and the S&P 500 reflected the broad advance in the U.S. equity market. However, Equity Growth lagged the S&P 500 for the 12-month period. Although the fund’s smaller average market capitalization contributed favorably to performance during the period, price momentum detracted amid the market’s dramatic ebbs and flows.

Utilities Lagged

Stock selection in three key sectors produced essentially all of the under-performance versus the benchmark, with the utilities sector doing the most damage. An overweight position in independent power producers and stock choices among multi-utilities contributed virtually all of the underperformance in this sector. The three biggest individual detractors in the portfolio were utilities stocks, led by independent power producers NRG Energy and Mirant. NRG Energy, based in New Jersey, failed to meet earnings expectations for three consecutive quarters amid falling power prices and higher operating costs. Atlanta-based Mirant also struggled with higher costs, and the company’s emphasis on coal-fired power plants led to concerns about potential carbon taxes in forthcoming federal energy legislation. Late in the period, Mirant announced a merger agreement with competitor RRI Energy.

The other significant detractor in the utilities sector was electric and gas utility Public Services Enterprise Group, which operates primarily in the mid-Atlantic region. Declining demand for power weighed on the company’s earnings during the period.

Financials and Industrials Also Detracted

The portfolio’s financials and industrials holdings also underperformed their counterparts in the S&P 500. Underweight positions in real estate investment trusts and consumer finance companies, along with stock selection among capital markets firms, had the biggest negative impact on relative results in the financials sector. The most significant missed opportunities included credit card companies American Express and Capital One Financial, both of which rallied as credit conditions improved and consumer spending picked up. Investment bank Goldman Sachs was hurt by uncertainty surrounding the federal government’s regulatory overhaul of the financial industry, as well as a fraud lawsuit brought by the Securities and Exchange Commission.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Equity Growth

Underperformance in the industrials sector was driven primarily by stock selection among aerospace and defense companies and an overweight position in construction and engineering firms. An underweight position in aircraft maker Boeing hindered results as increased aircraft orders and a successful test flight of its 787 Dreamliner boosted the stock. Construction and engineering firm Fluor was another noteworthy detractor, declining amid a slowdown in revenues from oil and gas projects.

Consumer and Energy Stocks Outperformed

On the positive side, stock selection was most successful in the consumer discretionary, energy, and consumer staples sectors. By far, security selection added the most value in the consumer discretionary sector, led by auto components manufacturers and internet retailers. An overweight position in household durable goods makers also contributed favorably to results in this sector. The top contributors among consumer discretionary stocks were auto parts maker TRW Automotive and online movie rental firm Netflix. TRW Automotive rallied as a recovery in auto sales led to a sharp increase in demand for its products, while Netflix enjoyed strong subscriber growth and generated better-than-expected earnings amid increased customer usage of streaming video.

Industry allocation was the key behind the outperformance in the energy sector, particularly an underweight position in oil and gas producers and an overweight position in energy equipment and services companies. In the consumer staples sector, stock selection among beverage makers and an underweight position in food and staples retailers contributed the most to outperformance. Top individual contributors included energy exploration and production company McMoRan Exploration, which rallied sharply in early 2010 after the company made a substantial oil discovery, and beverage distributor Coca-Cola Enterprises, which sold its North American bottling unit to Coca-Cola.

Stock selection in the chemicals industry also generated noteworthy outperformance, particularly an overweight position in fertilizer producer Terra Industries and an underweight position in agricultural chemicals maker Monsanto. Terra agreed to be acquired by competitor CF Industries Holdings, while Monsanto faced intense price competition in its Roundup herbicide business and tepid demand for its new enhanced seed products.

A Look Ahead

The market environment has grown increasingly choppy in recent months, reflecting greater uncertainty about the resilience of the economic recovery. Although most businesses weathered the 2008 recession relatively well, stubbornly high unemployment suggests that the corporate sector is not yet confident enough in the strength of the recovery to expand payrolls. This economic uncertainty—and the stock market volatility that often accompanies it—is likely to continue as we move into the second half of 2010.

The quantitative investment process we use to manage Equity Growth has a framework that is objective, disciplined, and systematic—in other words, it avoids getting caught up in the fads and emotions that can drive short-term market movements. We believe this approach will produce superior relative performance over the long term.

7

Equity Growth

Top Ten Holdings
		% of net assets as of 6/30/10
Exxon Mobil Corp.		3.1%
International Business Machines Corp.		2.6%
JPMorgan Chase & Co.		2.3%
Johnson & Johnson		2.3%
Microsoft Corp.		2.2%
Apple, Inc.		2.2%
AT&T, Inc.		2.2%
Chevron Corp.		2.0%
Intel Corp.		1.9%
Bank of America Corp.		1.9%

Five Largest Overweights as of June 30, 2010
	% of net assets	% of S&P 500 Index
Constellation Energy Group, Inc.	0.95%	0.07%
Integrys Energy Group, Inc.	0.90%	0.04%
International Business Machines Corp.	2.55%	1.70%
Eli Lilly & Co.	1.19%	0.36%
Humana, Inc.	0.90%	0.08%

Five Largest Underweights as of June 30, 2010
	% of net assets	% of S&P 500 Index
Berkshire Hathaway, Inc., Class B	0.32%	1.42%
Merck & Co., Inc.	0.12%	1.17%
Coca-Cola Co. (The)	0.21%	1.24%
PepsiCo, Inc.	0.04%	1.05%
Pfizer, Inc.	0.24%	1.23%

Types of Investments in Portfolio
		% of net assets as of 6/30/10
Common Stocks		99.2%
Temporary Cash Investments		0.8%
Other Assets and Liabilities		—(1)
(1) Category is less than 0.05% of total net assets.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$939.30	$3.37	0.70%
Institutional Class	$1,000	$940.10	$2.41	0.50%
A Class	$1,000	$938.20	$4.57	0.95%
B Class	$1,000	$934.80	$8.16	1.70%
C Class	$1,000	$934.40	$8.15	1.70%
R Class	$1,000	$937.20	$5.76	1.20%
Hypothetical
Investor Class	$1,000	$1,021.32	$3.51	0.70%
Institutional Class	$1,000	$1,022.32	$2.51	0.50%
A Class	$1,000	$1,020.08	$4.76	0.95%
B Class	$1,000	$1,016.36	$8.50	1.70%
C Class	$1,000	$1,016.36	$8.50	1.70%
R Class	$1,000	$1,018.84	$6.01	1.20%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

Equity Growth

JUNE 30, 2010
	Shares	Value		Shares	Value
Common Stocks — 99.2%			Sherwin-Williams Co. (The)	57,479	$ 3,976,972
AEROSPACE & DEFENSE — 1.9%			Valspar Corp.	100,827	3,036,909
			W.R. Grace & Co.(1)	44,349	933,103
Boeing Co. (The)	211,877	$ 13,295,282
L-3 Communications					25,887,993
Holdings, Inc.	52,196	3,697,565	COMMERCIAL BANKS — 3.0%
Northrop Grumman Corp.	72,448	3,944,069	BB&T Corp.	25,222	663,591
Raytheon Co.	272,167	13,170,161	KeyCorp	142,825	1,098,324
		34,107,077	PNC Financial Services
AIR FREIGHT & LOGISTICS — 0.8%			Group, Inc.	93,500	5,282,750
FedEx Corp.	59,026	4,138,313	Regions Financial Corp.	112,905	742,915
United Parcel Service, Inc.,			Toronto-Dominion Bank (The)	213,451	13,855,105
Class B	191,047	10,868,664	U.S. Bancorp.	262,712	5,871,613
		15,006,977	Wells Fargo & Co.	1,088,752	27,872,051
AUTO COMPONENTS — 0.5%					55,386,349
TRW Automotive			COMMERCIAL SERVICES & SUPPLIES — 0.1%
Holdings Corp.(1)	318,272	8,774,759	R.R. Donnelley & Sons Co.	68,893	1,127,779
AUTOMOBILES — 0.2%			Republic Services, Inc.	25,736	765,131
Ford Motor Co.(1)	424,031	4,274,232	Waste Management, Inc.	18,411	576,080
BEVERAGES — 1.4%					2,468,990
Coca-Cola Co. (The)	77,887	3,903,696	COMMUNICATIONS EQUIPMENT — 1.2%
Coca-Cola Enterprises, Inc.	186,015	4,810,348	ADC Telecommunications,
Dr Pepper Snapple			Inc.(1)	166,811	1,236,069
Group, Inc.	435,981	16,301,330	Arris Group, Inc.(1)	240,325	2,448,912
PepsiCo, Inc.	10,804	658,504	Cisco Systems, Inc.(1)	489,611	10,433,610
		25,673,878	CommScope, Inc.(1)	90,266	2,145,623
BIOTECHNOLOGY — 2.6%			Harris Corp.	60,227	2,508,455
Amgen, Inc.(1)	459,715	24,181,009	Plantronics, Inc.	76,551	2,189,359
Biogen Idec, Inc.(1)	221,130	10,492,619	Tellabs, Inc.	213,586	1,364,814
Cephalon, Inc.(1)	181,540	10,302,395			22,326,842
Cubist Pharmaceuticals,			COMPUTERS & PERIPHERALS — 5.2%
Inc.(1)	126,635	2,608,681	Apple, Inc.(1)	157,664	39,657,226
Gilead Sciences, Inc.(1)	8,141	279,073	EMC Corp.(1)	214,528	3,925,862
		47,863,777	Hewlett-Packard Co.	206,192	8,923,990
CAPITAL MARKETS — 2.3%			Lexmark International, Inc.,
Bank of New York Mellon			Class A(1)	247,156	8,163,563
Corp. (The)	332,062	8,198,611	SanDisk Corp.(1)	213,352	8,975,718
Goldman Sachs			Seagate Technology(1)	950,170	12,390,217
Group, Inc. (The)	177,034	23,239,253
			Synaptics, Inc.(1)	57,020	1,568,050
Investment Technology
Group, Inc.(1)	34,749	558,069	Western Digital Corp.(1)	349,063	10,527,740
Legg Mason, Inc.	327,231	9,172,285			94,132,366
		41,168,218	CONSTRUCTION & ENGINEERING — 0.7%
CHEMICALS — 1.4%			EMCOR Group, Inc.(1)	307,626	7,127,695
Ashland, Inc.	70,651	3,279,619	Shaw Group, Inc. (The)(1)	128,779	4,406,817
Lubrizol Corp.	151,137	12,137,813	URS Corp.(1)	39,932	1,571,324
OM Group, Inc.(1)	105,766	2,523,577			13,105,836

11

Equity Growth

	Shares	Value		Shares	Value
CONSUMER FINANCE — 0.6%			Schlumberger Ltd.	104,667	$ 5,792,272
American Express Co.	89,825	$ 3,566,052	Transocean Ltd.(1)	24,741	1,146,250
AmeriCredit Corp.(1)	90,513	1,649,147			24,441,666
Cash America			FOOD & STAPLES RETAILING — 1.0%
International, Inc.	159,582	5,468,875	Safeway, Inc.	466,756	9,176,423
		10,684,074	SUPERVALU, INC.	163,979	1,777,532
CONTAINERS & PACKAGING — 0.3%			Wal-Mart Stores, Inc.	136,614	6,567,035
Graphic Packaging					17,520,990
Holding Co.(1)	690,333	2,174,549
			FOOD PRODUCTS — 3.5%
Rock-Tenn Co., Class A	77,142	3,831,643	ConAgra Foods, Inc.	412,491	9,619,290
		6,006,192	Corn Products
DIVERSIFIED CONSUMER SERVICES — 0.3%			International, Inc.	240,638	7,291,331
Career Education Corp.(1)	54,073	1,244,760	Del Monte Foods Co.	991,013	14,260,677
Corinthian Colleges, Inc.(1)	76,322	751,772	Dole Food Co., Inc.(1)	214,731	2,239,644
ITT Educational			Hershey Co. (The)	37,722	1,808,015
Services, Inc.(1)	35,326	2,932,765
			Lancaster Colony Corp.	13,433	716,785
		4,929,297	Mead Johnson Nutrition Co.	38,339	1,921,551
DIVERSIFIED FINANCIAL SERVICES — 4.1%			Sara Lee Corp.	895,845	12,631,415
Bank of America Corp.	2,347,994	33,740,674	Tyson Foods, Inc., Class A	761,313	12,477,920
JPMorgan Chase & Co.	1,140,243	41,744,296			62,966,628
		75,484,970	GAS UTILITIES — 0.3%
DIVERSIFIED TELECOMMUNICATION			Nicor, Inc.	9,238	374,139
SERVICES — 2.8%
AT&T, Inc.	1,629,121	39,408,437	ONEOK, Inc.	85,246	3,686,889
Verizon Communications, Inc.	400,787	11,230,052	UGI Corp.	41,674	1,060,187
		50,638,489			5,121,215
ELECTRIC UTILITIES — 0.8%			HEALTH CARE EQUIPMENT & SUPPLIES — 1.0%
Entergy Corp.	34,032	2,437,372	Becton, Dickinson & Co.	37,341	2,524,998
Exelon Corp.	111,241	4,223,821	C.R. Bard, Inc.	86,989	6,744,257
			Hospira, Inc.(1)	15,461	888,235
NextEra Energy, Inc.	163,216	7,958,412
		14,619,605	Medtronic, Inc.	104,125	3,776,614
ELECTRICAL EQUIPMENT — 0.1%			STERIS Corp.	123,285	3,831,698
General Cable Corp.(1)	49,933	1,330,714			17,765,802
ELECTRONIC EQUIPMENT, INSTRUMENTS &			HEALTH CARE PROVIDERS & SERVICES — 3.0%
COMPONENTS — 1.1%			Cardinal Health, Inc.	447,225	15,031,232
Anixter International, Inc.(1)	49,814	2,122,076	Health Net, Inc.(1)	41,335	1,007,334
Celestica, Inc.(1)	555,168	4,474,654	Humana, Inc.(1)	357,259	16,316,018
Tech Data Corp.(1)	116,642	4,154,788	Magellan Health
			Services, Inc.(1)	57,900	2,102,928
Tyco Electronics Ltd.	365,815	9,284,385
			UnitedHealth Group, Inc.	433,415	12,308,986
Vishay Intertechnology, Inc.(1)	57,125	442,148
			WellPoint, Inc.(1)	155,118	7,589,924
		20,478,051
ENERGY EQUIPMENT & SERVICES — 1.3%					54,356,422
Complete Production			HOTELS, RESTAURANTS & LEISURE — 0.6%
Services, Inc.(1)	186,731	2,670,253	McDonald’s Corp.	96,313	6,344,137
National Oilwell Varco, Inc.	275,022	9,094,978	Panera Bread Co., Class A(1)	47,587	3,582,825
Oil States International, Inc.(1)	144,970	5,737,913	Starbucks Corp.	70,062	1,702,507
					11,629,469

12

Equity Growth

	Shares	Value		Shares	Value
HOUSEHOLD DURABLES — 0.4%			INTERNET & CATALOG RETAIL — 0.5%
American Greetings Corp.,			Amazon.com, Inc.(1)	40,363	$ 4,410,061
Class A	132,025	$ 2,476,789	Netflix, Inc.(1)	39,833	4,327,856
D.R. Horton, Inc.	139,908	1,375,295			8,737,917
Harman International			INTERNET SOFTWARE & SERVICES — 1.6%
Industries, Inc.(1)	86,847	2,595,857
			AOL, Inc.(1)	169,194	3,517,543
Ryland Group, Inc.	23,494	371,675
		6,819,616	EarthLink, Inc.	310,110	2,468,476
			Google, Inc., Class A(1)	52,392	23,311,820
HOUSEHOLD PRODUCTS — 2.4%
Colgate-Palmolive Co.	49,500	3,898,620			29,297,839
Kimberly-Clark Corp.	128,390	7,784,285	IT SERVICES — 4.4%
Procter & Gamble Co. (The)	531,010	31,849,980	Acxiom Corp.(1)	17,788	261,306
		43,532,885	Automatic Data
			Processing, Inc.	309,591	12,464,134
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS — 1.6%			Computer Sciences Corp.	241,494	10,927,603
Constellation Energy			Convergys Corp.(1)	637,197	6,250,903
Group, Inc.	539,127	17,386,846	International Business
Mirant Corp.(1)	533,803	5,636,960	Machines Corp.	376,805	46,527,881
NRG Energy, Inc.(1)	243,741	5,169,746	NeuStar, Inc., Class A(1)	44,055	908,414
		28,193,552	Western Union Co. (The)	233,591	3,482,842
INDUSTRIAL CONGLOMERATES — 1.8%					80,823,083
3M Co.	140,902	11,129,849	LEISURE EQUIPMENT & PRODUCTS — 0.7%
Carlisle Cos., Inc.	235,597	8,512,120	Polaris Industries, Inc.	216,011	11,798,521
General Electric Co.	934,370	13,473,615	LIFE SCIENCES TOOLS & SERVICES — 0.3%
		33,115,584	Bruker Corp.(1)	448,969	5,459,463
INSURANCE — 5.1%			MACHINERY — 2.8%
ACE Ltd.	69,427	3,574,102	Briggs & Stratton Corp.	150,539	2,562,174
Allied World Assurance Co.			Caterpillar, Inc.	176,427	10,597,970
Holdings Ltd.	169,318	7,683,651	Cummins, Inc.	109,397	7,125,027
American Financial			Deere & Co.	165,140	9,194,995
Group, Inc.	513,094	14,017,728	Graco, Inc.	40,854	1,151,674
Arch Capital Group Ltd.(1)	7,396	551,002	Mueller Industries, Inc.	40,408	994,037
Aspen Insurance			Oshkosh Corp.(1)	303,615	9,460,643
Holdings Ltd.	31,564	780,893	Timken Co.	306,784	7,973,316
Berkshire Hathaway, Inc.,			WABCO Holdings, Inc.(1)	76,223	2,399,500
Class B(1)	72,811	5,802,309
Chubb Corp. (The)	99,650	4,983,497			51,459,336
CNA Financial Corp.(1)	51,760	1,322,986	MEDIA — 2.5%
Endurance Specialty			Comcast Corp., Class A	1,024,771	17,800,272
Holdings Ltd.	140,147	5,259,717	DIRECTV, Class A(1)	61,882	2,099,038
Hartford Financial Services			Discovery Communications,
Group, Inc. (The)	27,279	603,684	Inc., Class C(1)	34,144	1,056,074
Horace Mann Educators Corp.	56,976	871,733	Gannett Co., Inc.	51,293	690,404
Principal Financial Group, Inc.	618,424	14,495,859	Liberty Media Corp. - Starz,
Protective Life Corp.	39,485	844,584	Series A(1)	20,446	1,059,921
Prudential Financial, Inc.	351,237	18,847,377	Scholastic Corp.	76,477	1,844,625
Transatlantic Holdings, Inc.	14,065	674,557	Time Warner, Inc.	638,297	18,453,166
Travelers Cos., Inc. (The)	266,598	13,129,951	Walt Disney Co. (The)	60,236	1,897,434
		93,443,630			44,900,934

13

Equity Growth

	Shares	Value		Shares	Value
METALS & MINING — 2.0%			Merck & Co., Inc.	60,925	$ 2,130,547
Freeport-McMoRan			Pfizer, Inc.	301,693	4,302,142
Copper & Gold, Inc.	306,871	$ 18,145,282			119,503,780
Newmont Mining Corp.	188,965	11,666,699	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.4%
Reliance Steel &			Annaly Capital
Aluminum Co.	172,381	6,231,573	Management, Inc.	41,025	703,579
Worthington Industries, Inc.	76,888	988,780	Boston Properties, Inc.	24,136	1,721,862
		37,032,334	CBL & Associates
MULTILINE RETAIL — 1.4%			Properties, Inc.	12,384	154,057
Big Lots, Inc.(1)	23,421	751,580	Equity LifeStyle
Dillard’s, Inc., Class A	153,790	3,306,485	Properties, Inc.	39,908	1,924,763
Dollar Tree, Inc.(1)	112,283	4,674,321	Federal Realty
			Investment Trust	1,454	102,173
Family Dollar Stores, Inc.	98,213	3,701,648	Mid-America Apartment
Macy’s, Inc.	146,389	2,620,363	Communities, Inc.	4,248	218,644
Target Corp.	213,508	10,498,188	Simon Property Group, Inc.	19,682	1,589,321
		25,552,585			6,414,399
MULTI-UTILITIES — 1.4%			ROAD & RAIL — 0.4%
DTE Energy Co.	197,480	9,007,063	CSX Corp.	75,806	3,762,252
Integrys Energy Group, Inc.	375,518	16,425,157	Norfolk Southern Corp.	69,580	3,691,219
NiSource, Inc.	54,367	788,322			7,453,471
		26,220,542	SEMICONDUCTORS & SEMICONDUCTOR
OFFICE ELECTRONICS — 0.1%			EQUIPMENT — 3.5%
Xerox Corp.	289,914	2,330,909	Advanced Micro
OIL, GAS & CONSUMABLE FUELS — 9.3%			Devices, Inc.(1)	366,367	2,681,806
Anadarko Petroleum Corp.	98,325	3,548,549	Broadcom Corp., Class A	259,885	8,568,408
Apache Corp.	98,270	8,273,351	Intel Corp.	1,766,118	34,350,995
Canadian Natural			LSI Corp.(1)	683,918	3,146,023
Resources Ltd.	295,708	9,826,377	Micron Technology, Inc.(1)	346,095	2,938,347
Chevron Corp.	546,785	37,104,830	RF Micro Devices, Inc.(1)	493,699	1,930,363
Cimarex Energy Co.	74,168	5,308,945	Texas Instruments, Inc.	405,118	9,431,147
ConocoPhillips	473,316	23,235,083			63,047,089
Exxon Mobil Corp.	974,117	55,592,857	SOFTWARE — 4.0%
Murphy Oil Corp.	126,640	6,275,012	ACI Worldwide, Inc.(1)	31,369	610,754
Occidental Petroleum Corp.	160,803	12,405,952	Fair Isaac Corp.	69,230	1,508,522
World Fuel Services Corp.	291,737	7,567,658	Intuit, Inc.(1)	453,113	15,754,739
		169,138,614	Microsoft Corp.	1,728,150	39,764,732
PAPER & FOREST PRODUCTS — 0.2%			Oracle Corp.	412,276	8,847,443
International Paper Co.	162,770	3,683,485	Quest Software, Inc.(1)	54,066	975,351
PHARMACEUTICALS — 6.6%			Symantec Corp.(1)	244,255	3,390,259
Abbott Laboratories	266,844	12,482,962	Synopsys, Inc.(1)	128,090	2,673,238
Bristol-Myers Squibb Co.	583,531	14,553,263
					73,525,038
Eli Lilly & Co.	649,903	21,771,751	SPECIALTY RETAIL — 2.3%
Endo Pharmaceuticals
Holdings, Inc.(1)	496,908	10,842,533	AutoZone, Inc.(1)	7,771	1,501,513
Forest Laboratories, Inc.(1)	307,848	8,444,271	Gap, Inc. (The)	426,097	8,291,847
Johnson & Johnson	696,608	41,141,668	Home Depot, Inc. (The)	16,161	453,639
King Pharmaceuticals, Inc.(1)	505,223	3,834,643	PetSmart, Inc.	46,593	1,405,711

14

Equity Growth

	Shares	Value	Notes to Schedule of Investments
Rent-A-Center, Inc.(1)	241,041	$ 4,883,491	(1) Non-income producing.
Ross Stores, Inc.	273,617	14,581,050	(2) Category is less than 0.05% of total net assets.
Williams-Sonoma, Inc.	436,746	10,840,036
		41,957,287	Industry classifications are unaudited.
TEXTILES, APPAREL & LUXURY GOODS — 0.2%
Jones Apparel Group, Inc.	207,051	3,281,758	See Notes to Financial Statements.
THRIFTS & MORTGAGE FINANCE(2)
Ocwen Financial Corp.(1)	65,906	671,582
TOBACCO — 1.2%
Altria Group, Inc.	103,379	2,071,715
Philip Morris International, Inc.	448,874	20,576,384
		22,648,099
TOTAL COMMON STOCKS
(Cost $1,808,441,818)		1,808,194,210
Temporary Cash Investments — 0.8%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	75,599	75,599
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.125%, 6/30/11,
valued at $14,687,044), in a joint trading
account at 0.01%, dated 6/30/10, due
7/1/10 (Delivery value $14,400,004)		14,400,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $14,475,599)		14,475,599
TOTAL INVESTMENT
SECURITIES — 100.0%
(Cost $1,822,917,417)		1,822,669,809
OTHER ASSETS AND LIABILITIES(2)		(362,562)
TOTAL NET ASSETS — 100.0%		$1,822,307,247

15

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $1,822,917,417)	$1,822,669,809
Receivable for capital shares sold	855,411
Dividends and interest receivable	1,788,236
1,825,313,456

Liabilities
Payable for capital shares redeemed	1,891,507
Accrued management fees	1,057,080
Service fees (and distribution fees — A Class and R Class) payable	53,926
Distribution fees payable	3,696
3,006,209

Net Assets	$1,822,307,247

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,357,981,370
Undistributed net investment income	689,598
Accumulated net realized loss on investment transactions	(536,116,113)
Net unrealized depreciation on investments	(247,608)
$1,822,307,247

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,371,991,980	79,764,886	$17.20
Institutional Class, $0.01 Par Value	$203,860,092	11,845,680	$17.21
A Class, $0.01 Par Value	$237,075,516	13,793,549	$17.19*
B Class, $0.01 Par Value	$73,363	4,266	$17.20
C Class, $0.01 Par Value	$5,536,459	324,091	$17.08
R Class, $0.01 Par Value	$3,769,837	219,188	$17.20
*Maximum offering price $18.24 (net asset value divided by 0.9425)

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $61,528)	$ 36,316,188
Interest	10,261
36,326,449

Expenses:
Management fees	13,235,312
Distribution fees:
B Class	576
C Class	45,091
Service fees:
B Class	192
C Class	15,030
Distribution and service fees:
A Class	667,682
R Class	16,158
Directors’ fees and expenses	59,031
Other expenses	47,560
14,086,632

Net investment income (loss)	22,239,817

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	172,390,971
Futures contract transactions	(1,921,048)
170,469,923

Change in net unrealized appreciation (depreciation) on investments	52,924,221

Net realized and unrealized gain (loss)	223,394,144

Net Increase (Decrease) in Net Assets Resulting from Operations	$245,633,961

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 22,239,817	$ 33,724,767
Net realized gain (loss)	170,469,923	(613,404,281)
Change in net unrealized appreciation (depreciation)	52,924,221	(204,285,394)
Net increase (decrease) in net assets resulting from operations	245,633,961	(783,964,908)

Distributions to Shareholders
From net investment income:
Investor Class	(16,332,181)	(30,419,338)
Institutional Class	(2,596,043)	(7,046,596)
A Class	(2,255,148)	(4,230,042)
B Class	(80)	(381)
C Class	(6,146)	(42,370)
R Class	(19,178)	(16,018)
Decrease in net assets from distributions	(21,208,776)	(41,754,745)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(143,558,603)	(267,965,105)

Net increase (decrease) in net assets	80,866,582	(1,093,684,758)

Net Assets
Beginning of period	1,741,440,665	2,835,125,423
End of period	$1,822,307,247	$ 1,741,440,665

Undistributed net investment income	$689,598	$39,417

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in common stocks. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

19

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

20

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% for the fund. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2010, was 0.69% for the Investor Class, A Class, B Class, C Class and R Class and 0.49% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010, were $1,238,813,300 and $1,386,097,639, respectively.

21

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended June 30, 2010		Year ended June 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	7,172,629	$ 128,083,968	13,834,287	$ 216,287,346
Issued in reinvestment of distributions	704,506	13,055,854	1,486,779	24,209,945
Redeemed	(15,558,934)	(279,380,253)	(21,560,263)	(356,914,934)
	(7,681,799)	(138,240,431)	(6,239,197)	(116,417,643)
Institutional Class/Shares Authorized	90,000,000		90,000,000
Sold	4,013,345	71,922,013	3,577,484	58,678,266
Issued in reinvestment of distributions	132,081	2,451,690	399,943	6,598,298
Redeemed	(3,267,204)	(59,280,380)	(13,301,187)	(204,327,363)
	878,222	15,093,323	(9,323,760)	(139,050,799)
A Class/Shares Authorized	80,000,000		80,000,000
Sold	5,303,375	94,772,509	4,755,754	76,867,990
Issued in reinvestment of distributions	91,586	1,694,836	207,347	3,356,825
Redeemed	(6,419,652)	(118,477,685)	(5,593,868)	(93,689,779)
	(1,024,691)	(22,010,340)	(630,767)	(13,464,964)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	86	1,500	3,023	46,617
Issued in reinvestment of distributions	4	80	25	369
Redeemed	(23)	(429)	(967)	(14,272)
	67	1,151	2,081	32,714
C Class/Shares Authorized	10,000,000		10,000,000
Sold	86,695	1,541,988	83,085	1,300,447
Issued in reinvestment of distributions	317	5,851	2,694	40,500
Redeemed	(98,512)	(1,782,489)	(102,960)	(1,633,457)
	(11,500)	(234,650)	(17,181)	(292,510)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	157,816	2,820,008	90,454	1,365,899
Issued in reinvestment of distributions	1,030	19,178	1,053	16,018
Redeemed	(54,825)	(1,006,842)	(10,815)	(153,820)
	104,021	1,832,344	80,692	1,228,097
Net increase (decrease)	(7,735,680)	$(143,558,603)	(16,128,132)	$(267,965,105)

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,808,194,210	—
Temporary Cash Investments	75,599	$14,400,000	—
Total Value of Investment Securities	$1,808,269,809	$14,400,000	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $(1,921,048) in net realized gain (loss) on futures contract transactions.

23

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2010, the fund did not utilize the program.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$21,208,776	$41,588,499
Long-term capital gains	—	$166,246

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,840,854,939
Gross tax appreciation of investments	$ 142,250,532
Gross tax depreciation of investments	(160,435,662)
Net tax appreciation (depreciation) of investments	$ (18,185,130)
Undistributed ordinary income	$689,598
Accumulated capital losses	$(518,178,591)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(190,964,078) and $(327,214,513) expire in 2017 and 2018, respectively.

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9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2010.

For corporate taxpayers, the fund hereby designates $21,208,776, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2010 as qualified for the corporate dividends received deduction.

25

Financial Highlights

Equity Growth

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$15.32	$21.84	$26.91	$25.64	$23.37	$22.08
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.21	0.27	0.25	0.11	0.22	0.22
Net Realized and
Unrealized Gain (Loss)	1.87	(6.45)	(3.36)	1.55	3.07	1.39
Total From
Investment Operations	2.08	(6.18)	(3.11)	1.66	3.29	1.61
Distributions
From Net
Investment Income	(0.20)	(0.34)	(0.18)	(0.11)	(0.23)	(0.22)
From Net
Realized Gains	—	—	(1.78)	(0.28)	(0.79)	(0.10)
Total Distributions	(0.20)	(0.34)	(1.96)	(0.39)	(1.02)	(0.32)
Net Asset Value,
End of Period	$17.20	$15.32	$21.84	$26.91	$25.64	$23.37

Total Return(3)	13.47%	(28.37)%	(12.12)%	6.52%	14.14%	7.30%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.70%	0.70%	0.67%	0.67%(4)	0.67%	0.67%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.14%	1.66%	1.01%	0.82%(4)	0.92%	0.98%
Portfolio Turnover Rate	64%	107%	105%	52%	102%	106%
Net Assets, End of Period
(in thousands)	$1,371,992	$1,339,582	$2,046,107	$2,675,773	$2,488,267	$1,962,596
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

26

Equity Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$15.33	$21.86	$26.92	$25.65	$23.38	$22.09
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.24	0.31	0.29	0.13	0.27	0.27
Net Realized and
Unrealized Gain (Loss)	1.87	(6.46)	(3.35)	1.55	3.07	1.38
Total From
Investment Operations	2.11	(6.15)	(3.06)	1.68	3.34	1.65
Distributions
From Net
Investment Income	(0.23)	(0.38)	(0.22)	(0.13)	(0.28)	(0.26)
From Net
Realized Gains	—	—	(1.78)	(0.28)	(0.79)	(0.10)
Total Distributions	(0.23)	(0.38)	(2.00)	(0.41)	(1.07)	(0.36)
Net Asset Value,
End of Period	$17.21	$15.33	$21.86	$26.92	$25.65	$23.38

Total Return(3)	13.69%	(28.21)%	(11.95)%	6.61%	14.36%	7.51%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.50%	0.50%	0.47%	0.47%(4)	0.47%	0.47%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.34%	1.86%	1.21%	1.02%(4)	1.12%	1.18%
Portfolio Turnover Rate	64%	107%	105%	52%	102%	106%
Net Assets, End of Period
(in thousands)	$203,860	$168,092	$443,647	$529,324	$472,199	$177,805
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

27

Equity Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(2)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$15.31	$21.81	$26.89	$25.62	$23.35	$22.07
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.16	0.23	0.18	0.07	0.16	0.17
Net Realized and
Unrealized Gain (Loss)	1.87	(6.44)	(3.34)	1.56	3.07	1.37
Total From
Investment Operations	2.03	(6.21)	(3.16)	1.63	3.23	1.54
Distributions
From Net
Investment Income	(0.15)	(0.29)	(0.14)	(0.08)	(0.17)	(0.16)
From Net
Realized Gains	—	—	(1.78)	(0.28)	(0.79)	(0.10)
Total Distributions	(0.15)	(0.29)	(1.92)	(0.36)	(0.96)	(0.26)
Net Asset Value,
End of Period	$17.19	$15.31	$21.81	$26.89	$25.62	$23.35

Total Return(4)	13.20%	(28.54)%	(12.33)%	6.40%	13.86%	6.99%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.95%	0.95%	0.92%	0.92%(5)	0.92%	0.92%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.89%	1.41%	0.76%	0.57%(5)	0.67%	0.73%
Portfolio Turnover Rate	64%	107%	105%	52%	102%	106%
Net Assets, End of Period
(in thousands)	$237,076	$226,830	$336,939	$479,540	$417,950	$265,812
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

28

Equity Growth

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.32	$21.78	$27.09
Income From Investment Operations
Net Investment Income (Loss)(2)	0.03	0.11	—(3)
Net Realized and Unrealized Gain (Loss)	1.87	(6.44)	(3.52)
Total From Investment Operations	1.90	(6.33)	(3.52)
Distributions
From Net Investment Income	(0.02)	(0.13)	(0.01)
From Net Realized Gains	—	—	(1.78)
Total Distributions	(0.02)	(0.13)	(1.79)
Net Asset Value, End of Period	$17.20	$15.32	$21.78

Total Return(4)	12.38%	(29.05)%	(13.55)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.70%	1.70%	1.67%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	0.66%	0.02%(5)
Portfolio Turnover Rate	64%	107%	105%(6)
Net Assets, End of Period (in thousands)	$73	$64	$46
(1) September 28, 2007 (commencement of sale) through June 30, 2008.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

29

Equity Growth

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$15.22	$21.64	$26.76	$25.51	$23.28	$22.03
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.11	—(3)	(0.02)	(0.02)	—(3)
Net Realized and
Unrealized Gain (Loss)	1.85	(6.40)	(3.33)	1.55	3.04	1.37
Total From
Investment Operations	1.88	(6.29)	(3.33)	1.53	3.02	1.37
Distributions
From Net
Investment Income	(0.02)	(0.13)	(0.01)	—	—(3)	(0.02)
From Net
Realized Gains	—	—	(1.78)	(0.28)	(0.79)	(0.10)
Total Distributions	(0.02)	(0.13)	(1.79)	(0.28)	(0.79)	(0.12)
Net Asset Value,
End of Period	$17.08	$15.22	$21.64	$26.76	$25.51	$23.28

Total Return(4)	12.33%	(29.06)%	(13.01)%	5.99%	13.02%	6.23%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.70%	1.70%	1.67%	1.67%(5)	1.67%	1.67%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.14%	0.66%	0.01%	(0.18)%(5)	(0.08)%	(0.02)%
Portfolio Turnover Rate	64%	107%	105%	52%	102%	106%
Net Assets, End of Period
(in thousands)	$5,536	$5,108	$7,634	$12,852	$10,276	$4,536
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

30

Equity Growth

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$15.32	$21.81	$26.91	$25.64	$23.37	$23.27
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.12	0.18	0.13	0.04	0.14	0.08
Net Realized and
Unrealized Gain (Loss)	1.87	(6.43)	(3.36)	1.56	3.03	0.19
Total From
Investment Operations	1.99	(6.25)	(3.23)	1.60	3.17	0.27
Distributions
From Net
Investment Income	(0.11)	(0.24)	(0.09)	(0.05)	(0.11)	(0.07)
From Net
Realized Gains	—	—	(1.78)	(0.28)	(0.79)	(0.10)
Total Distributions	(0.11)	(0.24)	(1.87)	(0.33)	(0.90)	(0.17)
Net Asset Value,
End of Period	$17.20	$15.32	$21.81	$26.91	$25.64	$23.37

Total Return(4)	12.91%	(28.71)%	(12.56)%	6.27%	13.57%	1.15%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.20%	1.20%	1.17%	1.17%(5)	1.17%	1.17%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.64%	1.16%	0.51%	0.32%(5)	0.42%	0.78%(5)
Portfolio Turnover Rate	64%	107%	105%	52%	102%	106%(6)
Net Assets, End of Period
(in thousands)	$3,770	$1,764	$752	$962	$741	$25
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	July 29, 2005 (commencement of sale) through December 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

32

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.):

Frederick L.A. Grauer	For:	4,067,909,978
	Withhold:	174,470,448
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	1,112,772,990
	Against:	14,029,936
	Abstain:	42,420,385
	Broker Non-Vote:	168,266,279

Institutional Class	For:	110,360,918
	Against:	748,877
	Abstain:	261,762
	Broker Non-Vote:	281,262

33

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

34

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

35

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

36

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to February 2007); Executive Vice
(1963)	since 2007	President, ACC (November 2005 to February 2007); Global Chief Operating
Officer and Managing Director, Morgan Stanley (March 2000 to November
2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive
Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Barry Fink	Executive Vice	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreeement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

38

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

39

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

40

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

41

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to

42

the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.
Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

45

Notes

46

Notes

47

Notes

48

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69050

Annual Report
June 30, 2010

American Century Investments®

Income & Growth Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Income & Growth

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Five Largest Overweights	8
Five Largest Underweights.	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	32

Other Information

Proxy Voting Results	33
Management	34
Board Approval of Management Agreements	38
Additional Information	44
Index Definitions	45

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Stocks Rallied as Economy Improved

U.S. stocks posted double-digit gains for the 12 months ended June 30, 2010, thanks largely to improving economic conditions and unexpectedly strong corporate earnings. As the period began, the U.S. economy was starting to show early signs of recovery following a sharp downturn in late 2008 and early 2009. Led by improving results in manufacturing activity, housing, and consumer spending, the economy posted positive growth in the third and fourth quarters of 2009 after four consecutive quarters of declining output. By the first quarter of 2010, jobs data turned positive, providing further evidence of a burgeoning economic recovery.

In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins. Rising demand for delayed big-ticket purchases, such as cars and appliances, also contributed to stronger earnings. As a result, stocks rose steadily for much of the period, with the major equity indices advancing by more than 30% from the beginning of the period through April 30, 2010.

Growing Uncertainty Led to Late Decline

Market conditions changed abruptly in the last two months of the period as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. With these headwinds, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

Although stocks gave back a notable portion of their gains late in the period, the broad market indices returned approximately 15% overall for the 12 months. Mid- and small-cap stocks posted the best returns (see the table below), outpacing large-cap shares, while value stocks outperformed growth-oriented issues across all market capitalizations.

U.S. Stock Index Returns
For the 12 months ended June 30, 2010
Russell 1000 Index (Large-Cap)	15.24%	Russell 2000 Index (Small-Cap)	21.48%
Russell 1000 Value Index	16.92%	Russell 2000 Value Index	25.07%
Russell 1000 Growth Index	13.62%	Russell 2000 Growth Index	17.96%
Russell Midcap Index	25.13%
Russell Midcap Value Index	28.91%
Russell Midcap Growth Index	21.30%

3

Performance

Income & Growth

Total Returns as of June 30, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	BIGRX	11.99%	-2.53%	-1.19%	8.53%	12/17/90
S&P 500 Index	—	14.43%	-0.79%	-1.59%	8.22%(1)	—
Institutional Class	AMGIX	12.20%	-2.34%	-0.99%	2.27%	1/28/98
A Class(2)	AMADX					12/15/97
No sales charge*		11.72%	-2.77%	-1.44%	1.89%
With sales charge*		5.29%	-3.91%	-2.02%	1.41%
B Class	AIGBX					9/28/07
No sales charge*		10.88%	—	—	-13.95%
With sales charge*		6.88%	—	—	-15.38%
C Class	ACGCX	10.85%	-3.50%	—	-1.02%	6/28/01
R Class	AICRX	11.38%	-3.02%	—	1.24%	8/29/03
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Since 12/31/90, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Income & Growth

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.70%	0.50%	0.95%	1.70%	1.70%	1.20%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Income & Growth

Portfolio Managers: Kurt Borgwardt and Zili Zhang

On March 31, 2010, Income & Growth portfolio manager John Schniedwind, who was also chief investment officer for quantitative equity, retired from American Century Investments after 27 years with the firm. Kurt Borgwardt and Zili Zhang remain as portfolio managers for Income & Growth.

Performance Summary

Income & Growth returned 11.99%* for the 12 months ended June 30, 2010, compared with the 14.43% return of its benchmark, the S&P 500 Index.

The double-digit gain for Income & Growth and the S&P 500 reflected the broad advance in the U.S. equity market. However, Income & Growth lagged the S&P 500 for the 12-month period. The fund’s tilt toward value contributed favorably to performance during the period as value-oriented stocks outperformed, but stock selection was the key factor behind the underperformance, detracting in seven of ten market sectors.

Financials and Energy Detracted

Stock selection in the financials and energy sectors had the biggest negative impact on performance versus the S&P 500. An underweight position in consumer finance companies and stock choices among diversified financial services firms did the most damage in the financials sector. The most significant missed opportunities included credit card companies American Express and Capital One Financial, both of which rallied as credit conditions improved and consumer spending picked up.

In the energy sector, underperformance resulted from an overweight position in oil and gas producers and security selection among energy services and equipment providers. The fund’s largest holding, oil and gas giant Exxon Mobil, detracted the most in the energy sector. Narrowing profit margins in Exxon Mobil’s refining operations led to the overall decline in the stock. Worsening refining margins also resulted in declines for oil and gas producer Murphy Oil and oil refiner Valero Energy.

Utilities and Health Care Also Lagged

The fund’s utilities and health care holdings were also noteworthy contributors to its overall underperformance of the S&P 500. Stock selection among electric utilities was responsible for virtually all of the underperformance in the utilities sector. NextEra Energy, a Florida-based electric utility formerly known as FPL Group, was the main culprit. NextEra faced a rate setback in Florida as the state allowed a substantially smaller rate increase than the company requested, contributing to a decline in earnings. Another significant detractor was electric and gas utility Public Services Enterprise Group, which operates primarily in the mid-Atlantic region. Declining demand for power weighed on the company’s profits during the period.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Income & Growth

Underperformance in the health care sector was driven by health care providers and pharmaceutical firms. Medical supplier Becton, Dickinson & Co. was a major detractor, tumbling as hospital budget cuts took a bite out of the company’s revenue stream. Concerns about the impact of the federal government’s health care reform legislation hurt a number of health care stocks, most notably health services provider Coventry Health Care.

Consumer Staples and Technology Outperformed

Income & Growth’s holdings in the consumer staples sector contributed positively to relative results. Stock selection among beverage makers and tobacco companies contributed the bulk of the outperformance in this sector. Tobacco firm Reynolds American was the big winner, advancing as increasing demand for smokeless tobacco products provided a boost to the company’s revenues and profits. Among beverage makers, Dr Pepper Snapple Group got a lift from improving juice sales, while Coca-Cola Enterprises rallied after agreeing to sell its North American bottling unit to Coca-Cola.

One element of the overall success in individual stock selection is avoiding the worst performers in a particular sector or industry, and that aspect played an important role over the last 12 months. The outperformance in both the information technology and materials sectors of the portfolio was driven primarily by avoiding or minimizing exposure to a significant underperformer. In the technology sector, the portfolio held an underweight position in wireless technology firm QUALCOMM, which slumped after lowering earnings guidance several times during the period. Avoiding agricultural products maker Monsanto was the key in the materials sector; the company faced intense price competition in its Roundup herbicide business and tepid demand for its new enhanced seed products.

Other notable winners in the portfolio during the 12-month period included coal producer Alpha Natural Resources and hotel operator Wyndham Worldwide. Both stocks were beneficiaries of the improving economic environment—Alpha Natural Resources saw increased demand for metallurgical coal used in steelmaking, while Wyndham enjoyed an increase in hotel room occupancy.

A Look Ahead

The market environment has grown increasingly choppy in recent months, reflecting greater uncertainty about the resilience of the economic recovery. Although most businesses weathered the 2008 recession relatively well, stubbornly high unemployment suggests that the corporate sector is not yet confident enough in the strength of the recovery to expand payrolls. This economic uncertainty—and the stock market volatility that often accompanies it—is likely to continue as we move into the second half of 2010.

The quantitative investment process we use to manage Income & Growth has a framework that is objective, disciplined, and systematic—in other words, it avoids getting caught up in the fads and emotions that can drive short-term market movements. We believe this approach will produce superior relative performance over the long term.

7

Income & Growth

Top Ten Holdings
		% of net assets as of 6/30/10
Exxon Mobil Corp.		3.5%
International Business Machines Corp.		2.6%
Johnson & Johnson		2.6%
Chevron Corp.		2.2%
JPMorgan Chase & Co.		2.1%
AT&T, Inc.		2.0%
Bank of America Corp.		1.9%
Intel Corp.		1.9%
Procter & Gamble Co. (The)		1.9%
Microsoft Corp.		1.9%

Five Largest Overweights as of June 30, 2010
	% of net assets	% of S&P 500 Index
Eli Lilly & Co.	1.39%	0.36%
Amgen, Inc.	1.46%	0.54%
Constellation Energy Group, Inc.	0.99%	0.07%
Occidental Petroleum Corp.	1.57%	0.67%
Prudential Financial, Inc.	1.16%	0.27%

Five Largest Underweights as of June 30, 2010
	% of net assets	% of S&P 500 Index
Berkshire Hathaway, Inc., Class B	0.36%	1.42%
Merck & Co., Inc.	0.11%	1.17%
PepsiCo, Inc.	0.04%	1.05%
Coca-Cola Co. (The)	0.23%	1.24%
Apple, Inc.	1.64%	2.46%

Types of Investments in Portfolio
		% of net assets as of 6/30/10
Common Stocks		99.4%
Temporary Cash Investments		0.6%
Other Assets and Liabilities		—*
*Category is less than 0.05% of total net assets.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$937.30	$3.36	0.70%
Institutional Class	$1,000	$937.70	$2.40	0.50%
A Class	$1,000	$936.20	$4.56	0.95%
B Class	$1,000	$932.70	$8.15	1.70%
C Class	$1,000	$932.50	$8.15	1.70%
R Class	$1,000	$934.70	$5.76	1.20%
Hypothetical
Investor Class	$1,000	$1,021.32	$3.51	0.70%
Institutional Class	$1,000	$1,022.32	$2.51	0.50%
A Class	$1,000	$1,020.08	$4.76	0.95%
B Class	$1,000	$1,016.36	$8.50	1.70%
C Class	$1,000	$1,016.36	$8.50	1.70%
R Class	$1,000	$1,018.84	$6.01	1.20%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

Income & Growth

JUNE 30, 2010
	Shares	Value		Shares	Value
Common Stocks — 99.4%			Investment Technology
			Group, Inc.(1)	21,619	$ 347,201
AEROSPACE & DEFENSE — 1.6%			Legg Mason, Inc.	278,133	7,796,068
Cubic Corp.	18,894	$ 687,364			29,315,847
General Dynamics Corp.	14,257	834,890	CHEMICALS — 2.4%
Honeywell International, Inc.	85,420	3,333,943	Ashland, Inc.	285,256	13,241,584
Lockheed Martin Corp.	16,189	1,206,080	Cytec Industries, Inc.	15,352	613,926
Northrop Grumman Corp.	288,094	15,683,837	E.I. du Pont de
Raytheon Co.	74,317	3,596,200	Nemours & Co.	406,041	14,044,958
		25,342,314	Huntsman Corp.	103,066	893,582
AIR FREIGHT & LOGISTICS — 0.4%			Lubrizol Corp.	9,538	765,997
FedEx Corp.	35,005	2,454,201	Minerals Technologies, Inc.	24,895	1,183,508
United Parcel Service, Inc.,			OM Group, Inc.(1)	144,624	3,450,729
Class B	75,023	4,268,058	Valspar Corp.	82,159	2,474,629
		6,722,259			36,668,913
AUTO COMPONENTS — 0.2%			COMMERCIAL BANKS — 3.1%
Goodyear Tire & Rubber Co.
(The)(1)	32,414	322,195	BB&T Corp.	33,892	891,699
TRW Automotive			Canadian Imperial
Holdings Corp.(1)	120,245	3,315,155	Bank of Commerce	1,901	118,299
		3,637,350	CapitalSource, Inc.	343,915	1,637,036
AUTOMOBILES — 0.2%			Cullen/Frost Bankers, Inc.	9,960	511,944
Ford Motor Co.(1)	370,914	3,738,813	Fifth Third Bancorp.	189,722	2,331,683
			First Horizon National Corp.(1)	621	7,116
BEVERAGES — 1.4%
Coca-Cola Co. (The)	69,773	3,497,023	PNC Financial Services
			Group, Inc.	18,676	1,055,194
Coca-Cola Enterprises, Inc.	131,962	3,412,537	Regions Financial Corp.	98,958	651,144
Dr Pepper Snapple
Group, Inc.	370,330	13,846,639	SunTrust Banks, Inc.	19,797	461,270
PepsiCo, Inc.	9,396	572,686	Toronto-Dominion Bank (The)	183,818	11,931,626
		21,328,885	U.S. Bancorp.	520,535	11,633,957
BIOTECHNOLOGY — 2.4%			Wells Fargo & Co.	591,699	15,147,494
Amgen, Inc.(1)	430,061	22,621,209	Westamerica Bancorp.	20,565	1,080,074
Biogen Idec, Inc.(1)	44,014	2,088,464			47,458,536
			COMMERCIAL SERVICES & SUPPLIES — 0.8%
Cephalon, Inc.(1)	154,810	8,785,467
			R.R. Donnelley & Sons Co.	575,118	9,414,681
Cubist Pharmaceuticals,
Inc.(1)	110,285	2,271,871	Republic Services, Inc.	73,371	2,181,320
Talecris Biotherapeutics					11,596,001
Holdings Corp.(1)	84,836	1,790,040	COMMUNICATIONS EQUIPMENT — 0.9%
		37,557,051	Arris Group, Inc.(1)	208,979	2,129,496
CAPITAL MARKETS — 1.9%			Cisco Systems, Inc.(1)	411,963	8,778,931
Apollo Investment Corp.	424,399	3,959,643	CommScope, Inc.(1)	79,254	1,883,868
Bank of New York Mellon			Motorola, Inc.(1)	94,279	614,699
Corp. (The)	213,312	5,266,673			13,406,994
BlackRock, Inc.	11,182	1,603,499	COMPUTERS & PERIPHERALS — 5.5%
Goldman Sachs			Apple, Inc.(1)	100,931	25,387,174
Group, Inc. (The)	78,790	10,342,763
			EMC Corp.(1)	238,987	4,373,462

11

Income & Growth

	Shares	Value		Shares	Value
Hewlett-Packard Co.	556,575	$ 24,088,566	ELECTRONIC EQUIPMENT, INSTRUMENTS &
SanDisk Corp.(1)	180,369	7,588,124	COMPONENTS — 0.9%
Seagate Technology(1)	761,694	9,932,490	Anixter International, Inc.(1)	50,650	$ 2,157,690
Synaptics, Inc.(1)	29,463	810,232	Celestica, Inc.(1)	1,059,000	8,535,540
Western Digital Corp.(1)	408,579	12,322,743	Tech Data Corp.(1)	95,402	3,398,219
		84,502,791	Tyco Electronics Ltd.	12,799	324,839
CONSTRUCTION & ENGINEERING — 1.3%					14,416,288
EMCOR Group, Inc.(1)	546,150	12,654,296	ENERGY EQUIPMENT & SERVICES — 0.6%
Shaw Group, Inc. (The)(1)	195,911	6,704,074	Complete Production
			Services, Inc.(1)	157,477	2,251,921
		19,358,370	National Oilwell Varco, Inc.	86,872	2,872,857
CONSUMER FINANCE — 0.7%			Transocean Ltd.(1)	105,145	4,871,368
American Express Co.	165,354	6,564,554			9,996,146
AmeriCredit Corp.(1)	227,929	4,152,866
			FOOD & STAPLES RETAILING — 1.0%
Cash America
International, Inc.	12,091	414,359	SUPERVALU, INC.	39,603	429,297
		11,131,779	Wal-Mart Stores, Inc.	325,949	15,668,368
CONTAINERS & PACKAGING — 0.1%					16,097,665
Graphic Packaging			FOOD PRODUCTS — 3.7%
Holding Co.(1)	517,408	1,629,835	ConAgra Foods, Inc.	12,828	299,149
DIVERSIFIED CONSUMER SERVICES — 0.1%			Corn Products
Apollo Group, Inc., Class A(1)	6,304	267,731	International, Inc.	50,034	1,516,030
			Del Monte Foods Co.	888,739	12,788,954
Corinthian Colleges, Inc.(1)	58,665	577,850
			Dole Food Co., Inc.(1)	186,566	1,945,883
		845,581
			Fresh Del Monte
DIVERSIFIED FINANCIAL SERVICES — 4.4%			Produce, Inc.(1)	9,800	198,352
Bank of America Corp.	2,089,773	30,030,038	General Mills, Inc.	281,152	9,986,519
Citigroup, Inc.(1)	1,227,817	4,616,592	Hershey Co. (The)	63,523	3,044,658
CME Group, Inc.	3,945	1,110,715	Kraft Foods, Inc., Class A	190,803	5,342,484
JPMorgan Chase & Co.	907,297	33,216,143	Sara Lee Corp.	792,322	11,171,740
		68,973,488	Tyson Foods, Inc., Class A	669,573	10,974,302
DIVERSIFIED TELECOMMUNICATION					57,268,071
SERVICES — 3.9%
			GAS UTILITIES — 0.2%
AT&T, Inc.	1,313,075	31,763,284
			Nicor, Inc.	78,706	3,187,593
Qwest Communications
International, Inc.	850,786	4,466,627	HEALTH CARE EQUIPMENT & SUPPLIES — 1.6%
Verizon Communications, Inc.	878,598	24,618,316	Becton, Dickinson & Co.	207,060	14,001,397
		60,848,227	Hill-Rom Holdings, Inc.	161,332	4,909,333
ELECTRIC UTILITIES — 1.0%			Medtronic, Inc.	157,684	5,719,199
Entergy Corp.	26,891	1,925,934			24,629,929
Exelon Corp.	123,521	4,690,092	HEALTH CARE PROVIDERS & SERVICES — 1.8%
NextEra Energy, Inc.	159,679	7,785,948	Cardinal Health, Inc.	24,264	815,513
PPL Corp.	20,315	506,859	Centene Corp.(1)	76,392	1,642,428
		14,908,833	Coventry Health Care, Inc.(1)	288,745	5,105,012
ELECTRICAL EQUIPMENT — 0.4%			Humana, Inc.(1)	193,713	8,846,873
Brady Corp., Class A	17,171	427,901	WellPoint, Inc.(1)	240,122	11,749,169
Emerson Electric Co.	124,883	5,456,138			28,158,995
General Cable Corp.(1)	26,709	711,795
		6,595,834

12

Income & Growth

	Shares	Value		Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.2%			Sun Life Financial, Inc.	121,411	$ 3,194,323
McDonald’s Corp.	219,281	$ 14,444,039	Transatlantic Holdings, Inc.	12,693	608,756
Starbucks Corp.	114,380	2,779,434			76,460,620
Wyndham Worldwide Corp.	47,105	948,695	INTERNET SOFTWARE & SERVICES — 1.1%
		18,172,168	AOL, Inc.(1)	145,038	3,015,340
HOUSEHOLD DURABLES — 0.7%			EarthLink, Inc.	269,339	2,143,938
American Greetings Corp.,			Google, Inc., Class A(1)	26,741	11,898,408
Class A	115,405	2,164,998			17,057,686
Blyth, Inc.	6,772	230,722	IT SERVICES — 4.7%
Garmin Ltd.	35,688	1,041,376	Accenture plc, Class A	291,165	11,253,527
Whirlpool Corp.	83,134	7,300,828	Acxiom Corp.(1)	59,328	871,528
		10,737,924	Automatic Data
HOUSEHOLD PRODUCTS — 2.9%			Processing, Inc.	244,259	9,833,868
Kimberly-Clark Corp.	270,276	16,386,834	Computer Sciences Corp.	169,188	7,655,757
Procter & Gamble Co. (The)	488,828	29,319,903	Convergys Corp.(1)	352,628	3,459,281
		45,706,737	International Business
INDEPENDENT POWER PRODUCERS &			Machines Corp.	323,771	39,979,243
ENERGY TRADERS — 1.0%					73,053,204
Constellation Energy			LEISURE EQUIPMENT & PRODUCTS — 0.1%
Group, Inc.	474,501	15,302,657
			Eastman Kodak Co.(1)	300,000	1,302,000
INDUSTRIAL CONGLOMERATES — 1.7%
			MACHINERY — 2.6%
3M Co.	58,470	4,618,545
			Briggs & Stratton Corp.	92,215	1,569,499
Carlisle Cos., Inc.	167,803	6,062,723
			Caterpillar, Inc.	137,860	8,281,250
General Electric Co.	1,063,155	15,330,695
			Cummins, Inc.	32,088	2,089,892
		26,011,963
			Eaton Corp.	129,480	8,473,171
INSURANCE — 4.9%
			Mueller Industries, Inc.	41,959	1,032,191
ACE Ltd.	219,975	11,324,313
			Oshkosh Corp.(1)	287,975	8,973,301
Allied World Assurance Co.
Holdings Ltd.	14,978	679,702	Parker-Hannifin Corp.	104,720	5,807,771
Allstate Corp. (The)	20,801	597,613	Timken Co.	154,735	4,021,563
American Financial					40,248,638
Group, Inc.	367,064	10,028,189	MEDIA — 2.6%
Arch Capital Group Ltd.(1)	21,529	1,603,911	Comcast Corp., Class A	687,678	11,944,967
Aspen Insurance			Gannett Co., Inc.	430,480	5,794,261
Holdings Ltd.	270,876	6,701,472	Scholastic Corp.	73,638	1,776,149
Berkshire Hathaway, Inc.,			Time Warner, Inc.	591,453	17,098,906
Class B(1)	69,215	5,515,743
			Walt Disney Co. (The)	106,305	3,348,607
Endurance Specialty					39,962,890
Holdings Ltd.	46,672	1,751,600
Hartford Financial Services			METALS & MINING — 1.2%
Group, Inc. (The)	25,141	556,370	Freeport-McMoRan
Horace Mann Educators Corp.	49,536	757,901	Copper & Gold, Inc.	201,767	11,930,482
			Kinross Gold Corp.
Loews Corp.	17,453	581,359	New York Shares	20,089	343,321
MetLife, Inc.	17,570	663,443	Reliance Steel &
Principal Financial Group, Inc.	533,274	12,499,943	Aluminum Co.	114,199	4,128,294
Protective Life Corp.	35,140	751,645	Worthington Industries, Inc.	150,401	1,934,157
Prudential Financial, Inc.	336,156	18,038,131			18,336,254
Reinsurance Group of
America, Inc.	13,262	606,206

13

Income & Growth

	Shares	Value		Shares	Value
MULTILINE RETAIL — 0.6%			Simon Property Group, Inc.	52,532	$ 4,241,959
Big Lots, Inc.(1)	57,276	$ 1,837,987	Vornado Realty Trust	2,286	166,764
Dillard’s, Inc., Class A	132,338	2,845,267			9,615,170
Dollar Tree, Inc.(1)	35,490	1,477,449	ROAD & RAIL — 0.5%
Family Dollar Stores, Inc.	73,158	2,757,325	CSX Corp.	144,809	7,186,871
Macy’s, Inc.	19,684	352,343	SEMICONDUCTORS & SEMICONDUCTOR
		9,270,371	EQUIPMENT — 3.5%
MULTI-UTILITIES — 1.5%			Broadcom Corp., Class A	36,693	1,209,768
DTE Energy Co.	198,325	9,045,603	Integrated Device
			Technology, Inc.(1)	90,094	445,965
Integrys Energy Group, Inc.	288,654	12,625,726	Intel Corp.	1,517,689	29,519,051
NiSource, Inc.	96,208	1,395,016
			LSI Corp.(1)	975,817	4,488,758
		23,066,345
			Maxim Integrated
OFFICE ELECTRONICS — 0.1%			Products, Inc.	100,205	1,676,430
Xerox Corp.	249,606	2,006,832	Micron Technology, Inc.(1)	857,185	7,277,501
OIL, GAS & CONSUMABLE FUELS — 9.8%			RF Micro Devices, Inc.(1)	528,066	2,064,738
Chevron Corp.	508,092	34,479,123	Texas Instruments, Inc.	357,269	8,317,222
ConocoPhillips	462,073	22,683,164			54,999,433
Exxon Mobil Corp.	956,154	54,567,709	SOFTWARE — 3.3%
Hess Corp.	66,335	3,339,304	ACI Worldwide, Inc.(1)	71,320	1,388,600
Murphy Oil Corp.	228,340	11,314,247	Fair Isaac Corp.	28,819	627,966
Occidental Petroleum Corp.	316,255	24,399,073
			Mentor Graphics Corp.(1)	14,780	130,803
Williams Cos., Inc. (The)	80,847	1,477,883
		152,260,503	Microsoft Corp.	1,263,770	29,079,348
PAPER & FOREST PRODUCTS — 0.3%			Oracle Corp.	475,635	10,207,127
			Symantec Corp.(1)	443,302	6,153,032
Domtar Corp.	27,136	1,333,734
			Synopsys, Inc.(1)	147,343	3,075,048
International Paper Co.	127,320	2,881,252
		4,214,986			50,661,924
PERSONAL PRODUCTS — 0.4%			SPECIALTY RETAIL — 2.5%
			AnnTaylor Stores Corp.(1)	37,379	608,156
Estee Lauder Cos., Inc.
(The), Class A	114,501	6,381,141	Barnes & Noble, Inc.	118,395	1,527,296
PHARMACEUTICALS — 7.4%			Gap, Inc. (The)	719,218	13,995,982
Bristol-Myers Squibb Co.	837,285	20,881,888	Home Depot, Inc. (The)	60,702	1,703,905
Eli Lilly & Co.	645,784	21,633,764	OfficeMax, Inc.(1)	41,307	539,470
Endo Pharmaceuticals			Rent-A-Center, Inc.(1)	376,024	7,618,246
Holdings, Inc.(1)	108,069	2,358,066	Ross Stores, Inc.	161,050	8,582,355
Forest Laboratories, Inc.(1)	74,383	2,040,326	Williams-Sonoma, Inc.	179,204	4,447,843
Johnson & Johnson	671,459	39,656,368			39,023,253
King Pharmaceuticals, Inc.(1)	182,226	1,383,095	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Merck & Co., Inc.	49,899	1,744,968	Jones Apparel Group, Inc.	381,342	6,044,271
Pfizer, Inc.	1,780,318	25,387,335	Timberland Co. (The),
		115,085,810	Class A(1)	59,750	964,962
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%					7,009,233
CBL & Associates			THRIFTS & MORTGAGE FINANCE(2)
Properties, Inc.	60,412	751,525	Ocwen Financial Corp.(1)	63,966	651,814
Duke Realty Corp.	53,737	609,915
Public Storage	43,738	3,845,007

14

Income & Growth

	Shares	Value	Notes to Schedule of Investments
TOBACCO — 1.1%			(1) Non-income producing.
Philip Morris International, Inc.	86,700	$ 3,974,328	(2) Category is less than 0.05% of total net assets.
Reynolds American, Inc.	239,831	12,499,992
		16,474,320	Industry classifications are unaudited.
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Sprint Nextel Corp.(1)	527,415	2,236,240	See Notes to Financial Statements.
TOTAL COMMON STOCKS
(Cost $1,457,898,555)		1,541,819,375
Temporary Cash Investments — 0.6%
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.125%, 6/30/11,
valued at $9,689,369), in a joint trading
account at 0.01%, dated 6/30/10, due
7/1/10 (Delivery value $9,500,003)
(Cost $9,500,000)		9,500,000
TOTAL INVESTMENT
SECURITIES — 100.0%
(Cost $1,467,398,555)		1,551,319,375
OTHER ASSETS AND LIABILITIES(2)		312,923
TOTAL NET ASSETS — 100.0%		$1,551,632,298

15

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $1,467,398,555)	$1,551,319,375
Receivable for capital shares sold	651,893
Dividends and interest receivable	1,995,010
1,553,966,278

Liabilities
Disbursements in excess of demand deposit cash	15,858
Payable for capital shares redeemed	1,388,257
Accrued management fees	901,063
Service fees (and distribution fees — A Class and R Class) payable	28,153
Distribution fees payable	649
2,333,980

Net Assets	$1,551,632,298

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,075,310,930
Undistributed net investment income	197,010
Accumulated net realized loss on investment transactions	(607,796,462)
Net unrealized appreciation on investments	83,920,820
$1,551,632,298

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,227,234,131	61,734,581	$19.88
Institutional Class, $0.01 Par Value	$197,196,134	9,912,192	$19.89
A Class, $0.01 Par Value	$125,980,707	6,343,298	$19.86*
B Class, $0.01 Par Value	$79,293	3,989	$19.88
C Class, $0.01 Par Value	$863,188	43,519	$19.83
R Class, $0.01 Par Value	$278,845	14,030	$19.87
*Maximum offering price $21.07 (net asset value divided by 0.9425)

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $94,181)	$ 40,921,634
Interest	5,750
40,927,384

Expenses:
Management fees	11,889,041
Distribution fees:
B Class	474
C Class	7,412
Service fees:
B Class	158
C Class	2,471
Distribution and service fees:
A Class	408,203
R Class	1,361
Directors’ fees and expenses	54,434
Other expenses	36,571
12,400,125

Net investment income (loss)	28,527,259

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	14,811,390
Futures contract transactions	(4,099,355)
10,712,035

Change in net unrealized appreciation (depreciation) on:
Investments	182,994,830
Futures contracts	23,348
183,018,178

Net realized and unrealized gain (loss)	193,730,213

Net Increase (Decrease) in Net Assets Resulting from Operations	$222,257,472

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 28,527,259	$ 47,491,719
Net realized gain (loss)	10,712,035	(520,045,136)
Change in net unrealized appreciation (depreciation)	183,018,178	(303,701,665)
Net increase (decrease) in net assets resulting from operations	222,257,472	(776,255,082)

Distributions to Shareholders
From net investment income:
Investor Class	(21,903,250)	(39,834,928)
Institutional Class	(4,223,655)	(11,724,274)
A Class	(2,164,134)	(5,403,315)
B Class	(366)	(621)
C Class	(5,588)	(12,291)
R Class	(3,006)	(5,646)
Decrease in net assets from distributions	(28,299,999)	(56,981,075)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(375,460,278)	(413,872,612)

Net increase (decrease) in net assets	(181,502,805)	(1,247,108,769)

Net Assets
Beginning of period	1,733,135,103	2,980,243,872
End of period	$1,551,632,298	$ 1,733,135,103

Undistributed net investment income	$197,010	—

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

19

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

20

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2010 was 0.69% for the Investor Class, A Class, B Class, C Class and R Class and 0.49% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010, were $792,208,969 and $1,171,596,664, respectively.

21

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended June 30, 2010		Year ended June 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	330,000,000		330,000,000
Sold	3,838,034	$ 80,528,593	5,725,804	$ 107,573,044
Issued in reinvestment of distributions	961,765	20,629,225	1,984,000	37,745,971
Redeemed	(14,141,738)	(297,312,816)	(18,713,803)	(361,624,767)
	(9,341,939)	(196,154,998)	(11,003,999)	(216,305,752)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	1,668,153	34,474,492	6,516,634	118,653,148
Issued in reinvestment of distributions	180,995	3,883,796	590,268	11,276,375
Redeemed	(6,810,928)	(140,103,046)	(13,481,166)	(242,902,227)
	(4,961,780)	(101,744,758)	(6,374,264)	(112,972,704)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	755,867	15,695,842	1,352,467	25,563,806
Issued in reinvestment of distributions	99,020	2,113,901	277,285	5,289,524
Redeemed	(4,634,554)	(95,453,320)	(5,806,277)	(115,164,742)
	(3,779,667)	(77,643,577)	(4,176,525)	(84,311,412)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	1,290	28,694	1,356	21,381
Issued in reinvestment of distributions	17	366	36	621
	1,307	29,060	1,392	22,002
C Class/Shares Authorized	10,000,000		10,000,000
Sold	18,337	389,368	22,067	398,750
Issued in reinvestment of distributions	199	4,252	560	10,076
Redeemed	(20,349)	(427,245)	(23,968)	(472,772)
	(1,813)	(33,625)	(1,341)	(63,946)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	9,468	187,989	6,597	133,954
Issued in reinvestment of distributions	107	2,307	189	3,523
Redeemed	(5,297)	(102,676)	(18,621)	(378,277)
	4,278	87,620	(11,835)	(240,800)
Net increase (decrease)	(18,079,614)	$(375,460,278)	(21,566,572)	$(413,872,612)

22

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,541,819,375	—	—
Temporary Cash Investments	—	$9,500,000	—
Total Value of Investment Securities	$1,541,819,375	$9,500,000	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $(4,099,355) in net realized gain (loss) on futures contract transactions and $23,348 in change in net unrealized appreciation (depreciation) on futures contracts.

23

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2010, the fund did not utilize the program.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$28,299,999	$56,981,075
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,498,563,098
Gross tax appreciation of investments	$ 201,569,674
Gross tax depreciation of investments	(148,813,397)
Net tax appreciation (depreciation) of investments	$ 52,756,277
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$ 52,756,277
Undistributed ordinary income	$197,010
Accumulated capital losses	$(576,631,919)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(221,057,667) and $(355,574,252) expire in 2017 and 2018, respectively.

24

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2010.

For corporate taxpayers, the fund hereby designates $28,299,999, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2010 as qualified for the corporate dividends received deduction.

25

Financial Highlights

Income & Growth

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$18.03	$25.32	$35.04	$33.29	$30.33	$30.67
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.33	0.44	0.47	0.23	0.57	0.57
Net Realized and
Unrealized Gain (Loss)	1.85	(7.20)	(6.54)	2.27	4.54	0.90
Total From
Investment Operations	2.18	(6.76)	(6.07)	2.50	5.11	1.47
Distributions
From Net
Investment Income	(0.33)	(0.53)	(0.36)	(0.22)	(0.59)	(0.59)
From Net
Realized Gains	—	—	(3.29)	(0.53)	(1.56)	(1.22)
Total Distributions	(0.33)	(0.53)	(3.65)	(0.75)	(2.15)	(1.81)
Net Asset Value,
End of Period	$19.88	$18.03	$25.32	$35.04	$33.29	$30.33

Total Return(3)	11.99%	(26.76)%	(18.48)%	7.67%	17.17%	4.79%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.70%	0.70%	0.68%	0.67%(4)	0.67%	0.67%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.58%	2.27%	1.53%	1.37%(4)	1.81%	1.86%
Portfolio Turnover Rate	45%	49%	57%	27%	63%	70%
Net Assets, End of Period
(in thousands)	$1,227,234	$1,281,418	$2,078,333	$3,463,508	$3,578,273	$3,616,640
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

26

Income & Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$18.04	$25.35	$35.06	$33.31	$30.34	$30.68
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.38	0.48	0.52	0.26	0.64	0.64
Net Realized and
Unrealized Gain (Loss)	1.85	(7.21)	(6.53)	2.28	4.54	0.89
Total From
Investment Operations	2.23	(6.73)	(6.01)	2.54	5.18	1.53
Distributions
From Net
Investment Income	(0.38)	(0.58)	(0.41)	(0.26)	(0.65)	(0.65)
From Net
Realized Gains	—	—	(3.29)	(0.53)	(1.56)	(1.22)
Total Distributions	(0.38)	(0.58)	(3.70)	(0.79)	(2.21)	(1.87)
Net Asset Value,
End of Period	$19.89	$18.04	$25.35	$35.06	$33.31	$30.34

Total Return(3)	12.20%	(26.63)%	(18.32)%	7.80%	17.40%	5.00%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.50%	0.50%	0.48%	0.47%(4)	0.47%	0.47%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.78%	2.47%	1.73%	1.57%(4)	2.01%	2.06%
Portfolio Turnover Rate	45%	49%	57%	27%	63%	70%
Net Assets, End of Period
(in thousands)	$197,196	$268,346	$538,656	$442,367	$487,888	$477,395
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

27

Income & Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(2)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$18.01	$25.28	$35.01	$33.27	$30.31	$30.65
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.28	0.40	0.39	0.19	0.49	0.49
Net Realized and
Unrealized Gain (Loss)	1.85	(7.20)	(6.53)	2.27	4.54	0.90
Total From
Investment Operations	2.13	(6.80)	(6.14)	2.46	5.03	1.39
Distributions
From Net
Investment Income	(0.28)	(0.47)	(0.30)	(0.19)	(0.51)	(0.51)
From Net
Realized Gains	—	—	(3.29)	(0.53)	(1.56)	(1.22)
Total Distributions	(0.28)	(0.47)	(3.59)	(0.72)	(2.07)	(1.73)
Net Asset Value,
End of Period	$19.86	$18.01	$25.28	$35.01	$33.27	$30.31

Total Return(4)	11.72%	(26.95)%	(18.68)%	7.55%	16.86%	4.53%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.95%	0.95%	0.93%	0.92%(5)	0.92%	0.92%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.33%	2.02%	1.28%	1.12%(5)	1.56%	1.61%
Portfolio Turnover Rate	45%	49%	57%	27%	63%	70%
Net Assets, End of Period
(in thousands)	$125,981	$182,331	$361,500	$718,533	$700,335	$690,379
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

28

Income & Growth

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$18.03	$25.26	$34.36
Income From Investment Operations
Net Investment Income (Loss)(2)	0.12	0.24	0.12
Net Realized and Unrealized Gain (Loss)	1.85	(7.19)	(5.84)
Total From Investment Operations	1.97	(6.95)	(5.72)
Distributions
From Net Investment Income	(0.12)	(0.28)	(0.09)
From Net Realized Gains	—	—	(3.29)
Total Distributions	(0.12)	(0.28)	(3.38)
Net Asset Value, End of Period	$19.88	$18.03	$25.26

Total Return(3)	10.88%	(27.49)%	(17.78)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.70%	1.70%	1.68%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%	1.27%	0.58%(4)
Portfolio Turnover Rate	45%	49%	57%(5)
Net Assets, End of Period (in thousands)	$79	$48	$33
(1) September 28, 2007 (commencement of sale) through June 30, 2008.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2008.

See Notes to Financial Statements.

29

Income & Growth

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$17.99	$25.20	$34.98	$33.25	$30.29	$30.64
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.12	0.24	0.16	0.06	0.26	0.27
Net Realized and
Unrealized Gain (Loss)	1.84	(7.17)	(6.51)	2.27	4.54	0.88
Total From
Investment Operations	1.96	(6.93)	(6.35)	2.33	4.80	1.15
Distributions
From Net
Investment Income	(0.12)	(0.28)	(0.14)	(0.07)	(0.28)	(0.28)
From Net
Realized Gains	—	—	(3.29)	(0.53)	(1.56)	(1.22)
Total Distributions	(0.12)	(0.28)	(3.43)	(0.60)	(1.84)	(1.50)
Net Asset Value,
End of Period	$19.83	$17.99	$25.20	$34.98	$33.25	$30.29

Total Return(3)	10.85%	(27.48)%	(19.31)%	7.16%	16.02%	3.73%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.70%	1.70%	1.68%	1.67%(4)	1.67%	1.67%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.58%	1.27%	0.53%	0.37%(4)	0.81%	0.86%
Portfolio Turnover Rate	45%	49%	57%	27%	63%	70%
Net Assets, End of Period
(in thousands)	$863	$815	$1,176	$1,960	$1,956	$2,358
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

30

Income & Growth

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$18.03	$25.29	$35.04	$33.30	$30.34	$30.67
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.23	0.36	0.32	0.15	0.41	0.50
Net Realized and
Unrealized Gain (Loss)	1.84	(7.21)	(6.53)	2.27	4.55	0.83
Total From
Investment Operations	2.07	(6.85)	(6.21)	2.42	4.96	1.33
Distributions
From Net
Investment Income	(0.23)	(0.41)	(0.25)	(0.15)	(0.44)	(0.44)
From Net
Realized Gains	—	—	(3.29)	(0.53)	(1.56)	(1.22)
Total Distributions	(0.23)	(0.41)	(3.54)	(0.68)	(2.00)	(1.66)
Net Asset Value,
End of Period	$19.87	$18.03	$25.29	$35.04	$33.30	$30.34

Total Return(3)	11.38%	(27.13)%	(18.88)%	7.42%	16.56%	4.31%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.20%	1.20%	1.18%	1.17%(4)	1.17%	1.15%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.08%	1.77%	1.03%	0.87%(4)	1.31%	1.38%(5)
Portfolio Turnover Rate	45%	49%	57%	27%	63%	70%
Net Assets, End of Period
(in thousands)	$279	$176	$546	$819	$660	$423
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.17% and 1.36%, respectively.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Income & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Income & Growth Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

32

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.):

Frederick L.A. Grauer	For:	4,067,909,978
	Withhold:	174,470,448
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	945,860,814
	Against:	17,666,860
	Abstain:	25,115,309
	Broker Non-Vote:	76,890,609

Institutional Class	For:	177,664,811
	Against:	2,233,086
	Abstain:	112,316
	Broker Non-Vote:	10,940,669

33

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

34

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

35

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

36

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to February 2007); Executive Vice
(1963)	since 2007	President, ACC (November 2005 to February 2007); Global Chief Operating
Officer and Managing Director, Morgan Stanley (March 2000 to November
2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive
Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Barry Fink	Executive Vice	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreeement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

38

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

39

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

40

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

41

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to

42

the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

45

Notes

46

Notes

47

Notes

48

Contact Us
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American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69051

Annual Report
June 30, 2010

American Century Investments®

Small Company Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

Small Company

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Five Largest Overweights	8
Five Largest Underweights.	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	29
Report of Independent Registered Public Accounting Firm	34

Other Information

Proxy Voting Results	35
Management	36
Board Approval of Management Agreements	40
Additional Information	46
Index Definitions	47

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Stocks Rallied as Economy Improved

U.S. stocks posted double-digit gains for the 12 months ended June 30, 2010, thanks largely to improving economic conditions and unexpectedly strong corporate earnings. As the period began, the U.S. economy was starting to show early signs of recovery following a sharp downturn in late 2008 and early 2009. Led by improving results in manufacturing activity, housing, and consumer spending, the economy posted positive growth in the third and fourth quarters of 2009 after four consecutive quarters of declining output. By the first quarter of 2010, jobs data turned positive, providing further evidence of a burgeoning economic recovery.

In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins. Rising demand for delayed big-ticket purchases, such as cars and appliances, also contributed to stronger earnings. As a result, stocks rose steadily for much of the period, with the major equity indices advancing by more than 30% from the beginning of the period through April 30, 2010.

Growing Uncertainty Led to Late Decline

Market conditions changed abruptly in the last two months of the period as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. With these headwinds, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

Although stocks gave back a notable portion of their gains late in the period, the broad market indices returned approximately 15% overall for the 12 months. Mid- and small-cap stocks posted the best returns (see the table below), outpacing large-cap shares, while value stocks outperformed growth-oriented issues across all market capitalizations.

U.S. Stock Index Returns
For the 12 months ended June 30, 2010
Russell 1000 Index (Large-Cap)	15.24%	Russell 2000 Index (Small-Cap)	21.48%
Russell 1000 Value Index	16.92%	Russell 2000 Value Index	25.07%
Russell 1000 Growth Index	13.62%	Russell 2000 Growth Index	17.96%
Russell Midcap Index	25.13%
Russell Midcap Value Index	28.91%
Russell Midcap Growth Index	21.30%

3

Performance

Small Company

Total Returns as of June 30, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	ASQIX	23.39%	-4.79%	4.56%	5.45%	7/31/98
S&P SmallCap 600 Index	—	23.64%	0.82%	5.56%	6.33%	—
Institutional Class	ASCQX	23.87%	-4.57%	4.79%	6.72%	10/1/99
A Class(1)	ASQAX					9/7/00
No sales charge*		23.40%	-5.01%	—	3.86%
With sales charge*		16.29%	-6.13%	—	3.23%
C Class	ASQCX					3/1/10
No sales charge*		—	—	—	-4.22%(2)
With sales charge*		—	—	—	-5.18%(2)
R Class	ASCRX	22.90%	-5.26%	—	2.39%	8/29/03
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.
(2)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Small Company

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.90%	0.70%	1.15%	1.90%	1.40%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Small Company

Portfolio Managers: Brian Garbe and Tal Sansani

In June 2010, portfolio managers Matti Von Türk, Tom Vaiana, and Brian Ertley left American Century Investments to pursue other opportunities. Following their departures, Brian Garbe, a veteran portfolio manager with 22 years of experience, and Tal Sansani, a quantitative analyst who has been with the firm since 2005, became portfolio managers for Small Company.

Performance Summary

Small Company returned 23.39%* for the 12 months ended June 30, 2010, compared with the 23.64% return of its benchmark, the S&P SmallCap 600 Index.

The gain of more than 20% for Small Company and the S&P SmallCap 600 Index reflected the broad advance in the U.S. equity market and the outperformance of small-cap stocks during the 12-month period. Small Company performed roughly in line with its benchmark, narrowly trailing the index’s return. Individual stock selection, which is typically the primary driver of relative performance, was mixed during the period as strong results in the industrials and information technology sectors were offset by weakness in the financials and consumer discretionary sectors.

Financials and Consumer Discretionary Lagged

The fund’s holdings in the financials and consumer discretionary sectors had the biggest negative impact on performance versus the S&P SmallCap 600 Index for the 12 months. An overweight position in capital markets firms and an underweight position in real estate investment trusts contributed the bulk of the underperformance in the financials sector. The most significant individual detractor was asset manager Calamos Asset Management, which was hurt by weak inflows into its stock mutual funds, as well as increased market volatility late in the period. Uncertainty about pending financial reform and regulatory changes for options trading weighed on several of the portfolio’s brokerage holdings, including TradeStation Group, Investment Technology Group, and optionsXpress Holdings.

In the consumer discretionary sector, stock selection among apparel makers and consumer services companies detracted the most. For-profit education firm Corinthian Colleges was adversely affected by growing debt issues among students at private educational institutions, as well as the potential for more stringent regulatory requirements. Aaron’s, a furniture and electronics rental chain, declined as weaker revenues led the company to shutter its office furniture business.

Materials and Energy Were Mixed

Although the portfolio’s materials and energy holdings outperformed their respective counterparts in the benchmark index, several of the most significant individual detractors in the portfolio came from these two sectors. Examples included chemicals producer Koppers Holdings, which was held back by a lagging recovery in its end markets, and energy construction and engineering firm Willbros Group, which posted losses amid low levels of pipeline construction activity in North America.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Small Company

On the positive side, the top performance contributor in the materials sector was specialty chemicals company Solutia, which strengthened its balance sheet and benefited from its exposure to the rebounding automotive and renewable energy markets. In the energy sector, the leading contributor was coal producer Alpha Natural Resources, which enjoyed increased demand for metallurgical coal used in steelmaking.

Industrials and Technology Outperformed

Stock selection was most successful in the industrials and information technology sectors of the portfolio. Virtually all of the outperformance in the industrials sector resulted from strong results among road and rail stocks, and one company in particular—auto rental firm Dollar Thrifty Automotive Group. The company boosted profitability thanks to debt reductions and improved cost management, and its stock price also got a lift late in the period as rivals Hertz Global Holdings and Avis Budget Group began a bidding war to acquire the company.

In the information technology sector, stock choices among software companies and electronic equipment manufacturers added the most value. The best contributors included technology marketing and consulting firm Acxiom, which consistently surpassed earnings expectations as demand increased, and semiconductor manufacturer Skyworks Solutions, which benefited from robust demand resulting from the proliferation of mobile internet devices.

Other top contributors included fabric store chain Jo-Ann Stores and IT staffing firm COMSYS IT Partners. Jo-Ann Stores rallied as same-store sales growth improved and profit margins increased, enabling the company to raise profit guidance for the full year. COMSYS advanced sharply following an agreement to be acquired by employment services provider Manpower.

A Look Ahead

The market environment has grown increasingly choppy in recent months, reflecting greater uncertainty about the resilience of the economic recovery. Although most businesses weathered the 2008 recession relatively well, stubbornly high unemployment suggests that the corporate sector is not yet confident enough in the strength of the recovery to expand payrolls. This economic uncertainty—and the stock market volatility that often accompanies it—is likely to continue as we move into the second half of 2010.

The quantitative investment process we use to manage Small Company has a framework that is objective, disciplined, and systematic—in other words, it avoids getting caught up in the fads and emotions that can drive short-term market movements. We believe this approach will produce superior relative performance over the long term.

7

Small Company

Top Ten Holdings
		% of net assets as of 6/30/10
EMCOR Group, Inc.		1.1%
Jo-Ann Stores, Inc.		1.1%
Cubist Pharmaceuticals, Inc.		1.0%
Skyworks Solutions, Inc.		1.0%
Arris Group, Inc.		1.0%
CEC Entertainment, Inc.		1.0%
Dollar Thrifty Automotive Group, Inc.		1.0%
CSG Systems International, Inc.		1.0%
Equity LifeStyle Properties, Inc.		0.9%
TreeHouse Foods, Inc.		0.9%

Five Largest Overweights as of June 30, 2010
	% of net assets	% of S&P SmallCap 600 Index
Dollar Thrifty Automotive Group, Inc.	0.96%	—
Equity LifeStyle Properties, Inc.	0.92%	—
Jo-Ann Stores, Inc.	1.10%	0.26%
Cooper Tire & Rubber Co.	0.82%	—
CSG Systems International, Inc.	0.95%	0.16%

Five Largest Underweights as of June 30, 2010
	% of net assets	% of S&P SmallCap 600 Index
East West Bancorp, Inc.	—	0.58%
Salix Pharmaceuticals Ltd.	—	0.57%
Varian Semiconductor Equipment Associates, Inc.	—	0.55%
Watsco, Inc.	—	0.48%
Concur Technologies, Inc.	—	0.47%

Types of Investments in Portfolio
		% of net assets as of 6/30/10
Common Stocks		99.7%
Other Assets and Liabilities		0.3%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio(1)
Actual
Investor Class	$1,000	$998.40	$4.46	0.90%
Institutional Class	$1,000	$1,000.00	$3.47	0.70%
A Class	$1,000	$998.30	$5.70	1.15%
C Class	$1,000	$957.80(2)	$6.17(3)	1.90%
R Class	$1,000	$995.00	$6.93	1.40%
Hypothetical
Investor Class	$1,000	$1,020.33	$4.51	0.90%
Institutional Class	$1,000	$1,021.32	$3.51	0.70%
A Class	$1,000	$1,019.09	$5.76	1.15%
C Class	$1,000	$1,015.37(4)	$9.49(4)	1.90%
R Class	$1,000	$1,017.85	$7.00	1.40%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through June 30, 2010.
(3)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 121, the number of days in the period from March 1, 2010 (commencement of sale) through June 30, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(4)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments

Small Company

JUNE 30, 2010
	Shares	Value		Shares	Value
Common Stocks — 99.7%			QLT, Inc.(1)	30,658	$ 176,283
AEROSPACE & DEFENSE — 3.0%			Vanda Pharmaceuticals, Inc.(1)	32,187	212,756
AAR Corp.(1)	35,757	$ 598,572			5,740,352
American Science &			BUILDING PRODUCTS — 0.7%
Engineering, Inc.	7,665	584,150	Apogee Enterprises, Inc.	68,370	740,447
Applied Signal Technology, Inc.	16,262	319,548	Gibraltar Industries, Inc.(1)	69,392	700,859
Astronics Corp.(1)	3,344	54,708	Simpson Manufacturing Co., Inc.	32,207	790,682
Ceradyne, Inc.(1)	14,384	307,386			2,231,988
Cubic Corp.	59,576	2,167,375	CAPITAL MARKETS — 1.7%
Curtiss-Wright Corp.	3,736	108,493	BGC Partners, Inc., Class A	77,257	394,783
Ducommun, Inc.	15,803	270,231	Calamos Asset Management,
Esterline Technologies Corp.(1)	20,606	977,755	Inc., Class A	129,930	1,205,750
			Evercore Partners, Inc., Class A	9,228	215,474
GenCorp, Inc.(1)	46,261	202,623
			Gladstone Capital Corp.	8,648	93,485
Moog, Inc., Class A(1)	32,346	1,042,512
			Gladstone Investment Corp.	11,171	65,127
Orbital Sciences Corp.(1)	72,045	1,136,150
			Hercules Technology Growth
Teledyne Technologies, Inc.(1)	4,926	190,045	Capital, Inc.	69,114	636,540
Triumph Group, Inc.	23,469	1,563,739	Investment Technology
		9,523,287	Group, Inc.(1)	65,869	1,057,856
AIR FREIGHT & LOGISTICS — 0.6%			MCG Capital Corp.	2,319	11,201
Atlas Air Worldwide			NGP Capital Resources Co.	7,648	54,836
Holdings, Inc.(1)	12,964	615,790	optionsXpress Holdings, Inc.(1)	97,201	1,529,944
Forward Air Corp.	2,956	80,551	TradeStation Group, Inc.(1)	24,744	167,022
Hub Group, Inc., Class A(1)	43,118	1,293,971			5,432,018
		1,990,312	CHEMICALS — 2.2%
AIRLINES — 0.4%			A. Schulman, Inc.	68,817	1,304,770
Allegiant Travel Co.	3,442	146,939	Innophos Holdings, Inc.	88,862	2,317,521
Hawaiian Holdings, Inc.(1)	70,844	366,264	Innospec, Inc.(1)	29,990	281,306
Republic Airways Holdings, Inc.(1)	40,467	247,253	KMG Chemicals, Inc.	18,302	262,817
SkyWest, Inc.	36,524	446,323	Koppers Holdings, Inc.	61,769	1,388,567
		1,206,779	Minerals Technologies, Inc.	3,361	159,782
AUTO COMPONENTS — 1.6%			OM Group, Inc.(1)	4,446	106,082
Cooper Tire & Rubber Co.	131,611	2,566,415	PolyOne Corp.(1)	29,839	251,244
Hawk Corp., Class A(1)	60,035	1,527,891	Stepan Co.	10,126	692,922
Spartan Motors, Inc.	53,086	222,961			6,765,011
Standard Motor Products, Inc.	85,963	693,721	COMMERCIAL BANKS — 6.0%
		5,010,988	Bank of Hawaii Corp.	33,427	1,616,196
BIOTECHNOLOGY — 1.8%			Bank of the Ozarks, Inc.	5,029	178,379
Cubist Pharmaceuticals, Inc.(1)	155,340	3,200,004	Banner Corp.	23,596	46,720
Emergent Biosolutions, Inc.(1)	32,406	529,514	Boston Private Financial
Infinity Pharmaceuticals, Inc.(1)	3,634	21,477	Holdings, Inc.	74,305	477,781
Martek Biosciences Corp.(1)	60,632	1,437,585	City Holding Co.	1,262	35,185
OncoGenex Pharmaceutical, Inc.(1)	6,566	88,313	City National Corp.	10,155	520,241
Osiris Therapeutics, Inc.(1)	12,809	74,420	Columbia Banking System, Inc.	21,190	386,929
			Community Bank System, Inc.	41,503	914,311

11

Small Company

	Shares	Value		Shares	Value
CVB Financial Corp.	64,503	$ 612,779	COMMUNICATIONS EQUIPMENT — 2.5%
Enterprise Financial			Anaren, Inc.(1)	5,981	$ 89,356
Services Corp.	3,347	32,265	Arris Group, Inc.(1)	301,580	3,073,100
First Bancorp.(1)	30,408	16,116	Comtech Telecommunications
First Financial Bankshares, Inc.	636	30,585	Corp.(1)	29,631	886,856
First Midwest Bancorp., Inc.	72,487	881,442	Harmonic, Inc.(1)	110,697	602,192
Glacier Bancorp., Inc.	6,758	99,140	InterDigital, Inc.(1)	27,047	667,790
Hancock Holding Co.	26,409	881,004	Oplink Communications, Inc.(1)	4,561	65,359
Hanmi Financial Corp.(1)	40,885	51,515	Opnext, Inc.(1)	27,161	44,816
IBERIABANK Corp.	4,600	236,808	PC-Tel, Inc.(1)	18,301	92,237
Independent Bank Corp.	10,126	249,910	Powerwave Technologies, Inc.(1)	76,174	117,308
MainSource Financial Group, Inc.	6,436	46,146	Seachange International, Inc.(1)	24,231	199,421
Nara Bancorp., Inc.(1)	28,208	237,794
			Sierra Wireless, Inc.(1)	101,466	674,749
NBT Bancorp., Inc.	40,233	821,558	Symmetricom, Inc.(1)	74,858	381,027
Old Second Bancorp., Inc.	8,396	16,792
			Tekelec(1)	60,037	794,890
Pacific Capital Bancorp. NA(1)	25,221	18,159
					7,689,101
PacWest Bancorp.	13,985	256,065	COMPUTERS & PERIPHERALS — 1.4%
Prosperity Bancshares, Inc.	33,902	1,178,095
			Cray, Inc.(1)	20,231	112,889
S&T Bancorp., Inc.	2,405	47,523
			Hypercom Corp.(1)	19,364	89,849
Santander BanCorp(1)	6,057	76,561
			Novatel Wireless, Inc.(1)	160,229	919,714
Signature Bank(1)	41,185	1,565,442
			Rimage Corp.(1)	3,324	52,619
Southwest Bancorp., Inc.	15,421	204,945
			STEC, Inc.(1)	72,841	914,883
Sterling Bancorp.	39,710	357,390
Sterling Bancshares, Inc.	95,921	451,788	Synaptics, Inc.(1)	79,804	2,194,610
SVB Financial Group(1)	35,010	1,443,462			4,284,564
Tompkins Financial Corp.	12,443	469,723	CONSTRUCTION & ENGINEERING — 2.3%
Trustmark Corp.	19,209	399,931	Comfort Systems USA, Inc.	40,905	395,142
UMB Financial Corp.	41,177	1,464,254	Dycom Industries, Inc.(1)	159,119	1,360,468
Umpqua Holdings Corp.	82,732	949,763	EMCOR Group, Inc.(1)	151,820	3,517,670
United Bankshares, Inc.	22,248	532,617	Insituform Technologies, Inc.,
			Class A(1)	37,856	775,291
United Community Banks, Inc.(1)	17,606	69,544
			Michael Baker Corp.(1)	24,256	846,534
West Bancorp., Inc.(1)	3,357	22,861
			Sterling Construction Co., Inc.(1)	15,282	197,749
Westamerica Bancorp.	8,841	464,329
					7,092,854
Western Alliance Bancorp.(1)	15,826	113,472
			CONSUMER FINANCE — 1.1%
Wilshire Bancorp., Inc.	39,199	342,991
			Advance America Cash Advance
		18,818,511	Centers, Inc.	153,836	635,343
COMMERCIAL SERVICES & SUPPLIES — 1.1%			Cash America International, Inc.	31,862	1,091,911
American Reprographics Co.(1)	31,475	274,777	First Cash Financial
APAC Customer Services, Inc.(1)	52,980	301,986	Services, Inc.(1)	30,045	654,981
ATC Technology Corp.(1)	65,009	1,047,945	First Marblehead Corp. (The)(1)	34,551	81,195
Consolidated Graphics, Inc.(1)	5,519	238,641	QC Holdings, Inc.	2,746	10,105
M&F Worldwide Corp.(1)	6,838	185,310	Rewards Network, Inc.	2,993	40,914
Tetra Tech, Inc.(1)	58,323	1,143,714	World Acceptance Corp.(1)	21,575	826,538
US Ecology, Inc.	7,031	102,442			3,340,987
Waste Services, Inc.(1)	8,182	95,402
		3,390,217

12

Small Company

	Shares	Value		Shares	Value
CONTAINERS & PACKAGING — 0.7%			CTS Corp.	39,090	$ 361,192
Boise, Inc.(1)	23,769	$ 130,492	Electro Scientific
Rock-Tenn Co., Class A	44,538	2,212,202	Industries, Inc.(1)	29,716	397,006
		2,342,694	Gerber Scientific, Inc.(1)	28,641	153,229
DISTRIBUTORS — 0.1%			Insight Enterprises, Inc.(1)	103,943	1,367,890
Core-Mark Holding Co., Inc.(1)	15,784	432,482	Mercury Computer
			Systems, Inc.(1)	18,565	217,767
DIVERSIFIED CONSUMER SERVICES — 2.0%
Capella Education Co.(1)	20,647	1,679,633	Methode Electronics, Inc.	244,063	2,377,174
			Multi-Fineline Electronix, Inc.(1)	1,589	39,661
Coinstar, Inc.(1)	28,096	1,207,285
			Newport Corp.(1)	40,967	371,161
Corinthian Colleges, Inc.(1)	102,024	1,004,936
			PAR Technology Corp.(1)	5,035	25,880
Hillenbrand, Inc.	63,863	1,366,030
			Plexus Corp.(1)	2,841	75,968
Mac-Gray Corp.	3,689	41,096
			Radisys Corp.(1)	47,669	453,809
Pre-Paid Legal Services, Inc.(1)	9,426	428,789
			Tech Data Corp.(1)	28,879	1,028,670
Universal Technical
Institute, Inc.(1)	22,481	531,451	Technitrol, Inc.	74,070	234,061
		6,259,220	Tessco Technologies, Inc.	1,300	21,710
DIVERSIFIED FINANCIAL SERVICES — 0.7%			Vishay Intertechnology, Inc.(1)	3,802	29,428
PHH Corp.(1)	120,743	2,298,947			10,732,626
DIVERSIFIED TELECOMMUNICATION			ENERGY EQUIPMENT & SERVICES — 1.9%
SERVICES — 0.2%			Basic Energy Services, Inc.(1)	10,586	81,512
IDT Corp., Class B(1)	25,788	328,797	Cal Dive International, Inc.(1)	30,880	180,648
Neutral Tandem, Inc.(1)	17,549	197,426	Dawson Geophysical Co.(1)	12,003	255,304
		526,223	Dril-Quip, Inc.(1)	24,076	1,059,826
ELECTRIC UTILITIES — 0.8%			ENGlobal Corp.(1)	23,985	49,409
Central Vermont Public			ION Geophysical Corp.(1)	33,070	115,084
Service Corp.	23,441	462,725
Maine & Maritimes Corp.	6,295	278,931	Lufkin Industries, Inc.	4,556	177,638
			Matrix Service Co.(1)	54,763	509,844
UIL Holdings Corp.	10,218	255,757
			Oil States International, Inc.(1)	64,975	2,571,711
UniSource Energy Corp.	44,959	1,356,863
		2,354,276	T-3 Energy Services, Inc.(1)	16,285	454,351
ELECTRICAL EQUIPMENT — 1.0%			TGC Industries, Inc.(1)	10,047	30,442
AZZ, Inc.	22,417	824,273	Willbros Group, Inc.(1)	67,170	497,058
EnerSys(1)	28,449	607,955			5,982,827
General Cable Corp.(1)	900	23,985	FOOD & STAPLES RETAILING — 1.2%
GrafTech International Ltd.(1)	53,327	779,641	Andersons, Inc. (The)	66,912	2,180,662
II-VI, Inc.(1)	1,470	43,556	Casey’s General Stores, Inc.	10,493	366,206
Powell Industries, Inc.(1)	31,960	873,786	Nash Finch Co.	16,584	566,509
			United Natural Foods, Inc.(1)	21,844	652,699
Vicor Corp.(1)	2,293	28,640
		3,181,836			3,766,076
ELECTRONIC EQUIPMENT, INSTRUMENTS &			FOOD PRODUCTS — 2.0%
COMPONENTS — 3.4%			American Italian Pasta Co.,
			Class A(1)	21,537	1,138,661
Agilysys, Inc.	15,211	101,762
Anixter International, Inc.(1)	5,147	219,262	Diamond Foods, Inc.	13,425	551,768
			Dole Food Co., Inc.(1)	18,702	195,062
Benchmark Electronics, Inc.(1)	118,362	1,876,038
			J&J Snack Foods Corp.	23,601	993,602
Brightpoint, Inc.(1)	48,361	338,527
			Overhill Farms, Inc.(1)	95,118	560,245
Celestica, Inc.(1)	122,891	990,501
			TreeHouse Foods, Inc.(1)	61,528	2,809,368
CPI International, Inc.(1)	3,331	51,930
					6,248,706

13

Small Company

	Shares	Value		Shares	Value
GAS UTILITIES — 1.9%			PSS World Medical, Inc.(1)	75,521	$ 1,597,269
Laclede Group, Inc. (The)	35,414	$ 1,173,266	Res-Care, Inc.(1)	9,366	90,476
New Jersey Resources Corp.	64,966	2,286,803	Triple-S Management Corp.,
Northwest Natural Gas Co.	4,636	201,991	Class B(1)	39,528	733,244
Piedmont Natural Gas Co., Inc.	5,269	133,306	U.S. Physical Therapy, Inc.(1)	3,082	52,024
South Jersey Industries, Inc.	19,928	856,107			13,736,390
Southwest Gas Corp.	39,451	1,163,804	HEALTH CARE TECHNOLOGY — 0.5%
		5,815,277	Eclipsys Corp.(1)	28,818	514,113
HEALTH CARE EQUIPMENT & SUPPLIES — 3.9%			Medidata Solutions, Inc.(1)	38,329	593,716
American Medical Systems			Omnicell, Inc.(1)	1,919	22,433
Holdings, Inc.(1)	82,856	1,832,775
			Quality Systems, Inc.	5,508	319,409
Cantel Medical Corp.	11,165	186,456			1,449,671
Cooper Cos., Inc. (The)	46,958	1,868,459	HOTELS, RESTAURANTS & LEISURE — 3.3%
Cyberonics, Inc.(1)	36,008	852,669
			AFC Enterprises, Inc.(1)	114,191	1,039,138
Exactech, Inc.(1)	2,490	42,529
			CEC Entertainment, Inc.(1)	86,515	3,050,519
Greatbatch, Inc.(1)	22,180	494,836	Cracker Barrel Old Country
Haemonetics Corp.(1)	12,931	692,067	Store, Inc.	50,076	2,331,539
HealthTronics, Inc.(1)	15,990	77,232	Einstein Noah Restaurant
			Group, Inc.(1)	10,197	110,026
ICU Medical, Inc.(1)	1,235	39,730
Integra LifeSciences			Isle of Capri Casinos, Inc.(1)	65,478	606,326
Holdings Corp.(1)	35,555	1,315,535	Multimedia Games, Inc.(1)	13,971	62,870
Invacare Corp.	118,918	2,466,359	O’Charleys, Inc.(1)	18,974	100,562
Kensey Nash Corp.(1)	54,624	1,295,135	Papa John’s International, Inc.(1)	579	13,386
Medical Action Industries, Inc.(1)	5,473	65,621	Peet’s Coffee & Tea, Inc.(1)	40,782	1,601,509
Quidel Corp.(1)	59,490	754,928	PF Chang’s China Bistro, Inc.	32,013	1,269,315
Symmetry Medical, Inc.(1)	22,093	232,860	Ruby Tuesday, Inc.(1)	861	7,318
Theragenics Corp.(1)	17,326	19,925	Ruth’s Hospitality Group, Inc.(1)	12,525	52,355
		12,237,116	Texas Roadhouse, Inc.(1)	2,081	26,262
HEALTH CARE PROVIDERS & SERVICES — 4.4%					10,271,125
Amedisys, Inc.(1)	14,748	648,470	HOUSEHOLD DURABLES — 0.7%
America Service Group, Inc.	3,552	61,094	American Greetings Corp.,
AMN Healthcare Services, Inc.(1)	45,449	339,958	Class A	12,147	227,878
Amsurg Corp.(1)	8,039	143,255	Blyth, Inc.	7,930	270,175
			Brookfield Homes Corp.(1)	8,089	54,520
Centene Corp.(1)	120,390	2,588,385
Cross Country Healthcare, Inc.(1)	12,175	109,453	Furniture Brands
			International, Inc.(1)	46,693	243,737
Gentiva Health Services, Inc.(1)	29,480	796,255
			Kid Brands, Inc.(1)	8,497	59,734
Healthspring, Inc.(1)	48,753	756,159
			La-Z-Boy, Inc.(1)	62,678	465,697
HMS Holdings Corp.(1)	19,101	1,035,656
			Meritage Homes Corp.(1)	35,481	577,631
LHC Group, Inc.(1)	49,525	1,374,319
			Standard Pacific Corp.(1)	96,721	322,081
Magellan Health Services, Inc.(1)	34,112	1,238,948
			Universal Electronics, Inc.(1)	7,341	122,081
Molina Healthcare, Inc.(1)	53,235	1,533,168
					2,343,534
Nighthawk Radiology			HOUSEHOLD PRODUCTS — 0.5%
Holdings, Inc.(1)	10,401	26,939
NovaMed, Inc.(1)	4,899	40,662	Central Garden and Pet Co.,
			Class A(1)	164,063	1,471,645
PharMerica Corp.(1)	32,246	472,726
Providence Service Corp. (The)(1)	6,995	97,930
14

Small Company

	Shares	Value		Shares	Value
INDEPENDENT POWER PRODUCERS &			Infospace, Inc.(1)	2,810	$ 21,131
ENERGY TRADERS — 0.5%			j2 Global Communications, Inc.(1)	69,838	1,525,262
Mirant Corp.(1)	134,569	$ 1,421,049
			LogMeIn, Inc.(1)	553	14,505
INDUSTRIAL CONGLOMERATES — 0.3%			ModusLink Global
Carlisle Cos., Inc.	18,069	652,833	Solutions, Inc.(1)	3,250	19,597
Standex International Corp.	10,712	271,549	Openwave Systems, Inc.(1)	45,493	92,351
		924,382	United Online, Inc.	96,029	553,127
INSURANCE — 3.3%					4,916,403
Allied World Assurance Co.			IT SERVICES — 2.7%
Holdings Ltd.	54,410	2,469,126	Acxiom Corp.(1)	134,454	1,975,129
American Financial Group, Inc.	62,986	1,720,778	CACI International, Inc.,
American Physicians Capital, Inc.	3,852	118,834	Class A(1)	17,567	746,246
American Safety Insurance			CIBER, Inc.(1)	168,739	467,407
Holdings Ltd.(1)	18,353	288,509
			CSG Systems International,
Argo Group International			Inc.(1)	162,401	2,976,811
Holdings Ltd.	5,405	165,339
			Global Cash Access
Aspen Insurance Holdings Ltd.	56,460	1,396,820	Holdings, Inc.(1)	113,880	821,075
Delphi Financial Group, Inc.,			Lionbridge Technologies, Inc.(1)	23,991	109,639
Class A	11,925	291,089
			PRGX Global, Inc.(1)	34,048	141,299
eHealth, Inc.(1)	7,930	90,164
			TeleTech Holdings, Inc.(1)	53,779	693,211
FBL Financial Group, Inc.,
Class A	7,221	151,641	VeriFone Systems, Inc.(1)	34,043	644,434
First Mercury Financial Corp.	57,717	610,646			8,575,251
Flagstone Reinsurance			LEISURE EQUIPMENT & PRODUCTS — 1.0%
Holdings SA	13,354	144,490	Arctic Cat, Inc.(1)	21,293	193,979
Hallmark Financial Services(1)	20,925	208,204	Brunswick Corp.	2,727	33,897
Horace Mann Educators Corp.	43,893	671,563	JAKKS Pacific, Inc.(1)	3,585	51,552
Maiden Holdings Ltd.	90,835	596,786	Nautilus, Inc.(1)	22,280	33,866
Meadowbrook Insurance			Polaris Industries, Inc.	33,047	1,805,027
Group, Inc.	39,594	341,696
			Smith & Wesson Holding Corp.(1)	96,502	394,693
National Financial
Partners Corp.(1)	6,808	66,514	Sport Supply Group, Inc.	25,537	343,728
Navigators Group, Inc. (The)(1)	10,816	444,862	Sturm, Ruger & Co., Inc.	24,243	347,402
NYMAGIC, Inc.	1,055	20,351			3,204,144
Platinum Underwriters			LIFE SCIENCES TOOLS & SERVICES — 0.1%
Holdings Ltd.	2,468	89,564	Dionex Corp.(1)	991	73,790
PMA Capital Corp., Class A(1)	10,647	69,738	eResearchTechnology, Inc.(1)	16,601	130,816
SeaBright Holdings, Inc.	7,556	71,631	PAREXEL International Corp.(1)	7,915	171,597
Universal Insurance					376,203
Holdings, Inc.	36,270	151,609	MACHINERY — 3.9%
		10,179,954	Alamo Group, Inc.	14,702	319,033
INTERNET & CATALOG RETAIL — 0.3%			Altra Holdings, Inc.(1)	24,103	313,821
NutriSystem, Inc.	23,831	546,683	American Railcar Industries, Inc.(1)	21,249	256,688
Shutterfly, Inc.(1)	11,699	280,308	Briggs & Stratton Corp.	10,202	173,638
		826,991	Chart Industries, Inc.(1)	90,376	1,408,058
INTERNET SOFTWARE & SERVICES — 1.6%			CIRCOR International, Inc.	3,662	93,674
Dice Holdings, Inc.(1)	12,104	83,760
			EnPro Industries, Inc.(1)	55,992	1,576,175
DivX, Inc.(1)	30,404	232,895
			Force Protection, Inc.(1)	96,876	397,192
EarthLink, Inc.	298,213	2,373,775	Kadant, Inc.(1)	12,988	226,251

15

Small Company

	Shares	Value		Shares	Value
Lindsay Corp.	33,763	$ 1,069,950	SM Energy Co.	50,026	$ 2,009,044
Mueller Industries, Inc.	32,099	789,635	Stone Energy Corp.(1)	148,667	1,659,124
NACCO Industries, Inc., Class A	4,396	390,189	Swift Energy Co.(1)	28,757	773,851
Tecumseh Products Co.,			World Fuel Services Corp.	50,275	1,304,133
Class A(1)	2,299	25,565
					7,201,948
Tennant Co.	20,977	709,442	PAPER & FOREST PRODUCTS — 1.0%
Timken Co.	73,578	1,912,292	Buckeye Technologies, Inc.(1)	83,265	828,487
Toro Co. (The)	31,439	1,544,284	Clearwater Paper Corp.(1)	18,668	1,022,260
Watts Water Technologies, Inc.,
Class A	39,826	1,141,413	KapStone Paper and
			Packaging Corp.(1)	87,718	977,178
		12,347,300	Neenah Paper, Inc.	14,582	266,851
MARINE — 0.2%					3,094,776
American Commercial
Lines, Inc.(1)	26,078	587,016	PERSONAL PRODUCTS — 0.2%
Horizon Lines, Inc., Class A	41,139	174,018	China Sky One Medical, Inc.(1)	26,056	292,869
		761,034	Nutraceutical International
			Corp.(1)	858	13,093
MEDIA — 0.2%
			Schiff Nutrition International, Inc.	20,243	144,130
Journal Communications, Inc.,
Class A(1)	33,010	131,050	USANA Health Sciences, Inc.(1)	5,839	213,299
LodgeNet Interactive Corp.(1)	20,395	75,665			663,391
MDC Partners, Inc., Class A	14,270	152,404	PHARMACEUTICALS — 2.2%
Mediacom Communications			Endo Pharmaceuticals
Corp., Class A(1)	29,215	196,325	Holdings, Inc.(1)	81,689	1,782,454
Scholastic Corp.	7,426	179,115	Matrixx Initiatives, Inc.(1)	19,035	87,561
		734,559	Medicines Co. (The)(1)	2,216	16,864
METALS & MINING — 0.6%			Medicis Pharmaceutical Corp.,
Golden Star Resources Ltd.			Class A	81,954	1,793,153
New York Shares(1)	168,174	736,602	Obagi Medical Products, Inc.(1)	12,079	142,774
Haynes International, Inc.	5,255	162,012	Questcor Pharmaceuticals, Inc.(1)	89,072	909,425
Hecla Mining Co.(1)	65,564	342,244	Santarus, Inc.(1)	177,543	440,307
Olympic Steel, Inc.	22,945	527,047	ViroPharma, Inc.(1)	142,518	1,597,627
		1,767,905			6,770,165
MULTILINE RETAIL — 1.0%			PROFESSIONAL SERVICES — 0.1%
Dillard’s, Inc., Class A	13,387	287,821	Administaff, Inc.	377	9,108
Dollar Tree, Inc.(1)	39,108	1,628,066	GP Strategies Corp.(1)	5,396	39,175
Fred’s, Inc., Class A	50,399	557,413	On Assignment, Inc.(1)	18,973	95,434
Tuesday Morning Corp.(1)	154,252	615,465	SFN Group, Inc.(1)	22,266	121,573
		3,088,765	VSE Corp.	3,306	105,197
MULTI-UTILITIES — 0.5%					370,487
Avista Corp.	42,711	834,146	REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.3%
CH Energy Group, Inc.	11,565	453,810	Agree Realty Corp.	12,062	281,286
NorthWestern Corp.	16,474	431,619	American Campus
		1,719,575	Communities, Inc.	44,226	1,206,928
OIL, GAS & CONSUMABLE FUELS — 2.3%			Ashford Hospitality Trust, Inc.(1)	3,535	25,912
Alon USA Energy, Inc.	19,719	125,413	Chesapeake Lodging Trust(1)	2,442	38,632
DHT Holdings, Inc.	72,983	280,985	Colonial Properties Trust	65,973	958,588
Penn Virginia Corp.	31,492	633,304	Corporate Office Properties Trust	13,965	527,318
Petroleum Development Corp.(1)	16,241	416,094	Equity LifeStyle Properties, Inc.	59,583	2,873,688

16

Small Company

	Shares	Value		Shares	Value
Extra Space Storage, Inc.	41,298	$ 574,042	Rudolph Technologies, Inc.(1)	28,303	$ 213,688
Getty Realty Corp.	2,995	67,118	Sigma Designs, Inc.(1)	60,674	607,347
Government Properties			Skyworks Solutions, Inc.(1)	185,745	3,118,659
Income Trust	21,155	539,876	Standard Microsystems Corp.(1)	75,724	1,762,855
Gramercy Capital Corp.(1)	24,450	30,807
			Tessera Technologies, Inc.(1)	62,125	997,106
Home Properties, Inc.	37,132	1,673,539
			Volterra Semiconductor Corp.(1)	49,603	1,143,845
Inland Real Estate Corp.	27,990	221,681
					14,553,957
Kilroy Realty Corp.	39,860	1,185,038
			SOFTWARE — 3.3%
LTC Properties, Inc.	16,809	407,954
			ACI Worldwide, Inc.(1)	509	9,910
Medical Properties Trust, Inc.	85,043	802,806
			Actuate Corp.(1)	30,595	136,148
Mid-America Apartment
Communities, Inc.	34,247	1,762,693	Blackboard, Inc.(1)	19,702	735,476
Mission West Properties, Inc.	12,588	85,850	Deltek, Inc.(1)	3,225	26,897
National Health Investors, Inc.	3,597	138,700	Epicor Software Corp.(1)	38,106	304,467
National Retail Properties, Inc.	52,353	1,122,448	EPIQ Systems, Inc.(1)	12,236	158,212
Pebblebrook Hotel Trust(1)	21,841	411,703	Interactive Intelligence, Inc.(1)	9,479	155,740
Potlatch Corp.	9,040	322,999	Magma Design Automation, Inc.(1)	54,667	155,254
PS Business Parks, Inc.	30,659	1,710,159	Manhattan Associates, Inc.(1)	35,062	965,958
Sovran Self Storage, Inc.	21,229	730,915	Net 1 UEPS Technologies, Inc.(1)	11,706	156,978
Tanger Factory Outlet Centers	33,335	1,379,402	NetScout Systems, Inc.(1)	32,840	466,985
UMH Properties, Inc.	10,526	105,997	Opnet Technologies, Inc.	12,705	186,636
Universal Health Realty			Progress Software Corp.(1)	47,135	1,415,464
Income Trust	11,065	355,519
			QAD, Inc.(1)	4,788	19,774
Weingarten Realty Investors	4,640	88,392
		19,629,990	Quest Software, Inc.(1)	22,009	397,042
ROAD & RAIL — 1.0%			Radiant Systems, Inc.(1)	31,202	451,181
Dollar Thrifty Automotive			Rosetta Stone, Inc.(1)	54,964	1,261,973
Group, Inc.(1)	70,948	3,023,094	Symyx Technologies, Inc.(1)	54,298	272,033
Heartland Express, Inc.	16,352	237,431	TIBCO Software, Inc.(1)	195,902	2,362,578
		3,260,525	Tyler Technologies, Inc.(1)	21,973	341,021
SEMICONDUCTORS & SEMICONDUCTOR			Websense, Inc.(1)	19,578	370,024
EQUIPMENT — 4.6%
					10,349,751
Applied Micro Circuits Corp.(1)	25,202	264,117
			SPECIALTY RETAIL — 3.5%
ASM International NV			Asbury Automotive Group, Inc.(1)	7,983	84,141
New York Shares(1)	29,864	583,841
Cypress Semiconductor Corp.(1)	102,853	1,032,644	Books-A-Million, Inc.	12,012	72,312
DSP Group, Inc.(1)	20,508	131,046	Cato Corp. (The), Class A	33,286	732,958
Exar Corp.(1)	9,226	63,936	Children’s Place Retail
			Stores, Inc. (The)(1)	21,300	937,626
FEI Co.(1)	44,457	876,247
			Destination Maternity Corp.(1)	1,184	29,955
Integrated Device			Finish Line, Inc. (The), Class A	64,348	896,368
Technology, Inc.(1)	106,850	528,908
			Genesco, Inc.(1)	44,864	1,180,372
Integrated Silicon Solution, Inc.(1)	65,421	493,274
			Group 1 Automotive, Inc.(1)	9,555	224,829
Kopin Corp.(1)	43,371	147,028
			Hot Topic, Inc.	94,091	477,982
Lattice Semiconductor Corp.(1)	263,865	1,145,174
			Jo-Ann Stores, Inc.(1)	91,972	3,449,870
MEMSIC, Inc.(1)	2,920	6,599
			MarineMax, Inc.(1)	20,428	141,770
Micrel, Inc.	28,750	292,675
			Rent-A-Center, Inc.(1)	80,812	1,637,251
MKS Instruments, Inc.(1)	50,233	940,362
			Sonic Automotive, Inc., Class A(1)	46,789	400,514
RF Micro Devices, Inc.(1)	52,329	204,606

17

Small Company

	Shares	Value		Shares	Value
Stage Stores, Inc.	49,120	$ 524,602	TRADING COMPANIES & DISTRIBUTORS — 0.3%
Stein Mart, Inc.(1)	33,644	209,602	Applied Industrial
Ulta Salon Cosmetics &			Technologies, Inc.	5,743	$ 145,413
Fragrance, Inc.(1)	3,964	93,788	DXP Enterprises, Inc.(1)	5,239	81,990
		11,093,940	Kaman Corp.	6,232	137,852
TEXTILES, APPAREL & LUXURY GOODS — 2.3%			TAL International Group, Inc.	29,104	653,967
Carter’s, Inc.(1)	54,093	1,419,941			1,019,222
Culp, Inc.(1)	2,375	26,030	WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Fossil, Inc.(1)	19,658	682,133	USA Mobility, Inc.	43,833	566,322
Lacrosse Footwear, Inc.	1,504	25,327	TOTAL INVESTMENT
Liz Claiborne, Inc.(1)	71,513	301,785	SECURITIES — 99.7%
			(Cost $298,918,985)		312,257,509
Maidenform Brands, Inc.(1)	20,525	417,889	OTHER ASSETS AND
Oxford Industries, Inc.	22,884	478,962	LIABILITIES — 0.3%		1,044,369
Perry Ellis International, Inc.(1)	47,474	958,975	TOTAL NET ASSETS — 100.0%		$313,301,878
Quiksilver, Inc.(1)	89,643	331,679
RG Barry Corp.	4,417	48,720	Notes to Schedule of Investments
Skechers U.S.A., Inc., Class A(1)	752	27,463
Steven Madden Ltd.(1)	1,314	41,417	(1) Non-income producing.
Unifirst Corp.	18,844	829,513	Industry classifications are unaudited.
Volcom, Inc.(1)	17,557	326,033
Weyco Group, Inc.	1,842	41,961	See Notes to Financial Statements.
Wolverine World Wide, Inc.	46,147	1,163,827
		7,121,655
THRIFTS & MORTGAGE FINANCE — 0.6%
Bank Mutual Corp.	21,297	120,967
Brookline Bancorp., Inc.	6,571	58,350
Charter Financial Corp.	6,942	69,767
Dime Community Bancshares	6,484	79,948
Doral Financial Corp.(1)	23,286	56,818
Provident Financial Services, Inc.	47,958	560,629
TrustCo Bank Corp. NY	143,526	803,746
		1,750,225

18

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $298,918,985)	$ 312,257,509
Receivable for investments sold	11,145,915
Receivable for capital shares sold	89,488
Dividends and interest receivable	238,234
323,731,146

Liabilities
Disbursements in excess of demand deposit cash	1,834,970
Payable for investments purchased	7,557,388
Payable for capital shares redeemed	792,660
Accrued management fees	236,303
Service fees (and distribution fees — A Class and R Class) payable	7,931
Distribution fees payable	16
10,429,268

Net Assets	$313,301,878

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 543,256,159
Undistributed net investment income	96,967
Accumulated net realized loss on investment transactions	(243,389,772)
Net unrealized appreciation on investments	13,338,524
$ 313,301,878

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$234,726,891	38,148,922	$6.15
Institutional Class, $0.01 Par Value	$42,599,359	6,885,310	$6.19
A Class, $0.01 Par Value	$35,567,326	5,882,135	$6.05*
C Class, $0.01 Par Value	$23,951	3,906	$6.13
R Class, $0.01 Par Value	$384,351	63,932	$6.01
*Maximum offering price $6.42 (net asset value divided by 0.9425)

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Dividends	$ 3,973,650
Interest	5,291
3,978,941

Expenses:
Management fees	3,298,338
Distribution fees — C Class	65
Service fees — C Class	22
Distribution and service fees:
A Class	115,028
R Class	1,989
Directors’ fees and expenses	12,225
Other expenses	9,431
3,437,098

Net investment income (loss)	541,843

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	26,125,037
Futures contract transactions	(1,430,241)
24,694,796

Change in net unrealized appreciation (depreciation) on investments	68,949,450

Net realized and unrealized gain (loss)	93,644,246

Net Increase (Decrease) in Net Assets Resulting from Operations	$94,186,089

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 541,843	$ 1,889,862
Net realized gain (loss)	24,694,796	(210,078,743)
Change in net unrealized appreciation (depreciation)	68,949,450	(83,665,788)
Net increase (decrease) in net assets resulting from operations	94,186,089	(291,854,669)

Distributions to Shareholders
From net investment income:
Investor Class	(834,118)	(194,651)
Institutional Class	(749,236)	(382,762)
A Class	(74,356)	—
Decrease in net assets from distributions	(1,657,710)	(577,413)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(201,397,291)	(195,840,928)

Net increase (decrease) in net assets	(108,868,912)	(488,273,010)

Net Assets
Beginning of period	422,170,790	910,443,800
End of period	$ 313,301,878	$ 422,170,790

Undistributed net investment income	$96,967	$1,312,449

See Notes to Financial Statements.

21

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund seeks long-term capital growth by investing primarily in stocks of small companies. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the C Class commenced on March 1, 2010.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

22

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

23

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2010 was 0.89% for the Investor Class, A Class, C Class and R Class and 0.69% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010, were $169,092,081 and $370,041,301, respectively.

24

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended June 30, 2010(1)		Year ended June 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		300,000,000
Sold	6,026,003	$ 37,994,445	8,140,614	$ 43,124,091
Issued in reinvestment of distributions	124,183	726,474	36,272	174,470
Redeemed	(13,958,800)	(85,789,769)	(20,775,835)	(116,216,721)
	(7,808,614)	(47,068,850)	(12,598,949)	(72,918,160)
Institutional Class/Shares Authorized	100,000,000		150,000,000
Sold	2,248,248	13,629,955	6,172,373	33,468,783
Issued in reinvestment of distributions	125,008	733,796	76,048	366,551
Redeemed	(23,997,286)	(143,972,848)	(5,812,005)	(31,896,958)
	(21,624,030)	(129,609,097)	436,416	1,938,376
A Class/Shares Authorized	140,000,000		150,000,000
Sold	908,317	5,484,932	3,156,340	16,418,219
Issued in reinvestment of distributions	12,896	74,282	—	—
Redeemed	(5,064,490)	(30,286,455)	(24,106,346)	(141,417,268)
	(4,143,277)	(24,727,241)	(20,950,006)	(124,999,049)
C Class/Shares Authorized	10,000,000		N/A
Sold	3,906	25,000
R Class/Shares Authorized	10,000,000		10,000,000
Sold	30,549	173,724	40,629	187,307
Redeemed	(32,215)	(190,827)	(8,292)	(49,402)
	(1,666)	(17,103)	32,337	137,905
Net increase (decrease)	(33,573,681)	$(201,397,291)	(33,080,202)	$(195,840,928)
(1) March 1, 2010 (commencement of sale) through June 30, 2010 for the C Class.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

As of June 30, 2010, the valuation inputs used to determine the fair value of the investment securities were classified as Level 1. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

25

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments on the Statement of Assets and Liabilities. For the year ended June 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $(1,430,241) in net realized gain (loss) on futures contract transactions.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2010, the fund did not utilize the program.

8. Risk Factors

The fund concentrates its investments in stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

26

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$1,657,710	$577,413
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$299,489,361
Gross tax appreciation of investments	$ 41,966,409
Gross tax depreciation of investments	(29,198,261)
Net tax appreciation (depreciation) of investments	$ 12,768,148
Undistributed ordinary income	$145,046
Accumulated capital losses	$(242,867,475)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(83,736,640) and $(159,130,835) expire in 2017 and 2018, respectively.

27

10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010. Management agreements for new share classes of the fund that were launched after February 16, 2010 did not terminate, have not been replaced by interim agreements, and do not require approval of new agreements.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2010.

For corporate taxpayers, the fund hereby designates $1,657,710, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2010 as qualified for the corporate dividends received deduction.

28

Financial Highlights

Small Company

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.00	$7.76	$10.77	$9.88	$9.77	$10.19
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.02	—(3)	0.01	—(3)	0.01
Net Realized and
Unrealized Gain (Loss)	1.16	(2.78)	(2.01)	0.88	0.61	0.71
Total From
Investment Operations	1.17	(2.76)	(2.01)	0.89	0.61	0.72
Distributions
From Net
Investment Income	(0.02)	—(3)	(0.02)	—	(0.01)	—(3)
From Net
Realized Gains	—	—	(0.98)	—	(0.49)	(1.14)
Total Distributions	(0.02)	—(3)	(1.00)	—	(0.50)	(1.14)
Net Asset Value,
End of Period	$6.15	$5.00	$7.76	$10.77	$9.88	$9.77

Total Return(4)	23.39%	(35.51)%	(19.13)%	9.01%	6.15%	7.13%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.90%	0.90%	0.87%	0.87%(5)	0.87%	0.87%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.12%	0.33%	0.06%	0.23%(5)	0.05%	0.14%
Portfolio Turnover Rate	44%	92%	105%	61%	122%	132%
Net Assets, End of Period
(in thousands)	$234,727	$229,568	$454,464	$910,093	$924,133	$1,040,036
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

29

Small Company

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.02	$7.79	$10.80	$9.90	$9.80	$10.21
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.03	0.02	0.02	0.02	0.04
Net Realized and
Unrealized Gain (Loss)	1.18	(2.79)	(2.02)	0.88	0.61	0.71
Total From
Investment Operations	1.20	(2.76)	(2.00)	0.90	0.63	0.75
Distributions
From Net
Investment Income	(0.03)	(0.01)	(0.03)	—	(0.04)	(0.02)
From Net
Realized Gains	—	—	(0.98)	—	(0.49)	(1.14)
Total Distributions	(0.03)	(0.01)	(1.01)	—	(0.53)	(1.16)
Net Asset Value,
End of Period	$6.19	$5.02	$7.79	$10.80	$9.90	$9.80

Total Return(3)	23.87%	(35.38)%	(18.99)%	9.09%	6.44%	7.26%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.70%	0.70%	0.67%	0.67%(4)	0.67%	0.67%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.32%	0.53%	0.26%	0.43%(4)	0.25%	0.34%
Portfolio Turnover Rate	44%	92%	105%	61%	122%	132%
Net Assets, End of Period
(in thousands)	$42,599	$143,028	$218,820	$386,240	$383,412	$426,545
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

30

Small Company

A Class(1)
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(2)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.91	$7.65	$10.64	$9.78	$9.69	$10.12
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.01)	—(4)	(0.02)	—(4)	(0.02)	(0.01)
Net Realized and
Unrealized Gain (Loss)	1.16	(2.74)	(1.98)	0.86	0.60	0.70
Total From
Investment Operations	1.15	(2.74)	(2.00)	0.86	0.58	0.69
Distributions
From Net
Investment Income	(0.01)	—	(0.01)	—	—	—
From Net
Realized Gains	—	—	(0.98)	—	(0.49)	(1.12)
Total Distributions	(0.01)	—	(0.99)	—	(0.49)	(1.12)
Net Asset Value,
End of Period	$6.05	$4.91	$7.65	$10.64	$9.78	$9.69

Total Return(5)	23.40%	(35.82)%	(19.30)%	8.79%	6.02%	6.74%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.15%	1.15%	1.12%	1.12%(6)	1.12%	1.12%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.13)%	0.08%	(0.19)%	(0.02)%(6)	(0.20)%	(0.11)%
Portfolio Turnover Rate	44%	92%	105%	61%	122%	132%
Net Assets, End of Period
(in thousands)	$35,567	$49,253	$236,906	$358,347	$355,778	$364,400
(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

31

Small Company

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.40
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.25)
Total From Investment Operations	(0.27)
Net Asset Value, End of Period	$6.13

Total Return(3)	(4.22)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.90%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.79)%(4)
Portfolio Turnover Rate	44%(5)
Net Assets, End of Period (in thousands)	$24
(1) March 1, 2010 (commencement of sale) through June 30, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2010.

See Notes to Financial Statements.

32

Small Company

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.89	$7.63	$10.63	$9.78	$9.72	$10.15
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	(0.01)	(0.04)	(0.01)	(0.05)	(0.03)
Net Realized and
Unrealized Gain (Loss)	1.14	(2.73)	(1.98)	0.86	0.60	0.71
Total From
Investment Operations	1.12	(2.74)	(2.02)	0.85	0.55	0.68
Distributions
From Net
Realized Gains	—	—	(0.98)	—	(0.49)	(1.11)
Net Asset Value,
End of Period	$6.01	$4.89	$7.63	$10.63	$9.78	$9.72

Total Return(3)	22.90%	(35.91)%	(19.51)%	8.69%	5.70%	6.54%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.40%	1.40%	1.37%	1.37%(4)	1.37%	1.34%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.38)%	(0.17)%	(0.44)%	(0.27)%(4)	(0.45)%	(0.33)%(5)
Portfolio Turnover Rate	44%	92%	105%	61%	122%	132%
Net Assets, End of Period
(in thousands)	$384	$321	$254	$395	$353	$6,175
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period. For the years before June 30, 2007, the fund’s fiscal year end was December 31.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	During the year ended December 31, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.37% and (0.36)%, respectively.

See Notes to Financial Statements.

33

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Company Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

34

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.):

Frederick L.A. Grauer	For:	4,067,909,978
	Withhold:	174,470,448
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A and R Classes	For:	183,593,953
	Against:	2,874,064
	Abstain:	3,519,193
	Broker Non-Vote:	11,050,607

Institutional Class	For:	24,719,483
	Against:	142,697
	Abstain:	403,809
	Broker Non-Vote:	74,692

35

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors

John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

36

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

37

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

38

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to February 2007); Executive Vice
(1963)	since 2007	President, ACC (November 2005 to February 2007); Global Chief Operating
Officer and Managing Director, Morgan Stanley (March 2000 to November
2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive
Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Barry Fink	Executive Vice	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

39

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreeement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.*

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

*Management agreements for new share classes of the Fund launched after February 16, 2010, did not terminate, have not been replaced by Interim
Management Agreements, and do not require Board or shareholder approval at this time.

40

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

41

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

42

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

43

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to

44

the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

45

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

46

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

47

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

The S&P SmallCap 600 Index, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

48

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69053

Annual Report
June 30, 2010

American Century Investments®

NT Small Company Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

NT Small Company

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Five Largest Overweights	8
Five Largest Underweights.	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	28

Other Information

Proxy Voting Results	29
Management	30
Board Approval of Management Agreements	34
Additional Information	40
Index Definitions	41

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Stocks Rallied as Economy Improved

U.S. stocks posted double-digit gains for the 12 months ended June 30, 2010, thanks largely to improving economic conditions and unexpectedly strong corporate earnings. As the period began, the U.S. economy was starting to show early signs of recovery following a sharp downturn in late 2008 and early 2009. Led by improving results in manufacturing activity, housing, and consumer spending, the economy posted positive growth in the third and fourth quarters of 2009 after four consecutive quarters of declining output. By the first quarter of 2010, jobs data turned positive, providing further evidence of a burgeoning economic recovery.

In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins. Rising demand for delayed big-ticket purchases, such as cars and appliances, also contributed to stronger earnings. As a result, stocks rose steadily for much of the period, with the major equity indices advancing by more than 30% from the beginning of the period through April 30, 2010.

Growing Uncertainty Led to Late Decline

Market conditions changed abruptly in the last two months of the period as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. With these headwinds, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

Although stocks gave back a notable portion of their gains late in the period, the broad market indices returned approximately 15% overall for the 12 months. Mid- and small-cap stocks posted the best returns (see the table below), outpacing large-cap shares, while value stocks outperformed growth-oriented issues across all market capitalizations.

U.S. Stock Index Returns
For the 12 months ended June 30, 2010
Russell 1000 Index (Large-Cap)	15.24%	Russell 2000 Index (Small-Cap)	21.48%
Russell 1000 Value Index	16.92%	Russell 2000 Value Index	25.07%
Russell 1000 Growth Index	13.62%	Russell 2000 Growth Index	17.96%
Russell Midcap Index	25.13%
Russell Midcap Value Index	28.91%
Russell Midcap Growth Index	21.30%

3

Performance

NT Small Company

Total Returns as of June 30, 2010
			Average
			Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACLOX	23.50%	-8.71%	5/12/06
S&P SmallCap 600 Index	—	23.64%	-2.77%	—

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

NT Small Company

*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

NT Small Company

Portfolio Managers: Brian Garbe and Tal Sansani

In June 2010, portfolio managers Matti Von Türk, Tom Vaiana, and Brian Ertley left American Century Investments to pursue other opportunities. Following their departures, Brian Garbe, a veteran portfolio manager with 22 years of experience, and Tal Sansani, a quantitative analyst who has been with the firm since 2005, became portfolio managers for NT Small Company.

Performance Summary

NT Small Company returned 23.50% for the 12 months ended June 30, 2010, compared with the 23.64% return of its benchmark, the S&P SmallCap 600 Index.

The gain of more than 20% for NT Small Company and the S&P SmallCap 600 Index reflected the broad advance in the U.S. equity market and the outperformance of small-cap stocks during the 12-month period. NT Small Company performed roughly in line with its benchmark, narrowly trailing the index’s return. Individual stock selection, which is typically the primary driver of relative performance, was mixed during the period as strong results in the industrials and information technology sectors were offset by weakness in the financials and consumer discretionary sectors.

Financials and Consumer Discretionary Lagged

The fund’s holdings in the financials and consumer discretionary sectors had the biggest negative impact on performance versus the S&P SmallCap 600 Index for the 12 months. An overweight position in capital markets firms and an underweight position in real estate investment trusts contributed the bulk of the underperformance in the financials sector. The most significant individual detractor was asset manager Calamos Asset Management, which was hurt by weak inflows into its stock mutual funds, as well as increased market volatility late in the period. Uncertainty about pending financial reform and regulatory changes for options trading weighed on several of the portfolio’s brokerage holdings, including TradeStation Group, Investment Technology Group, and optionsXpress Holdings.

In the consumer discretionary sector, stock selection among apparel makers and consumer services companies detracted the most. For-profit education firm Corinthian Colleges was adversely affected by growing debt issues among students at private educational institutions, as well as the potential for more stringent regulatory requirements. Aaron’s, a furniture and electronics rental chain, declined as weaker revenues led the company to shutter its office furniture business.

Materials and Energy Were Mixed

Although the portfolio’s materials and energy holdings outperformed their respective counterparts in the benchmark index, several of the most significant individual detractors in the portfolio came from these two sectors. Examples included chemicals producer Koppers Holdings, which was held back by a lagging recovery in its end markets, and energy construction and engineering firm Willbros Group, which posted losses amid low levels of pipeline construction activity in North America.

6

NT Small Company

On the positive side, the top performance contributor in the materials sector was specialty chemicals company Solutia, which strengthened its balance sheet and benefited from its exposure to the rebounding automotive and renewable energy markets. In the energy sector, the leading contributor was coal producer Alpha Natural Resources, which enjoyed increased demand for metallurgical coal used in steelmaking.

Industrials and Technology Outperformed

Stock selection was most successful in the industrials and information technology sectors of the portfolio. Virtually all of the outperformance in the industrials sector resulted from strong results among road and rail stocks, and one company in particular—auto rental firm Dollar Thrifty Automotive Group. The company boosted profitability thanks to debt reductions and improved cost management, and its stock price also got a lift late in the period as rivals Hertz Global Holdings and Avis Budget Group began a bidding war to acquire the company.

In the information technology sector, stock choices among software companies and electronic equipment manufacturers added the most value. The best contributors included technology marketing and consulting firm Acxiom, which consistently surpassed earnings expectations as demand increased, and semiconductor manufacturer Skyworks Solutions, which benefited from robust demand resulting from the proliferation of mobile internet devices.

Other top contributors included fabric store chain Jo-Ann Stores and IT staffing firm COMSYS IT Partners. Jo-Ann Stores rallied as same-store sales growth improved and profit margins increased, enabling the company to raise profit guidance for the full year. COMSYS advanced sharply following an agreement to be acquired by employment services provider Manpower.

A Look Ahead

The market environment has grown increasingly choppy in recent months, reflecting greater uncertainty about the resilience of the economic recovery. Although most businesses weathered the 2008 recession relatively well, stubbornly high unemployment suggests that the corporate sector is not yet confident enough in the strength of the recovery to expand payrolls. This economic uncertainty—and the stock market volatility that often accompanies it—is likely to continue as we move into the second half of 2010.

The quantitative investment process we use to manage NT Small Company has a framework that is objective, disciplined, and systematic—in other words, it avoids getting caught up in the fads and emotions that can drive short-term market movements. We believe this approach will produce superior relative performance over the long term.

7

NT Small Company

Top Ten Holdings
		% of net assets as of 6/30/10
EMCOR Group, Inc.		1.1%
Jo-Ann Stores, Inc.		1.1%
Cubist Pharmaceuticals, Inc.		1.0%
Skyworks Solutions, Inc.		1.0%
Arris Group, Inc.		1.0%
CEC Entertainment, Inc.		1.0%
Dollar Thrifty Automotive Group, Inc.		1.0%
CSG Systems International, Inc.		1.0%
Equity LifeStyle Properties, Inc.		0.9%
TreeHouse Foods, Inc.		0.9%

Five Largest Overweights as of June 30, 2010
	% of net assets	% of S&P SmallCap 600 Index
Dollar Thrifty Automotive Group, Inc.	0.97%	—
Equity LifeStyle Properties, Inc.	0.93%	—
Jo-Ann Stores, Inc.	1.10%	0.26%
Cooper Tire & Rubber Co.	0.83%	—
CSG Systems International, Inc.	0.96%	0.16%

Five Largest Underweights as of June 30, 2010
	% of net assets	% of S&P SmallCap 600 Index
East West Bancorp, Inc.	—	0.58%
Salix Pharmaceuticals Ltd.	—	0.57%
Varian Semiconductor Equipment Associates, Inc.	—	0.55%
Watsco, Inc.	—	0.48%
Concur Technologies, Inc.	—	0.47%

Types of Investments in Portfolio
		% of net assets as of 6/30/10
Common Stocks		99.6%
Temporary Cash Investments		0.6%
Other Assets and Liabilities		(0.2)%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual	$1,000	$998.60	$3.42	0.69%
Hypothetical	$1,000	$1,021.37	$3.46	0.69%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NT Small Company

JUNE 30, 2010
	Shares	Value		Shares	Value
Common Stocks — 99.6%			QLT, Inc.(1)	6,652	$ 38,249
AEROSPACE & DEFENSE — 3.0%			Vanda Pharmaceuticals, Inc.(1)	8,075	53,376
AAR Corp.(1)	8,686	$ 145,404			1,414,059
American Science &			BUILDING PRODUCTS — 0.7%
Engineering, Inc.	1,872	142,665	Apogee Enterprises, Inc.	16,947	183,536
Applied Signal Technology, Inc.	3,702	72,744	Gibraltar Industries, Inc.(1)	17,210	173,821
Astronics Corp.(1)	822	13,448	Simpson Manufacturing Co., Inc.	7,748	190,213
Ceradyne, Inc.(1)	3,516	75,137			547,570
Cubic Corp.	14,565	529,875	CAPITAL MARKETS — 1.7%
Curtiss-Wright Corp.	703	20,415	BGC Partners, Inc., Class A	18,432	94,187
Ducommun, Inc.	4,214	72,059	Calamos Asset Management, Inc.,
Esterline Technologies Corp.(1)	5,015	237,962	Class A	32,153	298,380
			Evercore Partners, Inc., Class A	2,253	52,608
GenCorp, Inc.(1)	10,481	45,907
			Gladstone Capital Corp.	1,863	20,139
Moog, Inc., Class A(1)	7,742	249,525
			Gladstone Investment Corp.	3,740	21,804
Orbital Sciences Corp.(1)	17,550	276,763
			Hercules Technology Growth
Teledyne Technologies, Inc.(1)	1,055	40,702	Capital, Inc.	16,900	155,649
Triumph Group, Inc.	5,710	380,457	Investment Technology
		2,303,063	Group, Inc.(1)	16,161	259,546
AIR FREIGHT & LOGISTICS — 0.6%			MCG Capital Corp.	813	3,927
Atlas Air Worldwide			NGP Capital Resources Co.	2,824	20,248
Holdings, Inc.(1)	3,282	155,895	optionsXpress Holdings, Inc.(1)	23,749	373,809
Forward Air Corp.	580	15,805	TradeStation Group, Inc.(1)	2,923	19,730
Hub Group, Inc., Class A(1)	10,465	314,055			1,320,027
		485,755	CHEMICALS — 2.2%
AIRLINES — 0.4%			A. Schulman, Inc.	16,623	315,172
Allegiant Travel Co.	944	40,300	Innophos Holdings, Inc.	21,707	566,118
Hawaiian Holdings, Inc.(1)	18,648	96,410	Innospec, Inc.(1)	8,052	75,528
Republic Airways Holdings, Inc.(1)	9,047	55,277	KMG Chemicals, Inc.	4,363	62,653
SkyWest, Inc.	8,460	103,381	Koppers Holdings, Inc.	15,045	338,212
		295,368	Minerals Technologies, Inc.	959	45,591
AUTO COMPONENTS — 1.6%			OM Group, Inc.(1)	1,000	23,860
Cooper Tire & Rubber Co.	32,475	633,263	PolyOne Corp.(1)	7,026	59,159
Hawk Corp., Class A(1)	14,487	368,694	Stepan Co.	2,431	166,353
Spartan Motors, Inc.	13,823	58,057			1,652,646
Standard Motor Products, Inc.	20,976	169,276	COMMERCIAL BANKS — 6.0%
		1,229,290	Bank of Hawaii Corp.	8,240	398,404
BIOTECHNOLOGY — 1.8%			Bank of the Ozarks, Inc.	1,200	42,564
Cubist Pharmaceuticals, Inc.(1)	38,190	786,714	Banner Corp.	4,890	9,682
Emergent Biosolutions, Inc.(1)	8,186	133,759	Boston Private Financial
Infinity Pharmaceuticals, Inc.(1)	1,107	6,542	Holdings, Inc.	18,552	119,289
Martek Biosciences Corp.(1)	15,064	357,167	City Holding Co.	237	6,608
OncoGenex Pharmaceutical, Inc.(1)	1,704	22,919	City National Corp.	2,466	126,333
Osiris Therapeutics, Inc.(1)	2,639	15,333	Columbia Banking System, Inc.	4,928	89,985
			Community Bank System, Inc.	10,081	222,084

11

NT Small Company

	Shares	Value		Shares	Value
CVB Financial Corp.	15,377	$ 146,082	COMMUNICATIONS EQUIPMENT — 2.5%
Enterprise Financial Services Corp.	781	7,529	Anaren, Inc.(1)	1,653	$ 24,696
First Bancorp.(1)	7,124	3,776	Arris Group, Inc.(1)	74,144	755,527
First Financial Bankshares, Inc.	394	18,948	Comtech Telecommunications
First Midwest Bancorp., Inc.	17,436	212,022	Corp.(1)	7,439	222,649
Glacier Bancorp., Inc.	1,664	24,411	Harmonic, Inc.(1)	26,570	144,541
Hancock Holding Co.	6,433	214,605	InterDigital, Inc.(1)	7,072	174,608
Hanmi Financial Corp.(1)	1,590	2,003	Oplink Communications, Inc.(1)	1,067	15,290
IBERIABANK Corp.	677	34,852	Opnext, Inc.(1)	7,137	11,776
Independent Bank Corp.	2,530	62,440	PC-Tel, Inc.(1)	4,415	22,252
MainSource Financial Group, Inc.	2,347	16,828	Powerwave Technologies, Inc.(1)	18,618	28,672
Nara Bancorp., Inc.(1)	6,123	51,617	Seachange International, Inc.(1)	5,788	47,635
NBT Bancorp., Inc.	9,862	201,382	Sierra Wireless, Inc.(1)	24,963	166,004
Old Second Bancorp., Inc.	1,967	3,934	Symmetricom, Inc.(1)	18,032	91,783
Pacific Capital Bancorp. NA(1)	7,103	5,114	Tekelec(1)	13,952	184,724
PacWest Bancorp.	3,691	67,582			1,890,157
Prosperity Bancshares, Inc.	8,242	286,410	COMPUTERS & PERIPHERALS — 1.4%
S&T Bancorp., Inc.	669	13,219	Cray, Inc.(1)	4,762	26,572
Santander BanCorp(1)	1,064	13,449
			Hypercom Corp.(1)	4,646	21,557
Signature Bank(1)	9,885	375,729
			Novatel Wireless, Inc.(1)	39,592	227,258
Southwest Bancorp., Inc.	3,803	50,542	Rimage Corp.(1)	939	14,864
Sterling Bancorp.	9,806	88,254	STEC, Inc.(1)	17,939	225,314
Sterling Bancshares, Inc.	22,082	104,006	Synaptics, Inc.(1)	19,421	534,078
SVB Financial Group(1)	8,556	352,764
					1,049,643
Tompkins Financial Corp.	3,118	117,705	CONSTRUCTION & ENGINEERING — 2.3%
Trustmark Corp.	4,958	103,226	Comfort Systems USA, Inc.	9,781	94,484
UMB Financial Corp.	10,024	356,453	Dycom Industries, Inc.(1)	39,327	336,246
Umpqua Holdings Corp.	19,511	223,986
			EMCOR Group, Inc.(1)	36,971	856,618
United Bankshares, Inc.	5,376	128,702
			Insituform Technologies, Inc.,
United Community Banks, Inc.(1)	4,576	18,075	Class A(1)	9,109	186,552
West Bancorp., Inc.(1)	1,343	9,146	Michael Baker Corp.(1)	5,678	198,162
Westamerica Bancorp.	2,529	132,823	Sterling Construction Co., Inc.(1)	4,342	56,186
Western Alliance Bancorp.(1)	3,730	26,744			1,728,248
Wilshire Bancorp., Inc.	9,659	84,516	CONSUMER FINANCE — 1.1%
		4,573,823	Advance America Cash
COMMERCIAL SERVICES & SUPPLIES — 1.1%			Advance Centers, Inc.	38,010	156,981
American Reprographics Co.(1)	7,066	61,686	Cash America International, Inc.	7,821	268,026
APAC Customer Services, Inc.(1)	12,370	70,509	First Cash Financial
			Services, Inc.(1)	7,213	157,243
ATC Technology Corp.(1)	16,362	263,755
			First Marblehead Corp. (The)(1)	7,885	18,530
Consolidated Graphics, Inc.(1)	1,346	58,201
M&F Worldwide Corp.(1)	1,591	43,116	QC Holdings, Inc.	1,885	6,937
Tetra Tech, Inc.(1)	14,693	288,130	Rewards Network, Inc.	448	6,124
			World Acceptance Corp.(1)	5,162	197,756
US Ecology, Inc.	1,290	18,795
Waste Services, Inc.(1)	1,957	22,819			811,597
		827,011

12

NT Small Company

	Shares	Value		Shares	Value
CONTAINERS & PACKAGING — 0.7%			Electro Scientific Industries, Inc.(1)	6,824	$ 91,169
Boise, Inc.(1)	5,734	$ 31,480	Gerber Scientific, Inc.(1)	6,575	35,176
Rock-Tenn Co., Class A	10,832	538,025	Insight Enterprises, Inc.(1)	25,669	337,804
		569,505	Mercury Computer Systems, Inc.(1)	4,703	55,166
DISTRIBUTORS — 0.2%			Methode Electronics, Inc.	59,102	575,653
Core-Mark Holding Co., Inc.(1)	4,251	116,477	Multi-Fineline Electronix, Inc.(1)	485	12,106
DIVERSIFIED CONSUMER SERVICES — 2.0%			Newport Corp.(1)	10,081	91,334
Capella Education Co.(1)	5,065	412,038	PAR Technology Corp.(1)	1,167	5,998
Coinstar, Inc.(1)	6,741	289,661	Plexus Corp.(1)	467	12,488
Corinthian Colleges, Inc.(1)	25,033	246,575	Radisys Corp.(1)	12,149	115,658
Hillenbrand, Inc.	15,639	334,518	Tech Data Corp.(1)	7,114	253,401
Mac-Gray Corp.	698	7,776	Technitrol, Inc.	18,249	57,667
Pre-Paid Legal Services, Inc.(1)	2,222	101,079	Tessco Technologies, Inc.	627	10,471
Universal Technical Institute, Inc.(1)	5,221	123,424	Vishay Intertechnology, Inc.(1)	1,275	9,869
		1,515,071			2,629,390
DIVERSIFIED FINANCIAL SERVICES — 0.7%			ENERGY EQUIPMENT & SERVICES — 1.9%
PHH Corp.(1)	29,871	568,744	Basic Energy Services, Inc.(1)	2,199	16,932
DIVERSIFIED TELECOMMUNICATION			Cal Dive International, Inc.(1)	8,094	47,350
SERVICES — 0.2%
			Dawson Geophysical Co.(1)	2,863	60,896
IDT Corp., Class B(1)	7,265	92,629
			Dril-Quip, Inc.(1)	5,826	256,460
Neutral Tandem, Inc.(1)	4,091	46,024
			ENGlobal Corp.(1)	5,826	12,002
		138,653
			ION Geophysical Corp.(1)	7,647	26,612
ELECTRIC UTILITIES — 0.8%
Central Vermont Public			Lufkin Industries, Inc.	930	36,261
Service Corp.	6,007	118,578	Matrix Service Co.(1)	13,516	125,834
Maine & Maritimes Corp.	1,529	67,750	Oil States International, Inc.(1)	15,958	631,618
UIL Holdings Corp.	2,952	73,889	T-3 Energy Services, Inc.(1)	3,938	109,870
UniSource Energy Corp.	11,112	335,360	TGC Industries, Inc.(1)	3,843	11,644
		595,577	Willbros Group, Inc.(1)	15,572	115,233
ELECTRICAL EQUIPMENT — 1.0%					1,450,712
AZZ, Inc.	5,468	201,058	FOOD & STAPLES RETAILING — 1.2%
EnerSys(1)	6,957	148,671	Andersons, Inc. (The)	16,384	533,955
General Cable Corp.(1)	302	8,048	Casey’s General Stores, Inc.	2,422	84,528
GrafTech International Ltd.(1)	12,471	182,326	Nash Finch Co.	4,151	141,798
II-VI, Inc.(1)	258	7,645	United Natural Foods, Inc.(1)	5,304	158,483
Powell Industries, Inc.(1)	8,032	219,595			918,764
		767,343	FOOD PRODUCTS — 2.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS &			American Italian Pasta Co.,
COMPONENTS — 3.4%			Class A(1)	5,234	276,722
Agilysys, Inc.	4,567	30,553	Diamond Foods, Inc.	3,151	129,506
Anixter International, Inc.(1)	1,375	58,575	Dole Food Co., Inc.(1)	5,010	52,254
Benchmark Electronics, Inc.(1)	28,370	449,664	J&J Snack Foods Corp.	5,638	237,360
Brightpoint, Inc.(1)	11,554	80,878	Overhill Farms, Inc.(1)	22,822	134,421
Celestica, Inc.(1)	30,192	243,348	TreeHouse Foods, Inc.(1)	14,763	674,079
CPI International, Inc.(1)	775	12,082			1,504,342
CTS Corp.	9,776	90,330

13

NT Small Company

	Shares	Value		Shares	Value
GAS UTILITIES — 1.9%			Providence Service Corp. (The)(1)	1,902	$ 26,628
Laclede Group, Inc. (The)	9,313	$ 308,540	PSS World Medical, Inc.(1)	18,435	389,900
New Jersey Resources Corp.	15,488	545,178	Res-Care, Inc.(1)	1,956	18,895
Northwest Natural Gas Co.	807	35,161	Triple-S Management Corp.,
Piedmont Natural Gas Co., Inc.	1,670	42,251	Class B(1)	9,828	182,309
South Jersey Industries, Inc.	4,365	187,520	U.S. Physical Therapy, Inc.(1)	623	10,516
Southwest Gas Corp.	10,041	296,209			3,345,014
		1,414,859	HEALTH CARE TECHNOLOGY — 0.4%
HEALTH CARE EQUIPMENT & SUPPLIES — 3.9%			Eclipsys Corp.(1)	6,744	120,313
American Medical Systems			Medidata Solutions, Inc.(1)	9,753	151,074
Holdings, Inc.(1)	20,292	448,859
			Quality Systems, Inc.	1,055	61,179
Cantel Medical Corp.	2,817	47,044			332,566
Cooper Cos., Inc. (The)	11,545	459,375	HOTELS, RESTAURANTS & LEISURE — 3.3%
Cyberonics, Inc.(1)	8,665	205,187
			AFC Enterprises, Inc.(1)	27,923	254,099
Exactech, Inc.(1)	692	11,819
			CEC Entertainment, Inc.(1)	21,065	742,752
Greatbatch, Inc.(1)	5,568	124,222	Cracker Barrel Old Country
Haemonetics Corp.(1)	3,182	170,301	Store, Inc.	12,162	566,263
HealthTronics, Inc.(1)	3,124	15,089	Einstein Noah Restaurant
			Group, Inc.(1)	2,123	22,907
ICU Medical, Inc.(1)	63	2,027
Integra LifeSciences			Isle of Capri Casinos, Inc.(1)	15,478	143,326
Holdings Corp.(1)	8,729	322,973	Multimedia Games, Inc.(1)	4,319	19,436
Invacare Corp.	29,296	607,599	O’Charleys, Inc.(1)	4,334	22,970
Kensey Nash Corp.(1)	13,822	327,720	Papa John’s International, Inc.(1)	332	7,676
Medical Action Industries, Inc.(1)	1,210	14,508	Peet’s Coffee & Tea, Inc.(1)	9,803	384,964
Quidel Corp.(1)	14,736	187,000	PF Chang’s China Bistro, Inc.	8,002	317,279
Symmetry Medical, Inc.(1)	5,105	53,807	Ruth’s Hospitality Group, Inc.(1)	2,508	10,484
Theragenics Corp.(1)	5,501	6,326	Texas Roadhouse, Inc.(1)	610	7,698
		3,003,856			2,499,854
HEALTH CARE PROVIDERS & SERVICES — 4.4%			HOUSEHOLD DURABLES — 0.7%
Amedisys, Inc.(1)	3,594	158,028	American Greetings Corp., Class A	3,066	57,518
America Service Group, Inc.	1,174	20,193	Blyth, Inc.	2,039	69,469
AMN Healthcare Services, Inc.(1)	10,778	80,620	Brookfield Homes Corp.(1)	1,300	8,762
Amsurg Corp.(1)	2,181	38,866	Furniture Brands
			International, Inc.(1)	11,263	58,793
Centene Corp.(1)	29,124	626,166
			Kid Brands, Inc.(1)	1,813	12,745
Cross Country Healthcare, Inc.(1)	3,274	29,433
			La-Z-Boy, Inc.(1)	15,358	114,110
Gentiva Health Services, Inc.(1)	6,997	188,989
			Meritage Homes Corp.(1)	8,693	141,522
Healthspring, Inc.(1)	11,948	185,314
			Standard Pacific Corp.(1)	24,121	80,323
HMS Holdings Corp.(1)	4,578	248,219
			Universal Electronics, Inc.(1)	1,587	26,392
LHC Group, Inc.(1)	11,961	331,918
Magellan Health Services, Inc.(1)	8,423	305,923			569,634
Molina Healthcare, Inc.(1)	12,883	371,030	HOUSEHOLD PRODUCTS — 0.5%
			Central Garden and Pet Co.,
Nighthawk Radiology			Class A(1)	40,598	364,164
Holdings, Inc.(1)	1,554	4,025
			INDEPENDENT POWER PRODUCERS &
NovaMed, Inc.(1)	1,634	13,562	ENERGY TRADERS — 0.5%
PharMerica Corp.(1)	7,809	114,480	Mirant Corp.(1)	33,098	349,515

14

NT Small Company

	Shares	Value		Shares	Value
INDUSTRIAL CONGLOMERATES — 0.3%			Openwave Systems, Inc.(1)	11,464	$ 23,272
Carlisle Cos., Inc.	4,193	$ 151,493	United Online, Inc.	23,300	134,208
Standex International Corp.	2,581	65,429			1,210,002
		216,922	IT SERVICES — 2.8%
INSURANCE — 3.3%			Acxiom Corp.(1)	32,549	478,145
Allied World Assurance Co.			CACI International, Inc., Class A(1)	4,410	187,337
Holdings Ltd.	13,675	620,572	CIBER, Inc.(1)	41,315	114,442
American Financial Group, Inc.	16,101	439,879
			CSG Systems International, Inc.(1)	40,108	735,180
American Physicians Capital, Inc.	599	18,479
			Global Cash Access Holdings, Inc.(1)	27,977	201,714
American Safety Insurance
Holdings Ltd.(1)	4,355	68,461	Lionbridge Technologies, Inc.(1)	5,480	25,043
Argo Group International			PRGX Global, Inc.(1)	8,104	33,632
Holdings Ltd.	1,512	46,252	TeleTech Holdings, Inc.(1)	13,698	176,567
Aspen Insurance Holdings Ltd.	13,446	332,654	VeriFone Systems, Inc.(1)	8,573	162,287
Delphi Financial Group, Inc.,					2,114,347
Class A	2,367	57,778	LEISURE EQUIPMENT & PRODUCTS — 1.0%
eHealth, Inc.(1)	1,917	21,796
			Arctic Cat, Inc.(1)	5,179	47,181
FBL Financial Group, Inc., Class A	2,028	42,588	Brunswick Corp.	599	7,446
First Mercury Financial Corp.	14,529	153,717
			JAKKS Pacific, Inc.(1)	1,247	17,932
Flagstone Reinsurance Holdings SA	4,457	48,225
			Nautilus, Inc.(1)	4,999	7,598
Hallmark Financial Services(1)	5,257	52,307
			Polaris Industries, Inc.	8,097	442,258
Horace Mann Educators Corp.	10,800	165,240
			Smith & Wesson Holding Corp.(1)	23,421	95,792
Maiden Holdings Ltd.	20,656	135,710
Meadowbrook Insurance			Sport Supply Group, Inc.	6,193	83,358
Group, Inc.	9,149	78,956	Sturm, Ruger & Co., Inc.	5,753	82,440
National Financial Partners Corp.(1)	1,859	18,162			784,005
Navigators Group, Inc. (The)(1)	2,624	107,925	LIFE SCIENCES TOOLS & SERVICES — 0.1%
NYMAGIC, Inc.	155	2,990	Dionex Corp.(1)	102	7,595
Platinum Underwriters			eResearchTechnology, Inc.(1)	3,459	27,257
Holdings Ltd.	600	21,774	PAREXEL International Corp.(1)	1,722	37,333
PMA Capital Corp., Class A(1)	2,340	15,327			72,185
SeaBright Holdings, Inc.	1,294	12,267	MACHINERY — 3.9%
Universal Insurance Holdings, Inc.	8,092	33,825	Alamo Group, Inc.	3,554	77,122
		2,494,884	Altra Holdings, Inc.(1)	5,960	77,599
INTERNET & CATALOG RETAIL — 0.3%			American Railcar Industries, Inc.(1)	5,300	64,024
NutriSystem, Inc.	5,569	127,753	Briggs & Stratton Corp.	2,614	44,490
Shutterfly, Inc.(1)	2,818	67,519	Chart Industries, Inc.(1)	21,795	339,566
		195,272	CIRCOR International, Inc.	752	19,236
INTERNET SOFTWARE & SERVICES — 1.6%			EnPro Industries, Inc.(1)	13,546	381,320
Dice Holdings, Inc.(1)	3,127	21,639	Force Protection, Inc.(1)	23,681	97,092
DivX, Inc.(1)	7,529	57,672	Kadant, Inc.(1)	3,241	56,458
EarthLink, Inc.	72,768	579,233	Lindsay Corp.	8,322	263,724
Infospace, Inc.(1)	1,238	9,310	Mueller Industries, Inc.	7,843	192,938
j2 Global Communications, Inc.(1)	16,987	370,996	NACCO Industries, Inc., Class A	1,092	96,926
LogMeIn, Inc.(1)	301	7,895	Tecumseh Products Co., Class A(1)	458	5,093
ModusLink Global Solutions, Inc.(1)	958	5,777	Tennant Co.	5,141	173,869

15

NT Small Company

	Shares	Value		Shares	Value
Timken Co.	17,974	$ 467,144	PAPER & FOREST PRODUCTS — 1.0%
Toro Co. (The)	7,786	382,449	Buckeye Technologies, Inc.(1)	20,132	$ 200,313
Watts Water Technologies, Inc.,			Clearwater Paper Corp.(1)	4,586	251,129
Class A	9,668	277,085	KapStone Paper and
		3,016,135	Packaging Corp.(1)	21,805	242,908
MARINE — 0.2%			Neenah Paper, Inc.	3,645	66,704
American Commercial Lines, Inc.(1)	6,515	146,653			761,054
Horizon Lines, Inc., Class A	9,187	38,861	PERSONAL PRODUCTS — 0.2%
		185,514	China Sky One Medical, Inc.(1)	6,462	72,633
MEDIA — 0.2%			Nutraceutical International Corp.(1)	147	2,243
Journal Communications, Inc.,			Schiff Nutrition International, Inc.	4,252	30,274
Class A(1)	8,938	35,484
			USANA Health Sciences, Inc.(1)	1,749	63,891
LodgeNet Interactive Corp.(1)	5,094	18,899
					169,041
MDC Partners, Inc., Class A	3,271	34,934	PHARMACEUTICALS — 2.2%
Mediacom Communications Corp.,			Endo Pharmaceuticals
Class A(1)	6,169	41,455
			Holdings, Inc.(1)	20,384	444,779
Scholastic Corp.	1,790	43,175	Matrixx Initiatives, Inc.(1)	565	2,599
		173,947
			Medicines Co. (The)(1)	810	6,164
METALS & MINING — 0.6%
			Medicis Pharmaceutical Corp.,
Golden Star Resources Ltd.			Class A	20,213	442,260
New York Shares(1)	41,273	180,776
			Obagi Medical Products, Inc.(1)	2,919	34,503
Haynes International, Inc.	1,324	40,819
			Questcor Pharmaceuticals, Inc.(1)	21,631	220,853
Hecla Mining Co.(1)	16,371	85,456
			Santarus, Inc.(1)	44,642	110,712
Olympic Steel, Inc.	5,643	129,620
			ViroPharma, Inc.(1)	34,819	390,321
		436,671
MULTILINE RETAIL — 1.0%					1,652,191
Dillard’s, Inc., Class A	3,438	73,917	PROFESSIONAL SERVICES — 0.1%
			GP Strategies Corp.(1)	763	5,540
Dollar Tree, Inc.(1)	9,684	403,145
Fred’s, Inc., Class A	12,329	136,359	On Assignment, Inc.(1)	3,912	19,677
Tuesday Morning Corp.(1)	37,917	151,289	SFN Group, Inc.(1)	5,324	29,069
		764,710	VSE Corp.	751	23,897
MULTI-UTILITIES — 0.5%					78,183
Avista Corp.	10,359	202,311	REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.2%
CH Energy Group, Inc.	2,254	88,447	Agree Realty Corp.	2,567	59,862
NorthWestern Corp.	3,639	95,342	American Campus
		386,100	Communities, Inc.	11,194	305,484
			Ashford Hospitality Trust, Inc.(1)	974	7,139
OIL, GAS & CONSUMABLE FUELS — 2.3%
			Chesapeake Lodging Trust(1)	611	9,666
Alon USA Energy, Inc.	2,900	18,444
DHT Holdings, Inc.	17,531	67,494	Colonial Properties Trust	15,791	229,443
Penn Virginia Corp.	7,547	151,770	Corporate Office Properties Trust	3,273	123,589
Petroleum Development Corp.(1)	4,122	105,606	Equity LifeStyle Properties, Inc.	14,810	714,286
SM Energy Co.	12,172	488,828	Extra Space Storage, Inc.	9,659	134,260
Stone Energy Corp.(1)	36,358	405,755	Getty Realty Corp.	383	8,583
			Government Properties
Swift Energy Co.(1)	6,817	183,445	Income Trust	4,571	116,652
World Fuel Services Corp.	12,051	312,603	Gramercy Capital Corp.(1)	5,414	6,822
		1,733,945	Home Properties, Inc.	8,992	405,269

16

NT Small Company

	Shares	Value		Shares	Value
Inland Real Estate Corp.	7,575	$ 59,994	Tessera Technologies, Inc.(1)	15,450	$ 247,972
Kilroy Realty Corp.	9,720	288,976	Volterra Semiconductor Corp.(1)	12,075	278,449
LTC Properties, Inc.	4,034	97,905			3,551,570
Medical Properties Trust, Inc.	19,329	182,466	SOFTWARE — 3.3%
Mid-America Apartment			ACI Worldwide, Inc.(1)	357	6,951
Communities, Inc.	8,378	431,216	Actuate Corp.(1)	7,808	34,746
Mission West Properties, Inc.	2,326	15,863
			Blackboard, Inc.(1)	4,590	171,345
National Health Investors, Inc.	1,009	38,907
			Deltek, Inc.(1)	993	8,282
National Retail Properties, Inc.	12,731	272,953
			Epicor Software Corp.(1)	9,020	72,070
Pebblebrook Hotel Trust(1)	5,484	103,373
			EPIQ Systems, Inc.(1)	2,258	29,196
Potlatch Corp.	2,180	77,891
			Interactive Intelligence, Inc.(1)	2,099	34,486
PS Business Parks, Inc.	7,464	416,342
Sovran Self Storage, Inc.	5,043	173,631	Magma Design Automation, Inc.(1)	13,496	38,329
Tanger Factory Outlet Centers	8,173	338,199	Manhattan Associates, Inc.(1)	8,505	234,313
UMH Properties, Inc.	2,882	29,022	Net 1 UEPS Technologies, Inc.(1)	3,133	42,013
Universal Health Realty			NetScout Systems, Inc.(1)	7,483	106,408
Income Trust	2,654	85,273	Opnet Technologies, Inc.	3,690	54,206
Weingarten Realty Investors	1,642	31,280	Progress Software Corp.(1)	11,330	340,240
		4,764,346	QAD, Inc.(1)	2,978	12,299
ROAD & RAIL — 1.0%			Quest Software, Inc.(1)	5,499	99,202
Dollar Thrifty Automotive			Radiant Systems, Inc.(1)	7,578	109,578
Group, Inc.(1)	17,355	739,496
			Rosetta Stone, Inc.(1)	13,655	313,519
Heartland Express, Inc.	3,455	50,167
		789,663	Symyx Technologies, Inc.(1)	13,159	65,926
SEMICONDUCTORS & SEMICONDUCTOR			TIBCO Software, Inc.(1)	48,090	579,965
EQUIPMENT — 4.6%			Tyler Technologies, Inc.(1)	5,331	82,737
Applied Micro Circuits Corp.(1)	5,910	61,937	Websense, Inc.(1)	5,111	96,598
ASM International NV					2,532,409
New York Shares(1)	6,947	135,814	SPECIALTY RETAIL — 3.5%
Cypress Semiconductor Corp.(1)	24,783	248,821	Asbury Automotive Group, Inc.(1)	1,572	16,569
DSP Group, Inc.(1)	5,092	32,538	Books-A-Million, Inc.	2,166	13,039
Exar Corp.(1)	2,102	14,567	Cato Corp. (The), Class A	8,000	176,160
FEI Co.(1)	10,835	213,558	Children’s Place Retail
Integrated Device			Stores, Inc. (The)(1)	5,229	230,181
Technology, Inc.(1)	26,586	131,601	Destination Maternity Corp.(1)	158	3,997
Integrated Silicon Solution, Inc.(1)	16,287	122,804	Finish Line, Inc. (The), Class A	15,602	217,336
Kopin Corp.(1)	10,322	34,991	Genesco, Inc.(1)	11,147	293,278
Lattice Semiconductor Corp.(1)	65,617	284,778	Group 1 Automotive, Inc.(1)	2,320	54,590
MEMSIC, Inc.(1)	2,537	5,734	Hot Topic, Inc.	22,850	116,078
Micrel, Inc.	6,777	68,990	Jo-Ann Stores, Inc.(1)	22,452	842,174
MKS Instruments, Inc.(1)	12,351	231,211	MarineMax, Inc.(1)	4,957	34,402
RF Micro Devices, Inc.(1)	14,345	56,089	Rent-A-Center, Inc.(1)	20,099	407,206
Rudolph Technologies, Inc.(1)	6,962	52,563	Sonic Automotive, Inc., Class A(1)	11,407	97,644
Sigma Designs, Inc.(1)	14,598	146,126	Stage Stores, Inc.	12,389	132,314
Skyworks Solutions, Inc.(1)	45,124	757,632	Stein Mart, Inc.(1)	7,663	47,740
Standard Microsystems Corp.(1)	18,273	425,395	Ulta Salon Cosmetics &
			Fragrance, Inc.(1)	758	17,934
					2,700,642

17

NT Small Company

	Shares	Value		Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 2.3%			WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Carter’s, Inc.(1)	12,993	$ 341,066	USA Mobility, Inc.	10,889	$ 140,686
Culp, Inc.(1)	616	6,751	TOTAL COMMON STOCKS
Fossil, Inc.(1)	4,846	168,156	(Cost $69,504,687)		76,103,921
Lacrosse Footwear, Inc.	386	6,500	Temporary Cash Investments — 0.6%
Liz Claiborne, Inc.(1)	17,004	71,757	JPMorgan U.S. Treasury Plus
Maidenform Brands, Inc.(1)	4,764	96,995	Money Market Fund Agency Shares	63,520	63,520
Oxford Industries, Inc.	5,904	123,571	Repurchase Agreement, Bank of America
			Securities, LLC, (collateralized by various
Perry Ellis International, Inc.(1)	11,814	238,643	U.S. Treasury obligations, 1.125%, 6/30/11,
Quiksilver, Inc.(1)	22,005	81,419	valued at $407,973), in a joint trading
RG Barry Corp.	1,363	15,034	account at 0.01%, dated 6/30/10, due 7/1/10
			(Delivery value $400,000)		400,000
Skechers U.S.A., Inc., Class A(1)	198	7,231
			TOTAL TEMPORARY
Steven Madden Ltd.(1)	178	5,611	CASH INVESTMENTS
Unifirst Corp.	4,563	200,863	(Cost $463,520)		463,520
Volcom, Inc.(1)	3,997	74,224	TOTAL INVESTMENT
Weyco Group, Inc.	335	7,631	SECURITIES — 100.2%
			(Cost $69,968,207)		76,567,441
Wolverine World Wide, Inc.	11,204	282,565	OTHER ASSETS AND
		1,728,017	LIABILITIES — (0.2)%		(134,549)
THRIFTS & MORTGAGE FINANCE — 0.5%			TOTAL NET ASSETS — 100.0%		$76,432,892
Bank Mutual Corp.	5,295	30,076
Brookline Bancorp., Inc.	1,716	15,238
Charter Financial Corp.	1,540	15,477	Notes to Schedule of Investments
Dime Community Bancshares	1,101	13,575	(1) Non-income producing.
Doral Financial Corp.(1)	5,211	12,715
			Industry classifications are unaudited.
Provident Financial Services, Inc.	11,566	135,207
TrustCo Bank Corp. NY	35,219	197,226
		419,514	See Notes to Financial Statements.
TRADING COMPANIES & DISTRIBUTORS — 0.3%
Applied Industrial
Technologies, Inc.	1,585	40,132
DXP Enterprises, Inc.(1)	1,437	22,489
Kaman Corp.	1,390	30,747
TAL International Group, Inc.	6,956	156,301
		249,669
18

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $69,968,207)	$76,567,441
Receivable for investments sold	2,496,094
Dividends and interest receivable	55,479
79,119,014

Liabilities
Payable for investments purchased	2,641,395
Accrued management fees	44,727
2,686,122

Net Assets	$76,432,892

Institutional Class Capital Shares, $0.01 Par Value
Authorized	100,000,000
Shares outstanding	11,301,720

Net Asset Value Per Share	$6.76

Net Assets Consist of:
Capital (par value and paid-in surplus)	$78,503,589
Undistributed net investment income	29,912
Accumulated net realized loss on investment transactions	(8,699,835)
Net unrealized appreciation on investments	6,599,226
$76,432,892

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Dividends	$ 699,045
Interest	592
699,637

Expenses:
Management fees	468,903
Directors’ fees and expenses	1,965
Other expenses	167
471,035

Net investment income (loss)	228,602

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,112,979
Futures contract transactions	7,340
7,120,319

Change in net unrealized appreciation (depreciation) on investments	4,418,683

Net realized and unrealized gain (loss)	11,539,002

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,767,604

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 228,602	$ 184,628
Net realized gain (loss)	7,120,319	(12,115,728)
Change in net unrealized appreciation (depreciation)	4,418,683	1,528,757
Net increase (decrease) in net assets resulting from operations	11,767,604	(10,402,343)

Distributions to Shareholders
From net investment income	(303,365)	(84,064)

Capital Share Transactions
Proceeds from shares sold	23,323,122	35,672,084
Proceeds from reinvestment of distributions	9,999	—
Payments for shares redeemed	(5,405,153)	(6,322,703)
Net increase (decrease) in net assets from capital share transactions	17,927,968	29,349,381

Net increase (decrease) in net assets	29,392,207	18,862,974

Net Assets
Beginning of period	47,040,685	28,177,711
End of period	$76,432,892	$ 47,040,685

Undistributed net investment income	$29,912	$111,450

Transactions in Shares of the Fund
Sold	3,569,218	6,404,893
Issued in reinvestment of distributions	1,370	—
Redeemed	(824,413)	(1,126,952)
Net increase (decrease) in shares of the fund	2,746,175	5,277,941

See Notes to Financial Statements.

21

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of smaller-capitalization U.S. companies. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

22

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2010, was 0.69%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

23

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010, were $69,776,762 and $51,556,614, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$76,103,921	—
Temporary Cash Investments	63,520	$400,000	—
Total Value of Investment Securities	$76,167,441	$400,000	—

5. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering

24

into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $7,340 in net realized gain (loss) on futures contract transactions.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2010, the fund did not utilize the program.

7. Risk Factors

The fund concentrates its investments in stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$303,365	$84,064
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$72,716,777
Gross tax appreciation of investments	$ 8,267,714
Gross tax depreciation of investments	(4,417,050)
Net tax appreciation (depreciation) of investments	$ 3,850,664
Net tax appreciation (depreciation) on derivatives	$ (64)
Net tax appreciation (depreciation)	$ 3,850,600
Undistributed ordinary income	$40,112
Accumulated capital losses	$(5,961,409)

25

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2014	2015	2016	2017	2018
$(652,509)	—	$(396,625)	$(3,161,459)	$(1,750,816)

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

10. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2010.

For corporate taxpayers, the fund hereby designates $303,365, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2010 as qualified for the corporate dividends received deduction.

26

Financial Highlights

NT Small Company

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.50	$8.60	$10.65	$9.80	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.02(3)	0.03(3)	0.03	0.02	0.02
Net Realized and Unrealized Gain (Loss)	1.27	(3.11)	(2.05)	0.84	(0.20)
Total From Investment Operations	1.29	(3.08)	(2.02)	0.86	(0.18)
Distributions
From Net Investment Income	(0.03)	(0.02)	(0.03)	(0.01)	(0.02)
Net Asset Value, End of Period	$6.76	$5.50	$8.60	$10.65	$9.80

Total Return(4)	23.50%	(35.83)%	(18.98)%	8.77%	(1.78)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.69%	0.70%	0.67%	0.67%(5)	0.67%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.34%	0.56%	0.29%	0.40%(5)	0.39%(5)
Portfolio Turnover Rate	78%	110%	143%	73%	82%
Net Assets, End of Period (in thousands)	$76,433	$47,041	$28,178	$23,794	$18,216
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.
(2)	May 12, 2006 (fund inception) through December 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net assets value of the last business day.
(5) Annualized.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the NT Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Small Company Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

28

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.):

Frederick L.A. Grauer	For:	4,067,909,978
	Withhold:	174,470,448
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	73,708,508
	Against:	1,027,629
	Abstain:	3,656,450
	Broker Non-Vote:	0

29

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

30

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

31

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

32

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to February 2007); Executive Vice
(1963)	since 2007	President, ACC (November 2005 to February 2007); Global Chief Operating
Officer and Managing Director, Morgan Stanley (March 2000 to November
2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive
Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Barry Fink	Executive Vice	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreeement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

34

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

35

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

36

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

37

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to

38

the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

39

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

40

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

41

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

The S&P SmallCap 600 Index, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

42

Notes

43

Notes

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69056

Annual Report
June 30, 2010

American Century Investments®

Strategic Inflation Opportunities Fund

President’s Letter	2
Market Perspective	3
Two-Month Total Returns	3

Strategic Inflation Opportunities

Performance	4
Portfolio Commentary	5
Types of Investments in Portfolio	7
Top Ten Stock Holdings	7
Geographic Composition of Stock Holdings	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	27
Report of Independent Registered Public Accounting Firm	32

Other Information

Management	33
Approval of Management Agreements	37
Additional Information	39
Index Definitions	40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Economic Worries Triggered Risk Aversion

During the two months ended June 30, 2010, the first annual reporting period since the inception of Strategic Inflation Opportunities Fund, strong economic headwinds gathered strength, evaporating earlier optimism and blowing in fears of a double-dip recession. Sovereign debt problems in Europe, combined with ongoing labor-, housing-, and consumer-related setbacks and a plunging global stock market, sent nervous investors fleeing riskier assets in favor of “safe-haven” investments, including U.S. Treasury securities and gold.

Concerns that the global economic recovery was losing steam sent most commodity prices tumbling during the period. In particular, oil prices fell by more than 12% on slowing demand and uncertainty resulting from the massive oil spill in the Gulf of Mexico. Furthermore, safety-seeking investors pushed up the U.S. dollar’s value, particularly against the euro, which amplified the price declines in the commodities market. On the other hand, gold prices continued to soar, as investors sought to escape widespread market volatility and preserve their wealth with investments in the precious metal.

Weak Growth Tamed Inflation

In this environment of weak global economic fundamentals and falling commodity prices, inflation remained in hiding. For example, headline inflation, as measured by the month-to-month change in the Consumer Price Index (CPI), was -0.1% in June, marking the third-consecutive monthly decline in the index and stirring up concerns about deflation.

At the same time, expectations for future inflation fell significantly during the period, as indicated by the sharp drop in the 10-year TIPS (Treasury inflation-protected securities) breakeven rate. The breakeven rate, which measures the yield difference between 10-year TIPS and traditional Treasuries and indicates the market’s inflation expectations for the next 10 years, fell from 2.40% on April 30, 2010, to 1.84% on June 30, 2010.

Nevertheless, the extraordinary fiscal and monetary stimulus still working through the financial system eventually may lead to higher inflation and a weaker U.S. dollar than are currently reflected in the market. Ultimately, this scenario still argues for long-term inflation-protection investment strategies.

Two-Month Total Returns
As of June 30, 2010(1)
Barclays Capital U.S. 1–3 Month Treasury Bill Index	0.03%
Barclays Capital U.S. TIPS Index	1.42%
Citigroup World Government Bond, ex U.S., Index(2)	-0.41%
S&P Goldman Sachs Commodities Index	-12.83%
London Gold PM Fix, in U.S. dollars	5.49%
U.S. Dollar (Dollar Spot Index)	5.07%
(1) Total returns for periods less than one year are not annualized.
(2) Returns do not reflect the receipt of coupons on securities in the index. Had such been included, returns would have been higher.

3

Performance

Strategic Inflation Opportunities

Total Returns as of June 30, 2010
	Ticker Symbol	Since Inception(1)(2)	Inception Date
Investor Class	ASIOX	-4.10%	4/30/10
Barclays Capital U.S.
1–3 Month Treasury Bill Index	—	0.03%	—
Institutional Class	ASINX	-4.10%	4/30/10
A Class	ASIDX		4/30/10
No sales charge*		-4.20%
With sales charge*		-9.71%
C Class	ASIZX		4/30/10
No sales charge*		-4.30%
With sales charge*		-5.26%
R Class	ASIUX	-4.20%	4/30/10
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Total returns for periods less than one year are not annualized.
(2)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fee.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.09%	0.89%	1.34%	2.09%	1.59%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. There are certain risks involved in investing in forward foreign currency exchange contracts; changes in the value of foreign currencies against the U.S. dollar could result in losses to the fund. Commodity investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Strategic Inflation Opportunities

Portfolio Managers: Bob Gahagan, Bill Martin, Brian Howell, John Lovito, and Federico Garcia Zamora

Performance Summary

For the two months ended June 30, 2010, the first annual reporting period since the inception of Strategic Inflation Opportunities, the fund declined -4.10%.* The portfolio’s benchmark, the Barclays Capital U.S. 1–3 Month Treasury Bill Index, advanced 0.03% during the same period. Portfolio returns reflect operating expenses, while index returns do not.

Economic nervousness sparked a flight to safety during the period, benefitting U.S. Treasury securities and gold, while hindering “non-safe-haven” assets. Despite the absence of significant inflationary pressures, TIPS (Treasury inflation-protected securities), which represented a significant portion of the portfolio, participated in the overall Treasury rally. The portfolio’s underperformance relative to the benchmark was primarily due to falling stock and commodity prices and a strengthening U.S. dollar, which led to lagging results for the portfolio’s domestic and foreign stock, commodity-linked, and foreign currency holdings.

Falling Prices Tamed Inflation

Falling oil prices, which dropped from $86 a barrel to $76 during the two-month period on subdued economic growth expectations in the developed nations, helped keep downward pressure on inflation. Most other commodity prices also plunged, as indicated by the two-month return of -12.83% for the S&P Goldman Sachs Commodities Index, a measure of price movements in the global commodities markets. Headline inflation, as measured by the month-to-month change in the Consumer Price Index (CPI), declined in April (-0.1%), May (-0.2%), and June (-0.1%). On a 12-month basis as of June 30, 2010, headline inflation increased 1.1% and core inflation (excluding food and energy prices) gained just 0.9%.

Gold rallied during the period, as the precious metal assumed its role as the world’s “alternative currency.” Mounting sovereign debt concerns in Europe led to a weakening euro. At the same time, the U.S. dollar rallied, but primarily due to the euro’s troubles rather than any fundamental improvement in the greenback. Demand for gold remained robust, as investor concerns about the credit quality of sovereign debt and growing economic uncertainties prompted continued enthusiasm for “safe-haven” alternatives.

Low Breakeven Rate Highlighted TIPS Value

The weak economic climate also led to tumbling inflation expectations, as reflected by the 10-year breakeven rate. This difference between the yields of 10-year TIPS and 10-year nominal Treasuries shows the inflation rate required for TIPS to outperform nominal Treasuries in the next 10 years. This breakeven rate declined 0.56 of a percentage point to end the period at 1.84 percentage points. This rate suggests TIPS offer long-term value (it will merely require an inflation rate higher than 1.84% for TIPS to outperform

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Class returns would have been lower had management fees not been waived.

5

Strategic Inflation Opportunities

traditional Treasuries), especially given the potential for higher inflation and a weaker U.S. dollar to emerge due to the extraordinary amounts of monetary and fiscal stimulus still working through the financial system.

Portfolio Positioning and Strategy

Approximately 47% of Strategic Inflation Opportunities was invested in inflation-indexed debt. The remainder of the portfolio was primarily invested in foreign currency instruments, commodity-linked investments, and domestic and foreign stock.

Within the portfolio’s TIPS component, the investment management team added conventional Treasury securities to gain duration (interest-rate sensitivity) exposure. In the commodities segment, the team overweighted individual stocks, including gold stocks, versus commodity-linked ETFs (exchange-traded funds). Within the portfolio’s equity allocation, the team also underweighted large oil companies.

Among foreign currencies, the investment team favored commodity-driven, economically sensitive currencies, such as the Canadian dollar, which was the portfolio’s largest foreign currency position as of June 30, 2010. Overall, the portfolio’s position in forward foreign currency exchange contracts detracted from performance, due to the relative strength of the U.S. dollar and concerns about European sovereign debt. Key detractors included the euro, Canadian dollar, and Mexican peso.

Outlook

As Strategic Inflation Opportunities commenced operations, a “perfect storm” for inflation-protection strategies was brewing. Fears of a potential “double-dip” recession and deflation generally dominated the economic landscape, creating challenges for the portfolio’s strategy. But, this environment also increased the long-term appeal of inflation “insurance” in terms of relative pricing. Ultimately, the portfolio’s investment team expects this value to translate to solid performance. The unprecedented fiscal and monetary stimulus still working through the system eventually may lead to significantly higher inflation and a weaker dollar than are currently priced into the market.

6

Strategic Inflation Opportunities

Types of Investments in Portfolio
% of net assets as of 6/30/10
U.S. Treasury Securities	47.3%
Domestic Common Stocks	8.7%
Commodity ETFs	8.2%
Foreign Common Stocks	5.9%
Temporary Cash Investments — Segregated for Forward
Foreign Currency Exchange Contracts and Futures Contracts	29.4%
Other Assets and Liabilities	0.5%

Top Ten Stock Holdings
% of net assets as of 6/30/10
Occidental Petroleum Corp.	0.7%
Chevron Corp.	0.7%
Exxon Mobil Corp.	0.6%
Schlumberger Ltd.	0.6%
ConocoPhillips	0.6%
Suncor Energy, Inc.	0.5%
Barrick Gold Corp.	0.4%
Canadian Natural Resources Ltd.	0.4%
Goldcorp, Inc.	0.3%
Apache Corp.	0.3%

Geographic Composition of Stock Holdings
% of net assets as of 6/30/10
United States	8.7%
Canada	3.8%
United Kingdom	0.4%
Hong Kong	0.3%
Other Countries	1.4%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio(1)
Actual
Investor Class (after waiver)(2)	$1,000	$959.00(3)	$1.56(4)	0.95%
Investor Class (before waiver)	$1,000	$959.00(3)(5)	$1.78(4)	1.09%
Institutional Class (after waiver)(2)	$1,000	$959.00(3)	$1.23(4)	0.75%
Institutional Class (before waiver)	$1,000	$959.00(3)(5)	$1.46(4)	0.89%
A Class (after waiver)(2)	$1,000	$958.00(3)	$1.96(4)	1.20%
A Class (before waiver)	$1,000	$958.00(3)(5)	$2.19(4)	1.34%
C Class (after waiver)(2)	$1,000	$957.00(3)	$3.19(4)	1.95%
C Class (before waiver)	$1,000	$957.00(3)(5)	$3.42(4)	2.09%
R Class (after waiver)(2)	$1,000	$958.00(3)	$2.37(4)	1.45%
R Class (before waiver)	$1,000	$958.00(3)(5)	$2.60(4)	1.59%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,020.08(6)	$4.76(6)	0.95%
Investor Class (before waiver)	$1,000	$1,019.39(6)	$5.46(6)	1.09%
Institutional Class (after waiver)(2)	$1,000	$1,021.08(6)	$3.76(6)	0.75%
Institutional Class (before waiver)	$1,000	$1,020.38(6)	$4.46(6)	0.89%
A Class (after waiver)(2)	$1,000	$1,018.84(6)	$6.01(6)	1.20%
A Class (before waiver)	$1,000	$1,018.15(6)	$6.71(6)	1.34%
C Class (after waiver)(2)	$1,000	$1,015.12(6)	$9.74(6)	1.95%
C Class (before waiver)	$1,000	$1,014.43(6)	$10.44(6)	2.09%
R Class (after waiver)(2)	$1,000	$1,017.60(6)	$7.25(6)	1.45%
R Class (before waiver)	$1,000	$1,016.91(6)	$7.95(6)	1.59%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the period ended June 30, 2010, the class received a partial waiver of its management fee.
(3)	Ending account value based on actual return from April 30, 2010 (fund inception) through June 30, 2010.
(4)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 61, the number of days in the period from April 30, 2010 (fund inception) through June 30, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(5)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.
(6)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

9

Schedule of Investments

Strategic Inflation Opportunities

JUNE 30, 2010
	Principal			Principal
	Amount/			Amount/
	Shares	Value		Shares	Value
U.S. Treasury Securities — 47.3%			ENERGY EQUIPMENT & SERVICES — 1.9%
U.S. Treasury Inflation			Baker Hughes, Inc.	398	$ 16,545
Indexed Notes,			Diamond Offshore
2.375%, 4/15/11(1)	$ 477,787	$ 485,999	Drilling, Inc.	224	13,931
U.S. Treasury Inflation			Ensco plc ADR	483	18,972
Indexed Notes,			Halliburton Co.	610	14,975
3.375%, 1/15/12(1)	214,860	226,627	Nabors Industries Ltd.(2)	500	8,810
U.S. Treasury Inflation			Schlumberger Ltd.	835	46,209
Indexed Notes,
2.00%, 4/15/12(1)	424,368	439,984	Smith International, Inc.	530	19,954
U.S. Treasury Inflation			Tidewater, Inc.	240	9,293
Indexed Notes,			Weatherford
3.00%, 7/15/12(1)	309,190	329,215	International Ltd.(2)	440	5,782
U.S. Treasury Inflation					154,471
Indexed Notes,			METALS & MINING — 3.5%
0.625%, 4/15/13(1)	154,715	158,038
			Agnico-Eagle Mines Ltd.	146	8,857
U.S. Treasury Inflation			Andean Resources Ltd.(2)	2,066	5,977
Indexed Notes,
1.875%, 7/15/13(1)	195,855	207,362	Anglo Platinum Ltd. ADR(2)	67	6,328
U.S. Treasury Inflation			Barrick Gold Corp.	744	33,785
Indexed Notes,			BHP Billiton Ltd. ADR	141	8,741
2.00%, 1/15/14(1)	200,578	213,866
			Compania de Minas
U.S. Treasury Inflation			Buenaventura SA ADR	284	10,917
Indexed Notes,			Eldorado Gold Corp.	379	6,793
1.25%, 4/15/14(1)	236,930	247,684
U.S. Treasury Inflation			Franco-Nevada Corp.	426	12,966
Indexed Notes,			Freeport-McMoRan Copper
2.00%, 7/15/14(1)	346,971	372,669	& Gold, Inc.	352	20,814
U.S. Treasury Inflation			Goldcorp, Inc.	635	27,845
Indexed Notes,			IAMGOLD Corp.	520	9,194
1.625%, 1/15/15(1)	439,570	464,605	Ivanhoe Mines Ltd.(2)	677	8,770
U.S. Treasury Inflation			Newmont Mining Corp.	404	24,943
Indexed Notes,
0.50%, 4/15/15(1)	241,435	244,962	Pan American Silver Corp.	365	9,227
U.S. Treasury Inflation			Randgold Resources Ltd.
Indexed Notes,			ADR	77	7,296
2.00%, 1/15/16(1)	164,762	177,942	Red Back Mining, Inc.(2)	248	6,269
U.S. Treasury Inflation			Rio Tinto plc ADR	103	4,491
Indexed Notes,			Royal Gold, Inc.	315	15,120
2.375%, 1/15/17(1)	216,210	238,912
			Silver Standard
TOTAL U.S. TREASURY SECURITIES			Resources, Inc.(2)	526	9,389
(Cost $3,809,462)		3,807,865	Silver Wheaton Corp.(2)	841	16,904
Common Stocks — 14.6%			Silvercorp Metals, Inc.	1,170	7,745
CHEMICALS — 0.3%			Stillwater Mining Co.(2)	262	3,044
Agrium, Inc.	143	6,999	Teck Resources Ltd., Class B	411	12,157
Monsanto Co.	200	9,244	Vale SA ADR	284	6,915
Mosaic Co. (The)	83	3,235			284,487
Potash Corp. of
Saskatchewan, Inc.	62	5,347
		24,825

10

Strategic Inflation Opportunities

	Principal			Principal
	Amount/			Amount/
	Shares	Value		Shares	Value
OIL, GAS & CONSUMABLE FUELS — 8.4%			PAPER & FOREST PRODUCTS — 0.4%
Alpha Natural			Domtar Corp.	220	$ 10,813
Resources, Inc.(2)	275	$ 9,314	International Paper Co.	325	7,354
Anadarko Petroleum Corp.	130	4,692	MeadWestvaco Corp.	214	4,751
Apache Corp.	321	27,025	Weyerhaeuser Co.	180	6,336
Cabot Oil & Gas Corp.	385	12,058			29,254
Cameco Corp.	250	5,320	TRADING COMPANIES & DISTRIBUTORS — 0.1%
Canadian Natural			Noble Group Ltd.	6,291	7,596
Resources Ltd.	933	31,004	TOTAL COMMON STOCKS
Chesapeake Energy Corp.	721	15,105	(Cost $1,299,067)		1,179,067
Chevron Corp.	777	52,727
CNOOC Ltd. ADR	94	15,996	Commodity ETFs — 8.2%
ConocoPhillips	913	44,819	iShares S&P GSCI
			Commodity-Indexed Trust(2)	19,694	547,296
CONSOL Energy, Inc.	354	11,951	PowerShares DB Commodity
Devon Energy Corp.	169	10,296	Index Tracking Fund(2)	5,373	115,896
EnCana Corp.	591	17,931	TOTAL COMMODITY ETFs
EOG Resources, Inc.	272	26,757	(Cost $719,511)		663,192
EXCO Resources, Inc.	816	11,922	Temporary Cash Investments —
Exxon Mobil Corp.	839	47,882	Segregated for Forward Foreign
Forest Oil Corp.(2)	296	8,099
			Currency Exchange Contracts
Hess Corp.	250	12,585	and Futures Contracts — 29.4%
Newfield Exploration Co.(2)	270	13,192
			JPMorgan U.S. Treasury
Noble Energy, Inc.	164	9,894	Plus Money Market Fund
Occidental Petroleum Corp.	731	56,397	Agency Shares(1)	645,752	645,752
Peabody Energy Corp.	210	8,217	U.S. Treasury Bills,
Petroleo Brasileiro			0.15%, 7/1/10(1)(3)	$ 500,000	500,000
SA-Petrobras ADR	198	6,795	U.S. Treasury Bills,
Pioneer Natural			0.16%, 7/29/10(1)(3)	1,225,000	1,224,860
Resources Co.	183	10,879	TOTAL TEMPORARY CASH
Range Resources Corp.	420	16,863	INVESTMENTS — SEGREGATED
Repsol YPF SA ADR	730	14,673	FOR FORWARD FOREIGN CURRENCY
			EXCHANGE CONTRACTS AND
Royal Dutch Shell plc,			FUTURES CONTRACTS
Class A ADR	460	23,101	(Cost $2,370,603)		2,370,612
Southern Union Co.	440	9,618	TOTAL INVESTMENT
Southwestern Energy Co.(2)	345	13,331	SECURITIES — 99.5%
Spectra Energy Corp.	776	15,574	(Cost $8,198,643)		8,020,736
Suncor Energy, Inc.	1,337	39,361	OTHER ASSETS
Sunoco, Inc.	358	12,448	AND LIABILITIES — 0.5%		36,463
Talisman Energy, Inc.	1,369	20,782	TOTAL NET ASSETS — 100.0%		$8,057,199
Total SA ADR	310	13,838
Ultra Petroleum Corp.(2)	207	9,160
Williams Cos., Inc. (The)	1,030	18,828
		678,434

11

Strategic Inflation Opportunities

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,752,094	JPY for AUD	Westpac Banking Corp.	7/30/10	$19,826	$(544)
23,000	AUD for JPY	Westpac Banking Corp.	7/30/10	19,296	27
1,500	CHF for USD	HSBC Holdings plc	7/30/10	1,392	(93)
4,200	CHF for USD	HSBC Holdings plc	7/30/10	3,898	(267)
9,100	CHF for USD	Barclays Bank plc	7/30/10	8,446	20
929,000	JPY for USD	HSBC Holdings plc	7/30/10	10,512	(432)
29,700	NOK for USD	Westpac Banking Corp.	7/30/10	4,557	334
				$67,927	$(955)
(Value on Settlement Date $66,972)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
23,000	AUD for JPY	Westpac Banking Corp.	7/30/10	$ 19,296	$ 14
1,731,173	JPY for AUD	Westpac Banking Corp.	7/30/10	19,589	266
1,200	AUD for USD	HSBC Holdings plc	7/30/10	1,007	2
2,000	AUD for USD	Westpac Banking Corp.	7/30/10	1,678	(116)
2,600	AUD for USD	Westpac Banking Corp.	7/30/10	2,181	(138)
16,700	AUD for USD	UBS AG	7/30/10	14,010	(1,291)
17,600	AUD for USD	HSBC Holdings plc	7/30/10	14,766	207
7,400	BRL for USD	Barclays Bank plc	7/30/10	4,076	(63)
14,400	BRL for USD	Barclays Bank plc	7/30/10	7,931	214
49,600	BRL for USD	Barclays Bank plc	7/30/10	27,317	679
2,100	CAD for USD	HSBC Holdings plc	7/30/10	1,972	(39)
4,500	CAD for USD	HSBC Holdings plc	7/30/10	4,226	(136)
5,200	CAD for USD	HSBC Holdings plc	7/30/10	4,884	(40)
7,900	CAD for USD	HSBC Holdings plc	7/30/10	7,420	(162)
13,500	CAD for USD	Westpac Banking Corp.	7/30/10	12,679	(436)
17,700	CAD for USD	HSBC Holdings plc	7/30/10	16,624	(530)
22,900	CAD for USD	Barclays Bank plc	7/30/10	21,508	(470)
23,600	CAD for USD	Westpac Banking Corp.	7/30/10	22,165	(890)
24,000	CAD for USD	HSBC Holdings plc	7/30/10	22,541	(86)
30,800	CAD for USD	Westpac Banking Corp.	7/30/10	28,927	(981)
39,600	CAD for USD	HSBC Holdings plc	7/30/10	37,192	186
40,400	CAD for USD	HSBC Holdings plc	7/30/10	37,944	(1,646)
137,200	CAD for USD	Westpac Banking Corp.	7/30/10	128,858	(6,188)
2,200	CHF for USD	Westpac Banking Corp.	7/30/10	2,042	62
870,999	CLP for USD	Barclays Bank plc	7/30/10	1,596	(43)
1,776,001	CLP for USD	Barclays Bank plc	7/30/10	3,254	(82)
5,710,002	CLP for USD	Barclays Bank plc	7/30/10	10,463	(160)
236,000	CNY for USD	HSBC Holdings plc	7/30/10	34,762	(41)
615,000	CNY for USD	HSBC Holdings plc	7/30/10	90,588	534
1,443,000	CNY for USD	HSBC Holdings plc	7/30/10	212,551	842
2,227,993	COP for USD	Barclays Bank plc	7/30/10	1,173	2
6,244,001	COP for USD	Barclays Bank plc	7/30/10	3,287	125
13,168,995	COP for USD	Barclays Bank plc	7/30/10	6,932	271
1,600	EUR for USD	HSBC Holdings plc	7/30/10	1,957	2
3,100	EUR for USD	HSBC Holdings plc	7/30/10	3,791	26

12

Strategic Inflation Opportunities

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
3,300	EUR for USD	HSBC Holdings plc	7/30/10	$ 4,036	$ (52)
3,400	EUR for USD	HSBC Holdings plc	7/30/10	4,158	(19)
4,000	EUR for USD	HSBC Holdings plc	7/30/10	4,892	26
8,000	EUR for USD	Westpac Banking Corp.	7/30/10	9,784	(115)
8,000	EUR for USD	HSBC Holdings plc	7/30/10	9,784	(48)
8,300	EUR for USD	HSBC Holdings plc	7/30/10	10,150	(359)
8,800	EUR for USD	Westpac Banking Corp.	7/30/10	10,762	(175)
15,200	EUR for USD	Barclays Bank plc	7/30/10	18,589	(739)
16,800	EUR for USD	Westpac Banking Corp.	7/30/10	20,545	(161)
20,900	EUR for USD	HSBC Holdings plc	7/30/10	25,560	62
22,000	EUR for USD	Westpac Banking Corp.	7/30/10	26,905	(1,404)
22,700	EUR for USD	HSBC Holdings plc	7/30/10	27,761	(1,182)
23,300	EUR for USD	HSBC Holdings plc	7/30/10	28,495	(265)
88,500	EUR for USD	UBS AG	7/30/10	108,230	(9,617)
600	GBP for USD	HSBC Holdings plc	7/30/10	896	40
1,100	GBP for USD	HSBC Holdings plc	7/30/10	1,644	26
1,200	GBP for USD	HSBC Holdings plc	7/30/10	1,793	45
1,300	GBP for USD	HSBC Holdings plc	7/30/10	1,942	59
2,200	GBP for USD	HSBC Holdings plc	7/30/10	3,287	72
2,200	GBP for USD	Westpac Banking Corp.	7/30/10	3,287	(16)
2,600	GBP for USD	HSBC Holdings plc	7/30/10	3,885	32
3,100	GBP for USD	HSBC Holdings plc	7/30/10	4,632	127
3,100	GBP for USD	Westpac Banking Corp.	7/30/10	4,632	146
5,300	GBP for USD	Westpac Banking Corp.	7/30/10	7,919	97
5,400	GBP for USD	Barclays Bank plc	7/30/10	8,068	94
6,800	GBP for USD	HSBC Holdings plc	7/30/10	10,160	75
7,400	GBP for USD	HSBC Holdings plc	7/30/10	11,056	406
7,600	GBP for USD	Westpac Banking Corp.	7/30/10	11,355	(129)
28,700	GBP for USD	Barclays Bank plc	7/30/10	42,881	(1,019)
198,100	HKD for USD	Westpac Banking Corp.	7/30/10	25,444	(2)
15,165,020	IDR for USD	UBS AG	7/30/10	1,663	1
31,846,982	IDR for USD	UBS AG	7/30/10	3,493	73
121,600,982	IDR for USD	UBS AG	7/30/10	13,335	440
8,000	ILS for USD	UBS AG	7/30/10	2,058	(36)
15,100	ILS for USD	UBS AG	7/30/10	3,884	(30)
61,200	ILS for USD	UBS AG	7/30/10	15,741	(94)
124,000	INR for USD	UBS AG	7/30/10	2,648	(32)
194,000	INR for USD	UBS AG	7/30/10	4,143	38
1,044,000	INR for USD	UBS AG	7/30/10	22,297	313
65,000	JPY for USD	HSBC Holdings plc	7/30/10	736	34
166,000	JPY for USD	HSBC Holdings plc	7/30/10	1,878	64
214,000	JPY for USD	HSBC Holdings plc	7/30/10	2,422	77
223,000	JPY for USD	Westpac Banking Corp.	7/30/10	2,523	131
423,000	JPY for USD	Westpac Banking Corp.	7/30/10	4,786	226
450,000	JPY for USD	Westpac Banking Corp.	7/30/10	5,092	56
459,000	JPY for USD	Barclays Bank plc	7/30/10	5,194	181
634,000	JPY for USD	Westpac Banking Corp.	7/30/10	7,174	204

13

Strategic Inflation Opportunities

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
765,000	JPY for USD	HSBC Holdings plc	7/30/10	$ 8,656	$ 364
1,087,000	JPY for USD	Westpac Banking Corp.	7/30/10	12,300	737
1,280,000	JPY for USD	HSBC Holdings plc	7/30/10	14,484	270
1,373,000	JPY for USD	HSBC Holdings plc	7/30/10	15,536	793
4,503,000	JPY for USD	Barclays Bank plc	7/30/10	50,953	2,974
8,292,994	KRW for USD	HSBC Holdings plc	7/30/10	6,743	(247)
14,355,001	KRW for USD	HSBC Holdings plc	7/30/10	11,671	(1,072)
56,640,002	KRW for USD	HSBC Holdings plc	7/30/10	46,051	25
240,000	MXN for USD	Barclays Bank plc	7/30/10	18,504	(560)
332,000	MXN for USD	Barclays Bank plc	7/30/10	25,597	138
1,748,000	MXN for USD	Barclays Bank plc	7/30/10	134,769	651
10,200	MYR for USD	Westpac Banking Corp.	7/30/10	3,150	12
11,700	MYR for USD	Westpac Banking Corp.	7/30/10	3,613	66
87,000	MYR for USD	Westpac Banking Corp.	7/30/10	26,865	700
28,100	NOK for USD	HSBC Holdings plc	7/30/10	4,312	(19)
56,000	NOK for USD	HSBC Holdings plc	7/30/10	8,592	(862)
2,400	NZD for USD	HSBC Holdings plc	7/30/10	1,643	9
3,400	NZD for USD	Westpac Banking Corp.	7/30/10	2,328	(115)
5,100	NZD for USD	Westpac Banking Corp.	7/30/10	3,491	(140)
22,200	NZD for USD	Westpac Banking Corp.	7/30/10	15,198	(844)
22,900	NZD for USD	HSBC Holdings plc	7/30/10	15,677	228
91,000	PHP for USD	Westpac Banking Corp.	7/30/10	1,953	(30)
424,000	PHP for USD	Westpac Banking Corp.	7/30/10	9,101	47
79,000	RUB for USD	UBS AG	7/30/10	2,527	(18)
257,000	RUB for USD	UBS AG	7/30/10	8,221	21
502,000	RUB for USD	UBS AG	7/30/10	16,057	80
800	SEK for USD	HSBC Holdings plc	7/30/10	103	1
9,200	SEK for USD	Westpac Banking Corp.	7/30/10	1,180	(47)
38,000	SEK for USD	HSBC Holdings plc	7/30/10	4,873	(375)
39,800	SEK for USD	HSBC Holdings plc	7/30/10	5,104	27
9,800	SGD for USD	HSBC Holdings plc	7/30/10	7,004	(82)
40,500	SGD for USD	HSBC Holdings plc	7/30/10	28,945	183
78,000	THB for USD	Westpac Banking Corp.	7/30/10	2,408	2
93,000	THB for USD	Westpac Banking Corp.	7/30/10	2,871	22
664,000	THB for USD	Westpac Banking Corp.	7/30/10	20,496	102
162,000	TWD for USD	HSBC Holdings plc	7/30/10	5,047	(44)
228,000	TWD for USD	HSBC Holdings plc	7/30/10	7,103	5
1,089,000	TWD for USD	HSBC Holdings plc	7/30/10	33,924	73
				$1,969,836	$(19,380)
(Value on Settlement Date $1,989,216)

14

Strategic Inflation Opportunities

Futures Contracts
			Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
1	U.S. Long Bond	September 2010	$127,500	$3,747

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
3	U.S. Treasury 2-Year Notes	September 2010	$656,484	$(2,866)

Notes to Schedule of Investments
ADR = American Depositary Receipt
AUD = Australian Dollar
BRL = Brazilian Real
CAD = Canadian Dollar
CHF = Swiss Franc
CLP = Chilean Peso
CNY = Chinese Yuan
COP = Colombian Peso
DB = Deutsche Bank
ETF = Exchange-Traded Fund
EUR = Euro
GBP = British Pound
GSCI = Goldman Sachs Commodities Index
HKD = Hong Kong Dollar
IDR = Indonesian Rupiah
ILS = Israeli Shekel
INR = Indian Rupee
JPY = Japanese Yen
KRW = Korea Won
MXN = Mexican Peso
MYR = Malaysian Ringgit
NOK = Norwegian Krone
NZD = New Zealand Dollar
PHP = Philippine Peso
RUB = Russian Rouble
SEK = Swedish Krona
SGD = Singapore Dollar
THB = Thai Baht
TWD = Taiwanese Dollar
USD = United States Dollar
(1) Security, or a portion thereof, has been segregated for forward foreign currency exchange contracts and futures contracts. At the period end, the aggregate value of securities pledged was $2,822,000.
(2) Non-income producing.
(3) The rate indicated is the yield to maturity at purchase.

Industry classifications are unaudited.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $8,198,643)	$8,020,736
Receivable for capital shares sold	154,755
Receivable for forward foreign currency exchange contracts	14,488
Receivable for variation margin on futures contracts	516
Dividends and interest receivable	27,645
8,218,140

Liabilities
Payable for investments purchased	86,534
Payable for capital shares redeemed	33,000
Payable for forward foreign currency exchange contracts	34,823
Accrued management fees	5,638
Service fees (and distribution fees — A Class and R Class) payable	729
Distribution fees payable	217
160,941

Net Assets	$8,057,199

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,261,201
Accumulated net investment loss	(5,142)
Accumulated net realized loss on investment and foreign currency transactions	(1,498)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(197,362)
$8,057,199

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$4,043,640	421,637	$9.59
Institutional Class, $0.01 Par Value	$143,843	15,000	$9.59
A Class, $0.01 Par Value	$3,369,968	351,700	$9.58*
C Class, $0.01 Par Value	$356,067	37,204	$9.57
R Class, $0.01 Par Value	$143,681	15,000	$9.58
*Maximum offering price $10.16 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

FOR THE PERIOD ENDED JUNE 30, 2010(1)
Investment Income (Loss)
Income:
Interest	$ 14,816
Dividends (net of foreign taxes withheld of $94)	3,012
17,828

Expenses:
Management fees	10,908
Distribution fees — C Class	408
Service fees — C Class	136
Distribution and service fees:
A Class	1,029
R Class	117
Directors’ fees and expenses	19
12,617
Fees waived	(1,410)
11,207

Net investment income (loss)	6,621

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Foreign currency transactions	(14,951)

Change in net unrealized appreciation (depreciation) on:
Investments	(177,907)
Translation of assets and liabilities in foreign currencies	(20,336)
Futures contracts	881
(197,362)

Net realized and unrealized gain (loss)	(212,313)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(205,692)
(1) April 30, 2010 (fund inception) through June 30, 2010.

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

PERIOD ENDED JUNE 30, 2010(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,621
Net realized gain (loss)	(14,951)
Change in net unrealized appreciation (depreciation)	(197,362)
Net increase (decrease) in net assets resulting from operations	(205,692)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	8,262,891

Net increase (decrease) in net assets	8,057,199

Net Assets
End of period	$8,057,199

Accumulated net investment loss	$(5,142)
(1) April 30, 2010 (fund inception) through June 30, 2010.

See Notes to Financial Statements.

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Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Strategic Inflation Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek total real return (total return reduced by the expected impact of inflation). The fund pursues its objective by diversifying investments among U.S. Treasury inflation-indexed securities, commodity-related investments, and non-U.S. dollar investments. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. All classes of the fund commenced sale on April 30, 2010, the fund’s inception date.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

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Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Commodity Exchange-Traded Funds — The fund may invest in exchange-traded funds of underlying commodities (Commodity ETFs). Commodity ETFs are a type of index fund bought and sold on a securities exchange. A Commodity ETF trades like common stock and represents a portfolio designed to track the performance of a particular index of a physical commodity or group of physical commodities. The fund may purchase a Commodity ETF to gain exposure to the underlying physical commodities. The risks of owning a Commodity ETF generally reflect the risks of owning the underlying commodities they are designed to track, although the lack of liquidity on a Commodity ETF could result in it being more volatile. Commodities markets have historically been extremely volatile. Additionally, Commodity ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement (the Agreement) with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.7754% to 0.8929%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. During the period ended June 30, 2010, the investment advisor voluntarily agreed to waive 0.14% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011 and cannot terminate it without consulting the Board of Directors. The total amount of the waiver for each class for the period April 30, 2010 (fund inception) through June 30, 2010, was $692, $33, $576, $76 and $33 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the period April 30, 2010 (fund inception) through June 30, 2010, was 1.09% for the Investor Class, A Class, C Class and R Class and 0.89% for the Institutional Class. The effective annual management fee after waiver for each class for the period April 30, 2010 (fund inception) through June 30, 2010 was 0.95% for the Investor Class, A Class, C Class and R Class and 0.75% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period April 30, 2010 (fund inception) through June 30, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

21

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 36% of the fund’s outstanding shares.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period April 30, 2010 (fund inception) through June 30, 2010 totaled $5,333,669, of which $3,315,091 represented U.S. Treasury and Government Agency obligations. For the period April 30, 2010 (fund inception) through June 30, 2010, there were no sales of investment securities, excluding short-term investments.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Period ended June 30, 2010(1)
	Shares	Amount
Investor Class/Shares Authorized	100,000,000
Sold	452,024	$4,422,423
Redeemed	(30,387)	(291,564)
	421,637	4,130,859
Institutional Class/Shares Authorized	50,000,000
Sold	15,000	150,000
A Class/Shares Authorized	50,000,000
Sold	354,272	3,487,032
Redeemed	(2,572)	(25,000)
	351,700	3,462,032
C Class/Shares Authorized	50,000,000
Sold	37,204	370,000
R Class/Shares Authorized	50,000,000
Sold	15,000	150,000
Net increase (decrease)	840,541	$8,262,891
(1) April 30, 2010 (fund inception) through June 30, 2010.

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$3,807,865	—
Domestic Common Stocks	$ 705,382	—	—
Commodity ETFs	663,192	—	—
Foreign Common Stocks	416,457	57,228	—
Temporary Cash Investments	645,752	1,724,860	—
Total Value of Investment Securities	$2,430,783	$5,589,953	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(20,335)	—
Futures Contracts	$881	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$881	$(20,335)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears

23

the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	$14,488	currency exchange contracts	$34,823
Interest Rate Risk	Receivable for variation margin		Payable for variation margin
	on futures contracts	516	on futures contracts	—
		$15,004		$34,823

Effect of Derivative Instruments on the Statement of Operations for the Period Ended June 30, 2010

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations	Value	of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on		Change in net unrealized
	foreign currency transactions	$(14,873)	appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies	$(20,335)
Interest Rate Risk	Net realized gain (loss) on		Change in net unrealized
	futures contract transactions	—	appreciation (depreciation)
			on futures contracts	881
		$(14,873)		$(19,454)

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7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the period April 30, 2010 (fund inception) through June 30, 2010, the fund did not utilize the program.

8. Risk Factors

The fund may concentrate its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indexes. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

25

9. Federal Tax Information

The book-basis character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period ended June 30, 2010.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,198,909
Gross tax appreciation of investments	$ 15,462
Gross tax depreciation of investments	(193,635)
Net tax appreciation (depreciation) of investments	$(178,173)
Net tax appreciation (depreciation) on derivatives and translation of assets
and liabilities in foreign currencies	$ 1,601
Other book-to-tax adjustments	(2,866)
Net tax appreciation (depreciation)	$(179,438)
Undistributed ordinary income	—
Accumulated long-term gains	$2,249
Currency loss deferral	$(26,813)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on investments in passive foreign investment companies, on certain forward foreign currency exchange contracts and on certain futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The currency loss deferral listed above represents net foreign currency losses incurred in the two-month period ended June 30, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

26

Financial Highlights

Strategic Inflation Opportunities

Investor Class
For a Share Outstanding Throughout the Period Indicated
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01
Net Realized and Unrealized Gain (Loss)	(0.42)
Total From Investment Operations	(0.41)
Net Asset Value, End of Period	$9.59

Total Return(3)	(4.10)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(4)	0.95%(5)(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(4)	1.09%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.79%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.65%(6)
Portfolio Turnover Rate	0%
Net Assets, End of Period (in thousands)	$4,044
(1) April 30, 2010 (fund inception) through June 30, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(5) During the period ended June 30, 2010, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6) Annualized.

See Notes to Financial Statements.

27

Strategic Inflation Opportunities

Institutional Class
For a Share Outstanding Throughout the Period Indicated
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.02
Net Realized and Unrealized Gain (Loss)	(0.43)
Total From Investment Operations	(0.41)
Net Asset Value, End of Period	$9.59

Total Return(3)	(4.10)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(4)	0.75%(5)(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(4)	0.89%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.99%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.85%(6)
Portfolio Turnover Rate	0%
Net Assets, End of Period (in thousands)	$144
(1) April 30, 2010 (fund inception) through June 30, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(5) During the period ended June 30, 2010, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6) Annualized.

See Notes to Financial Statements.

28

Strategic Inflation Opportunities

A Class
For a Share Outstanding Throughout the Period Indicated
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01
Net Realized and Unrealized Gain (Loss)	(0.43)
Total From Investment Operations	(0.42)
Net Asset Value, End of Period	$9.58

Total Return(3)	(4.20)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(4)	1.20%(5)(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(4)	1.34%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.54%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.40%(6)
Portfolio Turnover Rate	0%
Net Assets, End of Period (in thousands)	$3,370
(1) April 30, 2010 (fund inception) through June 30, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(5) During the period ended June 30, 2010, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6) Annualized.

See Notes to Financial Statements.

29

Strategic Inflation Opportunities

C Class
For a Share Outstanding Throughout the Period Indicated
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)
Net Realized and Unrealized Gain (Loss)	(0.43)
Total From Investment Operations	(0.43)
Net Asset Value, End of Period	$9.57

Total Return(4)	(4.30)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	1.95%(6)(7)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(5)	2.09%(7)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.21)%(6)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.35)%(7)
Portfolio Turnover Rate	0%
Net Assets, End of Period (in thousands)	$356
(1) April 30, 2010 (fund inception) through June 30, 2010.
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(6)	During the period ended June 30, 2010, the investment advisor voluntarily agreed to waive a portion of its management fee.
(7) Annualized.

See Notes to Financial Statements.

30

Strategic Inflation Opportunities

R Class
For a Share Outstanding Throughout the Period Indicated
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01
Net Realized and Unrealized Gain (Loss)	(0.43)
Total From Investment Operations	(0.42)
Net Asset Value, End of Period	$9.58

Total Return(3)	(4.20)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(4)	1.45%(5)(6)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)(4)	1.59%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.29%(5)(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	0.15%(6)
Portfolio Turnover Rate	0%
Net Assets, End of Period (in thousands)	$144
(1) April 30, 2010 (fund inception) through June 30, 2010.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(5) During the period ended June 30, 2010, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6) Annualized.

See Notes to Financial Statements.

31

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the Strategic Inflation Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strategic Inflation Opportunities Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2010 (commencement of operations) through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

32

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

33

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

34

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

35

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas (1963)	President	Administrative Officer, ACC (February 2006 to February 2007); Executive Vice
	since 2007	President, ACC (November 2005 to February 2007); Global Chief Operating
Officer and Managing Director, Morgan Stanley (March 2000 to November
2005) Also serves as: Chief Executive Officer and Manager, ACS; Executive
Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Barry Fink (1955)	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke (1956)	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

36

Approval of Management Agreements

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board of directors’ approval or renewal of the fund’s advisory agreements. At a meeting held December 16, 2009, the directors unanimously approved the initial management agreement for the Strategic Inflation Opportunities Fund (the “fund”).

In advance of the board’s consideration, the advisor provided information concerning the fund. The materials circulated in advance of the meeting and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the advisor, the fund’s characteristics and key attributes, the rationale for launching the fund, the experience of the staff designated to manage the fund, the proposed pricing, and the markets in which the fund would be sold. The information considered and the discussions held at the meeting included, but were not limited to

• the nature, extent, and quality of investment management, shareholder, and other services to be provided to the fund under the management agreement;

• the wide range of programs and services to be provided by the advisor to fund shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor; and

• data comparing the cost of owning the fund to the cost of owning similar funds not managed by the advisor.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The advisor and board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies.

When considering the approval of the management agreement for the fund, the board considered the entrepreneurial risk that the advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the advisor will assume a substantial part of the start-up costs of the fund and the risk that the fund will grow to a level that will become profitable to the advisor. The board

37

considered the position that the fund would take in the line up of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering.

Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the directors’ familiarity with the advisor. The board oversees and evaluates on a continuous basis the nature and quality of all services the advisor performs for other funds within the American Century Investments’ complex. As such, the directors have confidence in the advisor’s integrity and competence in providing services to the fund.

In their deliberations, the board did not identify any particular information that was all-important or controlling, and each director attributed different weights to various factors. However, based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the board, including the independent directors, concluded that the overall arrangements between the fund and the advisor, as provided in the management agreement, were fair and reasonable in light of the services to be performed and should be approved.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. 1–3 Month Treasury Bill Index is a component of the Short Treasury Index, which includes aged U.S. Treasury bills, notes and bonds and excludes zero coupon strips.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities with a remaining maturity of one year or more.

The Citigroup World Government Bond, ex U.S., Index is a capitalization-weighted index comprised of investment-grade government bonds from 22 countries excluding the United States.

The Dollar Spot Index measures the performance of the U.S. dollar against a basket of currencies, including the euro, Japanese yen, Great Britain pound, Canadian dollar, Swiss franc, and Swedish krona.

The London Gold PM Fix, in U.S. dollars measures the daily gold prices, as set by the five-member London gold pool.

The S&P Goldman Sachs Commodities Index is a measure of price movements in the global commodities markets, including the principal physical commodities (energy, industrial metals, precious metals, agriculture, livestock) that are the subject of active, liquid futures markets.

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69054

Annual Report
June 30, 2010

American Century Investments®

NT Equity Growth Fund

President’s Letter	2
Market Perspective	3
U.S. Stock Index Returns	3

NT Equity Growth

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Five Largest Overweights	8
Five Largest Underweights.	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	25

Other Information

Proxy Voting Results	26
Management	27
Board Approval of Management Agreements	31
Additional Information	37
Index Definitions	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Stocks Rallied as Economy Improved

U.S. stocks posted double-digit gains for the 12 months ended June 30, 2010, thanks largely to improving economic conditions and unexpectedly strong corporate earnings. As the period began, the U.S. economy was starting to show early signs of recovery following a sharp downturn in late 2008 and early 2009. Led by improving results in manufacturing activity, housing, and consumer spending, the economy posted positive growth in the third and fourth quarters of 2009 after four consecutive quarters of declining output. By the first quarter of 2010, jobs data turned positive, providing further evidence of a burgeoning economic recovery.

In addition, corporate profits consistently exceeded expectations as many companies implemented stringent cost-management programs that helped boost profit margins. Rising demand for delayed big-ticket purchases, such as cars and appliances, also contributed to stronger earnings. As a result, stocks rose steadily for much of the period, with the major equity indices advancing by more than 30% from the beginning of the period through April 30, 2010.

Growing Uncertainty Led to Late Decline

Market conditions changed abruptly in the last two months of the period as persistent worries about sovereign debt problems in Europe and questions about the sustainability of the domestic economic recovery (validated to some degree by weaker economic data late in the period) weighed on investor confidence. With these headwinds, the equity market peaked in late April and then reversed direction in May and June. In addition, market volatility increased dramatically—the S&P 500 Index moved up or down by more than 1% on nearly half of the trading days in the second quarter of 2010.

Although stocks gave back a notable portion of their gains late in the period, the broad market indices returned approximately 15% overall for the 12 months. Mid- and small-cap stocks posted the best returns (see the table below), outpacing large-cap shares, while value stocks outperformed growth-oriented issues across all market capitalizations.

U.S. Stock Index Returns
For the 12 months ended June 30, 2010
Russell 1000 Index (Large-Cap)	15.24%	Russell 2000 Index (Small-Cap)	21.48%
Russell 1000 Value Index	16.92%	Russell 2000 Value Index	25.07%
Russell 1000 Growth Index	13.62%	Russell 2000 Growth Index	17.96%
Russell Midcap Index	25.13%
Russell Midcap Value Index	28.91%
Russell Midcap Growth Index	21.30%

3

Performance

NT Equity Growth

Total Returns as of June 30, 2010
			Average
			Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACLEX	13.53%	-4.02%	5/12/06
S&P 500 Index	—	14.43%	-3.25%	—

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

NT Equity Growth

*From 5/12/06, the Institutional Class’s inception date. Not annualized.
Total Annual Fund Operating Expenses
Institutional Class	0.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

NT Equity Growth

Portfolio Managers: Bill Martin and Claudia Musat

In June 2010, portfolio manager Thomas Vaiana left American Century Investments to pursue other opportunities. With his departure, Claudia Musat, a portfolio manager who has been with the firm since 2005, was named co-portfolio manager of NT Equity Growth with Bill Martin.

Performance Summary

NT Equity Growth returned 13.53% for the 12 months ended June 30, 2010, compared with the 14.43% return of its benchmark, the S&P 500 Index.

The double-digit gain for both NT Equity Growth and the S&P 500 reflected the broad advance in the U.S. equity market. However, NT Equity Growth lagged the S&P 500 for the 12-month period. Although the fund’s smaller average market capitalization contributed favorably to performance during the period, price momentum detracted amid the market’s dramatic ebbs and flows.

Utilities Lagged

Stock selection in three key sectors produced essentially all of the under-performance versus the benchmark, with the utilities sector doing the most damage. An overweight position in independent power producers and stock choices among multi-utilities contributed virtually all of the underperformance in this sector. The three biggest individual detractors in the portfolio were utilities stocks, led by independent power producers NRG Energy and Mirant. NRG Energy, based in New Jersey, failed to meet earnings expectations for three consecutive quarters amid falling power prices and higher operating costs. Atlanta-based Mirant also struggled with higher costs, and the company’s emphasis on coal-fired power plants led to concerns about potential carbon taxes in forthcoming federal energy legislation. Late in the period, Mirant announced a merger agreement with competitor RRI Energy.

The other significant detractor in the utilities sector was electric and gas utility Public Services Enterprise Group, which operates primarily in the mid-Atlantic region. Declining demand for power weighed on the company’s earnings during the period.

Financials and Industrials Also Detracted

The portfolio’s financials and industrials holdings also underperformed their counterparts in the S&P 500. Underweight positions in real estate investment trusts and consumer finance companies, along with stock selection among capital markets firms, had the biggest negative impact on relative results in the financials sector. The most significant missed opportunities included credit card companies American Express and Capital One Financial, both of which rallied as credit conditions improved and consumer spending picked up. Investment bank Goldman Sachs was hurt by uncertainty surrounding the federal government’s regulatory overhaul of the financial industry, as well as a fraud lawsuit brought by the Securities and Exchange Commission.

6

NT Equity Growth

Underperformance in the industrials sector was driven primarily by stock selection among aerospace and defense companies and an overweight position in construction and engineering firms. An underweight position in aircraft maker Boeing hindered results as increased aircraft orders and a successful test flight of its 787 Dreamliner boosted the stock. Construction and engineering firm Fluor was another noteworthy detractor, declining amid a slowdown in revenues from oil and gas projects.

Consumer and Energy Stocks Outperformed

On the positive side, stock selection was most successful in the consumer discretionary, energy, and consumer staples sectors. By far, security selection added the most value in the consumer discretionary sector, led by auto components manufacturers and internet retailers. An overweight position in household durable goods makers also contributed favorably to results in this sector. The top contributors among consumer discretionary stocks were auto parts maker TRW Automotive and online movie rental firm Netflix. TRW Automotive rallied as a recovery in auto sales led to a sharp increase in demand for its products, while Netflix enjoyed strong subscriber growth and generated better-than-expected earnings amid increased customer usage of streaming video.

Industry allocation was the key behind the outperformance in the energy sector, particularly an underweight position in oil and gas producers and an overweight position in energy equipment and services companies. In the consumer staples sector, stock selection among beverage makers and an underweight position in food and staples retailers contributed the most to outperformance. Top individual contributors included energy exploration and production company McMoRan Exploration, which rallied sharply in early 2010 after the company made a substantial oil discovery, and beverage distributor Coca-Cola Enterprises, which was acquired by Coca-Cola.

Stock selection in the chemicals industry also generated noteworthy outperformance, particularly an overweight position in fertilizer producer Terra Industries and an underweight position in agricultural chemicals maker Monsanto. Terra agreed to be acquired by competitor CF Industries Holdings, while Monsanto faced intense price competition in its Roundup herbicide business and tepid demand for its new enhanced seed products.

A Look Ahead

The market environment has grown increasingly choppy in recent months, reflecting greater uncertainty about the resilience of the economic recovery. Although most businesses weathered the 2008 recession relatively well, stubbornly high unemployment suggests that the corporate sector is not yet confident enough in the strength of the recovery to expand payrolls. This economic uncertainty—and the stock market volatility that often accompanies it—is likely to continue as we move into the second half of 2010.

The quantitative investment process we use to manage NT Equity Growth has a framework that is objective, disciplined, and systematic—in other words, it avoids getting caught up in the fads and emotions that can drive short-term market movements. We believe this approach will produce superior relative performance over the long term.

7

NT Equity Growth

Top Ten Holdings
		% of net assets as of 6/30/10
Exxon Mobil Corp.		3.1%
International Business Machines Corp.		2.6%
Johnson & Johnson		2.3%
JPMorgan Chase & Co.		2.3%
Microsoft Corp.		2.2%
Apple, Inc.		2.2%
AT&T, Inc.		2.1%
Chevron Corp.		2.1%
Intel Corp.		1.9%
Bank of America Corp.		1.8%

Five Largest Overweights as of June 30, 2010
	% of net assets	% of S&P 500 Index
Integrys Energy Group, Inc.	0.96%	0.04%
International Business Machines Corp.	2.58%	1.70%
Constellation Energy Group, Inc.	0.95%	0.07%
Eli Lilly & Co.	1.23%	0.36%
Humana, Inc.	0.90%	0.08%

Five Largest Underweights as of June 30, 2010
	% of net assets	% of S&P 500 Index
Berkshire Hathaway, Inc., Class B	0.30%	1.42%
Merck & Co., Inc.	0.09%	1.17%
PepsiCo, Inc.	0.06%	1.05%
Pfizer, Inc.	0.25%	1.23%
Coca-Cola Co. (The)	0.27%	1.24%

Types of Investments in Portfolio
		% of net assets as of 6/30/10
Common Stocks		98.6%
Temporary Cash Investments		1.9%
Other Assets and Liabilities		(0.5)%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual	$1,000	$939.70	$2.36	0.49%
Hypothetical	$1,000	$1,022.36	$2.46	0.49%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NT Equity Growth

JUNE 30, 2010
	Shares	Value		Shares	Value
Common Stocks — 98.6%			Valspar Corp.	21,450	$ 646,074
			W.R. Grace & Co.(1)	7,541	158,663
AEROSPACE & DEFENSE — 1.8%
Boeing Co. (The)	36,917	$ 2,316,542			4,799,467
L-3 Communications			COMMERCIAL BANKS — 3.1%
Holdings, Inc.	8,232	583,155	BB&T Corp.	7,630	200,745
Northrop Grumman Corp.	11,087	603,576	KeyCorp	33,180	255,154
Raytheon Co.	48,522	2,347,979	PNC Financial Services
		5,851,252	Group, Inc.	16,330	922,645
AIR FREIGHT & LOGISTICS — 0.8%			Regions Financial Corp.	24,591	161,809
FedEx Corp.	9,273	650,130	Toronto-Dominion Bank (The)	37,982	2,465,412
United Parcel Service, Inc.,			U.S. Bancorp.	47,427	1,059,994
Class B	34,473	1,961,169	Wells Fargo & Co.	191,987	4,914,867
		2,611,299			9,980,626
AUTO COMPONENTS — 0.5%			COMMERCIAL SERVICES & SUPPLIES — 0.1%
TRW Automotive			R.R. Donnelley & Sons Co.	12,835	210,109
Holdings Corp.(1)	53,964	1,487,787	Republic Services, Inc.	1,666	49,530
AUTOMOBILES — 0.2%			Waste Management, Inc.	3,229	101,036
Ford Motor Co.(1)	73,602	741,908			360,675
BEVERAGES — 1.5%			COMMUNICATIONS EQUIPMENT — 1.2%
Coca-Cola Co. (The)	17,249	864,520	ADC Telecommunications, Inc.(1)	28,133	208,465
Coca-Cola Enterprises, Inc.	35,161	909,264	Arris Group, Inc.(1)	40,914	416,914
Dr Pepper Snapple Group, Inc.	77,678	2,904,380	Cisco Systems, Inc.(1)	88,967	1,895,887
PepsiCo, Inc.	3,198	194,918	CommScope, Inc.(1)	15,097	358,856
		4,873,082	Harris Corp.	10,164	423,331
BIOTECHNOLOGY — 2.6%			Plantronics, Inc.	12,390	354,354
Amgen, Inc.(1)	81,122	4,267,017	Tellabs, Inc.	36,778	235,011
Biogen Idec, Inc.(1)	38,915	1,846,517			3,892,818
Cephalon, Inc.(1)	31,724	1,800,337	COMPUTERS & PERIPHERALS — 5.2%
Cubist Pharmaceuticals, Inc.(1)	22,402	461,481	Apple, Inc.(1)	27,506	6,918,584
Gilead Sciences, Inc.(1)	2,415	82,786	EMC Corp.(1)	37,856	692,765
		8,458,138	Hewlett-Packard Co.	37,074	1,604,563
CAPITAL MARKETS — 2.2%			Lexmark International, Inc.,
Bank of New York			Class A(1)	44,639	1,474,426
Mellon Corp. (The)	61,176	1,510,435	SanDisk Corp.(1)	37,522	1,578,551
Goldman Sachs			Seagate Technology(1)	169,561	2,211,075
Group, Inc. (The)	30,566	4,012,399	Synaptics, Inc.(1)	11,260	309,650
Investment Technology
Group, Inc.(1)	4,591	73,731	Western Digital Corp.(1)	61,277	1,848,114
Legg Mason, Inc.	57,423	1,609,567			16,637,728
		7,206,132	CONSTRUCTION & ENGINEERING — 0.7%
CHEMICALS — 1.5%			EMCOR Group, Inc.(1)	53,486	1,239,271
Ashland, Inc.	12,681	588,652	Shaw Group, Inc. (The)(1)	21,634	740,315
Lubrizol Corp.	26,645	2,139,860	URS Corp.(1)	6,265	246,528
OM Group, Inc.(1)	17,914	427,428			2,226,114
Sherwin-Williams Co. (The)	12,123	838,790

11

NT Equity Growth

	Shares	Value		Shares	Value
CONSUMER FINANCE — 0.6%			FOOD & STAPLES RETAILING — 1.0%
American Express Co.	16,370	$ 649,889	Safeway, Inc.	89,522	$ 1,760,002
AmeriCredit Corp.(1)	16,799	306,078	SUPERVALU, INC.	31,170	337,883
Cash America International, Inc.	27,744	950,787	Wal-Mart Stores, Inc.	24,782	1,191,271
		1,906,754			3,289,156
CONTAINERS & PACKAGING — 0.3%			FOOD PRODUCTS — 3.7%
Graphic Packaging Holding Co.(1)	113,357	357,075	ConAgra Foods, Inc.	75,846	1,768,729
Rock-Tenn Co., Class A	13,536	672,333	Corn Products International, Inc.	44,518	1,348,895
		1,029,408	Del Monte Foods Co.	174,085	2,505,083
DIVERSIFIED CONSUMER SERVICES — 0.3%			Dole Food Co., Inc.(1)	37,782	394,066
Career Education Corp.(1)	8,936	205,707	Hershey Co. (The)	10,759	515,679
Corinthian Colleges, Inc.(1)	11,271	111,019	Lancaster Colony Corp.	5,069	270,482
ITT Educational Services, Inc.(1)	5,779	479,773	Mead Johnson Nutrition Co.	7,934	397,652
		796,499	Sara Lee Corp.	165,450	2,332,845
DIVERSIFIED FINANCIAL SERVICES — 4.1%			Tyson Foods, Inc., Class A	135,118	2,214,584
Bank of America Corp.	409,701	5,887,404			11,748,015
JPMorgan Chase & Co.	199,774	7,313,726	GAS UTILITIES — 0.3%
		13,201,130	Nicor, Inc.	2,586	104,733
DIVERSIFIED TELECOMMUNICATION			ONEOK, Inc.	19,147	828,108
SERVICES — 2.7%			UGI Corp.	3,860	98,198
AT&T, Inc.	280,210	6,778,280			1,031,039
Verizon Communications, Inc.	68,428	1,917,352	HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
		8,695,632	Becton, Dickinson & Co.	8,434	570,307
ELECTRIC UTILITIES — 1.0%			C.R. Bard, Inc.	18,187	1,410,038
Entergy Corp.	8,264	591,868	Hospira, Inc.(1)	3,002	172,465
Exelon Corp.	25,473	967,210	Medtronic, Inc.	20,183	732,037
NextEra Energy, Inc.	30,731	1,498,443	STERIS Corp.	22,223	690,691
		3,057,521			3,575,538
ELECTRICAL EQUIPMENT — 0.1%			HEALTH CARE PROVIDERS & SERVICES — 3.0%
General Cable Corp.(1)	7,812	208,190	Cardinal Health, Inc.	79,635	2,676,532
ELECTRONIC EQUIPMENT, INSTRUMENTS &			Health Net, Inc.(1)	8,005	195,082
COMPONENTS — 1.1%			Humana, Inc.(1)	62,944	2,874,653
Anixter International, Inc.(1)	8,263	352,004
			Magellan Health Services, Inc.(1)	10,592	384,701
Celestica, Inc.(1)	96,062	774,260	UnitedHealth Group, Inc.	77,946	2,213,666
Tech Data Corp.(1)	20,878	743,674	WellPoint, Inc.(1)	27,205	1,331,141
Tyco Electronics Ltd.	63,577	1,613,584			9,675,775
Vishay Intertechnology, Inc.(1)	10,178	78,778	HOTELS, RESTAURANTS & LEISURE — 0.7%
		3,562,300	McDonald’s Corp.	19,475	1,282,818
ENERGY EQUIPMENT & SERVICES — 1.4%			Panera Bread Co., Class A(1)	8,334	627,467
Complete Production			Starbucks Corp.	14,093	342,460
Services, Inc.(1)	31,902	456,199
					2,252,745
National Oilwell Varco, Inc.	48,022	1,588,088	HOUSEHOLD DURABLES — 0.4%
Oil States International, Inc.(1)	25,794	1,020,926
			American Greetings Corp.,
Schlumberger Ltd.	19,622	1,085,881	Class A	21,704	407,167
Transocean Ltd.(1)	5,052	234,059	D.R. Horton, Inc.	28,202	277,226
		4,385,153

12

NT Equity Growth

	Shares	Value		Shares	Value
Harman International			INTERNET SOFTWARE & SERVICES — 1.6%
Industries, Inc.(1)	13,816	$ 412,960	AOL, Inc.(1)	27,746	$ 576,839
Ryland Group, Inc.	6,593	104,301	EarthLink, Inc.	50,162	399,289
		1,201,654	Google, Inc., Class A(1)	8,988	3,999,211
HOUSEHOLD PRODUCTS — 2.5%					4,975,339
Colgate-Palmolive Co.	9,632	758,616	IT SERVICES — 4.5%
Kimberly-Clark Corp.	24,576	1,490,043	Acxiom Corp.(1)	5,034	73,950
Procter & Gamble Co. (The)	93,889	5,631,462	Automatic Data Processing, Inc.	57,343	2,308,629
		7,880,121	Computer Sciences Corp.	43,274	1,958,149
INDEPENDENT POWER PRODUCERS &			Convergys Corp.(1)	111,515	1,093,962
ENERGY TRADERS — 1.5%
Constellation Energy Group, Inc.	94,909	3,060,815	International Business
			Machines Corp.	67,144	8,290,941
Mirant Corp.(1)	91,867	970,116
			NeuStar, Inc., Class A(1)	9,491	195,704
NRG Energy, Inc.(1)	43,238	917,078
			Western Union Co. (The)	42,664	636,120
		4,948,009			14,557,455
INDUSTRIAL CONGLOMERATES — 1.8%			LEISURE EQUIPMENT & PRODUCTS — 0.6%
3M Co.	25,732	2,032,571	Polaris Industries, Inc.	36,546	1,996,143
Carlisle Cos., Inc.	41,211	1,488,953	LIFE SCIENCES TOOLS & SERVICES — 0.3%
General Electric Co.	161,440	2,327,965	Bruker Corp.(1)	76,997	936,284
		5,849,489	MACHINERY — 2.7%
INSURANCE — 5.0%			Briggs & Stratton Corp.	23,528	400,447
ACE Ltd.	12,884	663,268	Caterpillar, Inc.	31,178	1,872,862
Allied World Assurance Co.
Holdings Ltd.	29,256	1,327,637	Cummins, Inc.	17,689	1,152,085
American Financial Group, Inc.	90,418	2,470,220	Deere & Co.	30,041	1,672,683
Arch Capital Group Ltd.(1)	1,181	87,985	Graco, Inc.	3,154	88,911
Aspen Insurance Holdings Ltd.	6,091	150,691	Mueller Industries, Inc.	7,917	194,758
			Oshkosh Corp.(1)	52,173	1,625,711
Berkshire Hathaway, Inc.,
Class B(1)	12,232	974,768	Timken Co.	52,408	1,362,084
Chubb Corp. (The)	17,941	897,229	WABCO Holdings, Inc.(1)	12,959	407,949
CNA Financial Corp.(1)	7,971	203,739			8,777,490
Endurance Specialty			MEDIA — 2.4%
Holdings Ltd.	23,327	875,462	Comcast Corp., Class A	177,828	3,088,872
Hartford Financial Services			DIRECTV, Class A(1)	8,147	276,346
Group, Inc. (The)	3,519	77,876	Discovery Communications,
Horace Mann Educators Corp.	9,899	151,455	Inc., Class A(1)	5,695	203,369
Principal Financial Group, Inc.	107,345	2,516,167	Gannett Co., Inc.	8,966	120,682
Protective Life Corp.	5,067	108,383	Liberty Media Corp. - Starz,
Prudential Financial, Inc.	60,497	3,246,269	Series A(1)	3,711	192,378
Transatlantic Holdings, Inc.	2,443	117,166	Scholastic Corp.	11,518	277,814
Travelers Cos., Inc. (The)	46,362	2,283,329	Time Warner, Inc.	111,156	3,213,520
		16,151,644	Walt Disney Co. (The)	9,269	291,974
INTERNET & CATALOG RETAIL — 0.5%					7,664,955
Amazon.com, Inc.(1)	6,526	713,031	METALS & MINING — 2.0%
Netflix, Inc.(1)	6,693	727,194	Freeport-McMoRan
		1,440,225	Copper & Gold, Inc.	53,761	3,178,888
			Newmont Mining Corp.	32,722	2,020,256

13

NT Equity Growth

	Shares	Value		Shares	Value
Reliance Steel & Aluminum Co.	29,212	$ 1,056,014	CBL & Associates Properties, Inc.	1,033	$ 12,850
Worthington Industries, Inc.	14,823	190,624	Equity LifeStyle Properties, Inc.	6,504	313,688
		6,445,782	Federal Realty Investment Trust	454	31,902
MULTILINE RETAIL — 1.4%			Mid-America Apartment
Big Lots, Inc.(1)	3,501	112,347	Communities, Inc.	629	32,375
Dillard’s, Inc., Class A	25,814	555,001	Simon Property Group, Inc.	2,943	237,647
Dollar Tree, Inc.(1)	19,223	800,233			1,012,773
Family Dollar Stores, Inc.	16,204	610,729	ROAD & RAIL — 0.3%
Macy’s, Inc.	25,981	465,060	CSX Corp.	11,036	547,716
Target Corp.	36,992	1,818,896	Norfolk Southern Corp.	10,174	539,731
		4,362,266			1,087,447
MULTI-UTILITIES — 1.6%			SEMICONDUCTORS & SEMICONDUCTOR
			EQUIPMENT — 3.5%
DTE Energy Co.	36,856	1,681,002
			Advanced Micro Devices, Inc.(1)	65,067	476,290
Integrys Energy Group, Inc.	70,089	3,065,693
			Broadcom Corp., Class A	45,438	1,498,091
NiSource, Inc.	18,456	267,612
			Intel Corp.	317,036	6,166,350
		5,014,307
			LSI Corp.(1)	120,241	553,109
OFFICE ELECTRONICS — 0.2%
			Micron Technology, Inc.(1)	57,772	490,484
Xerox Corp.	58,059	466,794
			RF Micro Devices, Inc.(1)	83,095	324,902
OIL, GAS & CONSUMABLE FUELS — 9.3%
Anadarko Petroleum Corp.	16,184	584,080	Texas Instruments, Inc.	71,800	1,671,504
Apache Corp.	16,418	1,382,231			11,180,730
Canadian Natural Resources Ltd.	50,359	1,673,430	SOFTWARE — 4.1%
Chevron Corp.	97,823	6,638,269	ACI Worldwide, Inc.(1)	6,885	134,051
Cimarex Energy Co.	12,081	864,758	Fair Isaac Corp.	12,104	263,746
ConocoPhillips	84,177	4,132,249	Intuit, Inc.(1)	81,457	2,832,260
Exxon Mobil Corp.	173,841	9,921,106	Microsoft Corp.	307,306	7,071,111
Murphy Oil Corp.	23,671	1,172,898	Oracle Corp.	73,379	1,574,714
Occidental Petroleum Corp.	26,800	2,067,620	Quest Software, Inc.(1)	11,556	208,470
World Fuel Services Corp.	55,550	1,440,967	Symantec Corp.(1)	46,834	650,056
		29,877,608	Synopsys, Inc.(1)	23,936	499,544
PAPER & FOREST PRODUCTS — 0.2%					13,233,952
International Paper Co.	27,973	633,029	SPECIALTY RETAIL — 2.3%
PHARMACEUTICALS — 6.6%			AutoZone, Inc.(1)	1,032	199,403
Abbott Laboratories	49,234	2,303,167	Gap, Inc. (The)	79,182	1,540,882
Bristol-Myers Squibb Co.	107,171	2,672,845	Home Depot, Inc. (The)	1,925	54,035
Eli Lilly & Co.	117,988	3,952,598	PetSmart, Inc.	7,434	224,284
Endo Pharmaceuticals			Rent-A-Center, Inc.(1)	40,363	817,754
Holdings, Inc.(1)	85,440	1,864,301
			Ross Stores, Inc.	49,885	2,658,371
Forest Laboratories, Inc.(1)	53,727	1,473,732	Williams-Sonoma, Inc.	76,796	1,906,077
Johnson & Johnson	123,891	7,317,002			7,400,806
King Pharmaceuticals, Inc.(1)	85,651	650,091	TEXTILES, APPAREL & LUXURY GOODS — 0.2%
Merck & Co., Inc.	7,995	279,585	Jones Apparel Group, Inc.	36,296	575,292
Pfizer, Inc.	55,521	791,729	THRIFTS & MORTGAGE FINANCE(2)
		21,305,050	Ocwen Financial Corp.(1)	11,982	122,097
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%			TOTAL COMMON STOCKS
Annaly Capital Management, Inc.	8,511	145,964	(Cost $317,046,486)		316,638,622
Boston Properties, Inc.	3,341	238,347
14

NT Equity Growth

	Shares	Value	Notes to Schedule of Investments
Temporary Cash Investments — 1.9%			(1) Non-income producing.
JPMorgan U.S. Treasury			(2) Industry is less than 0.05% of total net assets.
Plus Money Market Fund
Agency Shares	7,089	$ 7,089	Industry classifications are unaudited.
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.125%, 6/30/11,			See Notes to Financial Statements.
valued at $6,119,602), in a joint trading
account at 0.01%, dated 6/30/10, due
7/1/10 (Delivery value $6,000,002)		6,000,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $6,007,089)		6,007,089
TOTAL INVESTMENT
SECURITIES — 100.5%
(Cost $323,053,575)		322,645,711
OTHER ASSETS AND
LIABILITIES — (0.5)%		(1,687,266)
TOTAL NET ASSETS — 100.0%		$320,958,445

15

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $323,053,575)	$322,645,711
Receivable for capital shares sold	1,531,036
Dividends and interest receivable	266,279
324,443,026

Liabilities
Payable for investments purchased	3,351,266
Accrued management fees	133,315
3,484,581

Net Assets	$320,958,445

Institutional Class Capital Shares, $0.01 Par Value
Authorized	100,000,000
Shares outstanding	40,548,772

Net Asset Value Per Share	$7.92

Net Assets Consist of:
Capital (par value and paid-in surplus)	$342,325,870
Undistributed net investment income	121,481
Accumulated net realized loss on investment transactions	(21,081,042)
Net unrealized depreciation on investments	(407,864)
$320,958,445

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,732)	$ 4,984,162
Interest	3,228
4,987,390

Expenses:
Management fees	1,353,432
Directors’ fees and expenses	7,925
Other expenses	297
1,361,654

Net investment income (loss)	3,625,736

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	22,800,414
Futures contract transactions	(597,602)
22,202,812

Change in net unrealized appreciation (depreciation) on investments	(4,601,954)

Net realized and unrealized gain (loss)	17,600,858

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,226,594

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 3,625,736	$ 2,425,566
Net realized gain (loss)	22,202,812	(37,802,622)
Change in net unrealized appreciation (depreciation)	(4,601,954)	3,088,081
Net increase (decrease) in net assets resulting from operations	21,226,594	(32,288,975)

Distributions to Shareholders
From net investment income	(3,438,550)	(2,756,354)

Capital Share Transactions
Proceeds from shares sold	123,776,451	138,962,826
Proceeds from reinvestment of distributions	787,044	—
Payments for shares redeemed	(12,439,437)	(25,288,359)
Net increase (decrease) in net assets from capital share transactions	112,124,058	113,674,467

Net increase (decrease) in net assets	129,912,102	78,629,138

Net Assets
Beginning of period	191,046,343	112,417,205
End of period	$320,958,445	$191,046,343

Undistributed net investment income	$121,481	$11,314

Transactions in Shares of the Fund
Sold	14,919,441	19,416,650
Issued in reinvestment of distributions	91,623	—
Redeemed	(1,525,318)	(3,616,866)
Net increase (decrease) in shares of the fund	13,485,746	15,799,784

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in common stocks. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

19

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2010 was 0.49%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

20

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010, were $296,290,674 and $186,548,923, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$316,638,622	—
Temporary Cash Investments	7,089	$6,000,000	—
Total Value of Investment Securities	$316,645,711	$6,000,000	—

5. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $(597,602) in net realized gain (loss) on futures contract transactions.

21

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2010, the fund did not utilize the program.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$3,438,550	$2,756,354
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$330,971,236
Gross tax appreciation of investments	$ 14,468,976
Gross tax depreciation of investments	(22,794,501)
Net tax appreciation (depreciation) of investments	$ (8,325,525)
Undistributed ordinary income	$121,481
Accumulated capital losses	$(13,163,381)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(9,087,176) and $(4,076,205) expire in 2017 and 2018, respectively.

22

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2010.

For corporate taxpayers, the fund hereby designates $3,438,550, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2010 as qualified for the corporate dividends received deduction.

23

Financial Highlights

NT Equity Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.06	$9.98	$11.53	$10.87	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.11(3)	0.13(3)	0.12	0.06	0.07
Net Realized and Unrealized Gain (Loss)	0.85	(2.89)	(1.47)	0.65	0.87
Total From Investment Operations	0.96	(2.76)	(1.35)	0.71	0.94
Distributions
From Net Investment Income	(0.10)	(0.16)	(0.09)	(0.05)	(0.07)
From Net Realized Gains	—	—	(0.11)	—	—
Total Distributions	(0.10)	(0.16)	(0.20)	(0.05)	(0.07)
Net Asset Value, End of Period	$7.92	$7.06	$9.98	$11.53	$10.87

Total Return(4)	13.53%	(27.73)%	(11.84)%	6.59%	9.47%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.49%	0.50%	0.47%	0.47%(5)	0.47%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.31%	1.82%	1.20%	1.04%(5)	1.20%(5)
Portfolio Turnover Rate	69%	109%	99%	54%	65%
Net Assets, End of Period (in thousands)	$320,958	$191,046	$112,417	$91,945	$71,743
(1)	January 1, 2007 through June 30, 2007. The fund’s fiscal year end was changed from December 31 to June 30, resulting in a six-month annual reporting period.
(2)	May 12, 2006 (fund inception) through December 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net assets value of the last business day.
(5) Annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the NT Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity Growth Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

25

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.):

Frederick L.A. Grauer	For:	4,067,909,978
	Withhold:	174,470,448
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	312,772,256
	Against:	6,194,410
	Abstain:	1,759,137
	Broker Non-Vote:	0

26

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

27

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

28

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

29

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to February 2007); Executive Vice
(1963)	since 2007	President, ACC (November 2005 to February 2007); Global Chief Operating
Officer and Managing Director, Morgan Stanley (March 2000 to November
2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive
Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Barry Fink	Executive Vice	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreeement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

31

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

32

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

33

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

34

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to

35

the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69055

Annual Report
June 30, 2010

American Century Investments®

International Core Equity Fund

President’s Letter	2
Market Perspective	3
Foreign Stock Index Returns	3

International Core Equity

Performance	4
Portfolio Commentary	6
Top Ten Holdings	8
Investments by Country	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	31

Other Information

Proxy Voting Results	32
Management	33
Board Approval of Management Agreements	37
Additional Information	43
Index Definitions	44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended June 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

Foreign Stocks Advanced as Global Economy Improved

International stocks gained ground for the 12 months ended June 30, 2010, thanks largely to improving economic conditions worldwide. As the period began, the global economy was starting to show early signs of recovery following a severe downturn in late 2008 and early 2009. Led by economic progress in the U.S., the major economies in Europe and Asia delivered positive economic growth in the second half of 2009 as stimulus programs enacted by governments around the world began to bear fruit. Commodity-driven economies, such as those in Australia and Norway, enjoyed the most resilient recoveries.

Optimism about a burgeoning global economic recovery, along with improving profitability at many public companies, led to a solid rally in stock markets worldwide during the last half of 2009 and early 2010. The MSCI EAFE Index, a broad measure of international stock performance, advanced by more than 23% from the beginning of the period through April 30, 2010.

Fiscal Stress in Europe Led to Late Decline

Market conditions changed abruptly in the last two months of the period as a sovereign debt crisis in Greece spread to other countries in Europe with sizable fiscal deficits. The mounting debt issues raised questions about the sustainability of the global economic recovery, and these concerns led to a sharp reversal in equity markets around the world in May and June. Although European bourses led the broad decline, few markets were spared from the sell-off.

Although international stocks lost significant ground late in the period, the MSCI EAFE Index posted a positive return overall for the 12 months (see the table below). Emerging markets were the top performers, gaining more than 20% as a group as these countries were less impacted by the debt turmoil. Among developed markets, countries along the Pacific Rim produced the best returns, with the significant exception of Japan, which ended the period little changed. European markets generally performed in line with the index, though they were hardest hit during the late-period decline.

Foreign Stock Index Returns
For the 12 months ended June 30, 2010
MSCI EAFE Index	5.92%	MSCI World Free Index	10.20%
MSCI EAFE Growth Index	8.59%	MSCI EM Index	23.15%
MSCI EAFE Value Index	3.21%	MSCI Pacific Free ex-Japan Index	18.43%
		MSCI Europe Index	5.70%
		MSCI Japan Index	0.76%

3

Performance

International Core Equity

Total Returns as of June 30, 2010
			Average
			Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACIMX	4.68%	-10.27%	11/30/06
MSCI EAFE Index	—	5.92%	-7.98%	—
Institutional Class	ACIUX	4.88%	-10.08%	11/30/06
A Class	ACIQX			11/30/06
No sales charge*		4.42%	-10.50%
With sales charge*		-1.53%	-11.96%
B Class	ACIJX			11/30/06
No sales charge*		3.64%	-11.13%
With sales charge*		-0.36%	-12.29%
C Class	ACIKX	3.64%	-11.13%	11/30/06
R Class	ACIRX	4.16%	-10.72%	11/30/06
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

International Core Equity

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.18%	0.98%	1.43%	2.18%	2.18%	1.68%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

International Core Equity

Portfolio Manager: Zili Zhang

On March 31, 2010, International Core Equity portfolio manager John Schniedwind, who was also chief investment officer for quantitative equity, retired from American Century Investments after 27 years with the firm. Zili Zhang remains as portfolio manager of International Core Equity and will be joined by co-managers Armando Lacayo and Elizabeth Xie, effective August 9, 2010.

Performance Summary

International Core Equity returned 4.68%* for the 12 months ended June 30, 2010, compared with the 5.92% return of the fund’s benchmark, the MSCI EAFE Index.

The positive performance for International Core Equity reflected the broad advance in international equity markets during the 12-month period. However, the fund modestly underperformed its benchmark, the MSCI EAFE Index. The bulk of the underperformance resulted from the portfolio’s European holdings, particularly in the U.K. and Switzerland, which more than offset the positive impact of the fund’s exposure to emerging markets.

Consumer and Energy Stocks Detracted

From a sector perspective, International Core Equity’s consumer discretionary and energy holdings contributed the most to its underperformance versus the MSCI EAFE Index. Stock selection among hotels, restaurants, and leisure companies, as well as apparel makers, generated the bulk of the underperformance in the consumer discretionary sector. The most significant individual detractor in this sector was OPAP, also known as the Greek Organization of Football Prognostics, which is the largest sports betting firm in Europe. The debt crisis and resulting economic downturn in Greece weighed on gambling and lottery revenues for the company. Another notable decliner was British video game retailer Game Group, which struggled with increased competition and a slowdown in game sales.

In the energy sector, virtually all of the underperformance resulted from stock selection among oil and gas producers. TGS Nopec Geophysical, a Norwegian company that produces seismic imaging data for energy companies, detracted the most in this sector. TGS slumped as the oil spill in the Gulf of Mexico put the brakes on new deepwater drilling activity, reducing demand for the company’s services.

The portfolio’s consumer staples stocks also lagged during the 12-month period, resulting from both an underweight in the sector—consumer staples was the best-performing sector in the index—and stock selection among food and staples retailers. Australian supermarket and department store chain Wesfarmers and Japanese convenience store operator FamilyMart were the biggest detractors in this sector. Both companies faced weakness in retail spending that contributed to lower-than-expected earnings.

*All fund returns referenced in this commentary are for Investor Class shares.

6

International Core Equity

Other noteworthy detractors in the portfolio included British bus and train operator Go-Ahead Group, British power generation company Drax Group, and Japanese consumer finance company Aiful. Go-Ahead saw its profit margins squeezed by reduced traffic and lower fuel subsidies, while declining energy demand drove profits down for Drax. Aiful faced new lending legislation in Japan, including a lower cap on consumer lending rates, that contributed to further losses for the company.

Materials and Health Care Outperformed

On the positive side, the portfolio’s materials and health care holdings outperformed their counterparts in the MSCI EAFE Index for the 12-month period. Materials stocks were the best-performing segment of the portfolio, led by metals and mining companies and chemicals producers. The top contributor in this sector was Canadian mining company Eldorado Gold, which benefited from an increase of more than 30% in the price of gold during the period. Australian iron ore miner Mount Gibson Iron was another strong performer thanks to higher production volumes and a takeover offer from a Chinese steelmaker. In the chemicals industry, the leading performer was German chemicals company BASF, which saw a firm recovery across all of its businesses.

Outperformance in the health care sector was driven entirely by stock selection among pharmaceutical firms. The best contributors were drug makers Novo-Nordisk and AstraZeneca. Danish pharmaceutical company Novo-Nordisk, which focuses on treating diabetes, posted solid sales and profit growth as its latest diabetes drug was approved for sale in the U.S. AstraZeneca, based in the U.K., repeatedly boosted its earnings forecasts thanks to strong sales of its blockbuster cholesterol drug.

The best relative performance contributor in the portfolio was German media conglomerate ProSiebenSat.1 Media, which rallied as an improving advertising environment and cost-cutting measures enabled the company to return to profitability. British beverage maker Britvic was another top contributor, reporting better-than-expected earnings amid rising sales and a beneficial acquisition.

A Look Ahead

The market environment for international stocks has grown increasingly choppy in recent months, reflecting greater uncertainty about the resilience of the global economic recovery. Although most businesses weathered the 2008 recession relatively well, stubbornly high unemployment in many countries suggests that the corporate sector is not yet confident enough in the strength of the recovery to expand payrolls. This economic uncertainty—and the stock market volatility that often accompanies it—is likely to continue as we move into the second half of 2010.

The quantitative investment process we use to manage International Core Equity has a framework that is objective, disciplined, and systematic—in other words, it avoids getting caught up in the fads and emotions that can drive short-term market movements. We believe this approach will produce superior relative performance over the long term.

7

International Core Equity

Top Ten Holdings
% of net assets
as of 6/30/10
AstraZeneca plc	2.0%
Novartis AG	1.6%
Market Vectors - Gold Miners ETF	1.3%
Vodafone Group plc	1.1%
Commonwealth Bank of Australia	1.1%
BASF SE	1.1%
Banco Santander SA	1.1%
Danisco A/S	1.1%
Novo Nordisk A/S B Shares	1.0%
HSBC Holdings plc	1.0%

Investments by Country
% of net assets
as of 6/30/10
Japan	21.1%
United Kingdom	17.4%
France	8.8%
Germany	7.9%
Australia	7.1%
Switzerland	6.7%
Netherlands	4.0%
Italy	3.6%
Sweden	3.1%
Spain	2.9%
Hong Kong	2.6%
Denmark	2.5%
Norway	2.0%
Other Countries	9.1%
Other Assets and Liabilities	1.2%

Types of Investments in Portfolio
% of net assets
as of 6/30/10
Foreign Common Stocks & Warrants	98.8%
Other Assets and Liabilities	1.2%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	1/1/10	6/30/10	1/1/10 – 6/30/10	Expense Ratio*
Actual
Investor Class	$1,000	$864.80	$5.46	1.18%
Institutional Class	$1,000	$866.30	$4.53	0.98%
A Class	$1,000	$864.60	$6.61	1.43%
B Class	$1,000	$861.70	$10.06	2.18%
C Class	$1,000	$861.70	$10.06	2.18%
R Class	$1,000	$863.20	$7.76	1.68%
Hypothetical
Investor Class	$1,000	$1,018.94	$5.91	1.18%
Institutional Class	$1,000	$1,019.93	$4.91	0.98%
A Class	$1,000	$1,017.70	$7.15	1.43%
B Class	$1,000	$1,013.98	$10.89	2.18%
C Class	$1,000	$1,013.98	$10.89	2.18%
R Class	$1,000	$1,016.46	$8.40	1.68%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

International Core Equity

JUNE 30, 2010
	Shares	Value		Shares	Value
Common Stocks & Warrants — 98.8%			FRANCE — 8.8%
AUSTRALIA — 7.1%			AXA SA	1,181	$ 17,911
Australia & New Zealand			BNP Paribas	808	43,143
Banking Group Ltd.	1,635	$ 29,352	Bouygues SA	244	9,346
Bank of Queensland Ltd.	1,312	11,422	Carrefour SA	22	869
Bendigo and			Casino Guichard Perrachon SA	291	21,975
Adelaide Bank Ltd.	1,219	8,332	Christian Dior SA	141	13,397
BHP Billiton Ltd.	1,353	42,078	Cie Generale de
Caltex Australia Ltd.	1,757	13,721	Geophysique-Veritas(1)	936	16,440
Coca-Cola Amatil Ltd.	486	4,867	Credit Agricole SA	1,764	18,057
Commonwealth Bank of Australia	1,359	55,081	France Telecom SA	1,124	19,396
Fairfax Media Ltd.	6,746	7,404	Nexans SA	535	30,933
Harvey Norman Holdings Ltd.	5,051	13,963	Rhodia SA	2,642	43,480
Macquarie Group Ltd.	8	246	Safran SA	777	21,547
Mount Gibson Iron Ltd.(1)	25,272	32,195	Sanofi-Aventis SA	724	43,659
National Australia Bank Ltd.	1,282	24,763	Schneider Electric SA	250	25,304
Newcrest Mining Ltd.	1,025	30,146	Societe Generale	280	11,390
Rio Tinto Ltd.	655	36,276	Total SA	387	17,223
Telstra Corp. Ltd.	3,905	10,626	Vallourec SA	138	23,562
Wesfarmers Ltd.	801	19,178	Vinci SA	495	20,383
Westpac Banking Corp.	430	7,594	Vivendi SA	1,480	29,942
		347,244			427,957
AUSTRIA — 0.3%			GABON — 0.2%
Erste Group Bank AG	392	12,471	Total Gabon SA	35	10,480
Voestalpine AG	114	3,120	GERMANY — 7.9%
		15,591	Allianz SE	403	40,016
BELGIUM — 1.5%			Aurubis AG	535	23,287
Delhaize Group SA	209	15,133	BASF SE	980	53,465
Dexia SA(1)	1,580	5,505	Bayer AG	350	19,528
D’ieteren SA	113	47,994	Bayerische Motoren
			Werke AG	757	36,615
Umicore	169	4,890	Deutsche Bank AG	618	34,941
		73,522	Deutsche Telekom AG	1,913	22,551
CYPRUS — 0.3%			E.ON AG	314	8,453
Bank of Cyprus Public Co. Ltd.	2,213	8,868	Hannover Rueckversicherung AG	444	19,126
Marfin Popular
Bank Public Co. Ltd.	4,475	7,606	Infineon Technologies AG(1)	2,549	14,731
		16,474	MAN SE	244	20,116
DENMARK — 2.5%			Metro AG	271	13,778
Carlsberg A/S B Shares	83	6,310	MTU Aero Engines Holding AG	253	14,078
Coloplast A/S B Shares	146	14,493	Muenchener
			Rueckversicherungs-Gesellschaft
Danisco A/S	764	51,266	AG	44	5,508
Novo Nordisk A/S B Shares	612	49,367	ProSiebenSat.1 Media AG
		121,436	Preference Shares	2,532	36,905
FINLAND — 0.3%			Siemens AG	246	22,014
Pohjola Bank plc	1,191	12,125			385,112

11

International Core Equity

	Shares	Value		Shares	Value
GREECE — 0.7%			Fuji Heavy Industries Ltd.(1)	3,000	$ 16,016
Alpha Bank AE(1)	1,353	$ 6,613	Fuji Oil Co. Ltd.	1,000	14,667
Motor Oil Hellas			FUJIFILM Holdings Corp.	700	20,136
Corinth Refineries SA	1,505	13,144	Hitachi Ltd.(1)	5,000	18,132
National Bank of Greece SA(1)	637	6,941	Honda Motor Co. Ltd.	1,400	40,658
OPAP SA	700	8,707	Hosiden Corp.	1,400	14,685
		35,405	Idemitsu Kosan Co. Ltd.	200	15,022
HONG KONG — 2.6%			ITOCHU Corp.	2,000	15,594
BOC Hong Kong Holdings Ltd.	2,500	5,683	Japan Tobacco, Inc.	8	24,871
Chaoda Modern			Jupiter Telecommunications
Agriculture Holdings Ltd.	14,000	13,681	Co. Ltd.	14	13,342
City Telecom HK Ltd.	24,000	13,791	Kawasaki Kisen Kaisha Ltd.(1)	4,000	16,185
Hang Lung Group Ltd.	1,000	5,387	Konica Minolta Holdings, Inc.	3,000	28,870
Hopewell Highway			Kyocera Corp.	200	16,151
Infrastructure Ltd.	200	140
			Leopalace21 Corp.(1)	2,000	6,259
Industrial & Commercial
Bank of China (Asia) Ltd.	6,000	15,851	Marubeni Corp.	4,000	20,490
Kingboard Laminates			Mineba Co. Ltd.	5,000	27,565
Holdings Ltd.	36,000	30,115	Miraca Holdings, Inc.	800	23,967
Lee & Man Paper			Mitsubishi Corp.	1,800	37,508
Manufacturing Ltd.	18,000	13,243	Mitsubishi Tanabe Pharma Corp.	1,000	15,229
PCCW Ltd.	43,000	12,482	Mitsubishi UFJ Lease
VTech Holdings Ltd.	1,000	10,659	& Finance Co. Ltd.	190	6,396
Yue Yuen Industrial			Mitsui & Co. Ltd.	900	10,581
Holdings Ltd.	1,500	4,660	Mitsumi Electric Co. Ltd.	1,800	30,629
		125,692	Nippon Electric Glass Co. Ltd.	2,000	22,760
IRELAND — 0.6%			Nippon Meat Packers, Inc.	1,000	12,364
Smurfit Kappa Group plc(1)	3,311	26,828	Nippon Telegraph
ITALY — 3.6%			& Telephone Corp.	1,000	40,829
Banca Popolare di Milano Scarl	1,238	5,108	Nissan Motor Co. Ltd.(1)	4,300	29,809
Enel SpA	7,663	32,418	NTT Data Corp.	5	18,445
ENI SpA	485	8,903	NTT DoCoMo, Inc.	24	36,294
Indesit Co. SpA	4,361	48,592	Resona Holdings, Inc.	1,300	15,813
Mediaset SpA	4,069	23,168	Seino Holdings Corp.	2,000	13,744
Prysmian SpA	803	11,536	Seven & I Holdings Co. Ltd.	1,000	22,944
Telecom Italia SpA	11,483	12,657	Shinko Electric
UniCredit SpA	14,520	32,230	Industries Co. Ltd.	1,000	12,968
		174,612	SOFTBANK CORP.	300	7,929
JAPAN — 21.1%			Sojitz Corp.	6,000	9,397
Amada Co. Ltd.	2,000	13,134	Sony Financial Holdings, Inc.	4	13,375
Asahi Breweries Ltd.	600	10,142	Stanley Electric Co. Ltd.	1,000	16,552
Astellas Pharma, Inc.	500	16,721	Sumitomo Heavy Industries Ltd.	1,000	5,890
Brother Industries Ltd.	2,400	24,988	Sumitomo Metal Mining Co. Ltd.	1,000	12,547
Canon, Inc.	600	22,370	Suruga Bank Ltd.	1,000	9,060
Capcom Co. Ltd.	900	14,437	Takata Corp.	1,100	22,236
Central Japan Railway Co.	2	16,471	Takeda Pharmaceutical Co. Ltd.	600	25,678
Daito Trust Construction Co. Ltd.	300	16,959	Tokyo Gas Co. Ltd.	2,000	9,144
Eisai Co. Ltd.	500	16,541	Tokyo Steel
F.C.C. Co. Ltd.	1,100	20,484	Manufacturing Co. Ltd.	1,400	16,206

12

International Core Equity

	Shares	Value		Shares	Value
Toyo Seikan Kaisha Ltd.	900	$ 13,060	SPAIN — 2.9%
Toyota Tsusho Corp.	500	7,160	Banco Bilbao Vizcaya
TV Asahi Corp.	11	15,862	Argentaria SA	1,013	$ 10,451
Yamaguchi Financial Group, Inc.	1,000	9,537	Banco Santander SA	4,994	52,477
		1,024,803	Corp. Financiera Alba	274	10,121
LIECHTENSTEIN — 0.2%			Endesa SA	756	16,057
Verwaltungs- und			Mapfre SA	4,470	12,132
Privat-Bank AG	65	7,645	Telefonica SA	2,125	39,241
MEXICO — 0.2%					140,479
Fresnillo plc	830	11,991	SWEDEN — 3.1%
MULTI-NATIONAL — 1.3%			Alfa Laval AB	1,993	25,743
Market Vectors -			Atlas Copco AB, Class B	1,204	15,947
Gold Miners ETF	1,172	60,897	JM AB	182	2,438
NETHERLANDS — 4.0%			Nordea Bank AB	3,039	25,065
CSM	783	23,262	Saab AB B Shares	1,853	21,035
Heineken Holding NV	781	28,493	Scania AB B Shares	1,002	15,275
ING Groep NV CVA(1)	3,453	25,637	Svenska Cellulosa AB
Koninklijke DSM NV	682	27,095	B Shares	2,885	33,935
Koninklijke Philips Electronics NV	654	19,494	Svenska Handelsbanken AB
Royal Dutch Shell plc B Shares	1,694	41,014	A Shares	413	10,115
Unilever NV CVA	993	27,075			149,553
		192,070	SWITZERLAND — 6.7%
NORWAY — 2.0%			ABB Ltd.(1)	1,311	22,781
Kongsberg Gruppen AS	2,030	33,912	Clariant AG(1)	2,283	28,925
Petroleum Geo-Services ASA(1)	2,772	23,138	Credit Suisse Group AG	1,032	38,787
Telenor ASA	812	10,198	Nestle SA	892	43,039
TGS Nopec Geophysical Co. ASA	2,506	28,654	Novartis AG	1,557	75,540
		95,902	Roche Holding AG	331	45,454
PEOPLE’S REPUBLIC OF CHINA — 1.7%			Swatch Group AG (The)	244	12,478
Anta Sports Products Ltd.	9,000	16,204	UBS AG(1)	1,116	14,793
China Merchants Bank Co. Ltd.			Xstrata plc	9	118
H Shares	8,475	20,250	Zurich Financial Services AG	204	44,780
Yangzijiang Shipbuilding					326,695
Holdings Ltd.	23,000	21,955	UNITED KINGDOM — 17.4%
Zhaojin Mining Industry Co. Ltd.			Admiral Group plc	319	6,670
H Shares	11,000	25,798
			Amlin plc	2,300	13,225
		84,207
			AstraZeneca plc	2,063	96,935
PORTUGAL(2)
			Balfour Beatty plc	5,005	17,785
Banco Espirito Santo SA	400	1,576	Barclays plc	6,633	26,297
SINGAPORE — 1.8%			BHP Billiton plc	1,528	39,540
DBS Group Holdings Ltd.	1,500	14,544	BP plc	8,372	40,208
Golden Agri-Resources
Ltd. Warrants(1)	1,224	87	British American Tobacco plc	1,393	44,109
Jardine Cycle & Carriage Ltd.	1,000	21,225	Britvic plc	4,964	35,086
SembCorp Industries Ltd.	11,000	31,788	BT Group plc, Class A	8,647	16,513
StarHub Ltd.	5,000	8,025	Centrica plc	1,969	8,671
Venture Corp. Ltd.	2,000	12,688	Close Brothers Group plc	779	8,009
		88,357	Compass Group plc	1,614	12,245
			EnQuest plc(1)	1,299	1,905

13

International Core Equity

	Shares	Value	Market Sector Diversification
GlaxoSmithKline plc	1,779	$ 30,149	(as a % of net assets)
Go-Ahead Group plc	2,512	39,824	Financials	21.0%
HSBC Holdings plc	5,355	48,854	Industrials	14.1%
Inchcape plc(1)	1,461	5,337	Consumer Discretionary	12.0%
International Power plc	3,790	16,791	Materials	11.5%
Investec plc	1,427	9,598	Health Care	9.7%
Kesa Electricals plc	11,689	21,049	Consumer Staples	9.4%
Lloyds Banking Group plc(1)	21,764	17,268	Information Technology	6.4%
Next plc	829	24,532	Telecommunication Services	6.3%
Pearson plc	1,547	20,244	Energy	5.2%
Petrofac Ltd.	1,299	22,841	Utilities	1.9%
Randgold Resources Ltd.	41	3,898	Diversified	1.3%
Rio Tinto plc	803	35,139	Other Assets and Liabilities	1.2%
Songbird Estates plc(1)	11,957	27,361
Standard Chartered plc	1,154	28,014	Notes to Schedule of Investments
Tate & Lyle plc	2,318	15,402	CVA = Certificaten Van Aandelen
Tomkins plc	4,694	15,769	ETF = Exchange Traded Fund
Tullett Prebon plc	4,552	21,364	(1) Non-income producing.
Unilever plc	302	8,049	(2) Category is less than 0.05% of total net assets.
Vodafone Group plc	26,691	55,310
Wolseley plc(1)	649	12,688	Geographic classifications and market sector diversification are unaudited.
		846,679
TOTAL INVESTMENT
SECURITIES — 98.8%			See Notes to Financial Statements.
(Cost $5,272,696)		4,803,332
OTHER ASSETS
AND LIABILITIES — 1.2%		59,475
TOTAL NET ASSETS — 100.0%		$4,862,807

14

Statement of Assets and Liabilities

JUNE 30, 2010
Assets
Investment securities, at value (cost of $5,272,696)	$4,803,332
Cash	41,730
Foreign currency holdings, at value (cost of $2,727)	2,745
Receivable for investments sold	14,609
Receivable for capital shares sold	735
Dividends and interest receivable	14,011
4,877,162

Liabilities
Payable for investments purchased	8,078
Accrued management fees	4,723
Distribution fees payable	832
Service fees (and distribution fees — A Class and R Class) payable	722
14,355

Net Assets	$4,862,807

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 8,617,390
Undistributed net investment income	64,736
Accumulated net realized loss on investment and foreign currency transactions	(3,350,095)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(469,224)
$ 4,862,807

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,489,995	250,380	$5.95
Institutional Class, $0.01 Par Value	$653,239	109,589	$5.96
A Class, $0.01 Par Value	$730,099	122,863	$5.94*
B Class, $0.01 Par Value	$677,137	114,469	$5.92
C Class, $0.01 Par Value	$630,721	106,617	$5.92
R Class, $0.01 Par Value	$681,616	114,884	$5.93
* Maximum offering price $6.30 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2010
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $13,429)	$ 162,351
Interest	22
162,373
Expenses:
Management fees	67,862
Distribution fees:
B Class	5,647
C Class	5,841
Service fees:
B Class	1,882
C Class	1,947
Distribution and service fees:
A Class	2,335
R Class	3,776
Directors’ fees and expenses	175
Other expenses	261
89,726

Net investment income (loss)	72,647

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(36,455)
Futures contract transactions	10,794
Foreign currency transactions	84,871
59,210

Change in net unrealized appreciation (depreciation) on:
Investments	555,365
Translation of assets and liabilities in foreign currencies	(284,083)
271,282

Net realized and unrealized gain (loss)	330,492

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 403,139

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2010 AND JUNE 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 72,647	$ 156,960
Net realized gain (loss)	59,210	(2,950,723)
Change in net unrealized appreciation (depreciation)	271,282	(516,085)
Net increase (decrease) in net assets resulting from operations	403,139	(3,309,848)

Distributions to Shareholders
From net investment income:
Investor Class	(48,536)	(57,258)
Institutional Class	(23,300)	(36,330)
A Class	(20,255)	(39,459)
B Class	(7,830)	(22,215)
C Class	(9,392)	(23,521)
R Class	(11,766)	(23,733)
Decrease in net assets from distributions	(121,079)	(202,516)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(936,519)	247,737

Redemption Fees
Increase in net assets from redemption fees	2,962	1,686

Net increase (decrease) in net assets	(651,497)	(3,262,941)

Net Assets
Beginning of period	5,514,304	8,777,245
End of period	$4,862,807	$ 5,514,304

Undistributed net investment income	$64,736	$95,103

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies located in developed countries, excluding the United States and Canada. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

18

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended June 30, 2010, was 1.17% for the Investor Class, A Class, B Class, C Class and R Class and 0.97% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 52% of the outstanding shares of the fund.

20

The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2010, were $4,793,510 and $5,675,058, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Year ended June 30, 2010		Year ended June 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		100,000,000
Sold	161,834	$ 1,093,808	157,815	$ 905,189
Issued in reinvestment of distributions	7,065	48,325	9,754	57,258
Redeemed	(212,201)	(1,452,000)	(139,613)	(919,168)
	(43,302)	(309,867)	27,956	43,279
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	22,965	161,078	24,102	150,081
Issued in reinvestment of distributions	3,407	23,300	6,189	36,330
Redeemed	(65,095)	(447,738)	(23,146)	(131,344)
	(38,723)	(263,360)	7,145	55,067
A Class/Shares Authorized	10,000,000		10,000,000
Sold	26,832	176,278	41,302	274,950
Issued in reinvestment of distributions	2,788	19,071	6,722	39,459
Redeemed	(62,627)	(429,133)	(45,138)	(234,179)
	(33,007)	(233,784)	2,886	80,230
B Class/Shares Authorized	10,000,000		10,000,000
Sold	902	6,156	847	6,249
Issued in reinvestment of distributions	1,147	7,830	3,785	22,215
Redeemed	(483)	(3,080)	(8,477)	(39,164)
	1,566	10,906	(3,845)	(10,700)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	15,128	101,359	5,154	31,543
Issued in reinvestment of distributions	1,336	9,129	4,007	23,521
Redeemed	(38,595)	(265,916)	—	—
	(22,131)	(155,428)	9,161	55,064
R Class/Shares Authorized	10,000,000		10,000,000
Sold	500	3,301	165	1,064
Issued in reinvestment of distributions	1,720	11,766	4,043	23,733
Redeemed	(8)	(53)	—	—
	2,212	15,014	4,208	24,797
Net increase (decrease)	(133,385)	$ (936,519)	47,511	$ 247,737

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5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of June 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Total Investment Securities	$60,897	$4,742,435	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any equity price risk derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2010, the effect of equity price risk derivative instruments on the Statement of Operations was $10,794 in net realized gain (loss) on futures contract transactions.

22

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended June 30, 2010, the fund did not utilize the program.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$121,079	$202,516
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$5,321,181
Gross tax appreciation of investments	$ 364,226
Gross tax depreciation of investments	(882,075)
Net tax appreciation (depreciation) of investments	$(517,849)
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies	$ 145
Net tax appreciation (depreciation)	$(517,704)
Undistributed ordinary income	$64,731
Accumulated capital losses	$(3,119,897)
Capital loss deferral	$(181,713)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(1,139,974) and $(1,979,923) expire in 2017 and 2018, respectively.

The capital loss deferral listed on the previous page represents net capital losses incurred in the eight-month period ended June 30, 2010. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Directors approved an interim investment advisory agreement under which the fund will be managed until a new agreement is approved by fund shareholders. On April 1, 2010, the Board of Directors approved a new investment advisory agreement. The interim agreement and the new agreement are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2010.

For the fiscal year ended June 30, 2010, the fund intends to pass through to shareholders $13,429, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended June 30, 2010, the fund earned $175,650 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on June 30, 2010 are $0.2145 and $0.0164, respectively.

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Financial Highlights

International Core Equity

Investor Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.80	$9.72	$11.88	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.10	0.20	0.28	0.15
Net Realized and Unrealized Gain (Loss)	0.19	(3.87)	(1.69)	1.73
Total From Investment Operations	0.29	(3.67)	(1.41)	1.88
Distributions
From Net Investment Income	(0.14)	(0.25)	(0.21)	—
From Net Realized Gains	—	—	(0.54)	—
Total Distributions	(0.14)	(0.25)	(0.75)	—
Net Asset Value, End of Period	$5.95	$5.80	$9.72	$11.88

Total Return(3)	4.68%	(37.81)%	(12.30)%	18.80%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.18%	1.17%	1.16%	1.18%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.55%	3.09%	2.50%	2.30%(4)
Portfolio Turnover Rate	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$1,490	$1,704	$2,583	$1,493
(1) November 30, 2006 (fund inception) through June 30, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

25

International Core Equity

Institutional Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.81	$9.73	$11.90	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.11	0.20	0.29	0.16
Net Realized and Unrealized Gain (Loss)	0.19	(3.86)	(1.69)	1.74
Total From Investment Operations	0.30	(3.66)	(1.40)	1.90
Distributions
From Net Investment Income	(0.15)	(0.26)	(0.23)	—
From Net Realized Gains	—	—	(0.54)	—
Total Distributions	(0.15)	(0.26)	(0.77)	—
Net Asset Value, End of Period	$5.96	$5.81	$9.73	$11.90

Total Return(3)	4.88%	(37.65)%	(12.19)%	19.00%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.98%	0.97%	0.96%	0.98%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.75%	3.29%	2.70%	2.50%(4)
Portfolio Turnover Rate	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$653	$862	$1,374	$1,208
(1) November 30, 2006 (fund inception) through June 30, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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International Core Equity

A Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.79	$9.71	$11.87	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09	0.17	0.24	0.13
Net Realized and Unrealized Gain (Loss)	0.18	(3.86)	(1.68)	1.74
Total From Investment Operations	0.27	(3.69)	(1.44)	1.87
Distributions
From Net Investment Income	(0.12)	(0.23)	(0.18)	—
From Net Realized Gains	—	—	(0.54)	—
Total Distributions	(0.12)	(0.23)	(0.72)	—
Net Asset Value, End of Period	$5.94	$5.79	$9.71	$11.87

Total Return(3)	4.42%	(38.00)%	(12.53)%	18.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.43%	1.42%	1.41%	1.43%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.30%	2.84%	2.25%	2.05%(4)
Portfolio Turnover Rate	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$730	$903	$1,485	$1,226
(1) November 30, 2006 (fund inception) through June 30, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

27

International Core Equity

B Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.77	$9.66	$11.81	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04	0.13	0.15	0.08
Net Realized and Unrealized Gain (Loss)	0.18	(3.83)	(1.66)	1.73
Total From Investment Operations	0.22	(3.70)	(1.51)	1.81
Distributions
From Net Investment Income	(0.07)	(0.19)	(0.10)	—
From Net Realized Gains	—	—	(0.54)	—
Total Distributions	(0.07)	(0.19)	(0.64)	—
Net Asset Value, End of Period	$5.92	$5.77	$9.66	$11.81

Total Return(3)	3.64%	(38.34)%	(13.26)%	18.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.18%	2.17%	2.16%	2.18%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55%	2.09%	1.50%	1.30%(4)
Portfolio Turnover Rate	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$677	$651	$1,128	$1,208
(1) November 30, 2006 (fund inception) through June 30, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

28

International Core Equity

C Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.77	$9.66	$11.82	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.04	0.13	0.15	0.08
Net Realized and Unrealized Gain (Loss)	0.18	(3.83)	(1.67)	1.74
Total From Investment Operations	0.22	(3.70)	(1.52)	1.82
Distributions
From Net Investment Income	(0.07)	(0.19)	(0.10)	—
From Net Realized Gains	—	—	(0.54)	—
Total Distributions	(0.07)	(0.19)	(0.64)	—
Net Asset Value, End of Period	$5.92	$5.77	$9.66	$11.82

Total Return(3)	3.64%	(38.34)%	(13.26)%	18.20%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.18%	2.17%	2.16%	2.18%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55%	2.09%	1.50%	1.30%(4)
Portfolio Turnover Rate	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$631	$742	$1,156	$1,231
(1) November 30, 2006 (fund inception) through June 30, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

29

International Core Equity

R Class
For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.78	$9.69	$11.85	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08	0.16	0.20	0.11
Net Realized and Unrealized Gain (Loss)	0.17	(3.85)	(1.67)	1.74
Total From Investment Operations	0.25	(3.69)	(1.47)	1.85
Distributions
From Net Investment Income	(0.10)	(0.22)	(0.15)	—
From Net Realized Gains	—	—	(0.54)	—
Total Distributions	(0.10)	(0.22)	(0.69)	—
Net Asset Value, End of Period	$5.93	$5.78	$9.69	$11.85

Total Return(3)	4.16%	(38.13)%	(12.78)%	18.50%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.68%	1.67%	1.66%	1.68%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.05%	2.59%	2.00%	1.80%(4)
Portfolio Turnover Rate	83%	131%	108%	51%
Net Assets, End of Period (in thousands)	$682	$652	$1,051	$1,203
(1) November 30, 2006 (fund inception) through June 30, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc.
and Shareholders of the International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Core Equity Fund (one of the eleven funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 19, 2010

31

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Quantitative Equity Funds, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Quantitative Equity Funds, Inc.):

Frederick L.A. Grauer	For:	4,067,909,978
	Withhold:	174,470,448
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	4,032,551
	Against:	58,861
	Abstain:	49,039
	Broker Non-Vote:	434,027

Institutional Class	For:	669,545
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

32

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Directors
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Director
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Director and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

33

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Director
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Intraware, Inc. (2003 to 2009);
Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Director
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Dimensional Fund Advisors
(investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University
of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

34

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Director
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Director: 41
Other Directorships Held by Director During the Past Five Years: Cadence Design Systems;
Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt
Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Director
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Director and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007);
Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive
Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM
and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Director: 104
Other Directorships Held by Director During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

35

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Director and	President and Chief Executive Officer, ACC (March 2007 to present);
Thomas	President	Chief Administrative Officer, ACC (February 2006 to February 2007);
(1963)	since 2007	Executive Vice President, ACC (November 2005 to February 2007); Global
Chief Operating Officer and Managing Director, Morgan Stanley (March
2000 to November 2005). Also serves as: Chief Executive Officer and
Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and
other ACC subsidiaries
Barry Fink	Executive Vice	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

36

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under a management agreement (the “Current Management Agreement”) that took effect on July 16, 2010, following approval by the Fund’s Board of Directors (the “Board”) and shareholders. The Advisor previously served as investment advisor to the Fund pursuant to a prior management agreement (the “Prior Management Agreement”) and an interim management agreement (the “Interim Management Agreement”). The Interim Management Agreement terminated in accordance with its terms on July 16, 2010, upon the effectiveness of the Current Management Agreement. The Prior Management Agreement terminated on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of the Current Management Agreement as required under the Act. The Board approved the Current Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Current Management Agreement at a meeting held on June 16, 2010.

The Interim Management Agreement and the Current Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Current Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

37

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreement, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Current Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Current Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

38

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Current Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Current Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Current Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

39

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Current Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Current Management Agreement, and the reasonableness of the current management fees.

40

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Current Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The

41

Board concluded that the management fee to be paid by the Fund to the Advisor under the Current Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Current Management Agreement be approved and recommended its approval to Fund shareholders.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI Pacific Free ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region, excluding Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

44

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Quantitative Equity Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1008
CL-ANN-69045

ITEM 2. CODE OF ETHICS.

(a)		The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)		No response required.

(c)		None.

(d)		None.

(e)		Not applicable.

(f)		The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)	(2)	Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)	(3)	Not applicable.

(b)		No response required.

(c)		No response required.

(d)		No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)		Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

		FY 2009:	$262,760
		FY 2010:	$276,995

(b)		Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:
For services rendered to the registrant:

		FY 2009 :	$0
		FY 2010 :	$0

		Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
		(relating to certain engagements for non-audit services with the registrant’s investment adviser
		and its affiliates):

		FY 2009:	$0
		FY 2010:	$0

(c)		Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

		For services rendered to the registrant:

		FY 2009:	$0
		FY 2010:	$0

		Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
		(relating to certain engagements for non-audit services with the registrant’s investment adviser
		and its affiliates):

		FY 2009:	$0
		FY 2010:	$0

(d)		All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

		For services rendered to the registrant:

		FY 2009:	$0
		FY 2010:	$0

		Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
		(relating to certain engagements for non-audit services with the registrant’s investment adviser
		and its affiliates):

		FY 2009:	$0
		FY 2010:	$0

(e)	(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the
		accountant is engaged by the registrant to render audit or non-audit services, the engagement is
		approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
		Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s

		engagements for non-audit services with the registrant’s investment adviser, its parent company,
		and any entity controlled by, or under common control with the investment adviser that
		provides ongoing services to the registrant, if the engagement relates directly to the operations
		and financial reporting of the registrant.

(e)	(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved
		before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
		Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be
		approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)		The percentage of hours expended on the principal accountant’s engagement to audit the
		registrant’s financial statements for the most recent fiscal year that were attributed to work
		performed by persons other than the principal accountant’s full-time, permanent employees was
		less than 50%.

(g)		The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the
		registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser
		whose role is primarily portfolio management and is subcontracted with or overseen by another
		investment adviser), and any entity controlling, controlled by, or under common control with
		the adviser that provides ongoing services to the registrant for each of the last two fiscal years
		of the registrant were as follows:

		FY 2009:	$134,350
		FY 2010:	$178,950

(h)		The registrant’s investment adviser and accountant have notified the registrant’s audit
		committee of all non-audit services that were rendered by the registrant’s accountant to the
		registrant’s investment adviser, its parent company, and any entity controlled by, or under
		common control with the investment adviser that provides services to the registrant, which
		services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
		Regulation S-X. The notification provided to the registrant’s audit committee included
		sufficient details regarding such services to allow the registrant’s audit committee to consider
		the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)		The schedule of investments is included as part of the report to stockholders filed under Item 1
		of this Form.

(b)		Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.

(a) (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a) (3) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 27, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 27, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 27, 2010